UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3218
                                   ------------


                AXP Variable Portfolio - Investment Series, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:  8/31/04
                         --------------

(logo)
American
  Express(R)
 Funds

American Express(R)
Variable Portfolio Funds

                                                                   ANNUAL REPORT
                                              For the Period Ended Aug. 31, 2004
                                                      (2004 Prospectus Enclosed)

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Core Bond Fund
AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - High Yield Bond Fund
AXP(R) Variable Portfolio - Income Opportunities Fund
AXP(R) Variable Portfolio - Large Cap Equity Fund
AXP(R) Variable Portfolio - Large Cap Value Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Partners Select Value Fund
AXP(R) Variable Portfolio - Partners Small Cap Value Fund AXP(R) Variable Portfolio - S&P 500 Index Fund
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund AXP(R) Variable Portfolio - Small Cap Advantage Fund
AXP(R) Variable Portfolio - Strategy Aggressive Fund
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund AXP(R) Variable Portfolio - Threadneedle International Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

(logo)
AMERICAN
 EXPRESS
(R)

The American Express(R) Variable Portfolio (AXP VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.


Table of Contents

2004 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

AXP VP - Cash Management Fund
Portfolio Management Q & A                          3

AXP VP - Core Bond Fund
Portfolio Management Q & A                          5
The 10 Largest Holdings                             7
The Fund's Long-term Performance                    8

AXP VP - Diversified Bond Fund
Portfolio Management Q & A                          9
The 10 Largest Holdings                            11
The Fund's Long-term Performance                   12

AXP VP - Diversified Equity Income Fund
Portfolio Management Q & A                         13
The 10 Largest Holdings                            14
The Fund's Long-term Performance                   15

AXP VP - Equity Select Fund
Portfolio Management Q & A                         16
The 10 Largest Holdings                            17
The Fund's Long-term Performance                   18

AXP VP - Global Bond Fund
Portfolio Management Q & A                         19
The 10 Largest Holdings                            21
The Fund's Long-term Performance                   22

AXP VP - Growth Fund
Portfolio Management Q & A                         23
The 10 Largest Holdings                            24
The Fund's Long-term Performance                   25

AXP VP - High Yield Bond Fund
Portfolio Management Q & A                         26
The 10 Largest Holdings                            27
The Fund's Long-term Performance                   28

AXP VP - Income Opportunities Fund
Portfolio Management Q & A                         29
The 10 Largest Holdings                            30

AXP VP - Large Cap Equity Fund
Portfolio Management Q & A                         31
The 10 Largest Holdings                            32
The Fund's Long-term Performance                   33

AXP VP - Large Cap Value Fund
Portfolio Management Q & A                         34
The 10 Largest Holdings                            35
The Fund's Long-term Performance                   36

AXP VP - Managed Fund
Portfolio Management Q & A                         37
The 10 Largest Holdings                            39
The Fund's Long-term Performance                   40

AXP VP - New Dimensions Fund
Portfolio Management Q & A                         41
The 10 Largest Holdings                            42
The Fund's Long-term Performance                   43

AXP VP - Partners Select Value Fund
Portfolio Management Q & A                         44
The 10 Largest Holdings                            45
The Fund's Long-term Performance                   45

AXP VP - Partners Small Cap Value Fund
Portfolio Management Q & A                         46
The 10 Largest Holdings                            49
The Fund's Long-term Performance                   50

AXP VP - S&P 500 Index Fund
Portfolio Management Q & A                         51
The 10 Largest Holdings                            52
The Fund's Long-term Performance                   53

AXP VP - Short Duration U.S. Government Fund
Portfolio Management Q & A                         54
The Fund's Long-term Performance                   56

AXP VP - Small Cap Advantage Fund
Portfolio Management Q & A                         57
The 10 Largest Holdings                            58
The Fund's Long-term Performance                   59

AXP VP - Strategy Aggressive Fund
Portfolio Management Q & A                         60
The 10 Largest Holdings                            61
The Fund's Long-term Performance                   62

AXP VP - Threadneedle Emerging Markets Fund
Portfolio Management Q & A                         63
The 10 Largest Holdings                            65
The Fund's Long-term Performance                   66

AXP VP - Threadneedle International Fund
Portfolio Management Q & A                         67
The 10 Largest Holdings                            68
The Fund's Long-term Performance                   69

Board Members and Officers                         70

Proxy Voting                                       71

Report of Independent Registered
   Public Accounting Firm                          72

Financial Statements                               73

Notes to Financial Statements                      93

Investments in Securities                         124

Fund Expenses Example                             201

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2  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Cash Management Fund

On July 22, 2004, Jamie Jackson was named portfolio manager of AXP VP - Cash Management Fund, replacing Jerri Cohen. Below, Mr. Jackson discusses the Fund's results and positioning for fiscal year 2004.

Q: How did AXP VP - Cash Management Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Cash Management Fund returned 0.48% for the fiscal year ended Aug. 31, 2004, and its seven-day yield was 0.73% as of the last day of the reporting period.* The Fund continued its role as a conservative option for investors who want to avoid market volatility.

Q:  What factors significantly affected the Fund's performance?

A: Shifting conditions in the U.S. economy and changes in the policy of the Federal Reserve Board (the Fed) were the main factors affecting the Fund's results during the fiscal year. The period started out with interest rates still at the lowest level in more than 40 years. In an attempt to stimulate the U.S. economy, the Fed was continuing its accommodative monetary policy that had been in place for some time.

    Beginning in the spring of 2004, positive economic data began to emerge and the Fed started to make subtle shifts in its policy statements. In April 2004, the markets began pricing in the probability of an interest rate hike by the Fed some time during the summer. In May, the Fed stated that its accommodative monetary policy would likely be removed at a measured pace, indicating to investors that short-term interest rates would soon be on the rise. At the same time, more data indicated that the U.S. economy was continuing to expand, the idea of a jobless recovery dissipated and the market became concerned about an increase in inflation figures.

    Finally after much anticipation about what action the Fed would take, it raised the targeted federal funds rate by a quarter-percentage point on June 30 and again by the same amount on August 10, to 1.50%. While the Fed acknowledged some signs of slowdowns in economic growth and the labor market, it remarked that the situation was most likely temporary. The Fed also reiterated its previous statement that it could probably continue to raise rates at a measured pace.

(bar chart)
                          FUND PERFORMANCE
                 For the year ended Aug. 31, 2004
1.0%

0.8%

0.6%                            (bar 1)
                                +0.48%
0.4%

0.2%

0.0%

(bar 1) AXP VP - Cash Management Fund

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Past performance does not guarantee future results. An investment in the Fund is neither insured nor guaranteed by the FDIC (Federal Deposit Insurance Corporation) or any other government agency. Yields will fluctuate. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The seven-day current yield more closely reflects the current earnings of the Fund than the total return.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +0.48%
3 years                                                               +0.93%
5 years                                                               +2.63%
10 years                                                              +3.85%
Since inception (10/13/81)                                            +5.72%

                              as of Sept. 30, 2004
1 year                                                                +0.52%
3 years                                                               +0.88%
5 years                                                               +2.57%
10 years                                                              +3.82%
Since inception (10/13/81)                                            +5.70%

--------------------------------------------------------------------------------
3  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Cash Management Fund

Q:  What changes did you make to the Fund during the period?

A: Throughout much of the year, we gradually reduced the Fund's weighted average maturity by purchasing securities with shorter maturities. Although the Fund may have temporarily given up some current yield with this strategy, we freed up money more quickly to reinvest in higher yielding securities as rates increased. Toward the end of the reporting period, we also moved to a more bulleted approach in the portfolio with securities concentrated at the shorter end of the money market yield curve instead of spread out evenly across all maturities. We also kept the Fund's allocation to variable rate securities near 20% of the portfolio because we believed these securities were attractive in a rising rate environment. If market rates continue to rise as we anticipate, variable rate securities will reset to higher interest rates.

Q:  What is your outlook and how are you positioning the Fund?

A: Our outlook calls for core inflation to rise modestly toward an annualized rate of 2.5% by the end of 2004. We also believe the Fed will continue to gradually increase the targeted federal funds rate through 2005 in order to reduce the amount of monetary accommodation in the U.S. economy. Our forecast, which is slightly more aggressive than the market is pricing in, calls for the rate to increase 0.25% at the three remaining Fed meetings this year in September, November and December. We will continue to closely monitor economic data and Fed policy statements in order to position the Fund's holdings appropriately along the yield curve.

    In light of our outlook for higher interest rates, we believe the Fund's portfolio is currently well positioned. Our bulleted strategy should allow the Fund to quickly capitalize on future increases in market rates. As always, our focus will continue to be on maximizing the Fund's yield by investing in high-quality securities that have minimal credit risk.

--------------------------------------------------------------------------------
4  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Core Bond Fund

AXP VP - Core Bond Fund began operation on Feb. 4, 2004. Below the Fund's portfolio management team discusses the Fund's positioning and results through Aug. 31, 2004.

Q: How did AXP VP - Core Bond Fund perform for the seven-month period ended Aug. 31, 2004?

A: AXP VP - Core Bond Fund rose 1.67% from its inception through Aug. 31, 2004. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, gained 2.25% for the period from Jan. 31, 2004 through the end of August. The Lipper Intermediate Investment Grade Index, representing the Fund's peer group, advanced 1.96% over the January 31 to August 31 time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Since the Fund's inception in early February, the Fund's short duration relative to its benchmark was a small positive factor in its results. A meaningful contributor to overall portfolio performance was the Fund's positioning, which reflected our view that the difference in interest rates between short-term and long-term securities would narrow. During the reporting period, the Fund also benefited from the outperformance of long-term U.S. Treasuries, where the Fund had a higher-than-index position.

    At the same time, corporate and mortgage securities produced mixed results over the period, as the market struggled to interpret signals from both economic data and the raft of Federal Reserve Board (the Fed) commentary about inflation, the pace of economic expansion, and its likely approach to monetary policy. Mortgages generated slightly positive returns during these months, but the Fund held a lower-than-index position in this sector. Mortgage valuations remained expensive by historical standards, and we believe these securities are vulnerable to underperformance if and when market volatility heightens. The market grew increasingly cautious about the performance of corporate bonds in the then upcoming monetary tightening cycle. The Fund began the period with a higher-than-index position in corporate bonds, and we were selling into strength at that time. By the end of June, the Fund had a lower-than-index position in credit, or corporate bonds, as credit quality curves compressed to the point where we found very poor risk/reward in the broader market. However, we maintained higher-than-index weightings in our favorite relative value and positive fundamental credit improvement stories.

    Commercial mortgage-backed securities (CMBS) were burdened by a relatively heavy supply calendar, which caused that sector to post negative returns for the second calendar quarter. We used this technical weakness as an opportunity to buy well-structured deals with compelling valuations both in the primary and secondary markets. We especially liked the risk/reward trade-off of AAA-rated CMBS versus high quality investment grade credit and agency securities. In the last months of the reporting period, CMBS contributed positively to Fund performance, as the market was able to digest the large new issue supply.

    The Fund's global bond position (long the euro/short the dollar) had a minimal impact on portfolio performance over the period, but we maintain those positions given our expectation of a longer-term decline in the value of the U.S. dollar.

Q:  How did the interest rate environment change during the reporting period?

A: Ten-year U.S. Treasury rates were volatile but ended the period close to where they were in early February. Much of the volatility was driven by the market's analysis of statements by the Fed.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2004
 4%

 3%
                                (bar 2)                 (bar 3)
 2%     (bar 1)                 +2.25%                  +1.96%
        +1.67%
 1%

 0%

(bar 1) AXP VP - Core Bond Fund (inception 2/4/04)
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)(1/31/04-8/31/04) (bar 3) Lipper Intermediate Investment Grade Index (1/31/04-8/31/04)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
5  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Core Bond Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: In the first month of operation, we established a greater-than-index position in corporate bonds, a lower-than-index position in mortgages, and a close-to-the-index position in government agency securities. By the end of the fiscal period, the Fund's investment grade credit position was close to that of its index. We also had established a higher-than-index position in commercial mortgage-backed securities (CMBS). We maintained the Fund's exposure to mortgages and agency securities.

    We constantly re-evaluate all of the Fund's positions as we seek to have the best risk/reward opportunities in the portfolio across sectors, with an eye toward having a higher-than-index position in securities that may offer the greatest likelihood of outperforming the Fund's benchmark.

Q:  Did portfolio turnover affect the Fund?

A: Our portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 221% turnover rate this reporting period was the result of "roll" transactions in U.S. Treasury notes. For U.S. Treasury notes, existing holdings were sold and newly issued securities with better liquidity were purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound early in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and higher inflation so far this year present risks to the Fed's ability and willingness to remain measured in its tightening plan. Our outlook calls for more Fed rate hikes through 2005. In managing the Fund, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment.

    In the corporate and mortgage sectors, we will likely have lower-than-index positions for the near term. From a relative value perspective, yield spreads over U.S. Treasuries generally continue to look unattractive on a historical basis and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. In corporates, we remain highly selective, seeking to modestly reduce the Fund's exposure. In mortgages, we intend to maintain the Fund's more significant lower-than-index position, especially to lower-coupon mortgages, which we believe may underperform as the sector reprices to a higher, flatter yield curve. We intend to maintain the Fund's meaningful exposure to commercial mortgage-backed securities compared to its index weighting, as we view these securities as a strong substitute for high quality corporate and government agency securities.

    As always, we maintain a disciplined focus on individual security selection in concert with our qualitative and quantitative partners in research.

--------------------------------------------------------------------------------
6  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Core Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Wells Fargo Bank NA
6.45% 2011                                  1.6%            $562,280
ASIF Global Financing
4.90% 2013                                  1.2              441,481
Comcast
5.50% 2011                                  1.1              379,757
Bundesrepublik Deutschland
5.25% 2010                                  1.0              371,698
Verizon Pennsylvania
5.65% 2011                                  0.9              314,751
Washington Mutual
4.50% 2019                                  0.8              293,175
US Bank NA Minnesota
6.38% 2011                                  0.8              279,352
Pemex Project Funding Master Trust
7.38% 2014                                  0.8              275,000
Duke Energy
5.63% 2012                                  0.7              265,182
Washington Mutual Bank FA
5.65% 2014                                  0.7              258,990

Excludes U.S. Treasury and U.S. government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 9.6% of net assets

--------------------------------------------------------------------------------
7  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Core Bond Fund

[line chart]

                         VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - CORE BOND FUND

AXP VP - Core Bond Fund                       $10,000  $10,082  $10,157   $9,912  $9,861   $9,908  $ 9,995  $10,167
Lehman Brothers Aggregate Bond Index          $10,000  $10,108  $10,184   $9,919  $9,879   $9,936  $10,034  $10,225
Lipper Intermediate Investment Grade Index    $10,000  $10,097  $10,170   $9,926  $9,877   $9,923  $10,017  $10,196

                                               2/1/04     2/04     3/04     4/04    5/04     6/04     7/04     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Core Bond Fund as compared to two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Intermediate Investment Grade Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                                  Total Returns
                               as of Aug. 31, 2004
Since inception (2/4/04)                                              +1.67%

                              as of Sept. 30, 2004
Since inception (2/4/04)                                              +1.94%

--------------------------------------------------------------------------------
8  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Bond Fund

Below, AXP VP - Diversified Bond Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP VP - Diversified Bond Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Diversified Bond Fund rose 5.84% for the 12 months ended Aug. 31, 2004. This was slightly less than the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which gained 6.13% for the period, and the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 6.14% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Over the course of the fiscal year, the Fund's short duration relative to its benchmark (effective duration was 4.0 years as of Aug. 31, 2004) was a small positive factor in its results. A meaningful contributor to overall portfolio performance was the Fund's positioning, which reflected our view that the difference in interest rates between short-term and long-term securities would narrow. During the fiscal year, the Fund also benefited from the outperformance of longer-dated U.S. Treasuries, where the Fund had a higher-than-index position, compared to shorter-dated securities, where the Fund had a lower-than-index weighting.

    The Fund's annual returns were further boosted by its allocation to high-yield debt, which, with the exception of a weak first calendar quarter, produced strong returns. The market focused on the strong and improving fundamentals of the high yield sector. Emerging markets provided strong returns through early February but then suffered during much of the second half of the fiscal year, amid the increase in U.S. interest rates. The Fund did not own any weighting in emerging market debt given these concerns and our view that these securities were overvalued.

    At the same time, corporate and mortgage securities produced mixed results over the period. We selectively sold bonds throughout the period amid market strength. We found very poor risk/reward in the broader bond market. However, we maintained higher-than-index weightings in bonds we thought offered attractive value.

    Investment grade credit generated positive performance versus similar duration U.S. Treasuries for much of the reporting period. However, the sector did not perform well during the second half of the fiscal year, as the market struggled to interpret signals from both economic data and the raft of the Federal Reserve Board (the Fed) commentary about inflation, the pace of economic expansion, and its likely approach to monetary policy. This detracted from the Fund's relative results.

    Mortgages generated positive returns over the period (though not without some late second quarter 2004 fireworks when Treasuries sold off dramatically), as investors took advantage of the steepness of the yield curve and long stretches of low market volatility. The Fund, however, held a lower-than-index position in this sector, since mortgage valuations remained expensive by historical standards, and we believe these securities are vulnerable to underperformance if and when market volatility heightens. As in corporate bonds, we sold mortgages throughout the period as opportunities arose.

    We viewed AAA-rated commercial mortgage-backed securities (CMBS) as an excellent substitute for high quality credit and agency securities and positioned the portfolio accordingly. This was a positive contributor to Fund performance, as the CMBS market has absorbed an increase in bond supply.

    The Fund's global bond position (long the euro/short the dollar) had a small positive impact on portfolio performance over the period, and we maintained those positions given our expectation of a longer-term decline in the value of the U.S. dollar.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2004
 8%
                                (bar 2)                 (bar 3)
 6%     (bar 1)                 +6.13%                  +6.14%
        +5.84%
 4%

 2%

 0%

(bar 1) AXP VP - Diversified Bond Fund
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Intermediate Investment Grade Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
9  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Q:  How did the interest rate environment change during the reporting period?

A: Ten-year U.S. Treasury rates were volatile, but ended the period less than 50 basis points lower than where they began. Much of the volatility was driven by the market's analysis of Federal Reserve Board (the Fed) statements.

[line chart]

                                 U.S. TREASURY YIELDS
                      (Sept. 30, 2004 compared to Sept. 30, 2003)

9/30/03                   0.938      1.001      1.458      1.864      2.826      3.938      4.882
9/30/04                     1.7      1.986      2.605      2.852      3.371      4.119      4.892
                         3 mos.     6 mos.     2 yrs.     3 yrs.     5 yrs.    10 yrs.    30 yrs.

Source: Bloomberg

This chart compares the income potential of U.S. Treasury bills, notes and bonds as of Sept. 30, 2004 compared to a year earlier. This is known as the yield curve.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We began the period with a higher-than-index position in mortgages, investment grade credit, and commercial mortgage-backed securities (CMBS). By the end of the fiscal year, the Fund's investment grade credit position was close to that of its index. We also moved to a lower-than-index exposure to mortgages, and had a higher-than-index position in commercial mortgage-backed securities (CMBS) than when the period began.

    We constantly re-evaluate all of the Fund's positions as we seek to have the best risk/reward opportunities in the portfolio across sectors, with an eye toward having a higher-than-index position in securities that may offer the greatest likelihood of outperforming the Fund's benchmark.

Q:  Did portfolio turnover affect the Fund this past year?

A: Our portfolio turnover was higher than a year earlier and added value to the portfolio. A significant portion of the Fund's 295% turnover rate this past fiscal year was the result of "roll" transactions in U.S. Treasury notes. For U.S. Treasury notes, existing holdings were sold and newly issued securities with better liquidity were purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound early in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and higher inflation so far this year present risks to the Fed's willingness to remain measured in its tightening plan. Our outlook calls for persistent monetary tightening moves by the Fed through 2005. In managing the Fund, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment.

    In the corporate and mortgage sectors, we will likely have lower-than-index positions for the near term. From a relative value perspective, yield spreads over U.S. Treasuries generally continue to look unattractive on a historical basis and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. In corporates, we remain highly selective, seeking to reduce the Fund's exposure modestly. In mortgages, we intend to maintain the Fund's more significant lower-than-index position, especially to lower-coupon mortgages, which we believe may underperform as the sector re-prices to a higher, flatter yield curve. We intend to maintain the Fund's meaningful exposure to commercial mortgage-backed securities compared to its index weighting, as we view these securities as a strong substitute for high quality corporate and government agency securities.

    As always, we maintain a disciplined focus on individual security selection in concert with our qualitative and quantitative partners in research.

--------------------------------------------------------------------------------
10  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Diversified Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Bundesrepublik Deutschland
5.25% 2010                                  1.8%          $30,392,924
ASIF Global Financing
4.90% 2013                                  1.3            21,399,167
Verizon Pennsylvania
5.65% 2011                                  1.1            18,601,783
Wells Fargo Bank NA
6.45% 2011                                  0.9            14,518,071
Tyco Intl Group
6.75% 2011                                  0.8            14,158,826
Comcast
5.50% 2011                                  0.8            14,155,050
Sprint Capital
6.88% 2028                                  0.8            12,913,986
Viacom
6.63% 2011                                  0.7            12,350,206
Structure Asset Securities
5.50% 2033                                  0.7            11,564,576
Time Warner
6.63% 2029                                  0.7            11,261,548

Excludes U.S. Treasury and U.S. government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 9.6% of net assets

--------------------------------------------------------------------------------
11  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Diversified Bond Fund

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IIN AXP VP - DIVERSIFIED BOND FUND

AXP VP - Diversified Bond Fund       $10,000  $11,375  $12,037  $13,510  $13,718 $14,048  $14,706  $16,187  $16,705 $17,457  $18,473
Lehman Brothers Aggregate
 Bond Index                          $10,000  $11,130  $11,587  $12,746  $14,093 $14,206  $15,280  $17,167  $18,560 $19,369  $20,556
Lipper Intermediate Investment
 Grade Index                         $10,000  $11,020  $11,454  $12,553  $13,745 $13,806  $14,714  $16,525  $17,492 $18,433  $19,565

                                       '94      '95      '96      '97      '98     '99      '00      '01      '02     '03      '04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Bond Fund as compared to two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +5.84%
3 years                                                               +4.51%
5 years                                                               +5.64%
10 years                                                              +6.33%
Since inception (10/13/81)                                            +9.56%
                              as of Sept. 30, 2004
1 year                                                                +3.61%
3 years                                                               +4.77%
5 years                                                               +5.57%
10 years                                                              +6.48%
Since inception (10/13/81)                                            +9.55%

--------------------------------------------------------------------------------
12  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Equity Income Fund

Below, AXP VP - Diversified Equity Income Fund's portfolio management team discusses the Fund's positioning and results for the 2004 fiscal year.

Q: How did AXP VP - Diversified Equity Income Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Diversified Equity Income Fund gained 17.53% for the 12 months ended Aug. 31, 2004. The Fund performed in line with its benchmark, the unmanaged Russell 1000(R) Value Index, which advanced 17.52% for the period. The Fund outperformed the Lipper Equity Income Funds Index, representing the Fund's peer group, which rose 14.65% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Value stocks outpaced growth stocks across all equity market capitalizations in fiscal year 2004. This benefited the Fund's results. Still, there was great divergence in the Russell 1000 Value Index's sector performance during the fiscal year. While each of the 11 sectors in the Index produced positive returns, integrated oils and other energy stocks led the way, each with annual returns of more than 30%. These energy sectors benefited from higher oil prices. The health care, technology, and consumer discretionary sectors lagged.

    Effective sector allocation was the primary factor that enabled us to produce strong returns. Higher-than-index positions in integrated oils and other energy helped Fund performance as did less-than-index positions in technology and consumer discretionary. A lower-than-index position in financials detracted from the Fund's performance modestly. The Fund's positioning in mid- and small-cap stocks -- areas of the market that generally outpaced large-cap stocks -- also helped the Fund do well.

    Stock selection was particularly strong in health care and consumer discretionary, with Fund holdings PacifiCare Health Systems, Royal Caribbean Cruises, Stanley Works, and R.R. Donnelley among the best performers for the portfolio during the fiscal year. On the other hand, poor stock selection in producer durables and utilities detracted from the Fund's performance. Caterpillar, Ingersoll-Rand, and AT&T were among our disappointments in these areas.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the first half of the fiscal year, we lightened up the Fund's position in consumer discretionary stocks that had done well and then redeployed those assets to invest more heavily in the energy and telecommunications services sectors. We found many high dividend-paying stocks that were undervalued in these sectors. During the second half of the fiscal year, we made very few substantive changes to the portfolio. We added some exposure to banks within the financials sector, while still maintaining a less-than-index position. For example, we established positions in such names as Wells Fargo. Several names performed well, and we realized profits in some of the banks by the end of June 2004. We also reduced the Fund's positions in several smaller industrial names, including Textron, Goodrich, Pitney Bowes, and Diebold. We redeployed those assets into a newly established portfolio position in General Electric. Seeking to increase the portfolio's exposure to large-cap stocks, we made General Electric a top ten holding in the Fund by the end of the fiscal year.

    As of Aug. 31, 2004, the Fund had larger-than-index positions in autos and transportation, health care, integrated oils, other energy, materials and processing and producer durables. The Fund had less-than-index positions in consumer discretionary, consumer staples, financial services, technology, and utilities.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2004

20%     (bar 1)                 (bar 2)
        +17.53%                 +17.52%
15%                                                     (bar 3)
                                                        +14.65%
10%

 5%

 0%

(bar 1) AXP VP - Diversified Equity Income Fund
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Equity Income Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
13  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the biggest questions facing the financial markets at the end of the fiscal year concerned the sustainability and pace of U.S. economic growth. Even with this uncertainty, however, we remain particularly optimistic about four areas of the equity market -- industrials, energy, select financials, and telecommunications services -- and we intend to maintain larger-than-index positions in the portfolio in each as we look ahead.

    In industrials, which incorporates basic materials and producer durables, orders have been strong and are expected to continue to be so, supporting strong earnings growth potential. We expect supply/demand dynamics in the energy sector to maintain high prices and thus strong stock performance. Property & casualty insurance companies are attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. Telecommunications services companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. Thus, we believe these stocks should perform well for 2004. At the same time, we intend to maintain lower-than-index positions in the portfolio in the consumer sectors, which we believe could lag going forward should energy costs remain high, job creation continue to disappoint, and/or U.S. economic growth slow.

The 10 Largest Holdings

AXP VP - Diversified Equity Income Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
General Electric                            3.5%          $29,314,260
Caterpillar                                 3.2            27,298,850
XL Capital Cl A                             2.9            24,773,580
Citigroup                                   2.7            23,117,654
PacifiCare Health Systems                   2.6            21,881,310
St. Paul Travelers Companies                2.3            19,592,912
Bank of America                             1.8            15,360,670
SBC Communications                          1.8            15,337,313
ChevronTexaco                               1.8            15,063,750
Ingersoll-Rand Cl A                         1.8            15,017,310

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 24.4% of net assets

--------------------------------------------------------------------------------
14  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Diversified Equity Income Fund

[line chart]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - DIVERSIFIED EQUITY INCOME FUND

AXP VP - Diversified Equity
 Income Fund                         $10,000  $10,421  $10,688   $8,961  $10,484 $12,322

Russell 1000(R) Value Index          $10,000  $10,793  $10,672   $9,271  $10,349 $12,162

Lipper Equity Income Funds Index     $10,000  $10,834  $10,585   $9,159  $ 9,953 $11,411

                                     10/1/99     8/00     8/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Equity Income Fund as compared to two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +17.53%
3 years                                                               +4.86%
Since inception (9/15/99)                                             +4.30%
                              as of Sept. 30, 2004
1 year                                                               +23.02%
3 years                                                               +9.57%
5 years                                                               +5.29%
Since inception (9/15/99)                                             +4.85%

--------------------------------------------------------------------------------
15  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Equity Select Fund

Below, Portfolio Manager Duncan Evered discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP VP - Equity Select Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Equity Select Fund gained 0.13% for the 12 months ended Aug. 31, 2004. The Fund underperformed its benchmark, the Russell MidCap(R) Growth Index, which advanced 7.46% for the period. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, rose 3.08% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Most of the Fund's relative performance can be attributed to the first half of the fiscal year. Lower quality, lower priced stocks, particularly in technology and telecommunications, led the market, while higher quality companies generally lagged. Thus, our approach of buying high-quality, growth-oriented companies prevented us from keeping pace with the benchmark's gains. However, it is important to note that owning higher quality companies with strong balance sheets and lower volatility profiles has proved beneficial for investors over complete market cycles. Indeed, the market began to favor higher quality stocks -- those with strong fundamentals and long-term growth prospects -- in February 2004, a trend that continued through the end of the fiscal year. The Fund benefited from such a shift, producing returns for the second half of the fiscal year more in line with its peer group.

    Overall, the Fund's sector weightings did not have a substantial impact on its relative results for the fiscal year. A higher-than-index position in the strongly performing energy sector and a lower-than-index position in the poorly performing consumer discretionary sector boosted returns. However, a greater-than-index position in technology and a lower-than-index position in financials detracted from Fund performance.

    Stock selection in the industrial sector helped the Fund's relative annual returns, particularly its holding in Fastenal, a Minnesota-based company of approximately 1,200 retail outlets for manufacturing and construction materials. Fastenal benefited during the fiscal year from strong management and an expanding product line in a cyclical upturn in the manufacturing and construction industries. Another strong stock performer for the Fund during the period was Whole Foods Market of the consumer staples sector. Whole Foods benefited from strong comparable store sales and a successful store expansion program.

    On the other hand, stock selection among consumer discretionary and health care companies detracted from relative results. A position in 99 Cents Only Stores, which saw its costs increase faster than its revenues when it expanded its business, was the Fund's single greatest detractor for the period. We sold the Fund's position in this stock by the end of the fiscal year. Also within consumer discretionary, holdings in the poorly performing media industry were a negative factor as was the Fund's less-than-benchmark position in the strongly performing gaming industry. Within health care, Biogen Idec was the single greatest contributor to Fund returns for the annual period. Biogen Idec benefited from positive clinical news about its multiple sclerosis drug, Antegren, as well as from the marketing and manufacturing synergies created from the merger of Biogen and Idec Pharmaceuticals earlier in 2003. At the same time, MedImmune was one of the Fund's largest performance detractors. MedImmune's results, we believe, were directly attributable to a disappointing launch of its new nasally administered flu vaccine, FluMist. We trimmed the Fund's holding in MedImmune by the end of the fiscal year. In the technology sector, Fair Isaac, the credit card processing company, produced weak returns after missing earnings expectations in the second calendar quarter. However, the Fund continued to hold this stock, as we believe the company maintains a dominant industry niche and positive fundamental prospects.

(bar chart)
                         PERFORMANCE COMPARISON
                   For the year ended Aug. 31, 2004
 8%                             (bar 2)
                                +7.46%
 6%

 4%                                                     (bar 3)
                                                        +3.08%
 2%
        (bar 1)
 0%     +0.13%

(bar 1) AXP VP - Equity Select Fund
(bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
16  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Equity Select Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Over the fiscal year, we reduced the Fund's position in technology somewhat, while still maintaining a higher-than-index allocation to the sector. Our focus within the sector was on business services firms, i.e., applied technology companies with recurring revenue, operating leverage, and good customer relationships. Such companies included Paychex, Fiserve, Sungard Data, DST, and Fair Isaac. We also maintained exposure to semiconductor, software, and communications and networking companies within the technology sector.

    Given soaring oil prices over the fiscal period and our expectation that supply/demand pressure will keep prices high, we increased the Fund's allocation to the energy sector, primarily investing in exploration and production companies, such as Murphy Oil and Apache. We also maintained a position in service-oriented companies, such as B.J. Services and Ensco International.

    This past year we increased the Fund's exposure to the health care sector, investing primarily in three areas -- biotechnology, medical equipment and devices, and health care services.

    At the end of the period, the portfolio had higher-than-index positions in energy, health care, and technology and similar positions to the index in consumer staples and materials. The Fund had lower-than-index positions in the consumer discretionary, financials, industrials, and telecommunications services sectors.

Q:  How do you intend to manage the Fund in the coming months?

A: As long-term, bottom-up, research-driven investors, the Fund's positioning is defined by stock specific factors, rather than economic or market trends. As always, our focus is to manage a portfolio of approximately 60 to 80 high quality, mid-sized U.S. companies that exhibit a variety of growth characteristics. Our stock selection is based on a combination of a company's strength of management, franchise or business opportunity, durability, defensibility, consistency, and financials.

    In our view, the U.S. economic recovery will continue but in a muted way compared to the rather robust pace set earlier in 2004. Consumer spending, which has sustained the recovery for some time now, may well lag going forward should energy costs remain high and/or job creation continue to disappoint. In this anticipated slower growth environment, we believe the kind of research-driven individual stock selection strategy we adhere to may be valuable in the months ahead.

The 10 Largest Holdings

AXP VP - Equity Select Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Fastenal                                    3.8%           $8,506,690
Biogen Idec                                 3.7             8,401,128
Whole Foods Market                          3.4             7,555,356
Biomet                                      3.3             7,326,825
Williams-Sonoma                             2.9             6,588,617
Danaher                                     2.4             5,337,396
Starbucks                                   2.3             5,283,928
Murphy Oil                                  2.3             5,225,292
Diagnostic Products                         2.3             5,092,920
Univision Communications Cl A               2.2             5,049,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 28.6% of net assets

--------------------------------------------------------------------------------
17  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Equity Select Fund

[line chart]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - EQUITY SELECT FUND

AXP VP - Equity Select Fund          $10,000   $9,318   $8,314   $9,828   $9,840
Russell MidCap Growth Index          $10,000   $8,614   $6,600   $8,606   $9,248
Lipper Mid-Cap Growth Funds Index    $10,000   $8,877   $6,596   $8,177   $8,429

                                      5/1/01     8/01     8/02     8/03     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Equity Select Fund as compared to two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +0.13%
3 years                                                               +1.84%
Since inception (5/1/01)                                              -0.48%
                              as of Sept. 30, 2004
1 year                                                                +8.38%
3 years                                                               +7.65%
Since inception (5/1/01)                                              +0.73%

--------------------------------------------------------------------------------
18  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Global Bond Fund

Below, Portfolio Manager Nic Pifer discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP VP - Global Bond Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Global Bond Fund gained 10.57% for the 12 months ended Aug. 31, 2004. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index, which advanced 10.33% for the period. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which rose 9.40% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Over the 12-month period, positive returns from the Fund's underlying bond holdings along with currency gains from a weaker U.S. dollar led to strong annual performance of the Fund in absolute terms. Among the major markets, intermediate- and longer-maturity bond yields declined in the United States, Canada, the Eurozone, and Scandinavia and rose in Japan, Australia, and the United Kingdom during the fiscal year. On balance, these yield moves produced moderate total returns in local currency terms, i.e. before the impact of currency fluctuations are taken into account. However, on a trade-weighted basis, the U.S. dollar declined 7.7% over the 12 months ended Aug. 31, 2004. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms, and so the currency gains from a weaker U.S. dollar amplified returns on the Fund's international holdings, producing a strong overall return for the fiscal year.

    The Fund's strong annual performance relative to its benchmark and its peers reflected a number of factors, including effective country allocation, currency positioning, duration management, yield curve positioning, and sector weightings. The Fund held a significantly lower-than-index position in Japanese bonds throughout the fiscal year, a strategy that worked well as the Japanese fixed income market underperformed other major bond markets by a wide margin for the annual period. Within currencies, the Fund maintained higher-than-index positions in the euro, several other European currencies, and the "dollar-bloc" currencies of Canada, Australia, and New Zealand. Each of these currencies outperformed the Japanese yen, where the Fund held a less-than-index position during the period.

    We kept the Fund's duration, a principal measure of interest rate risk, fairly neutral to that of its index through the first half of the fiscal year, as global bond yields moved lower. However, we moved to a shorter-than-benchmark duration during the second half of the annual period. While bond yields were, on balance, only modestly higher during the latter six months, the Fund's duration was, to its benefit, most short compared to the benchmark in April and May when global bond yields rose sharply. Additionally, we had positioned the Fund in anticipation of a flatter yield curve in the United States, given our view that short-term bond yields would rise faster than long-term bond yields when the Federal Reserve Board (the
    Fed) started to tighten monetary policy. In contrast, we had positioned for a steeper yield curve in Japan. Both strategies proved successful, especially our U.S. yield curve position, as the Fed made the first of this cycle's interest rate hikes on June 30, 2004 and raised rates again on August 10.

    Finally, the Fund held a modest position of approximately 2% of net assets in high-yield corporate bonds throughout the annual period. These securities, which are not in the Fund's benchmark, outperformed investment grade bonds over the course of the fiscal year and thus helped boost the Fund's relative performance results.

(bar chart)
                       PERFORMANCE COMPARISON
                  For the year ended Aug. 31, 2004

12%
        (bar 1)                 (bar 2)
10%     +10.57%                 +10.33%                 (bar 3)
                                                        +9.40%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - Global Bond Fund
(bar 2) Lehman Brothers Global Aggregate Index (unmanaged)
(bar 3) Lipper Global Income Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
19  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A:  We made a number of changes during the 12 months. These included:

    o Shortening Duration. As the annual period began, the Fund had a fairly neutral-to-the-index duration given our view that global interest rates were likely to remain range-bound through late 2003 and early 2004. Then, in March 2004, global bond yields moved significantly lower, as a string of weaker-than-expected U.S. economic data releases caused investors to question the pace of the global economic recovery. We believed these fears were misplaced. We used the opportunity to shorten the Fund's duration in both March and April, reaching a position of approximately half a year less than the index by the end of April. We adjusted this duration position over the subsequent months -- lengthening duration modestly after rates peaked in May and then shortening again toward the end of the fiscal year after yields renewed their decline. The Fund ended the annual period with a duration of 4.50 years, about 0.45 years less than the duration of the Fund's benchmark.

    o Decreasing Exposure to the U.S. Dollar. The Fund began the period with a greater-than-index exposure to European currencies and to the three "dollar-bloc" currencies, a lower-than-index exposure to the Japanese yen, and a modestly less-than-index position in the U.S. dollar. We expected the U.S. dollar to continue its decline compared to other currencies. Thus, we viewed the U.S. dollar's rebound in April and May 2004 as an opportunity to move to a more significantly lower-than-index position in the U.S. currency and to reallocate the exposure primarily to the euro but also to the "dollar bloc" currencies and the Japanese yen. As of Aug. 31, 2004, approximately 33.5% of the Fund's net assets were invested in U.S. dollar-denominated securities compared to a 40.8% weighting in the benchmark index.

    o Adjusting Sector Allocations. During the first half of the period, we increased the Fund's exposure to investment grade corporate bonds and U.S. mortgage-backed securities. We also decreased the portfolio's exposure to emerging market debt from more than 3% of invested assets to less than 1% based on concerns that valuations in the sector had become unattractive. Emerging market debt posted strong returns in calendar year 2003, taking yield spreads close to historically tight levels by the end of the year. During the second half of the fiscal year, in response to changing market conditions, we reduced the Fund's allocation to most investment grade spread sectors, including corporate bonds and U.S. mortgage-backed securities, essentially selling into strength as these sectors posted positive excess returns relative to government bonds. We also trimmed the Fund's emerging market debt position even further. We maintained the Fund's modest allocation to high-yield corporate bonds throughout the period, as we believed this sector should benefit rather directly from acceleration in U.S. economic growth.

    These changes resulted in a 105% portfolio turnover rate for the annual period, but we believe the changes better positioned the Fund for current and anticipated economic and market conditions.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of its benchmark given our view that the current pace of global economic growth may well lead to higher bond yields as key central banks tighten monetary policy. We expect the Federal Reserve Board to continue raising the targeted federal funds rate until it is back to more historically neutral levels. In shifting to a tightening cycle at the end of June 2004, the Fed joined the Bank of England, the Reserve Bank of Australia, and the Reserve Bank of New Zealand, which are also in the midst of monetary tightening cycles. The Bank of Canada joined this group soon after the end of the period, adding to the list of countries currently raising interest rates. The outlook in Europe is more mixed, however, as domestic demand remains sluggish in the Eurozone. Assuming growth accelerates, the European Central Bank may start tightening its monetary policy some time in the first half of 2005. However, we also anticipate any European Central Bank tightening cycle to be fairly limited in duration. Thus, we remain more positive on European bonds than on those from other regions.

--------------------------------------------------------------------------------
20  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

    Our sector positioning remains fairly cautious as well. Yield spreads on investment grade corporate bonds and U.S. mortgage-backed securities are quite narrow relative to historical norms, making valuations in these sectors unattractive currently. We intend to maintain the Fund's less-than-index positions in both sectors for the near term. We also intend to maintain the Fund's roughly neutral-to-the-index position in European collateralized securities and its higher-than-index position in U.S. commercial mortgage-backed securities, a sector we view as a substitute for high quality corporate and agency securities. We expect to maintain the Fund's modest allocation to high-yield corporate bonds, and we intend to keep the Fund's allocation to emerging market debt securities well below 1% of invested assets. We remain fairly positive on emerging market debt fundamentals but would like to see more attractive valuations before re-entering the sector in a meaningful way.

    As for currency exposure, the Fund is starting the new fiscal year with less-than-benchmark positions in the U.S. dollar and Japanese yen and greater-than-benchmark positions in the European currencies and the three "dollar-bloc" currencies. The pace of U.S. economic growth in 2004 to date and the associated policy tightening by the Federal Reserve Board have helped stabilize the U.S. dollar in recent months after two years of rapid decline. We remain concerned, however, that the burgeoning U.S. current account deficit is a significant risk for the U.S. dollar that may eventually outweigh these shorter-term cyclical positives. We expect the U.S. dollar to decline further, which should benefit the Fund. At the same time, however, we do not expect the Fund to experience the same sort of a boost from currency moves that it saw in 2002 and 2003, simply because the dollar is no longer as overvalued as it was in early 2002.

    As always, we constantly re-evaluate the Fund's duration, sector, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

The 10 Largest Holdings

AXP VP - Global Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Govt of Spain
5.15% 2009                                  2.9%          $11,855,290
Buoni Poliennali Del Tes (Italy)
4.75% 2013                                  2.3             9,304,145
Republic of Finland
5.00% 2007                                  2.2             9,114,556
Govt of Spain
4.00% 2010                                  2.1             8,771,250
Bundesrepublik Deutschland (Germany)
3.75% 2013                                  2.1             8,646,925
Republic of Austria
5.50% 2010                                  2.1             8,549,521
Govt of Netherlands
5.00% 2012                                  2.1             8,519,257
Govt of Spain
4.25% 2007                                  2.1             8,491,463
Bundesrepublik Deutschland (Germany)
6.50% 2027                                  2.1             8,491,045
Buoni Poliennali Del Tes (Italy)
4.50% 2007                                  2.1             8,456,803

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 22.1% of net assets

--------------------------------------------------------------------------------
21  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Global Bond Fund

[line chart]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - GLOBAL BOND FUND

AXP VP - Global Bond Fund            $10,000  $10,249  $10,908  $11,325  $11,608 $11,384  $12,197  $13,152  $14,409 $15,929
Lehman Brothers Global
  Aggregate Index                    $10,000  $10,297  $10,755  $11,824  $12,049 $11,898  $12,784  $13,937  $15,127 $16,689
Lipper Global Income Funds Index     $10,000  $10,323  $11,099  $11,267  $11,665 $11,773  $12,613  $13,340  $14,688 $16,068

                                      5/1/96     8/96     8/97     8/98     8/99    8/00     8/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Global Bond Fund as compared to two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but exclude brokerage commissions or other fees.

The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +10.57%
3 years                                                               +9.32%
5 years                                                               +6.54%
Since inception (5/1/96)                                              +5.73%
                              as of Sept. 30, 2004
1 year                                                                +6.76%
3 years                                                               +9.74%
5 years                                                               +6.69%
Since inception (5/1/96)                                              +5.86%

--------------------------------------------------------------------------------
22  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses AXP VP - Growth Fund's positioning and results for fiscal year 2004.

Q:  How did AXP VP - Growth Fund perform for the fiscal year ended Aug. 31,
    2004?

A: AXP VP - Growth Fund advanced 4.64% for the 12-month period ended Aug. 31, 2004, outperforming the 2.86% return of the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group. The Fund's benchmark, the Russell 1000(R) Growth Index, advanced 5.36% for the period.

Q:  What factors significantly affected the Fund's performance?

A: The stock market advanced over the course of the past fiscal year, with most of the gain occurring in the first half, followed by weaker results in the second half. Notably, cyclical growth stocks outperformed stable growth stocks for most of the fiscal year. Lower quality stocks also outperformed high quality stocks. This created a headwind for the Fund for much of the year. We recovered some ground against the Fund's peer group during the second half of the fiscal year as some of the more cyclical stocks in which the Fund had a lower-than-index position, such as technology, underperformed.

    We limited the Fund's exposure in certain cyclical market sectors because we were concerned that companies in these sectors would not be able to achieve the historically high levels of earnings growth expected by the market. We also thought that even if expectations were met, the stocks would not necessarily advance since the earnings were already reflected in stock prices.

    Based on these concerns, the Fund had lower-than-index weightings in the technology, industrials and consumer discretionary sectors and had significant exposure to more stable growth sectors of the economy. Initially, this positioning had a negative effect on relative performance as the market's expectations for a vigorous economic recovery persisted. However, in the final months of the fiscal year, we saw more balanced performance between cyclical and stable growth companies and our positioning was rewarded.

    The Fund's relative performance also benefited from a larger-than-index position in the energy sector, which performed quite well, especially in the second half of the period. Energy stocks had been trading as if oil prices would come down substantially and when prices did not recede, energy stocks began to catch up with the cyclical rally. The Fund's positioning in telecommunications services, where we have generally preferred wireless services over wireline companies, also had a favorable impact. We think the growth rates on wireless companies are much better than investors acknowledge and the valuations are attractive to us as well.

    A number of individual stocks added to relative return. In the first half of the year NTL, a U.K. cable company, advanced strongly following its emergence from bankruptcy. The company subsequently gave back some of those gains, but we took advantage of the sell-off to increase our holdings because we believe there could still be pent-up performance in the stock. In the second half of the year, we added a position in health care holding Biogen Idec, a biotechnology stock that subsequently aided the Fund's performance. Biogen Idec's stock price advanced due to optimism surrounding its new multiple sclerosis treatment. We think this drug could have a strong favorable effect on the company's future earnings.

    The Fund's held lower-than-index positions in many stocks that performed quite well this past year, and this hurt results. During the first half of the period, these included industrial firm 3M and technology stocks Cisco, Intel and Texas Instruments. In the latter half of the period, we had lower-than-index positions in strong performers Microsoft and General Electric for most of the period.

Q:  What changes did you make during the six-month period?

A: During the first half of the fiscal period, we substantially increased the Fund's weighting of cable companies and telecommunications services stocks, particularly the wireless service providers. When stocks declined in the first calendar quarter of 2004, we modestly increased the portfolio's cyclical exposure, but as the market quickly recovered, we again reduced the cyclical allocations.

(bar chart)
                         PERFORMANCE COMPARISON
                   For the year ended Aug. 31, 2004

 8%
                                (bar 2)
 6%     (bar 1)                 +5.36%
        +4.64%
 4%                                                     (bar 3)
                                                        +2.86%
 2%

 0%

(bar 1) AXP VP - Growth Fund
(bar 2) Russell 1000(R) Growth Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
23  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund

    Disney became a significant portfolio position in the second half of the year. We increased our Disney holdings after the Comcast takeover bid because we believed the Comcast offer improved Disney's risk/reward profile. Even though the takeover did not succeed, in our view, it increased the likelihood that Disney's current management would take steps to raise the stock price. Within the health care sector, in addition to Biogen Idec, we increased the Fund's weighting in HealthSouth, a provider of inpatient and outpatient health care services. We also increased the Fund's weighting in HMOs through purchases of UnitedHealthcare and Aetna.

    In general, we believe the sectors we focused on had more attractive growth rates and valuations relative to the areas we de-emphasized. To summarize the Fund's allocations at fiscal year-end, we had a lower-than-index position in technology, but maintained higher-than-index weightings in wireless and cable companies as a substitute. Likewise, we traded a lower-than-index weighting in industrials for a larger-than-index weighting in energy and energy services. We also emphasized the health care and consumer staples sectors.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We continue to believe that higher quality, stable growth stocks currently offer more attractive opportunities than stocks in cyclical growth sectors. Because earnings growth rates appear to be decelerating, we doubt the market will be completely one-sided in favor of cyclical stocks. The Fund's portfolio will continue to emphasize industries that are not largely dependent on the economy, where growth is above average and valuations are compelling. No matter what type of environment we encounter in the near term, we will stick to our long-term investment discipline. Our goal is to find companies with good growth stories and attractive valuations that can do well regardless of economic conditions.

The 10 Largest Holdings

AXP VP - Growth Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
NTL                                         7.9%          $20,605,431
Nextel Communications Cl A                  5.2            13,696,013
Pfizer                                      3.4             8,941,975
Johnson & Johnson                           3.1             8,122,380
Vodafone Group ADR                          2.9             7,522,650
Walt Disney                                 2.8             7,400,643
Biogen Idec                                 2.2             5,648,216
Procter & Gamble                            2.1             5,374,239
PepsiCo                                     2.0             5,150,850
Cisco Systems                               1.9             5,031,432

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 33.5% of net assets

--------------------------------------------------------------------------------
24  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Growth Fund

[line chart]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - GROWTH FUND

AXP VP - Growth Fund                          $10,000  $13,859   $6,670   $5,154  $5,633   $5,894
Russell 1000(R) Growth Index                  $10,000  $13,632   $7,454   $5,801  $6,618   $6,973
Lipper Large-Cap Growth Funds Index           $10,000  $13,394   $7,473   $5,856  $6,502   $6,688

                                              10/1/99     8/00     8/01     8/02    8/03     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Growth Fund as compared to two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the 1,000 largest companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +4.64%
3 years                                                               -4.09%
Since inception (9/15/99)                                            -10.14%
                              as of Sept. 30, 2004
1 year                                                                +5.50%
3 years                                                               +1.54%
5 years                                                               -9.46%
Since inception (9/15/99)                                             -9.82%

--------------------------------------------------------------------------------
25  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - High Yield Bond Fund

Below, Portfolio Manager Scott Schroepfer discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP VP - High Yield Bond Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - High Yield Bond Fund gained 14.03% for the 12 months ended Aug. 31, 2004. The JP Morgan Global High Yield Index returned 14.62% over the same period. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, returned 12.76% for the fiscal year.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund's results reflected effective individual security selection and strategic shifting of credit quality. For example, during the first half of the fiscal year, we added to the Fund's BB rated holdings. We particularly focused on large companies that, based on our research, demonstrated solid balance sheets, strong fundamentals, and a significant level of liquidity. When the market sold off during the early part of the second calendar quarter of 2004, we used the opportunity to increase the Fund's allocation to B rated securities, attempting to use market weakness to capitalize on yield opportunities. At the same time, the Fund's exposure to CCC rated securities helped relative results.

    The lower quality tiers of the high yield market outperformed the higher quality securities during much of the fiscal period. Still, the Fund had a lower-than-index position in riskier CCC rated securities and continued to emphasize B rated bonds, focusing on managing downside risk through careful monitoring of securities held, enhancing the Fund's diversification, and avoiding certain securities and sectors.

    After much anticipation, the Fed finally raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, stating that its monetary policy remained accommodative, even after this action. In July, reports of solid second quarter corporate earnings that indicated ongoing economic growth, further declines in the default rates, attractive market technicals from a supply/demand perspective, and a benign interest rate environment combined to support the high yield market. On August 10, the Fed again raised the targeted federal funds rate by another quarter-percentage point, to 1.50%.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the annual period, we did not make any major changes in sector or industry allocations. Toward the end of the fiscal year, we reduced the Fund's still higher-than-index positions in directories and wireless telecommunications. As of Aug. 31, 2004, the Fund had greater-than-index positions in media, industrials, building materials, energy, North American cable, the pipeline segment of utilities, and the towers sector within the telecommunications industry. The Fund had lesser-than-index positions in automobile-related companies, technology, supermarkets and restaurants, the integrated and independent power producer segments of utilities, and the long distance sector within telecommunications. Overall, we sought to be opportunistic based on changing market conditions. When the market was weaker, we added some higher yielding issues of names we liked. When the market was richer, we sold bonds that had performed well and invest in higher-quality securities. These changes resulted in a 139% portfolio turnover rate for the annual period, but we believe the changes better positioned the Fund for current and anticipated economic and market conditions.

    Compared to its benchmark index, the Fund held a greater-than-index position in bonds rated B and a lesser-than-index position in bonds rated BB as of Aug. 31, 2004. The Fund held a lower-than-index position in CCC rated bonds.

(bar chart)
                        PERFORMANCE COMPARISON
                   For the year ended Aug. 31, 2004

16%     (bar 1)                 (bar 2)                 (bar 3)
        +14.03%                 +14.62%                 +12.76%
12%

 8%

 4%

 0%

(bar 1) AXP VP - High Yield Bond Fund
(bar 2) JP Morgan Global High Yield Index (unmanaged)
(bar 3) Lipper Current High Yield Bond Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
26  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective. Corporate earnings and general economic activity remain solid. High yield issuer default rates continue to trend downward as they have for more than two years. U.S. default rates, as measured by percentage of issuers, declined from approximately 5.88% at the end of August 2003 to 2.65% at the end of August 2004, as measured by Moody's Investors Services. This August 2004 default rate is the lowest level seen since early 1998. Moody's forecast calls for default rates to keep falling to around the 1.9% level by the end of August 2005. All of this should continue to offer a solid underpinning for the high yield bond market. We believe the high yield bond market is currently fairly valued on a historical basis.

    Furthermore, we expect the U.S. economy to improve during the months ahead and inflation to inch upward but remain under control. We agree with the consensus that interest rates will trend gradually upward over the remainder of the year. Rising rates are typically negative for the fixed income market in general. However, historically high yield bonds have outperformed other fixed income asset classes in a gradually rising rate environment. Finally, yield alternatives among other asset classes remain scarce. We temper this bullish view with the possibility of a U.S. economy that either loses too much momentum or grows too fast and with the uncertainties surrounding geopolitical risk.

    Looking ahead, we will continue to monitor the pace of U.S. economic growth, the actions of the Fed, and the quality of new issues in the high yield bond market. We continue to believe that good security selection based on quality and in-depth security research is key to performance in the near term. Thus, we will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

The 10 Largest Holdings

AXP VP - High Yield Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Qwest
6.95% 2010                                  1.8%          $20,636,450
Burns Philp Capital Property
10.75% 2011                                 1.2            13,950,300
BCP Caylux Holdings
9.63% 2014                                  0.9            10,576,438
MGM Mirage
5.88% 2014                                  0.9            10,376,099
Varde Fund V LP                             0.9             9,749,050
Triad Hospitals
7.00% 2012                                  0.8             9,590,999
Nextel Communications
7.38% 2015                                  0.8             9,075,825
NRG Energy
8.00% 2013                                  0.8             9,046,006
Midwest Generation LLC
8.75% 2034                                  0.8             8,999,375
Host Marriott
7.00% 2012                                  0.8             8,699,625

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 9.7% of net assets

--------------------------------------------------------------------------------
27  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - High Yield Bond Fund

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - HIGH YIELD BOND FUND

AXP VP - High Yield Bond Fund        $10,000  $10,011  $11,614  $11,733  $12,040 $11,848  $11,624  $10,540  $12,522 $14,274
JP Morgan Global High Yield Index    $10,000  $10,337  $11,914  $12,144  $12,725 $12,951  $12,958  $12,532  $15,327 $17,568
Lipper High Current Yield
  Bond Funds Index                   $10,000  $10,293  $11,895  $12,054  $12,710 $12,791  $11,828  $10,791  $13,142 $14,819

                                      5/1/96    8/96     8/97     8/98     8/99    8/00     8/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - High Yield Bond Fund as compared to two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper High Current Yield Bond Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +14.03%
3 years                                                               +7.10%
5 years                                                               +3.47%
Since inception (5/1/96)                                              +4.36%
                              as of Sept. 30, 2004
1 year                                                               +12.56%
3 years                                                               +9.75%
5 years                                                               +3.99%
Since inception (5/1/96)                                              +4.50%

--------------------------------------------------------------------------------
28  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Income Opportunities Fund

AXP VP - Income Opportunities Fund began operating on June 1, 2004. Below, Portfolio Manager Brian Lavin discusses the Fund's positioning and results through Aug. 31, 2004.

Q: What factors affected AXP VP - Income Opportunities Fund since inception on June 1?

A: AXP VP - Income Opportunities Fund's initial results reflected good security selection, effective industry allocation, and a higher-than-index position in B rated bonds and lower-than-index position in BB rated bonds. Bonds with B credit ratings generally outperformed from June through the end of August. Beginning with the Fund's Feb. 28, 2005 semiannual report, we will begin comparing Fund performance with its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index* and the Lipper High Current Yield Bond Funds Index, which represents the Fund's peer group.

    Following a two-month sell-off, the high yield bond market bounced back in June 2004. Market volatility dampened and interest rates stabilized, as the prospective rate hike by the Federal Reserve Board (the Fed) was by then already priced into the market. After much anticipation, the Fed finally raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, stating that its monetary policy remained accommodative, even after this action. In July, reports of solid second quarter corporate earnings, further declines in high yield bond default rates, an attractive bond supply/demand environment, and benign long-term interest rates combined to support bond prices. The Fed again raised the targeted federal funds rate by another quarter-percentage point, to 1.50%, on August 10.

    Another factor affecting the high yield bond market was the outperformance of lower quality bonds over higher quality bonds. Bonds rated CCC historically will do better in a rising rate environment where the economy is not expected to derail. Bonds rated BB are more rate sensitive. Such was the case during this period.

Q:  How is the portfolio currently positioned?

A: The Fund's portfolio maintained a focus on B rated bonds and had a higher-than-index weighting in that segment at the end of the fiscal period. The Fund did not invest in securities rated CCC by both major ratings agencies, which have historically been the most volatile segment of the high yield market. We continually monitor the yield spread between BB and B rated bonds and when the difference in income potential between these two market segments becomes too narrow, we upgrade quality.

    The Fund also generally seeks out asset-rich companies, maintaining higher-than-index positions as of Aug. 31, 2004 in the building materials, gas pipeline, media (television and radio), gaming, and defense industries and less-than-index positions in the aerospace and retail areas.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective. Corporate earnings and general economic activity remain solid. High yield issuer default rates continue to trend downward as they have for more than two years. U.S. default rates, as measured by percentage of issuers, declined from approximately 3.79% at the end of May 2004 to 2.65% at the end of August 2004, as measured by Moody's Investors Services. This August 2004 default rate is the lowest level seen since early 1998. Moody's forecast calls for default rates to keep falling to around 1.9% by the end of August 2005. All of this should continue to offer a solid underpinning for the high yield bond market. We believe the high yield bond market is currently attractively valued.

    Furthermore, we expect the U.S. economy to improve during the months ahead and inflation to inch upward but remain under control. We agree with the consensus that interest rates will trend gradually upward over the remainder of the year. Rising rates are typically negative for the fixed income market in general. However, historically high yield bonds have outperformed other fixed income asset classes on a relative basis in a gradually rising rate environment. Finally, yield alternatives among other asset classes remain scarce. We temper this bullish view with the possibility of a U.S. economy that either loses too much momentum or grows too fast and with the uncertainties surrounding geopolitical risk.

    Looking ahead, we will continue to monitor the pace of U.S. economic growth, the actions of the Fed, and the quality of new issues in the high yield bond market. We continue to believe that good security selection based on quality and in-depth security research is key to performance in the near term. Thus, we will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

* The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper High Current Yield Bond Funds Index, an index published by Lipper Inc. that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
29  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Income Opportunities Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Georgia Gulf
7.13% 2013                                  1.3%            $203,999
MGM Mirage
8.50% 2010                                  1.2              191,249
CSC Holdings
7.63% 2011                                  1.2              181,562
Georgia-Pacific
8.88% 2010                                  1.1              175,874
Dex Media West LLC/Finance
8.50% 2010                                  1.1              168,937
Equistar Chemical/Funding
10.63% 2011                                 1.1              168,750
IPALCO Enterprises
8.38% 2008                                  1.1              166,500
Cott Beverages
8.00% 2011                                  1.0              162,563
L-3 Communications
7.63% 2012                                  1.0              162,375
NationsRent
9.50% 2010                                  1.0              160,500

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 11.1% of net assets

--------------------------------------------------------------------------------
30  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Large Cap Equity Fund

Below, Portfolio Manager Doug Chase discusses the Fund's results and positioning for the fiscal year ended Aug. 31, 2004.

On Sept. 28, 2004, Mr. Chase took a short-term leave of absence. Nick Thakore and Bob Ewing have assumed day-to-day management responsibilities until Mr. Chase's return.

Q: How did AXP VP - Large Cap Equity Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Large Cap Equity Fund gained 7.87% for the 12 months ended Aug. 31, 2004. The Fund kept pace with its peer group as represented by the Lipper Large-Cap Core Funds Index, which advanced 7.99% for the same period. However, the Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which advanced 11.46%.

Q:  What factors most significantly affected the Fund's performance?

A: While the Fund benefited from the stock market's continued advance, two major market trends hampered its performance relative to the benchmark. First, value-oriented stocks significantly outperformed growth stocks during the year. The Fund invests primarily in companies that we believe will grow faster than the market's historical earnings growth rate of around 8%. Second, the market favored lower quality stocks throughout most of the past year. In the Fund, we emphasized higher quality companies with sound balance sheets and a history of stable growth.

    The significant outperformance of value-oriented stocks continued to impede the Fund through the end of the fiscal period. However, we were pleased to see the market's penchant for lower quality stocks begin to wane toward the end of the Fund's fiscal period. Although the Fund performed better relative to the index as the market environment became more favorable, it lagged for the full period.

    Regarding the Fund's sector positioning, we made a strategic decision at the start of our fiscal year to emphasize stable growth companies in sectors such as consumer staples, health care, and utilities. During the first half of the fiscal year, the portfolio benefited from lower-than-index positions in information technology and consumer discretionary, as well as a larger-than-index position in energy.

    In the second half, the lower-than-index weighting in consumer discretionary stocks continued to have a favorable effect, but was offset by our selection of industries and individual stocks within the sector. In particular, a larger-than-index position in Viacom and our avoidance of strong performers eBay and Yahoo! hindered results. Individual contributors to relative return included real estate and travel services company Cendant.

Q:  What changes did you make to the portfolio during the period?

A: At the start of our fiscal period, we began to scale back the Fund's exposure to cyclical stocks. We reduced our allocations to retail stocks and to the industrial and materials sectors. We were wary of these areas because we believed the expectations priced into many of these stocks were much too high.

    We increased our position in media stocks during the period. Despite being a cyclical industry, media had not kept pace with the other cyclical sectors and we believed there was potential for further price appreciation. Over the course of the year, we took profits in a handful of media stocks that had been strong performers, including AOL Time Warner, but continued to hold significant positions in others such as Viacom.

(bar chart)
                       PERFORMANCE COMPARISON
                  For the year ended Aug. 31, 2004

12%                             (bar 2)
                                +11.46%
10%
                                                      (bar 3)
 8%       (bar 1)                                      +7.99%
          +7.87%
 6%

 4%

 2%

 0%

(bar 1) AXP VP - Large Cap Equity Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
31  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Large Cap Equity Fund

    We trimmed some of our position in pharmaceutical firm Wyeth, which had appreciated considerably, and used a portion of the proceeds to add a broader mix of pharmaceutical stocks. We also initiated portfolio positions in the HMO industry. Although the market has been negative about HMOs, these companies have been regularly beating Wall Street earnings estimates. As for the health care sector in general, we are cognizant that political issues could increase volatility; however, we believe potential negative news is already reflected in the stock prices. We see attractive appreciation opportunities in this sector because we believe that health care companies may expand earnings faster than the overall market. Consequently, we have taken advantage of any weakness to increase our health care weighting.

    After the energy sector's strong performance in December and January, we reduced the portfolio's energy position, bringing it in line with the benchmark. We subsequently increased our holdings of major integrated oil producers and then trimmed again so that our energy position was modestly below than that of the benchmark at the end of the period.

    We eliminated a number of stocks during the past year. We took profits in defense contractor United Technologies following a run of very strong performance. We sold Wells Fargo even though we think the money center bank is well-run, because we considered it expensive and vulnerable to the negative effect of higher short-term interest rates. We also sold technology stock Hewlett Packard because the company appears to be facing greater competition in printers. Instead, the Fund held a significant position in Dell, which we think is better positioned in the printer market.

    To summarize our sector positioning at the end of the period, the Fund had larger-than-index positions in health care and consumer staples, with smaller-than-index positions in the consumer discretionary, financials, telecommunications, industrials, energy, materials, utilities and technology sectors.

Q:  How do you intend to manage the Fund in the coming months?

A: We expect to adhere to a strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. We strive to identify stocks that we believe will grow faster than the market's historical growth rate, but may be selling at attractive valuation levels.

    Our current view is that stock prices already reflect economic expectations that may be higher than what actually occurs. Given the inevitable impact of the Federal Reserve's shift toward higher short-term interest rates, as well as the possibility of an economic slowdown and an earnings peak, we believe the type of stocks we hold should begin to perform well.

    We have recently seen the market put high-quality and low-quality stocks on a more even level. We are optimistic that this is a precursor to stronger results from higher-quality stocks. Should economic and earnings growth begin to moderate as we anticipate, investors are likely to seek alternatives to cyclical and industrial holdings. We believe health care, consumer staples and stable growth companies should benefit from such a shift and have positioned the Fund accordingly.

The 10 Largest Holdings

AXP VP - Large Cap Equity Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Citigroup                                   5.4%          $137,573,145
Pfizer                                      5.0            127,118,481
Procter & Gamble                            4.9            123,983,737
Viacom Cl B                                 3.5             87,681,413
Cendant                                     3.4             86,976,393
AmerisourceBergen                           3.4             86,447,904
Exxon Mobil                                 3.3             83,155,733
Colgate-Palmolive                           2.9             73,650,654
Bank of America                             2.8             72,002,994
PepsiCo                                     2.7             68,635,550

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 37.3% of net assets

--------------------------------------------------------------------------------
32  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Large Cap Equity Fund

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - LARGE CAP EQUITY FUND

AXP VP - Large Cap Equity Fund       $10,000  $11,718  $12,409  $15,942  $15,676 $21,964  $26,194  $16,638  $14,296 $15,748  $16,988
S&P 500 Index                        $10,000  $12,145  $14,420  $20,281  $21,928 $30,653  $35,656  $26,960  $22,110 $24,778  $27,618
Lipper Large-Cap Core Funds Index    $10,000  $11,718  $13,641  $18,447  $19,679 $26,541  $33,001  $24,381  $20,327 $22,325  $24,108

                                       '94      '95      '96      '97      '98     '99      '00      '01      '02     '03      '04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Large Cap Equity Fund as compared to two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +7.87%
3 years                                                               +0.70%
5 years                                                               -5.01%
10 years                                                              +5.47%
Since inception (10/13/81)                                           +10.51%
                              as of Sept. 30, 2004
1 year                                                                +7.57%
3 years                                                               +3.25%
5 years                                                               -4.75%
10 years                                                              +5.56%
Since inception (10/13/81)                                           +10.44%

--------------------------------------------------------------------------------
33  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Large Cap Value Fund

AXP VP - Large Cap Value Fund began operating on Feb. 4, 2004. Below, portfolio manager Bob Ewing reviews the Fund's positioning and results for its inaugural fiscal period.

Q: How did AXP VP - Large Cap Value Fund perform from its inception on Feb. 4, 2004 through Aug. 31, 2004?

A: AXP VP - Large Cap Value Fund advanced 0.69% for its initial fiscal period, outpacing its peers as represented by the Lipper Large-Cap Value Funds Index, which advanced 0.21% for the period from Jan. 31, 2004 to Aug. 31, 2004. The Fund's benchmark, the Russell 1000(R) Value Index, gained 2.13% over the same period.

Q:  What factors had a significant effect on performance?

A: Following the Fund's inception, we worked diligently to quickly invest the Fund's cash flow to minimize the potential negative effect of holding cash in a rising equity market. Initially, we established higher-than-index weightings in health care and materials and below-benchmark positions in financials, technology and utilities.

    The Fund's more conservative positioning ran counter to key market trends during the period. Value stocks outpaced growth stocks, which was a positive for the Fund. However, lower-quality stocks outperformed higher-quality stocks for most of the period, hampering the Fund's results.

    Because we viewed stocks as vulnerable to elevated global risks -- both economic and political -- we concluded that a conservative portfolio positioning was prudent. Behaving quite the opposite, investors were willing to pay premiums for companies whose earnings are more sensitive to economic activity. In many cases, stocks that garnered the most favor were those of companies in riskier market sectors, with higher debt levels and less financial strength. In contrast, we focused on higher quality companies, kept the Fund's average market capitalization larger than its benchmark and reduced the Fund's risk relative to its benchmark.

    Given this strategy, the market environment placed the Fund at a near-term disadvantage compared to its benchmark.

    In terms of individual contributors, Capital One Financial, a credit card company, performed quite well. Capital One has been working to diversify its revenue sources and increase its business with upscale customers. These efforts led to strong 2003 earnings and a reduction in the company's delinquency rate.

Q:  What changes did you make to the portfolio during the period?

A: In establishing the Fund's portfolio positioning, we had applied certain themes, based on our view of the relatively high valuations on many stocks and the strong economic growth being discounted by the market. We have not meaningfully altered the Fund's thematic orientation since its inception, though we have made changes to specific holdings as individual stocks reached their price targets and were replaced by others we considered to be more attractively valued.

    Looking at the portfolio's overall themes, first we favored higher-quality, larger-capitalization companies. Second, we sought to reduce the Fund's overall price-to-earnings ratio relative to its benchmark, as a means of reducing the Fund's risk. Third, we continued to look for the most attractively valued stocks, but not necessarily in traditional value sectors. We looked for pockets of opportunity in areas -- like energy stocks -- that had been largely left behind in the recent rally. Finally, we positioned the Fund to perform well in a flat market. To that end, the portfolio's beta, a measure of its aggressiveness, was slightly lower than the index at the end of the period.

    We believe that lowering the portfolio's risk level is best accomplished by owning cheap stocks and we are open to finding these stocks in any sector. Currently, we are not finding the most attractively priced stocks in traditional value sectors such as industrials and cyclicals. Instead, we have been finding more attractively valued stocks among health care and consumer products companies, which are typically more growth-oriented sectors. We felt health care stocks, particularly pharmaceutical firms and hospitals, were exceptionally inexpensive.

(bar chart)
                         PERFORMANCE COMPARISON
                   For the year ended Aug. 31, 2004

2.5%                            (bar 2)
                                +2.13%
2.0%

1.5%

1.0%            (bar 1)
                +0.69%
0.5%                                            (bar 3)
                                                +0.21%
0.0%

(bar 1) AXP VP - Large Cap Value Fund (inception 2/4/04)
(bar 2) Russell 1000(R) Value Index (unmanaged)(1/31/04-8/31/04)
(bar 3) Lipper Large-Cap Value Funds Index (1/31/04-8/31/04)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
34  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Large Cap Value Fund

    In the consumer products area, we purchased shares of Colgate Palmolive during the first calendar quarter of 2004. It is unusual for such a company to meet our valuation standards, but Colgate's stock price declined due to some international pressure, making the valuation attractive to us.

    To summarize our sector positioning at fiscal year-end, the Fund had higher-than index positions in the health care, consumer staples and materials sectors. The three sectors that had the lowest weightings compared to the index were industrials, utilities and technology.

Q:  How do you plan to manage the Fund in the coming months?

A: We are cautious in our outlook for the stock market because the U.S. is now almost three years into the economic recovery. It seems clear that the Federal Reserve's monetary policy will be more restrictive going forward and we believe the corporate earnings growth rate probably peaked in the first or second quarter of 2004. Although we do expect the economy to continue to improve somewhat, we believe it is likely to fall short of expectations, which could negatively affect the stock market.

    We expect to maintain a relatively conservative portfolio positioning, with continued emphasis on the themes mentioned earlier. As in all market environments, we will stay focused on relative value, with our team of analysts building the portfolio on a stock-by-stock basis. We will continue to seek companies that have potential for earnings growth and also offer attractive value relative to the overall market, to their peers and to their own histories.

The 10 Largest Holdings

AXP VP - Large Cap Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Bank of America                             4.5%            $331,052
Citigroup                                   4.5              324,243
Exxon Mobil                                 2.5              180,389
JP Morgan Chase                             2.2              163,069
Wells Fargo                                 2.1              149,460
Altria Group                                1.8              132,605
American Intl Group                         1.8              130,511
US Bancorp                                  1.7              126,172
ConocoPhillips                              1.7              125,787
ChevronTexaco                               1.6              116,318

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 24.4% of net assets

--------------------------------------------------------------------------------
35  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Large Cap Value Fund

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - LARGE CAP VALUE FUND

AXP VP - Large Cap Value Fund ($10,069)                $10,000  $10,204  $10,092  $9,899   $9,953  $10,152  $ 9,925 $10,069
Russell 1000(R) Value Index ($10,213)                  $10,000  $10,214  $10,124  $9,877   $9,978  $10,213  $10,069 $10,213
Lipper Large-Cap Value Funds Index ($10,021)           $10,000  $10,211  $10,088  $9,903   $9,975  $10,195  $ 9,949 $10,021

                                                        2/1/04    2/04     3/04    4/04     5/04     6/04     7/04    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Large Cap Value Fund as compared to two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                                  Total Returns
                               as of Aug. 31, 2004
Since inception (2/4/04)                                              +0.69%

                              as of Sept. 30, 2004
Since inception (2/4/04)                                              +1.45%

--------------------------------------------------------------------------------
36  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Managed Fund

Below, AXP VP - Managed Fund's portfolio managers discuss the Fund's asset allocation strategy, positioning and results during fiscal year 2004.

Q: How did the AXP VP - Managed Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Managed Fund, which invests in a mix of stocks and bonds, rose 11.39% for the 12 months ended Aug. 31, 2004. The Fund outperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 9.10%. The S&P 500 Index rose 11.46% while the Lehman Brothers Aggregate Bond Index returned 6.13% for the period. Thus, the Fund captured over 99% of the return potential of the equity market for the period, as measured by the S&P 500 Index, with a portfolio that was approximately 65% equities and 35% fixed-income securities.

Q:  What factors significantly affected the Fund's performance?

A: The Fund's equity segment benefited from the stock market's advance during the period, despite its relatively conservative positioning. Working in our favor was the relative strong performance of value stocks, which outpaced growth stocks across all market capitalizations. On the other hand, lower-quality stocks generally outperformed the higher-quality stocks we emphasized in the Fund during this period. Investors were willing to pay premiums for companies whose earnings are more sensitive to economic activity and thus would benefit more if the economy continued to accelerate. In many cases, stocks that were favored the most were those of companies in riskier market sectors, with higher debt levels and less financial strength. In contrast, we focused on higher quality companies, kept the Fund's average market capitalization larger than its benchmark and reduced the Fund's risk relative to its benchmark.

    Overall stock selection had a favorable impact during the period. In terms of individual contributors, Capital One Financial, a credit card company, performed well. Capital One has been working to diversify its revenue sources and increase its business with upscale customers. These efforts led to strong 2003 earnings and a reduction in the company's delinquency rate. NTL, a U.K. cable company that recently emerged from bankruptcy also performed quite well for the Fund, particularly due to strong results in the first half of the fiscal period. Tyco International, a diversified manufacturing company, benefited from the resolution of corporate and balance sheet issues that had previously caused a dramatic price decline. New management at Tyco has been responsible for reducing the company's debt as well as shoring up its reputation. Other contributors to the Fund's relative results included U.S. Bancorp, Dow Chemical and energy company ConocoPhillips.

    Stock selection among consumer discretionary stocks detracted from the Fund's relative performance in the first half of the period. We expected many consumer discretionary categories to underperform, but continuing signs of economic improvement sustained the market's enthusiasm for consumer stocks. Also among the Fund's weaker performers was Tenet Healthcare, which has been plagued by fraud allegations, deteriorating business, and rising bad debt.

Q: What changes did you make to the equity and fixed income portions of the Fund during the period?

A: We strived to maintain a 65% stock/35% fixed-income asset allocation. We made a number of changes to specific equity holdings as selected stocks reached their price targets and were replaced by others we considered to be more attractively valued. However, we have not meaningfully altered the Fund's thematic orientation, which was implemented a year ago.

    Equity Portion Summary

    Overall, we favored higher-quality, larger-capitalization companies. Second, we sought to reduce the Fund's overall price-to-earnings (P/E) ratio relative to its benchmark, as a means of reducing the Fund's risk. Third, we continued to look for the most attractively valued stocks, but not necessarily in traditional value sectors. We looked for pockets of opportunity in areas -- like energy stocks -- that had been largely left behind in the recent rally. Finally, we positioned the Fund to perform well in a flat market environment. To that end, the portfolio's beta, a measure of its aggressiveness, was slightly lower than the index at the end of the period.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2004

14%

12%     (bar 1)         (bar 2)
        +11.39%         +11.46%
10%                                                             (bar 4)
                                                                +9.10%
 8%

 6%                                             (bar 3)
                                                +6.13%
 4%

 2%

 0%

(bar 1) AXP VP - Managed Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4) Lipper Balanced Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
37  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

    We have not been finding the most attractively priced stocks in traditional value sectors such as industrials and cyclicals. Instead, we have been identifying more attractive value opportunities among health care and consumer product companies, which are typically more growth-oriented sectors. Health care stocks, particularly pharmaceutical firms and hospitals, were exceptionally inexpensive. In the consumer products area, we purchased shares of Colgate Palmolive during the first calendar quarter of 2004. It is unusual for such a company to meet our valuation standards, but Colgate's stock price declined due to some international pressure, making the valuation attractive to us.

    To summarize our sector positioning at fiscal year-end, the Fund had higher-than index positions in the health care, consumer staples and materials sectors. The three sectors with the lowest weightings compared to the index were industrials, utilities and technology.

    Fixed Income Portion Summary

    Over the course of the fiscal year, we kept duration short relative to its benchmark and this was a small positive factor. A meaningful contributor to overall portfolio performance was our positioning along the yield curve, which reflected our view that the difference in interest rates between short-term and long-term securities would flatten. During the fiscal year, the fixed-income portion of the Fund also benefited from the outperformance of longer-dated U.S. Treasuries, where we had a higher-than-benchmark position, compared to shorter-dated securities, where we had a lower-than-index weighting.

    The Fund's annual returns were further boosted by our allocation to high-yield debt, which, with the exception of a weak first calendar quarter, produced strong returns, as the market focused on the strong and improving fundamentals of the high yield sector. Emerging markets provided strong returns through early February but then suffered during much of the second half of the fiscal year, as the backup in U.S. interest rates unnerved this liquidity-dependent sector. We maintained a zero weighting in emerging markets given these concerns as well as relatively full valuations, even as we acknowledge the generally positive fundamentals of most emerging market countries.

    At the same time, corporate and mortgage securities produced mixed results over the period. We were essentially sellers into strength in investment grade credit, or corporate bonds, throughout the period, as credit quality curves compressed to the point where we found very poor risk/reward in the broader market. However, we maintained higher-than-index weightings in our favorite relative value and positive fundamental credit improvement stories.

    Investment grade credit did generate positive performance versus like duration U.S. Treasuries for much of the reporting period. However, the sector did not perform well during the second half of the fiscal year, as the market struggled to interpret signals from both economic data and the raft of Federal Reserve commentary about inflation, the pace of economic expansion, and its likely approach to monetary policy. This detracted from our fixed-income results.

    Mortgages generated positive returns over the period (though not without some late second quarter 2004 fireworks when Treasuries sold off dramatically), as investors took advantage of the steepness of the yield curve and long stretches of low market volatility. However, we held a lower-than-index position in this sector, since mortgage valuations remained expensive by historical standards, and we believe these securities are vulnerable to underperformance if and when market volatility heightens. As in corporate bonds, we sold mortgages throughout the period as opportunities arose.

    We viewed AAA-rated commercial mortgage-backed securities (CMBS) as an excellent substitute for high quality credit and agency securities and positioned the portfolio accordingly. This was a positive contributor to Fund performance, as the CMBS market has absorbed an increase in bond supply.

Q:  How are you positioning the Fund for the months ahead?

A: We are cautious in our outlook for the stock market because the U.S. is now almost three years into the economic recovery. It seems clear that the Federal Reserve's monetary policy will be more restrictive going forward and we believe the corporate earnings growth rate probably peaked in the first or second quarter of 2004. Although we do expect the economy to continue to improve somewhat, we believe it is likely to fall short of expectations, which could negatively affect the stock market.

    We expect to maintain a relatively conservative equity positioning, with continued emphasis on the themes presented earlier. In both stocks and bonds, we will stay focused on relative value, with our team of analysts building the portfolio on a security-by-security basis. We will continue to seek companies that have potential for earnings growth and also offer attractive value relative to the overall market, to their peers and to their own histories.

--------------------------------------------------------------------------------
38  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Managed Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Bank of America                             3.0%          $79,497,741
Citigroup                                   3.0            78,631,698
Exxon Mobil                                 1.6            43,901,029
U.S. Treasury
6.00% 2026                                  1.5            40,870,449
JP Morgan Chase                             1.5            39,696,365
Wells Fargo                                 1.4            36,160,625
U.S. Treasury
6.25% 2023                                  1.3            34,148,775
Altria Group                                1.2            32,140,570
American Intl Group                         1.2            31,338,476
US Bancorp                                  1.2            30,697,700

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 16.9% of net assets

--------------------------------------------------------------------------------
39  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Managed Fund

[line chart]

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - MANAGED FUND

AXP VP - Managed Fund                $10,000  $11,193  $12,424  $15,852  $16,128 $19,834  $23,488  $18,938  $16,872 $18,458  $20,560
S&P 500 Index                        $10,000  $12,145  $14,420  $20,281  $21,928 $30,653  $35,656  $26,960  $22,110 $24,778  $27,618
Lehman Brothers Aggregate
  Bond Index                         $10,000  $11,130  $11,587  $12,746  $14,093 $14,206  $15,280  $17,167  $18,560 $19,369  $20,556
Lipper Balanced Funds Index          $10,000  $11,341  $12,523  $15,621  $16,322 $19,574  $21,930  $20,222  $18,461 $20,316  $22,165

                                       '94      '95      '96      '97      '98     '99      '00      '01      '02     '03      '04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Managed Fund as compared to three widely cited performance indices, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +11.39%
3 years                                                               +2.78%
5 years                                                               +0.72%
10 years                                                              +7.47%
Since inception (4/30/86)                                             +9.00%

                              as of Sept. 30, 2004
1 year                                                               +11.72%
3 years                                                               +5.69%
5 years                                                               +1.10%
10 years                                                              +7.70%
Since inception (4/30/86)                                             +9.00%

--------------------------------------------------------------------------------
40  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - New Dimensions Fund

Gordon Fines, the Fund's Portfolio Manager since inception, took a leave of absence on July 14, 2004 and returned to duty on August 23. During this time, Ted Truscott, Senior Vice President and Chief Investment Officer, led the AXP VP
- New Dimensions Fund team. Below, Ted Truscott and Gordon Fines discuss the Fund's results and positioning for fiscal year 2004.

Q: How did AXP VP - New Dimensions Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - New Dimensions Fund rose 2.29% for the 12 months ended Aug. 31, 2004. This was less than its benchmark, the S&P 500 Index, which advanced 11.46% for the period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which rose 2.86% over the same time frame.

    It was a disappointing year. A combination of unusual equity market conditions, an exceptionally low interest rate climate that allowed shares of financially weak companies to do well, and ineffective stock selection led to weak short-term results.

    During times of market decline -- particularly the severe bear market of 2000 to 2002 -- we believe the Fund's quality growth investment strategy served investors well by helping to preserve capital to a greater degree than many of the Fund's more aggressive growth peers. While we can't say for certain what the future holds, we may have again entered a volatile period -- one marked by low equity market returns set against an economic backdrop of relatively low inflation. Given this potential environment, we remain confident in our investment strategy.

Q:  What factors most significantly affected the Fund's performance?

A: For most of the fiscal year, we were too conservative in our stock selection and sector positioning. Early in the period, we increased the Fund's weightings in health care and technology stocks. This helped the Fund post positive returns in the autumn of 2003, but the Fund's relative results still lagged its benchmark and peers. During the second half of the fiscal year, higher-than-benchmark weightings in energy stocks such as ExxonMobil and in Internet and catalog retailing stocks such as Amazon.com and eBay helped boost the Fund's relative returns. Each area performed well, as oil prices hit record highs and consumer purchases made on-line increased.

    Technology was the Fund's largest sector weighting as of Aug. 31, 2004. Overall, the Fund's technology holdings reflected what we believed were compelling long-term growth traits. However, the Fund's higher-than-index weighting in semiconductors, notably Intel, and wireless services negatively contributed to annual results amid reduced short-term earnings growth expectations. The Fund's largest technology holding as of Aug. 31, 2004, Microsoft, was weak during the first half of the fiscal year, but improved during the second half following the announcement that the company would significantly boost its dividend.

    During the second half, the Fund's higher-than-benchmark weighting in the very largest companies (more than $150 billion in market capitalization) and lower-than-benchmark weighting in mid-cap companies ($1 billion to $13 billion in market capitalization) had a positive effect on results. Mid-cap stocks underperformed their large-cap peers for the six-months ended Aug. 31, 2004, and "mega-cap" companies outperformed all other market cap segments.

    Also working in the Fund's favor in the last couple of months of the fiscal year was that lower quality companies began to fall out of favor. We started to see higher quality companies gain some ground. It is important to note that while high quality stocks, as rated by Standard & Poor's, offer no guarantee of success and are subject to change, they have significantly outperformed low quality stocks on a historic basis. Specifically, those stocks Standard & Poor's rated A+, A and A- for historical growth and stability of earnings and dividends produced an average annual return of 12.2% for the 17-year calendar period between 1986 and 2003 compared to 9.8% for stocks it rated C.

(bar chart)
                 PERFORMANCE COMPARISON
             For the year ended Aug. 31, 2004


12%                     (bar 2)
                        +11.46%
10%

 8%

 6%

 4%
        (bar 1)                         (bar 3)
 2%     +2.29%                          +2.86%

 0%

(bar 1) AXP VP - New Dimensions Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
41  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Stocks we either added to and/or maintained large positions in during the fiscal year included Pfizer, General Electric and Dell. Pfizer is considered one of the leading drug companies in terms of research and development success, but it suffered during the annual period from concerns about competition for its core products.

    We reduced the Fund's weighting in financial stocks, notably Bank of America and Citigroup, to a sector level much lower than the Fund's benchmark amid the prospect of higher interest rates. We had previously owned American International Group (AIG), and during the fourth calendar quarter of 2003, we substantially increased the position while maintaining a lower-than-index weighting in the financial sector as a whole. In our view, AIG is a high quality insurance-related, global company that performed poorly through much of 2003 but whose diverse business operations are expected to be less affected by rising interest rates than most financial services firms.

    We substantially cut the Fund's position in Southwest Airlines given the weak fundamental outlook for the airline industry as a whole, which has been exacerbated by rising jet fuel prices.

Q:  How do you intend to manage the Fund in the coming months?

A: We remain faithful stewards of the Fund's proven investment discipline, which is based on four core principles -- teamwork, multi-faceted stock selection, a commitment to comprehensive research, and rigorous risk management. We think the current period of Federal Reserve Board monetary tightening that began on June 30 will be gradual. At the same time, we are mindful of the lessons of history, and we have positioned the Fund conservatively to reflect a tighter credit environment. Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher quality companies generally perform better than lower quality companies.

    In our view, the overall economic environment for quality growth stocks will remain favorable in the months ahead. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to regain ground relative to its peers.

The 10 Largest Holdings

AXP VP - New Dimensions Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Pfizer                                      4.0%          $117,133,385
General Electric                            3.6            106,790,472
Microsoft                                   3.5            102,765,390
Exxon Mobil                                 3.3             98,220,476
American Intl Group                         3.3             96,615,688
Citigroup                                   3.3             95,844,545
Dell                                        2.7             79,017,120
UnitedHealth Group                          2.6             75,031,098
Wal-Mart Stores                             2.5             72,263,240
Amgen                                       2.4             69,612,389

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 31.2% of net assets

--------------------------------------------------------------------------------
42  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - New Dimensions Fund

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - NEW DIMENSIONS FUND

AXP VP - New Dimensions Fund         $10,000   $9,914  $13,021  $13,436  $19,162 $25,679  $17,192  $14,584  $16,058 $16,426
S&P 500 Index                        $10,000  $10,050  $14,135  $15,283  $21,364 $24,851  $18,790  $15,409  $17,269 $19,248
Lipper Large-Cap Growth Funds Index  $10,000   $9,946  $13,519  $14,376  $21,127 $28,010  $15,627  $12,246  $13,597 $13,986

                                      5/1/96     8/96     8/97     8/98     8/99    8/00     8/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - New Dimensions Fund as compared to two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +2.29%
3 years                                                               -1.51%
5 years                                                               -3.04%
Since inception (5/1/96)                                              +6.22%

                              as of Sept. 30, 2004
1 year                                                                +6.12%
3 years                                                               +2.12%
5 years                                                               -2.55%
Since inception (5/1/96)                                              +6.38%

--------------------------------------------------------------------------------
43  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Select Value Fund

Performance Summary

AXP VP - Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of large-, medium- and small-sized companies. It began operating on Feb. 4, 2004.

For its initial fiscal period ended Aug. 31, 2004, AXP VP - Partners Select Value Fund declined 0.11%. For the period from Jan. 31, 2004 to Aug. 31, 2004, the Russell 3000 Value Index, the Fund's benchmark, rose 1.98% while the Lipper Multi-Cap Value Funds Index, representing the Fund's peer group, declined 0.15%.

Q:  What factors most significantly affected performance for the period?

    Gabelli: As the Fund's initial fiscal period began, we saw further evidence of the economic recovery. The economy responded well to aggressive monetary and fiscal policy measures, and low inflation and interest rates. Oil prices seemed poised to decline, and concern over the war in Iraq remained. Merger and acquisition activity was strong -- with the highest level of announced deals since late 2000.

    July and August were difficult months. By that time, interest rate increases, further turmoil in Iraq, higher oil prices, an uptick in inflation, and uncertainty about the outcome of the U.S. general election in November created headwinds for the stock market.

    Several telecommunications stocks helped performance during the period. The Fund's strongest performer was AT&T Wireless, which agreed to be bought by Cingular Wireless in the largest cash deal ever after a bidding war with Vodafone. Other telephone holdings such as Sprint and Telephone & Data Systems registered strong performance. Our purchase of several mobile home stocks was timely, as these delivered stellar returns. Cavalier, Champion Enterprises, Fleetwood Enterprises and Skyline are part of a cyclical business that is benefiting from an aging population.

    Several media holdings lagged during the period, and this resulted in the Fund's underperformance of its benchmark. Newspaper stocks, entertainment companies, and cable and television broadcasters suffered from advertising spending this year. It has been less robust than investors had hoped for in an election and Olympics year. Several newspapers suffered from accounting scandals, and in some cases, earnings growth rates have been less than what investors expected.

Q:  How are you positioning the Fund for the coming months?

    Gabelli: The economy is strong. Fiscal stimulus, as well as the extraordinarily liquid monetary policy that the Federal Reserve pursued, provided a tailwind. Going forward, inventory rebuilding and increasing capital expenditures could benefit many stocks.

    We will be focused on several Ds:

    o the dollar, which we believe will weaken against the yen

    o domestic fiscal and foreign trade deficits;

    o dividend payouts and

    o dividend tax rates, which we think might be negatively affected if there are changes in Washington's leadership this November.

    Corporate earnings are strong, but will face tougher comparisons in 2005. Inflation is beginning to affect the consumer in the form of higher prices of gas, milk and meat. Interest rates are also on the rise. The impact of lower taxes is starting to dissipate. The consumer wants more income, which means more wage pressure. Industries such as packaged goods, auto replacement parts, and supermarkets will benefit. Broadcasters will benefit from higher prices for advertising. In our view, buying and holding solid companies with a potential catalyst or event that will surface values should continue to be a rewarding strategy.

(bar chart)
                         PERFORMANCE COMPARISON
                   For the year ended Aug. 31, 2004

 2.0%                           (bar 2)
                                +1.98%
 1.5%

 1.0%

 0.5%

 0.0%           (bar 1)                         (bar 3)
                -0.11%                          -0.15%
-0.5%

(bar 1) AXP VP - Partners Select Value Fund (inception 2/4/04)
(bar 2) Russell 3000(R) Value Index (unmanaged)(1/31/04-8/31/04)
(bar 3) Lipper Multi-Cap Value Funds Index (1/31/04-8/31/04)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
44  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Select Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Deere & Co                                  2.6%            $221,445
Pulitzer                                    2.5              214,280
Tribune                                     2.4              208,750
Skyline                                     2.0              171,900
Fleetwood Enterprises                       1.9              166,010
Cooper Inds Cl A                            1.9              165,660
Time Warner                                 1.9              163,500
Walt Disney                                 1.8              157,150
Cablevision Systems NY Group Cl A           1.8              153,716
Sprint (FON Group)                          1.6              137,760

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 20.4% of net assets

The Fund's Long-term Performance

AXP VP - Partners Select Value Fund

[line chart]

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - PARTNERS SELECT VALUE FUND

AXP VP - Partners Select Value Fund ($9,989)           $10,000  $10,288  $10,108 $10,169  $10,063  $10,212  $ 9,927 $ 9,989
Russell 3000(R) Value Index ($10,198)                  $10,000  $10,213  $10,142 $ 9,872  $ 9,973  $10,230  $10,058 $10,198
Lipper Multi-Cap Value Funds Index ($9,985)            $10,000  $10,191  $10,102 $ 9,916  $ 9,963  $10,244  $ 9,951 $ 9,985

                                                        2/1/04    2/04     3/04    4/04     5/04     6/04     7/04    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Partners Select Value Fund as compared to two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Multi-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                                  Total Returns
                               as of Aug. 31, 2004
Since inception (2/4/04)                                              -0.11%

                              as of Sept. 30, 2004
Since inception (2/4/04)                                              +2.20%

--------------------------------------------------------------------------------
45  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Small Cap Value Fund

Performance Summary

For the fiscal year ended Aug. 31, 2004, AXP VP - Partners Small Cap Value Fund provided a total return of 16.78%. Over the same time frame, the Fund's benchmark, the Russell 2000(R) Value Index, rose 19.49% while the Fund's peer group, as represented by the Lipper Small-Cap Value Funds Index, gained 18.92%.

On March 12, 2004, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Company, Inc. (Donald Smith) and Franklin Portfolio Associates LLC (Franklin Portfolio) replaced Third Avenue Management, LLC, who resigned as a subadviser to the Fund. They joined Royce & Associates, LLC (Royce) and Goldman Sachs Asset Management L.P. (Goldman Sachs) as subadvisers to the Fund. As of Aug. 31, 2004, the five subadvisers managed the following portions of the Fund's portfolio: Royce (37%); Goldman Sachs (24%); Donald Smith (14%); Barrow Hanley (13%) and Franklin Portfolio (12%).

Q: What factors significantly affected the performance of your portion of the Fund's portfolio?

    Royce: Our portion of the Fund slightly lagged the Russell 2000 Value Index for the fiscal year. Its performance for the period reflected the volatile small-cap market that has so far characterized 2004. On the positive side, our results were helped by the ongoing strength of holdings in the natural resources, consumer products and industrial products sectors. Also, our holdings in health, technology, consumer services and financial intermediaries proved beneficial. However, on the negative side, the industrial services and financial services sectors posted only modest gains.

    Goldman Sachs: Although our portion of the Fund posted a solid return during the fiscal year, it trailed the benchmark Russell 2000 Value Index. The bulk of the portfolio's relative underperformance came during the first part of the period as low-quality stocks dominated the market. Our largest detractors were in the consumer cyclicals, services, consumer staples and technology sectors. In consumer cyclicals, Tropical Sportswear International and Concord Camera were the key contributors to negative performance. We significantly reduced our exposure to Tropical Sportswear after the company's stock price suffered due to uncertainty surrounding management changes and the delay of an SEC filing. Likewise, we sold our position in Concord Camera after the company experienced delays in product introductions. In technology, we sold our position in Extreme Networks, a provider of network infrastructure equipment, after it detracted from results.

    Conversely, a number of strong-performing stocks in the transportation, industrials, financial and basic materials sectors enhanced results. Our portion of the Fund's top contributors over the reporting period were in the basic materials and industrials sectors with Caraustar Industries, Wabash National and Hughes Supply leading the group. In its most recent quarter Caraustar, a recycled paperboard manufacturer, announced an increase in revenues and volumes. Despite experiencing a rise in raw material costs, Wabash, a truck trailer manufacturer, reported an improvement in its retail distribution operations and increased order flow. Both companies remain among our portfolio's largest holdings.

    Donald Smith: During our first five months of portfolio management, we outperformed the Russell 2000 Value Index. In general, the new stocks we added to the portfolio had a positive impact while the holdings we inherited served as a drag on performance. Top performers in our portion of the Fund included: Genesis HealthCare, a nursing home operator that has shown a strong turnaround since going public in late 2003; Prime Hospitality, a hotel company that received a takeover offer in August 2004; two utility holdings, Reliant Energy and Sierra Pacific Resources; and USEC, a uranium enrichment company that issued a positive earnings outlook. On the negative side, two airline stocks, America West Holdings and Air France, declined as a result of higher oil prices. Also, Visteon and Head Corporation suffered stock price declines after reporting disappointing earnings.

(bar chart)
                    PERFORMANCE COMPARISON
                For the year ended Aug. 31, 2004

20%                             (bar 2)         (bar 3)
             (bar 1)            +19.49%         +18.92%
16%          +16.76%

12%

 8%

 4%

 0%

(bar 1) AXP VP - Partners Small Cap Value Fund
(bar 2) Russell 2000(R) Value Index (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
46  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

    Barrow Hanley: Since we began managing a portion of the Fund in March, it has underperformed the Russell 2000 Value Index due to several stock-specific issues. Our holdings in the consumer discretionary and consumer staples sectors were the biggest negative contributors relative to the index. The worst-performing stock for the period was American Italian Pasta, which continued to suffer from the low-carbohydrate diet trend and the residual effects of a large competitor's bankruptcy filing. Mentor Graphics and Linens 'N Things were two other significant detractors from our performance.

    On the positive side, several strong performers in the industrials sector helped our results versus the benchmark. In fact, our three top-performing holdings, J.B. Hunt Transport Services, Brady and Insituform Technologies, were all from the industrials sector. Our lack of exposure to the telecommunication services sector also proved beneficial to our performance. Telecommunication services was the worst-performing sector in the Russell 2000 Value Index during the period.

    Franklin Portfolio: Since we took over our portion of the Fund in March, we have outperformed the Russell 2000 Value Index. Over this short time frame, we believe we have achieved our dual goals of generating consistent relative results while controlling risk. The primary contributor to our positive relative results during the period was favorable stock selection. Our portfolio's slight emphasis on selecting stocks with earnings yield as well as a bias for stocks with positive momentum also contributed somewhat more modestly. For the most part, industry weightings did not impact performance in either direction; however, our industrial weighting provided a small positive contribution while our technology exposure hurt performance slightly.

Q:  What changes did you make to your portfolio during the period?

    Royce: We began the one-year period as sellers in the technology sector and concluded it as buyers, albeit very discriminating ones. We also increased our portion of the Fund's positions in health care and natural resources companies.

    Goldman Sachs: Within the small-cap value universe, we aim to maintain a pure small-cap value portfolio that is in line with the market capitalization of the Russell 2000 Value Index. We pay close attention to the stocks in the portfolio as they appreciate in value and stay disciplined in our ability to sell holdings as they increase, while initiating new ideas we believe will add value over time. To that end, we sold our positions in AnnTaylor Stores and Greater Bay Bancorp as they reached our valuation targets as well as the upper limits of the small-cap market capitalization range. Both stocks have been long-term positive contributors to the portfolio.

    New positions included ProCentury, an excess surplus insurance line writer, and Autobytel.com, an automotive Internet marketing services company. We believed ProCentury had an attractive valuation coupled with a strong management team that should enable it to weather the turning property and casualty pricing cycle. We found Autobytel.com attractive due to both its value-added product in a fragmented market and its ability to capitalize on auto companies' increasing use of the Internet as a cost-efficient marketing tool.

    Donald Smith: We eliminated the majority of the stocks we inherited from the previous manager and added 20 new holdings to our portfolio. As we found companies that met our strict valuation criteria, we cautiously put the proceeds from the stock sales to work. Our approach in security selection emphasizes fundamental research on a stock-by-stock basis, so it is difficult to generalize on broad portfolio themes. However, in general we focused on finding companies that would benefit from continuing economic strength. For example, some of our holdings own large amounts of real estate that may be undervalued by the market. These would include the hotel companies Prime Hospitality and Lodgian; Dillard's, a retailer that owns most of its stores; Genesis HealthCare, a nursing home owner and operator; and MI Developments, a real estate and racetrack owner.

    Barrow Hanley: After the initial set-up, we made relatively few changes during the five months we managed the portfolio. However, we did sell Brinker International, a casual dining restaurant company, after it reached our target valuation. We also added Valassis Communications, a leading producer of newspaper advertising inserts, to the portfolio during the period.

    Franklin Portfolio: When we took over management of a portion of the Fund in March 2004, we turned over 90% of the former portfolio as we applied our strategy. In addition to being fairly concentrated, the portfolio we inherited contained many securities that appeared to have less liquidity than we would prefer. Also, it owned a number of stocks that were not part of the Russell 2000 Value Index. Since this initial restructuring, our changes to the portfolio have been minimal.

--------------------------------------------------------------------------------
47  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Q:  How are you positioning your portion of the Fund for the months ahead?

    Royce: Our outlook remains cautious and has not changed appreciably. We do not anticipate any major market moves either up or down, but we do expect ongoing volatility and low returns for stocks as a whole. Because equities aren't likely to establish a consistent direction, we believe both bullish and bearish investors will find this environment frustrating. Although the recent rally has made attractively valued small companies harder to find, we continue to look for them on a stock-by-stock basis. We are currently finding companies at attractive values in the natural resources and health care sectors and believe the long-term prospects for both are especially promising.

    Goldman Sachs: In our view, the extreme appetite for risk which drove the market in 2003 has been satisfied. As has been the case year-to-date in 2004, we believe that investors will continue to become more selective and reward those companies actually delivering earnings and cash flow. This environment, which is typical of the second year coming out of an economic recession, should lead to subdued broad market gains.

    Against this backdrop, we believe our portfolio is well positioned to benefit from our focus on individual stock selection. We seek to find what we believe are quality businesses that sell at a discount to our assessment of the business' fair value. In our view, using a strong valuation discipline to find well-managed, cash-generating businesses is the best formula for long-term performance success.

    Donald Smith: We believe our portion of the Fund is positioned in general to benefit from a continuing economic recovery. This economic sensitivity is balanced by large holdings in utility and insurance companies. The majority of the portfolio's top holdings have traded publicly for a couple of years or less. Therefore, we believe that most analysts and investors have not yet realized their inherent values.

    Barrow Hanley: Almost regardless of the economic or stock market outlook, we manage our portfolio in the same way. We select our holdings stock-by-stock, seeking the highest returns and lowest risk with no preconceived sector or industry preferences. Usually we look through temporary difficulties and toward the long-term value of businesses to find our opportunities. We currently believe there are considerable individual opportunities in small-cap stocks, especially relative to large-caps. This should continue to propel the current bull market for small-capitalization stocks, the fourth in the past 80 years.

    Our portion of the Fund is heavily weighted with companies that are benefiting from the expanding economy, which we expect will continue. One of the most important factors over the past few years has undoubtedly been low and falling interest rates. In that environment, financial stocks in general were almost uniformly and unusually free of earnings difficulties. With rates expected to continue rising, we do not see the prospects for significantly higher levels of profitability or valuations in this sector. Because we require both of these variables, our portfolio is notably underweight in the financial sector.

    Franklin Portfolio: Currently, our portion of the Fund holds approximately 200 securities with a slight tilt toward favoring earnings yield and momentum. We are keeping sector weightings close to the weightings of the Russell 2000 Value Index. We continue to maintain a fully invested portfolio, emphasizing securities that are highly ranked within our valuation system.

--------------------------------------------------------------------------------
48  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Small Cap Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
iShares Russell 2000 Value Index Fund       1.2%           $2,653,600
MI Developments Cl A                        0.7             1,577,601
Assured Guaranty                            0.7             1,554,909
Reliant Energy                              0.7             1,503,961
Lodgian                                     0.6             1,458,800
Dillard's Cl A                              0.6             1,444,000
Terex                                       0.6             1,408,166
Genesis HealthCare                          0.6             1,383,504
Nu Skin Enterprises Cl A                    0.6             1,316,819
West                                        0.6             1,284,669

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 6.9% of net assets

--------------------------------------------------------------------------------
49  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Partners Small Cap Value Fund

[line chart]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - PARTNERS SMALL CAP VALUE FUND

AXP VP - Partners Small Cap Value Fund ($13,383)       $10,000   $9,531  $11,460 $13,383
Russell 2000(R) Value Index ($13,951)                  $10,000   $9,440  $11,675 $13,951
Lipper Small-Cap Value Funds Index ($14,011)           $10,000   $9,491  $11,782 $14,011

                                                        9/1/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Partners Small Cap Value Fund as compared to two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +16.78%
3 years                                                              +10.78%
Since inception (8/14/01)                                             +9.96%

                              as of Sept. 30, 2004
1 year                                                               +22.78%
3 years                                                              +16.80%
Since inception (8/14/01)                                            +11.29%

--------------------------------------------------------------------------------
50  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - S&P 500 Index Fund

Below, Portfolio Manager David Factor discusses results and positioning for AXP VP - S&P 500 Index Fund for fiscal year 2004.

Q: How did the AXP VP - S&P 500 Index Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - S&P 500 Index Fund gained 10.84% for the 12 months ended Aug. 31, 2004. The unmanaged Standard & Poor's 500 Index (S&P 500 Index) rose 11.46% for the period. The Fund's peer group, as represented by the Lipper S&P 500 Funds Index, returned 11.08% for the same period.

Q:  What factors most significantly affected the Fund's performance?

A: When the fiscal year began, the economy was rapidly expanding. Business investment increased, especially in equipment and software spending. Inflation remained low. Industrial production rose, propelled by recession-streamlined businesses increasing purchases to meet rising demand. Retail sales, excluding autos, remained healthy. Equity returns were modestly positive. However, consumer confidence suffered, as employment remained slow to improve, presidential campaign rhetoric heightened, and energy prices soared. Early in 2004, however, growing concerns over global terrorist attacks added to the list of factors hampering consumer and investor confidence, and U.S. equity returns declined.

    The U.S. economy remained generally positive during the second quarter of 2004, and after much anticipation, the Federal Reserve Board (the Fed) raised the targeted federal funds rate twice, to 1.50%, stating that its monetary policy remained accommodative, even after this action.

    In July, business investment, residential construction, and exports each rose strongly. Unemployment fell slightly. However, second quarter gross domestic product (GDP) came in at a 3% annualized rate, much lower than the previous quarters. The drop primarily reflected American consumers' reined-in spending, as prices for energy and other items rose. The slowdown renewed concerns about the vibrancy of the economy's recovery, which was compounded by a worsening trade deficit and nearly stalled U.S. job growth. As a result, equity prices declined.

    Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-capitalization and then large-capitalization stocks. This was true for this annual period. The market favored the value style over the growth style of investing across all capitalization sectors during the 12 months ended Aug. 31, 2004.

    Energy was the best performing sector within the S&P 500 Index for the period. Utilities also did well. On an industry level, oil and gas producers provided the strongest returns for the index. Capital goods producers within the industrial sector also were solid performers. Information technology lagged the other sectors, largely due to the poor performance of technology hardware companies. The health care sector also detracted from performance as did media companies within the consumer cyclicals sector. Several individual stocks contributed significantly to the performance of the S&P 500 Index over the 12-month period. Some strong performers for the period were ExxonMobil and ChevronTexaco, both energy giants in the United States. Performance laggards during the period included electronics bellwether Intel and pharmaceutical leader Pfizer.

    The Fund strives to stay fully invested in the stocks that comprise the S&P 500 Index. We attempt to replicate the performance of the index. That means we strive to hold all of the same companies as the index at the same weightings. The S&P 500 Index is dynamic and is rebalanced each quarter, and we align the Fund on that timetable as well. A majority of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged group of medium-sized company stocks. Many of the deletions were financial service stocks, most notably BankOne, which was acquired during the period by JP Morgan, and subsequently replaced in the S&P 500 Index by Gilead Sciences. Gilead Sciences is a bio-pharmaceutical firm that specializes in therapeutics for patients suffering from life-threatening diseases.

(bar chart)
                  PERFORMANCE COMPARISON
             For the year ended Aug. 31, 2004

12%                     (bar 2)         (bar 3)
        (bar 1)         +11.46%         +11.08%
10%     +10.84%

 8%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - S&P 500 Index Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper S&P 500 Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
51  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index, as we strive to mirror the performance of the index. Overall, current market conditions indicate that U.S. economic expansion should continue at a relatively solid pace. We anticipate GDP growth to settle in the 4% range for the rest of the year. This ongoing expansion combined with stock valuations that appear fair bodes well for modest gains across most equity sectors. At the same time, market leadership historically turns somewhat defensive in response to the Fed's tightening cycle. This means investors may favor sectors in which demand may be less affected by rising rates over the months ahead, such as health care and consumer staples.

The 10 Largest Holdings

AXP VP - S&P 500 Index Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
General Electric                            3.3%           $9,273,700
Exxon Mobil                                 2.9             8,078,932
Microsoft                                   2.8             7,896,908
Pfizer                                      2.4             6,679,969
Citigroup                                   2.3             6,455,103
Wal-Mart Stores                             2.1             6,052,993
American Intl Group                         1.8             4,979,321
Bank of America                             1.7             4,915,146
Johnson & Johnson                           1.6             4,621,564
Procter & Gamble                            1.4             3,855,437

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 22.3% of net assets

--------------------------------------------------------------------------------
52  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - S&P 500 Index Fund

[line chart]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - S&P 500 INDEX FUND

AXP VP - S&P 500 Index Fund ($7,843)          $10,000  $10,349   $7,766   $6,346  $7,076   $7,843
S&P 500 Index ($8,127)                        $10,000  $10,493   $7,934   $6,506  $7,292   $8,127
Lipper S&P 500 Funds Index ($8,023)           $10,000  $10,485   $7,907   $6,466  $7,223   $8,023

                                               5/1/00     8/00     8/01     8/02    8/03     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - S&P 500 Index Fund as compared to two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +10.84%
3 years                                                               +0.32%
Since inception (5/1/00)                                              -5.46%

                              as of Sept. 30, 2004
1 year                                                               +13.26%
3 years                                                               +3.54%
Since inception (5/1/00)                                              -5.13%

--------------------------------------------------------------------------------
53  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Short Duration U.S. Government Fund

Below, Portfolio Manager Scott Kirby discusses the Fund's results and positioning for fiscal year 2004.

Q: How did AXP VP - Short Duration U.S. Government Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Short Duration U.S. Government Fund gained 1.70% for the 12 months ended Aug. 31, 2004, a bit less than the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 1.75%. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index, which returned 2.27% for the period.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund underperformed its benchmark and peers due primarily to its relatively defensive positioning from December 2003 through the end of the fiscal year. We generally maintained a more conservative risk profile and a shorter duration than called for given the change in rates over this period.

    During the first months of the annual period, we held the Fund's duration close to that of Lehman Brothers 1-3 Year Government Index. In 2004, we started seeing signs of greater economic growth. Our overall view was that the Federal Reserve Board (the Fed) would raise interest rates sooner than was priced into the market. As a result, we shortened the Fund's duration -- a position we would maintain through the end of the fiscal year as we continued to position the Fund for a recovering U.S. economy. We also improved the structure in our mortgage holdings in an effort to reduce the effects of market volatility on Fund performance. While the economy displayed signs of improving, job creation did not materialize as expected. The Fund gave up some performance gains due to its short duration. We added high-quality asset-backed bonds, which performed well in early 2004.

    In early March, fixed income investors grew concerned over disappointing employment reports and questioned the sustainability of the economic recovery. In response, the Treasury market rallied. Then, the March employment report showed that non-farm payrolls increased by 308,000 and made upward revisions for the two prior months. This, along with an unexpectedly high reading on the Consumer Price Index (CPI), contributed to bond yields rising sharply during the month of April. Mortgage securities, in particular, sold off in April and May. We subsequently reduced the Fund's allocation to mortgages, agency securities, and asset-backed bonds. On June 30, the Fed made its first move to tighten monetary policy. After that, Treasuries rallied once again due to weak economic data for June, renewed equity market weakness in July and August, stubbornly high oil prices, and concerns about potential terror attacks around high-profile events such as national political conventions, the Olympics, and the upcoming November U.S. general election.

(bar chart)
                  PERFORMANCE COMPARISON
            For the year ended Aug. 31, 2004

 3%                     (bar 2)
                        +2.27%
 2%        (bar 1)                      (bar 3)
           +1.70%                       +1.75%
 1%

 0%

(bar 1) AXP VP - Short Duration U.S. Government Fund
(bar 2) Lehman Brothers 1-3 Year Government Index (unmanaged)
(bar 3) Lipper Short U.S. Government Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
54  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

[line chart]

                                            TWO-YEAR U.S. TREASURY NOTE YIELDS
                                             (Aug. 31, 2003 to Aug. 31, 2004)

     1.97     1.46      1.8        2     1.8      1.8      1.6      1.6      2.3     2.5      2.7      2.7      2.4
     8/03     9/03     10/03     11/03  12/03     1/04     2/04     3/04     4/04    5/04     6/04     7/04     8/04

Source: Bloomberg

This chart shows how two-year U.S. Treasury note yields rose and fell during the course of the Fund's 2004 fiscal year amid anticipated changes in Federal Reserve interest rate policy. When yields rise, prices of fixed-income securities fall.

Past performance does not guarantee future results. This chart is for illustration purposes only and does not represent the past or current yield of AXP VP - Short Duration U.S. Government Fund.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Over the fiscal year, we reduced the Fund's exposure to U.S. Treasuries and increased its allocation to agency securities, with an emphasis on bulleted U.S. government agency securities that did not have immediate cash flows, but which typically perform better in a steep yield curve environment. Within the mortgage sector, we sought shorter duration securities to reduce interest rate risk. For example, we reduced the Fund's position in 15-year pass-through mortgages and increased its position in 10-year mortgages and hybrid adjustable rate mortgages. We were also able to add relative value within the mortgage sector by focusing on pools that historically have had lower-than-average prepayment risks. We also invested in collateralized mortgage obligations, which are attractively structured mortgage-backed securities in that they separate mortgage pools into short-, medium-, and long-term portions. We continued to hold approximately the same allocation to asset-backed securities through the fiscal year.

Q:  Did portfolio turnover affect the Fund this past year?

A: Our portfolio turnover was higher than a year earlier and added value to the portfolio. A significant portion of the Fund's 135% turnover rate this past fiscal year was the result of "roll" transactions in U.S. Treasury notes and mortgage-backed securities. For U.S. Treasury notes, existing holdings were sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure.

Q:  How do you intend to manage the Fund in the coming months?

A: While job creation and inflation numbers remain key indicators to monitor in the coming months, we intend to continue to position the Fund for ongoing economic recovery and a higher interest rate environment. Thus, we intend to keep the Fund's duration shorter-than-the-benchmark until we believe the market has finished pricing in any Fed tightenings. We also intend to favor investments in shorter-term securities in the spread sectors -- agencies, asset-backed securities, and mortgage-backed securities -- and in longer-term U.S. Treasuries going forward. Our view is that the currently steep yield curve will flatten somewhat as the Fed continues to raise interest rates over the coming months. As we continue to seek attractive buying opportunities, quality issues and security selection remain a priority.

--------------------------------------------------------------------------------
55  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Short Duration U.S. Government Fund

[line chart]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

AXP VP - Short Duration U.S. Government Fund ($12,510)         $10,000  $10,464 $11,436  $12,055  $12,303  $12,510
Lehman Brothers 1-3 Year Government Index ($12,904)            $10,000  $10,502 $11,521  $12,299  $12,618  $12,904
Lipper Short U.S. Government Funds Index ($12,514)             $10,000  $10,495 $11,422  $12,076  $12,298  $12,514

                                                                10/1/99    8/00    8/01     8/02     8/03     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Short Duration U.S. Government Fund as compared to two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                +1.70%
3 years                                                               +3.07%
Since inception (9/15/99)                                             +4.64%

                              as of Sept. 30, 2004
1 year                                                                +0.86%
3 years                                                               +2.66%
5 years                                                               +4.59%
Since inception (9/15/99)                                             +4.55%

--------------------------------------------------------------------------------
56  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Small Cap Advantage Fund
On July 1, 2004, Dimitris Bertsimas and Jonathan Calvert became co-managers of AXP VP - Small Cap Advantage Fund. They support the efforts of Kent Kelley and Jacob Hurwitz who have been managers of the Fund since its launch in September, 1999. Below, the portfolio managers discuss the Fund's results and positioning for fiscal year 2004.

Q: How did AXP VP - Small Cap Advantage Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Small Cap Advantage Fund rose 12.40% for the fiscal year ended Aug. 31, 2004, outperforming its benchmark, the Russell 2000(R) Index, which advanced 11.35%. The Fund's results fell short of its peer group, as represented by the Lipper Small-Cap Core Funds Index, which gained 13.69% over the same time frame.

Q:  What factors significantly affected the Fund's performance?

A: Overall, stocks performed well during the Fund's fiscal year. Although small- and large-cap stocks turned in comparable results for the entire period, they actually performed quite differently in the first and second halves. Early in the fiscal year, stronger corporate earnings and an improving U.S. economy contributed to a mostly favorable market environment for stocks. Small-cap stocks, which typically lead the market at the beginning of a recovery, outperformed significantly in the first half of the year. In fact, for calendar year 2003, small-cap stocks outpaced large-cap stocks for the fifth consecutive year with the Russell 2000 Index posting its best annual return in its 25-year history.

    In the second half of the period, leadership shifted away from small-cap stocks. April 2004 marked the beginning of a more risk-averse environment as fears of higher interest rates and inflation, coupled with a Gross Domestic Product report that came in below expectations, began to weigh on the stock market. Market weakness helped large-caps outperform small-caps by approximately 3% in the second half of the Fund's fiscal year.

    In terms of style, small-cap value stocks outperformed small-cap growth stocks by a wide margin during the period. Early on, higher risk and lower priced stocks generally performed well, as investors seemed to focus more on the potential opportunities associated with an economic recovery rather than on company-specific factors. As the recovery progressed, stocks with improving earnings and free cash flow outperformed those with depressed earnings or high financial leverage. The Fund's sector-neutral stance enabled it to outperform the index through stock selection, despite the sharp shift in market leadership from more growth-oriented sectors such as technology and telecommunications to more value-oriented sectors such as basic materials and energy.

    For the fiscal year as a whole, energy was the best-performing sector. Stocks in the basic materials, capital goods and finance sectors also advanced during the year. On the other hand, technology, telecommunication services and biotechnology stocks suffered steep losses during the second half of the period and lost ground for the period as a whole.

    Stock selection in the finance, telecommunication services, capital goods and basic materials sectors all contributed positively to the Fund's returns. Specifically in the financial sector, the Fund's holdings in regional banks such as R&G Financial and East West Bancorp, along with holdings in consumer finance, performed extremely well. Within telecom services, wireless companies such as NII Holdings and Western Wireless were quite strong. Manufacturing and electrical equipment companies in the capital goods sector posted strong results, most notably early in the period. Finally in the basic materials sector, two manufacturers of container and packaging products, Silgan Holdings and Crown Holdings, helped the portfolio's relative performance.

    The Fund's return was negatively affected by a lower-than-index weighting in Real Estate Investment Trusts (REITs), which performed very well in the last part of the fiscal year, when the market's bias was notably defensive. Also, the Fund's holdings in the utilities and technology sectors slightly underperformed versus the index during the period.

(bar chart)
                   PERFORMANCE COMPARISON
              For the year ended Aug. 31, 2004

14%     (bar 1)                                 (bar 3)
        +12.40%               (bar 2)           +13.69%
12%                           +11.35%

10%

 8%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - Small Cap Advantage Fund
(bar 2) Russell 2000(R) Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
57  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Q:  How would you describe your investment approach?

A: Our goal is to find attractive small cap growth and value holdings by using quantitative and qualitative analysis. Our quantitative or "by the numbers" approach uses computer screens to identify the best investment opportunities in the various sectors of the small-cap market. We avoid making sector bets. Rather, we invest in all of the market sectors with roughly the same weightings as the Russell 2000(R) Index. Our investment approach for the Fund favors quality companies that are differentiated by superior cash flow generation and attractive relative valuations. We believe that using a balanced strategy -- focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns for the Fund's investors over the long term.

Q:  How do you intend to manage the Fund in the coming months?

A: We remain positive about the prospects for small-cap stocks going forward. However, several factors -- including slowing economic growth and rising interest rates -- could threaten small-cap leadership and the performance of U.S. stocks in general. No matter what environment the Fund encounters, we will continue to focus on selecting stocks one-at-a-time using our quantitative appraisal discipline. At the same time, we will strive to provide balanced exposure to both growth and value small-cap stocks. Finally, we will maintain a neutral position relative to our benchmark, the Russell 2000 Index, in terms of the Fund's sector and market capitalization weightings.

The 10 Largest Holdings

AXP VP - Small Cap Advantage Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
New Century Financial                       0.8%           $1,427,681
FMC                                         0.7             1,211,966
R & G Financial Cl B                        0.6             1,195,706
East West Bancorp                           0.6             1,174,758
Sterling Financial                          0.6             1,154,499
Greater Bay Bancorp                         0.6             1,092,764
FirstFed Financial                          0.6             1,058,741
Haemonetics                                 0.6             1,043,459
Energen                                     0.6             1,028,785
Finish Line Cl A                            0.6             1,018,250

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 6.3% of net assets

--------------------------------------------------------------------------------
58  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Small Cap Advantage Fund

[line chart]

   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - SMALL CAP ADVANTAGE FUND

AXP VP - Small Cap Advantage Fund    $10,000  $12,819  $10,681   $9,262  $11,852 $13,322
Russell 2000(R) Index                $10,000  $12,713  $11,234   $9,500  $12,262 $13,654
Lipper Small-Cap Core Funds Index    $10,000  $13,626  $12,874  $11,196  $13,803 $15,693

                                     10/1/99     8/00     8/01     8/02     8/03    8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Small Cap Advantage Fund as compared to two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +12.40%
3 years                                                               +7.64%
Since inception (9/15/99)                                             +5.95%

                              as of Sept. 30, 2004
1 year                                                               +20.95%
3 years                                                              +14.51%
5 years                                                               +6.85%
Since inception (9/15/99)                                             +7.05%

--------------------------------------------------------------------------------
59  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Strategy Aggressive Fund

Below, Portfolio Manager Paul Rokosz discusses AXP VP - Strategy Aggressive Fund's results and positioning for fiscal year 2004.

Q: How did AXP VP - Strategy Aggressive Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Strategy Aggressive Fund fell 2.67% for the fiscal year ended Aug. 31, 2004, falling short of both its benchmark and Lipper peer group. The Fund's benchmark, the Russell MidCap(R) Growth Index, advanced 7.46% while the Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, gained 3.08% over the same time frame.

Q:  What factors most significantly affected performance during the fiscal year?

A: In the first half of the year, the Fund's results were negatively affected by the fact that lower-quality, debt-laden companies provided strong results. Historically, the Fund has focused on what we believe are higher quality companies with proven business models. However, during the first half of the fiscal period it appeared that investors were willing to pay more for companies that were considered less likely to succeed, an unusual and unsustainable environment, in our view.

    The market experienced a major shift halfway through the fiscal year, helping to begin to close a performance gap between the Fund and its benchmark in the spring and summer of 2004. As economic growth moderated, investors began to focus on finding higher quality companies with strong fundamentals and long-term growth potential.

    The biggest negative contributor to the Fund's performance during fiscal year was its private placement portfolio. These securities represented around 2% of the portfolio at the start of the period and were sold. Also, returns were modestly hindered by the portfolio's lower-than-index position in the financial sector and lack of any holdings within the telecommunications services sector. Finally, stock selection within the health care, technology and consumer discretionary sector -- particularly media stocks -- also proved detrimental to performance.

    Several specific holdings that detracted the most from performance during the period included two health care companies, MedImmune and Amylin Pharmaceuticals. We sold off MedImmune mid-year after the company experienced major difficulties with its new influenza drug, FluMist. We trimmed our position in Amylin after extended delays in the FDA approval process for several of its diabetes drugs. Also, we reduced the Fund's weighting in semiconductor equipment company KLA-Tencor after its stock price was hurt by the slow pace of capital equipment expenditures in the industry.

    On the positive side, the Fund's results benefited from the portfolio's higher-than-index weighting in the energy sector. Strong stock selection in the industrial and consumer staples sectors also helped performance. Among the Fund's holdings, two industrial companies turned in the best results during the fiscal year. Fastenal, a Minnesota-based manufacturer of industrial and construction supplies, was the biggest contributor in the 12-month period. Also, J.B. Hunt Transport Services, a transportation logistics company, did extremely well as the company benefited from its recent focus on improving profitability. The Fund's third best performer was NetScreen Technologies, a high-quality network security company. During the period, another Fund holding, Juniper Networks, paid a large premium to acquire NetScreen.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We eliminated the remaining portion of the Fund's private placement holdings in May 2004. Going forward, we do not expect private placement securities -- which had not performed well for the past few years -- to be a part of the Fund's portfolio. We also increased the Fund's exposure to the energy, health care and industrial sectors and reduced its weightings in the technology and consumer discretionary sectors. At the end of the period, the Fund had higher-than-index weightings in the health care, technology, energy and industrial sectors. Conversely, the Fund had lower-than-index weightings in the financial and consumer discretionary sectors and still had no holdings in telecommunications services and utilities.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Aug. 31, 2004
 8%                          (bar 2)
                             +7.46%
 6%

 4%                                             (bar 3)
                                                +3.08%
 2%

 0%

-2%             (bar 1)
                -2.67%
-4%

(bar 1) AXP VP - Strategy Aggressive Fund
(bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
60  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Strategy Aggressive Fund

    Additionally, as the market environment shifted, we looked for select opportunities to increase the quality of the portfolio We sold several opportunistic holdings that had performed well recently and reinvested the profits into companies that fit our investment criteria.

    A number of strong performers in the portfolio outgrew the Fund's mid-sized company focus during the fiscal year. For example, we sold one of our most significant success stories -- online retail giant Amazon.com -- because its market capitalization grew too large. We also sold off two health care stocks that became too big as a result of M&A activity: Biogen Idec, a large-cap holding that resulted from the merger of two companies previously owned in the portfolio, and United Healthcare Group, which became part of the Fund when it acquired another portfolio holding. Finally, we sold the Fund's positions in Analog Devices and Alcon.

Q:  How do you intend to manage the Fund in the coming months?

A: Although the U.S. economic recovery is well under way, we believe the market will remain volatile for the rest of the year as the pace of the recovery remains slow by historical standards. Other contributors to volatility include continuing high energy prices, increasing interest rates, the upcoming November elections and heightening geopolitical concerns both here and abroad. Because we believe the market will continue its more rational focus on quality companies, we plan to keep up our efforts to increase the overall quality in the Fund's portfolio.

The 10 Largest Holdings

AXP VP - Strategy Aggressive Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
JB Hunt Transport Services                  2.5%          $19,424,700
CR Bard                                     2.4            18,737,399
Univision Communications Cl A               2.3            18,183,000
Juniper Networks                            2.1            16,574,924
Smurfit-Stone Container                     2.1            16,480,460
Fastenal                                    2.1            16,071,680
Corporate Executive Board                   2.0            15,421,320
Network Appliance                           2.0            15,373,620
Manpower                                    2.0            15,371,720
Caremark Rx                                 1.9            14,952,700

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 21.4% of net assets

--------------------------------------------------------------------------------
61  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Strategy Aggressive Fund

[line chart]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - STRATEGY AGGRESSIVE FUND

AXP VP - Strategy Aggressive Fund    $10,000  $12,680  $14,150  $16,879  $14,111 $19,088  $35,307  $16,379  $11,306 $13,812  $13,443
Russell MidCap(R) Growth Index       $10,000  $12,475  $13,950  $18,307  $16,206 $24,121  $40,325  $22,162  $16,981 $22,141  $23,793
Lipper Mid-Cap Growth Funds Index    $10,000  $13,405  $15,522  $17,744  $14,659 $23,244  $40,038  $22,986  $17,078 $21,174  $21,826

                                       '94      '95      '96      '97      '98     '99      '00      '01      '02     '03      '04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Strategy Aggressive Fund as compared to two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                                -2.67%
3 years                                                               -6.37%
5 years                                                               -6.77%
10 years                                                              +3.00%
Since inception (1/13/92)                                             +3.52%

                              as of Sept. 30, 2004
1 year                                                                +7.10%
3 years                                                               -0.13%
5 years                                                               -6.27%
10 years                                                              +3.33%
Since inception (1/13/92)                                             +3.85%

--------------------------------------------------------------------------------
62  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Threadneedle Emerging Markets Fund

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. Since then AXP VP - Threadneedle Emerging Markets Fund has been managed using a team structure led by portfolio managers Julian Thompson and Jules Mort in London. Below is a discussion of the Fund's results and changes in positioning for fiscal year 2004.

Q: How did the AXP VP - Threadneedle Emerging Markets Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Threadneedle Emerging Markets Fund's shares gained 17.63% for the annual period. In comparison, the Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, which rose 20.50%. The Fund also underperformed the Lipper Emerging Markets Funds Index, representing the Fund's peer group, which increased 22.79% for the period.

Q:  What factors most significantly affected performance?

A: The past year has been an unusual and volatile time for emerging markets. Emerging markets have performed extremely well over the past few years when developed markets, such as the United States, were sluggish and interest rates were extremely low. In late 2003 and early 2004, more and more evidence of a sustained economic recovery in the U.S. and other developed nations became evident. With this came the likelihood of increasing interest rates. Many emerging markets are extremely sensitive to interest rates in the U.S. Because developing countries often have high debt levels and high capital requirements, the cost of capital is key for them.

    At the beginning of the reporting period (late summer 2003), we positioned the Fund quite conservatively, expecting that economic data would clearly show that the U.S. was steadily recovering and interest rates there would soon rise. However, the economic uncertainty still loomed in the U.S. So in autumn of 2003, a period when emerging markets fared especially well, the Fund lagged. This positioning, however, worked in our favor several months later (spring 2004), when the prospect of higher U.S. interest rates and the strengthening U.S. dollar contributed to a sharp retreat in many emerging markets.

    Country selection over the period was generally favorable and was a key contributor to the Fund's performance. The Fund's country selection within Asia, which accounts for approximately 45% of the Fund, helped performance over the period. We started the period with a greater-than-index position in China and gradually reduced the Fund's position there. This greatly limited our exposure to this poorly performing market. It appeared to us last October that stocks in China were overvalued and that an investment "bubble" was building. The Chinese government authorities attempted to slow down the growth, but they have not been entirely successful. The market did correct somewhat, but more measures appear necessary to really slow things down. We gradually reduced the Fund's China holdings from 9.7% at the start of the fiscal period to just 2.3% of the portfolio by the end of August.

    Elsewhere in Asia, we also had a greater-than-index position in India early in the reporting period, but we reduced our position there before their national election, which surprised the world by overturning the incumbent party thus negatively impacting India's market. We also cut our weighting in Thailand late in 2003, because we felt that the market had run up too quickly and was becoming expensive. When prices settled down a few months later, we increased our exposure in Thailand, but at attractive levels. We have maintained our largest country position in South Korea. Another large position in the Fund is Samsung, the South Korean electronics company. It has been a core holding in the Fund throughout the period. Samsung has suffered some volatility, which impacted the stock price. However, the quality of Samsung's business and their balance sheet are strong, so we tend to take a longer term view on the stock and are willing to ride out the volatility. We have a greater-than-index position in the Fund, and it's a long-term holding. In the Fund, not all holdings were so dramatic, but overall, the Fund's stock selection was strong and helped performance.

(bar chart)
                  PERFORMANCE COMPARISON
              For the year ended Aug. 31, 2004
24%                                             (bar 3)
                           (bar 2)              +22.79%
20%        (bar 1)         +20.50%
           +17.63%
16%

12%

 8%

 4%

 0%

(bar 1) AXP VP - Threadneedle Emerging Markets Fund
(bar 2) MSCI Emerging Markets Free Index (unmanaged)
(bar 3) Lipper Emerging Markets Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
63  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

    In our discussion of Asia, some comments on the technology sector help to further explain why the Fund underperformed its index and its peers. The Fund has maintained a greater-than-index position in the technology sector in Asia. This has served us well through much of the reporting period. However, in the second calendar quarter 2004, the sector came across a lot of pressure because of consumption concerns in the U.S. and the sheer volume of the electronic products coming out of Asia. Basically, the supply was much greater than the demand. From a performance standpoint, this impacted many of the Fund's Taiwan and Korean holdings. We believe, however, that the technology sector is very cheap (i.e., a good value) and the market is being overly pessimistic on the potential earnings growth for these companies in 2005. So we are sticking with the position in technology, and in fact, have added to it.

    Latin America was the strongest region over the period, and we had a greater-than-index position with approximately 20% of the Fund's assets there. Our two largest country positions within Latin America are Brazil and Mexico. Brazil maintains a high debt level and investors feared that these debt levels could be more severely affected by rising U.S. interest rates. However, the rise in U.S. rates is expected to be slow and controlled, as not to damage the U.S. recovery. This slow-but-steady rate increase scenario works well for Brazil. Brazil also has benefited from high commodity prices for its agriculture products, raw materials and steel. Interestingly, the strong demand for commodities, fueled by China's rapid growth, has driven up prices -- a significant benefit to Brazil, and a factor that offsets the concern over Brazil's reaction to rising rates in the U.S.

    Since last autumn, Mexican stocks have been boosted by the growing strength of the U.S. economy. The Mexican industrial sector is closely linked with U.S. demand, given that 90% of Mexican exports end up in the U.S. market. Mexico had previously suffered from competition with China but seems to have regained its competitiveness.

    However, the Mexican equity market is mostly linked to domestic consumption, which has been very strong on the back of low interest rates and increased credit penetration While overall economic growth in Mexico remains lackluster, the consumer sector is growing strongly, and most of the Fund's Mexican holdings are concentrated in that area. America Movil, a cellular telecommunications operator based in Mexico, was up by 40% over the period and one of the top contributors to Fund performance.

    Another source of positive returns for the Fund since October was its higher-than-index position in Russia. The highest global oil prices in 20 years have helped the Russian economy post huge trade surpluses. While political risks in Russia are substantial and contributed to a sharp market sell off in April, the Fund's Russian stock holdings worked well during the fiscal period. Our holdings in Russia include Lukoil, one of the country's largest oil exporters, and Mobile TeleSystems, a wireless telecommunications company. Much has been in the news about Russian oil company, Yukos. We had sold our entire position in Yukos early on during their dispute with the Russian government over tax evasion -- early enough to take profits from the sale.

    About 27% of the Fund is invested in what we consider emerging Europe. Since emerging Europe's market is small, our strategy tends to be much more stock selection than country selection at this point in time. In Hungary, we purchased Gedeon Richter, a pharmaceutical manufacturer with operations in Russia that produces generic drugs and is enjoying strong growth in the U.S. market. About midway through the reporting period, we added a position in Estonia, which is one of the new countries in the European Union. Hansabank, the largest bank in Estonia, has a 50% market share. It has been a very successful investment, gaining a 30% return for the Fund.

Q:  What changes were made to the Fund?

A: We reduced our exposure to China and Thailand. The market in China peaked in January and has since fallen in anticipation of tightening measures to slow China's economy. Thailand's market also peaked in January. Economic measures to slow both countries have been strong, but their markets have been weak. In that same timeframe, we increased our exposure to Taiwan and Korea. We have seen a strong recovery in Taiwan, where economic growth seems solid. Korea has had strong market performance, as well. Exports in Korea have been strong and continue to support their economy. This suggests that the turnaround in domestic consumption there may be close at hand.

    In terms of sectors, we have increased our exposure to materials and reduced energy. The materials sector is reflecting a longer view of the Chinese growth cycle, which we think will slow gradually enough to avoid a hard landing. Strong Chinese demand and the weak U.S. dollar pushed commodity and energy prices to new highs, boosting the materials and energy sectors. The Fund had a lower-than-index position in both areas, particularly energy. In our view, currency rises are likely to more than offset the effect of dollar commodity price rises on mining sector profits, while our lower-than-index position in the energy sector reflects our caution on the low quality of energy assets in China and India.

    Europe and the Middle East have been the regions where we have increased most. This was partly through buying the Estonian bank and also because we increased our holding in Hungary. We have also added to the Fund's positions in Russia and Turkey.

--------------------------------------------------------------------------------
64  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

Q: How is the Fund positioned and how do you intend to manage the Fund in the months ahead?

A: The Fund is positioned to benefit from a pick up in the domestic credit cycle, particularly in Asia, and is focused on strong growth franchises supported by good cash flow and high quality management. Stocks in this area, such as Samsung, continue to be attractively valued.

    Emerging markets are moving into a new phase in the economic cycle as the strong export growth and balance sheet restructuring of the last few years now gives way to a new domestic credit cycle. Given the strength of the balance of payments position across the emerging markets asset class, this cycle, if it takes place, will be longer and stronger than anything we have seen since the Asian crisis of the late 1990s.

    We are now seeing evidence of growth coming through and re-inflation in many of the Asian economies. Also, Latin America has recovering economies on all fronts. Brazil is a good example, benefiting from a supportive liquidity environment and high commodity prices, leading to upward revisions to growth forecasts for 2005.

    Our outlook continues to be bullish on emerging markets. We expect the asset class to remain relatively resilient in the face of rising U.S. rates and expect current levels of growth to be sustained, with the possible exception of China.

The 10 Largest Holdings

AXP VP - Threadneedle Emerging Markets Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Samsung Electronics (South Korea)           7.4%           $3,377,266
LUKOIL ADR (Russia)                         4.6             2,132,496
America Movil ADR Series L (Mexico)         4.2             1,922,384
Taiwan Semiconductor Mfg (Taiwan)           3.5             1,618,257
Chinatrust Financial Holding (Taiwan)       2.6             1,180,026
Gedeon Richter (Hungary)                    2.2             1,006,452
Mobile Telesystems ADR (Russia)             2.0               918,585
POSCO (South Korea)                         2.0               897,544
Kasikornbank (Thailand)                     1.9               893,141
Cia Vale do Rio Doce ADR (Brazil)           1.9               889,019

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 32.3% of net assets

--------------------------------------------------------------------------------
65  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Threadneedle Emerging Markets Fund

[line chart]

      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - THREADNEEDLE EMERGING MARKETS FUND

AXP VP - Threadneedle Emerging Markets Fund            $10,000   $9,397   $6,532  $6,888   $8,273  $ 9,732
MSCI Emerging Markets Free Index                       $10,000   $9,542   $6,887  $7,058   $9,123  $10,994
Lipper Emerging Markets Funds Index                    $10,000   $9,630   $6,948  $7,125   $9,044  $11,105

                                                        5/1/00    8/00     8/01    8/02     8/03     8/04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Threadneedle Emerging Markets Fund as compared to two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

MSCI Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging markets countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +17.63%
3 years                                                              +14.21%
Since inception (5/1/00)                                              -0.63%
                              as of Sept. 30, 2004
1 year                                                               +22.12%
3 years                                                              +20.22%
Since inception (5/1/00)                                              +0.47%

--------------------------------------------------------------------------------
66  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Threadneedle International Fund

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. Since then AXP VP - Threadneedle International Fund has been managed using a team structure led by portfolio managers Alex Lyle and Dominic Rossi in London. Below is a discussion of the Fund's results and changes in positioning for the fiscal year.

Q: How did the AXP VP - Threadneedle International Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP VP - Threadneedle International Fund gained 15.77% in the 12 months ended Aug. 31, 2004. The Fund underperformed its benchmark, the MSCI EAFE Index, which rose 23.09%. The Fund also underperformed the Lipper International Funds Index, representing the Fund's peer group, which increased 18.93% for the period.

Q:  What changes were made to the Fund over the period?

A: Early in the reporting period, the Fund was repositioned to focus on sectors that could benefit from improvements in the global economy. The Fund reduced its defensive stocks and broadened out the market cap to include more mid-cap stocks, which were likely to benefit from improvements in economic growth. At this time, however, the Fund maintained a large cap focus and did not fully catch the momentum of the recovering global economy and strong equity market.

    When Threadneedle portfolio managers assumed responsibility for the Fund in late October 2003, we initiated some substantial changes to give the Fund a strong cyclical focus. We also applied a focus on mid cap stocks. Mid caps and cyclicals had been driving the market recovery for much of 2003. Traditionally, strong rallies occur when the economy is recovering, and small to mid-cap stocks and those companies with a cyclical focus were well positioned to enjoy the rally. Cyclicals had a strong start in January 2004, but subsequently gave up a lot of that performance as the market anticipated faster interest rate rises than had previously been expected. In spring 2004, as the market shifted away from cyclical stocks, we were moving out of cyclical stocks and adding some companies that would better serve the Fund as the global economy moved into its next phase of slower growth.

    Some stocks we have sold or reduced include Signet Group (U.K.) in the retail sector and United Business Media (U.K.). We have been reinvesting the money in quality medium-term growth companies that we believe can grow faster than average. To that end, we have added stocks including, supermarket Tesco (U.K.), financial services company ING (Netherlands), health care companies AstraZeneca (U.K.) and Roche (Switzerland). As we make changes towards medium- to long-term growth companies, we have also been improving the quality of the portfolio.

Q:  What factors most significantly affected performance?

A: The Fund's geographical allocations benefited performance. Latin America was one of the best performing markets for this period. Europe and the Far East were also strong performing markets, and the Fund had greater-than-index positions in all three regions. The Fund had a close-to-benchmark position in Japan. We felt that although conditions were improving in Japan, their continued economic struggles were sufficient reason to adopt a neutral position.

    One of the biggest contributors to performance since October when we took over the Fund has been mm02 (U.K.) a mobile company that was spun from British Telecomm. We continue to look for solid, interesting, entrepreneurial companies with good growth prospects. Some of the best performers have come from the mid-cap area. For example, dental implant company Nobel BioCare (Switzerland) has been a strong performer. Porsche (Germany), the car maker, has also done well.

(bar chart)
                 PERFORMANCE COMPARISON
             For the year ended Aug. 31, 2004

24%                     (bar 2)
                        +23.09%                  (bar 3)
20%                                              +18.93%

16%     (bar 1)
        +15.77%
12%

 8%

 4%

 0%

(bar 1) AXP VP - Threadneedle International Fund
(bar 2) MSCI EAFE Index (unmanaged)
(bar 3) Lipper International Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
67  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle International Fund

    We also believe there is much value to be found in emerging markets. We tend to focus on stronger companies. Wal-Mart de Mexico, a subsidiary of the U.S. Wal-Mart, is an example of a strong company that we believe adds additional value to our emerging markets position. LUKOIL (Russia) is another example. We regard LUKOIL as the highest quality of the Russian oil companies and a good asset-backed company.

Q:  How is the Fund positioned?

A: We have moved to a growth bias, which is quite a significant change for the Fund from its cyclical focus early in the reporting period. We are buying solid, reliable, steady companies in the growth camp. We expect steady growth, rather than rapid growth, within the current environment of rising interest rates. Good companies with solid management, strong balance sheets and good products should outperform. We have chosen to stick largely with our asset allocation position. We believe that this time around, the Far East and emerging economies are far less vulnerable to rising U.S. interest rates than in past economic cycles. Many emerging market countries have much stronger balance of payments positions than they had in the 1990s. Also, emerging market stocks are much cheaper than they were relative to the rest of the world, and corporate balance sheets are much stronger than in the past. We are keeping our allocation to these regions because we believe that the opportunities in these markets are still very interesting and will prove beneficial. Similarly, we will retain our sizable position in Europe and Japan, as we believe that the outlook for both is attractive.

Q:  How do you intend to manage the Fund in the months ahead?

A: We remain optimistic about the outlook for equity markets and expect to see healthy economic recovery continuing. However, we believe the favored time for cyclical stocks, which tend to have reasonably short, dramatic periods of outperformance, has come largely to its end. With this in mind, we have moved away from cyclicals and toward medium-term growth and better-quality companies. Growth, as a category, has been out of favor and underperformed since 2000. We believe that growth is working its way back into investors' preferences. We continue to watch for healthy, growth-oriented companies, with reasonable valuations.

The 10 Largest Holdings

AXP VP - Threadneedle International Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2004)
Total (France)                              2.6%          $25,470,627
BP (United Kingdom)                         2.5            23,922,553
Vodafone Group (United Kingdom)             2.0            19,487,919
Eni (Italy)                                 1.8            17,109,502
Tesco (United Kingdom)                      1.8            17,051,499
UBS (Switzerland)                           1.6            15,349,231
E.On (Germany)                              1.5            14,328,547
Roche Holding (Switzerland)                 1.4            13,604,452
Toyota Motor (Japan)                        1.4            13,525,954
Chinatrust Financial Holding (Taiwan)       1.3            12,432,600

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here make up 17.9% of net assets

--------------------------------------------------------------------------------
68  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Threadneedle International Fund

[line chart]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP VP - THREADNEEDLE INTERNATIONAL FUND

AXP VP - Threadneedle
  International Fund                 $10,000  $ 9,844  $10,740  $11,744  $12,224 $14,936  $17,137  $10,814  $ 9,150 $ 9,469  $10,962
MSCI EAFE Index                      $10,000  $10,079  $10,904  $11,925  $11,941 $15,049  $16,525  $12,546  $10,703 $11,728  $14,436
Lipper International Funds Index     $10,000  $ 9,914  $10,916  $12,815  $12,679 $15,629  $18,452  $13,924  $12,183 $13,388  $15,923

                                       '94      '95      '96      '97      '98     '99      '00      '01      '02     '03      '04

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Threadneedle International Fund as compared to two widely cited performance indices, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The above chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                               as of Aug. 31, 2004
1 year                                                               +15.77%
3 years                                                               +0.45%
5 years                                                               -6.00%
10 years                                                              +0.92%
Since inception (1/13/92)                                             +3.37%

                              as of Sept. 30, 2004
1 year                                                               +17.08%
3 years                                                               +4.66%
5 years                                                               -5.26%
10 years                                                              +1.54%
Since inception (1/13/92)                                             +3.61%

--------------------------------------------------------------------------------
69  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with      Principal occupation during     Other directorships
address,                               Fund and length of      past five years
age                                    service
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Arne H. Carlson                        Board member since      Chair, Board Services
901 S. Marquette Ave.                  1999                    Corporation (provides
Minneapolis, MN 55402                                          administrative services to
Age 69                                                         boards). Former Governor of
                                                               Minnesota
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Philip J. Carroll, Jr.                 Board member since      Retired Chairman and CEO,       Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  2002                    Fluor Corporation               Materials Company, Inc.
Minneapolis, MN 55402                                          (engineering and                (construction
Age 66                                                         construction) since 1998        materials/chemicals)
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Livio D. DeSimone                      Board member since      Retired Chair of the Board      Cargill, Incorporated
30 Seventh Street East                 2001                    and Chief Executive Officer,    (commodity merchants and
Suite 3050                                                     Minnesota Mining and            processors), General Mills,
St. Paul, MN 55101-4901                                        Manufacturing (3M)              Inc. (consumer foods), Vulcan
Age 70                                                                                         Materials Company
                                                                                               (construction
                                                                                               materials/chemicals),
                                                                                               Milliken & Company (textiles
                                                                                               and chemicals), and Nexia
                                                                                               Biotechnologies, Inc.
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Anne P. Jones                          Board member since      Attorney and Consultant
901 S. Marquette Ave.                  1985
Minneapolis, MN 55402
Age 69
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Stephen R. Lewis, Jr.*                 Board member since      Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.                  2002                    Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                                          Carleton College                systems)
Age 65
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Alan K. Simpson                        Board member since      Former three-term United
1201 Sunshine Ave.                     1997                    States Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Alison Taunton-Rigby                   Board member since      Founder and Chief Executive
901 S. Marquette Ave.                  2002                    Officer, RiboNovix, Inc.
Minneapolis, MN 55402                                          since 2004; President,
Age 60                                                         Forester Biotech since 2000;
                                                               prior to that, President and
                                                               CEO, Aquila
                                                               Biopharmaceuticals, Inc.
-------------------------------------- ----------------------- ------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
70  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Member Affiliated with AEFC**

Name,                                  Position held with      Principal occupation during     Other directorships
address,                               Fund and length of      past five years
age                                    service
-------------------------------------- ----------------------- ------------------------------- -------------------------------
William F. Truscott                    Board member since      Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President    Investment Officer of AEFC
Minneapolis, MN 55474                  since 2002              since 2001. Former Chief
Age 43                                                         Investment Officer and
                                                               Managing Director, Zurich
                                                               Scudder Investments
-------------------------------------- ----------------------- ------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with      Principal occupation during     Other directorships
address,                               Fund and length of      past five years
age                                    service
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Jeffrey P. Fox                         Treasurer since 2002    Vice President - Investment
50005 AXP Financial Center                                     Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                          Vice President - Finance,
Age 49                                                         American Express Company,
                                                               2000-2002; Vice President -
                                                               Corporate Controller, AEFC,
                                                               1996-2000
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Paula R. Meyer                         President since 2002    Senior Vice President and
596 AXP Financial Center                                       General Manager - Mutual
Minneapolis, MN 55474                                          Funds, AEFC, since 2002; Vice
Age 50                                                         President and Managing
                                                               Director - American Express
                                                               Funds, AEFC, 2000-2002; Vice
                                                               President, AEFC, 1998-2000
-------------------------------------- ----------------------- ------------------------------- -------------------------------
Leslie L. Ogg                          Vice President,         President of Board Services
901 S. Marquette Ave.                  General Counsel, and    Corporation
Minneapolis, MN 55402                  Secretary since 1978
Age 65
-------------------------------------- ----------------------- ------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
71  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP(R) VARIABLE PORTFOLIO - INCOME SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - MANAGED SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.

AXP(R) VARIABLE PORTFOLIO - PARTNERS SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP VP - Core Bond Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund, AXP VP - Income Opportunities Fund and AXP VP - Short Duration U.S. Government Fund (funds within AXP Variable Portfolio - Income Series, Inc.), AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - Large Cap Equity Fund (formerly AXP VP - Capital Resource Fund), AXP VP - Large Cap Value Fund, AXP VP
- New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Threadneedle Emerging Markets Fund (formerly AXP VP - Emerging Markets Fund) and AXP VP - Threadneedle International Fund (formerly AXP VP - International Fund) (funds within AXP Variable Portfolio - Investment Series, Inc.), AXP VP - Diversified Equity Income Fund and AXP VP - Managed Fund (funds within AXP Variable Portfolio - Managed Series, Inc.), AXP VP - Cash Management Fund (fund within AXP Variable Portfolio - Money Market Series, Inc.), and AXP VP - Partners Select Value Fund and AXP VP - Partners Small Cap Value Fund (funds within AXP Variable Portfolio
- Partners Series, Inc.) as of August 31, 2004, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP VP
- Core Bond Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund, AXP VP - Income Opportunities Fund, AXP VP - Short Duration U.S. Government Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - Large Cap Equity Fund, AXP VP - Large Cap Value Fund, AXP VP - New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Threadneedle Emerging Markets Fund, AXP VP - Threadneedle International Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Managed Fund, AXP VP - Cash Management Fund, AXP VP - Partners Select Value Fund and AXP VP - Partners Small Cap Value Fund as of August 31, 2004, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

October 20, 2004

--------------------------------------------------------------------------------
72   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
American Express Variable Portfolio Funds
                                                                                    AXP VP -       AXP VP -         AXP VP -
                                                                                      Cash           Core          Diversified
                                                                                   Management        Bond             Bond
Aug. 31, 2004                                                                         Fund           Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $773,336,235, $38,552,979 and $1,791,679,271)                 $773,336,235    $38,864,063     $1,809,789,506
Cash in bank on demand deposit                                                          71,590      1,034,687            182,269
Receivable for investment securities sold                                                   --      1,792,351         83,582,438
Dividends and accrued interest receivable                                              807,789        181,029         10,897,668
                                                                                  ------------    -----------     --------------
Total assets                                                                       774,215,614     41,872,130      1,904,451,881
                                                                                  ------------    -----------     --------------
Liabilities
Dividends payable to shareholders (Note 1)                                             493,233         79,017          5,456,092
Payable for investment securities purchased                                                 --      2,461,034         64,127,019
Payable for securities puchased on a forward-commitment basis (Note 1)                      --      3,397,371         48,028,315
Accrued investment management services fee                                             343,120         18,966            891,198
Accrued distribution fee                                                                84,098          3,763            184,471
Accrued administrative services fee                                                     20,184          1,505             70,781
Payable upon return of securities loaned (Note 6)                                           --             --         38,500,620
Other accrued expenses                                                                  93,603         19,669            278,273
Forward sale commitments, at value (proceeds receivable $345,324 for
   AXP VP - Core Bond Fund and $50,398,195 for AXP VP - Diversified Bond
   Fund) (Note 1)                                                                           --        347,156         50,683,165
                                                                                  ------------    -----------     --------------
Total liabilities                                                                    1,034,238      6,328,481        208,219,934
                                                                                  ------------    -----------     --------------
Net assets applicable to outstanding capital stock                                $773,181,376    $35,543,649     $1,696,231,947
                                                                                  ============    ===========     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                          $  7,734,585    $    35,515     $    1,597,245
Additional paid-in capital                                                         765,449,463     35,387,428      1,833,401,959
Undistributed (excess of distributions over) net
   investment income                                                                       400           (312)           230,380
Accumulated net realized gain (loss) (Note 9)                                           (3,072)      (185,178)      (154,145,906)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)                  --        306,196         15,148,269
                                                                                  ------------    -----------     --------------
Total -- representing net assets applicable to outstanding capital stock          $773,181,376    $35,543,649     $1,696,231,947
                                                                                  ============    ===========     ==============
Shares outstanding                                                                 773,458,514      3,551,451        159,724,468
                                                                                  ------------    -----------     --------------
Net asset value per share of outstanding capital stock                            $       1.00    $     10.01     $        10.62
                                                                                  ------------    -----------     --------------
* Including securities on loan, at value (Note 6)                                 $         --    $        --     $   37,792,453
                                                                                  ------------    -----------     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
73   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                   Diversified         Equity          Global
                                                                                  Equity Income        Select           Bond
Aug. 31, 2004                                                                         Fund              Fund            Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $791,818,331, $206,247,711 and $393,113,597)                  $864,478,825      $226,199,241    $409,864,095
Cash in bank on demand deposit                                                              --           468,244              --
Receivable for investment securities sold                                                   --           273,493         391,603
Dividends and accrued interest receivable                                            2,528,158           110,470       5,157,932
Unrealized appreciation on foreign currency contracts held, at value (Note 5)            4,675                --         204,703
                                                                                  ------------      ------------    ------------
Total assets                                                                       867,011,658       227,051,448     415,618,333
                                                                                  ------------      ------------    ------------
Liabilities
Disbursements in excess of cash on demand deposit                                        3,077                --          76,247
Dividends payable to shareholders (Note 1)                                           4,288,153                --       1,803,518
Payable for investment securities purchased                                          3,750,533         1,905,467          60,823
Accrued investment management services fee                                             396,198           125,585         296,035
Accrued distribution fee                                                                89,367            24,151          44,357
Accrued administrative services fee                                                     27,209            11,593          20,610
Payable upon return of securities loaned (Note 6)                                   15,309,000                --       4,290,000
Other accrued expenses                                                                 179,074            98,861          80,403
                                                                                  ------------      ------------    ------------
Total liabilities                                                                   24,042,611         2,165,657       6,671,993
                                                                                  ------------      ------------    ------------
Net assets applicable to outstanding capital stock                                $842,969,047      $224,885,791    $408,946,340
                                                                                  ============      ============    ============
Represented by
Capital stock -- $.01 par value (Note 1)                                          $    754,547      $    222,543    $    377,957
Additional paid-in capital                                                         777,061,817       211,698,956     394,207,396
Undistributed (excess of distributions over) net
   investment income                                                                   694,393                --        (632,421)
Accumulated net realized gain (loss) (Note 9)                                       (8,199,863)       (6,987,238)     (1,848,543)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                                  72,658,153        19,951,530      16,841,951
                                                                                  ------------      ------------    ------------
Total -- representing net assets applicable to outstanding capital stock          $842,969,047      $224,885,791    $408,946,340
                                                                                  ============      ============    ============
Shares outstanding                                                                  75,454,670        22,254,321      37,795,671
                                                                                  ------------      ------------    ------------
Net asset value per share of outstanding capital stock                            $      11.17      $      10.11    $      10.82
                                                                                  ------------      ------------    ------------
* Including securities on loan, at value (Note 6)                                 $ 14,351,930      $         --    $  4,197,960
                                                                                  ------------      ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
74   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                     Growth          High Yield        Income
                                                                                      Fund              Bond        Opportunities
Aug. 31, 2004                                                                                           Fund            Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $257,074,762, $1,077,639,328 and $14,126,790)                $ 261,236,920     $1,091,529,776    $14,511,940
Cash in bank on demand deposit                                                         875,920             92,265        565,872
Foreign currency holdings (identified cost $3,932 for AXP VP - Growth
   Fund) (Note 1)                                                                        3,945                 --             --
Receivable for investment securities sold                                            2,734,339         32,006,635        394,478
Dividends and accrued interest receivable                                              330,414         19,031,338        267,637
Other receivable                                                                            --            629,139             --
                                                                                 -------------     --------------    -----------
Total assets                                                                       265,181,538      1,143,289,153     15,739,927
                                                                                 -------------     --------------    -----------
Liabilities
Dividends payable to shareholders (Note 1)                                             204,871          6,616,334         77,448
Payable for investment securities purchased                                          1,856,632          6,757,827         50,605
Accrued investment management services fee                                             142,454            603,816          8,649
Accrued distribution fee                                                                28,265            122,046          1,689
Accrued administrative services fee                                                     11,306             48,308            676
Payable upon return of securities loaned (Note 6)                                    1,840,000                 --             --
Other accrued expenses                                                                 144,422            123,936          6,842
                                                                                 -------------     --------------    -----------
Total liabilities                                                                    4,227,950         14,272,267        145,909
                                                                                 -------------     --------------    -----------
Net assets applicable to outstanding capital stock                               $ 260,953,588     $1,129,016,886    $15,594,018
                                                                                 =============     ==============    ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                         $     458,943     $    1,710,388    $    15,162
Additional paid-in capital                                                         402,521,716      1,364,062,158     15,143,207
Undistributed (excess of distributions over) net
   investment income                                                                  (137,458)         4,150,460          3,998
Accumulated net realized gain (loss) (Note 9)                                     (146,051,784)      (255,425,707)        46,501
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    4,162,171         14,519,587        385,150
                                                                                 -------------     --------------    -----------
Total -- representing net assets applicable to outstanding capital stock         $ 260,953,588     $1,129,016,886    $15,594,018
                                                                                 =============     ==============    ===========
Shares outstanding                                                                  45,894,270        171,038,770      1,516,183
                                                                                 -------------     --------------    -----------
Net asset value per share of outstanding capital stock                           $        5.69     $         6.60    $     10.29
                                                                                 -------------     --------------    -----------
* Including securities on loan, at value (Note 6)                                $   1,810,400     $           --    $        --
                                                                                 -------------     --------------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
75   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                   AXP VP -         AXP VP -        AXP VP -
                                                                                   Large Cap        Large Cap        Managed
                                                                                    Equity            Value           Fund
Aug. 31, 2004                                                                        Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,473,656,814, $6,875,768 and $2,523,005,130)              $2,565,658,898     $6,897,827     $2,722,844,613
Cash in bank on demand deposit                                                          84,979        489,386            261,086
Receivable for investment securities sold                                           27,436,282         11,541         41,037,685
Dividends and accrued interest receivable                                            3,831,322         12,277          9,484,639
                                                                                --------------     ----------     --------------
Total assets                                                                     2,597,011,481      7,411,031      2,773,628,023
                                                                                --------------     ----------     --------------
Liabilities
Dividends payable to shareholders (Note 1)                                           4,850,205         17,183         14,619,377
Payable for investment securities purchased                                         21,635,019         95,423         25,704,042
Payable for securities purchased on a forward-commitment basis (Note 1)                     --             --         27,231,703
Accrued investment management services fee                                           1,360,217          3,740          1,402,179
Accrued distribution fee                                                               275,182            742            289,803
Accrued administrative services fee                                                    101,173            297             73,261
Payable upon return of securities loaned (Note 6)                                   33,776,000             --         13,216,900
Other accrued expenses                                                                 300,657         11,455            348,079
Forward sale commitments, at value (proceeds receivable
   $26,981,023 for AXP VP - Managed Fund) (Note 1)                                          --             --         27,132,068
                                                                                --------------     ----------     --------------
Total liabilities                                                                   62,298,453        128,840        110,017,412
                                                                                --------------     ----------     --------------
Net assets applicable to outstanding capital stock                              $2,534,713,028     $7,282,191     $2,663,610,611
                                                                                ==============     ==========     ==============
Represented by
Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund) (Note 1)      $    1,311,787     $    7,280     $      187,944
Additional paid-in capital                                                       3,082,675,587      7,258,468      2,642,761,373
Excess of distributions over net investment income                                         (49)          (550)          (634,659)
Accumulated net realized gain (loss) (Note 9)                                     (641,276,381)        (5,066)      (177,302,458)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)          92,002,084         22,059        198,598,411
                                                                                --------------     ----------     --------------
Total -- representing net assets applicable to outstanding capital stock        $2,534,713,028     $7,282,191     $2,663,610,611
                                                                                ==============     ==========     ==============
Shares outstanding                                                                 131,178,723        728,041        187,944,081
                                                                                --------------     ----------     --------------
Net asset value per share of outstanding capital stock                          $        19.32     $    10.00     $        14.17
                                                                                --------------     ----------     --------------
* Including securities on loan, at value (Note 6)                               $   32,704,600     $       --     $   12,919,146
                                                                                --------------     ----------     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
76   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                   AXP VP -         AXP VP -        AXP VP -
                                                                                      New           Partners        Partners
                                                                                  Dimensions      Select Value      Small Cap
                                                                                     Fund             Fund            Value
Aug. 31, 2004                                                                                                         Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,802,004,921, $7,754,259 and $212,687,593)                $2,933,798,734     $7,662,612       $226,824,709
Cash in bank on demand deposit                                                          90,337        952,326          2,575,041
Foreign currency holdings for AXP VP - New Dimensions Fund
   (identified cost $1,579) (Note 1)                                                     1,601             --                 --
Receivable for investment securities sold                                            2,134,781             --            234,706
Dividends and accrued interest receivable                                            5,097,023         18,891            124,963
                                                                                --------------     ----------       ------------
Total assets                                                                     2,941,122,476      8,633,829        229,759,419
                                                                                --------------     ----------       ------------
Liabilities
Dividends payable to shareholders (Note 1)                                           5,805,953         12,368                 --
Payable for investment securities purchased                                             47,348             --            535,142
Accrued investment management services fee                                           1,570,025          5,667            197,794
Accrued distribution fee                                                               318,892            875             24,239
Accrued administrative services fee                                                    115,160            420             15,513
Payable upon return of securities loaned (Note 6)                                      800,800             --                 --
Other accrued expenses                                                                 319,991         10,679            118,160
                                                                                --------------     ----------       ------------
Total liabilities                                                                    8,978,169         30,009            890,848
                                                                                --------------     ----------       ------------
Net assets applicable to outstanding capital stock                              $2,932,144,307     $8,603,820       $228,868,571
                                                                                ==============     ==========       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                        $    2,019,075     $    8,649       $    174,718
Additional paid-in capital                                                       3,201,596,247      8,669,601        192,561,712
Undistributed (excess of distributions over) net
   investment income                                                                     1,305             --            (13,343)
Accumulated net realized gain (loss) (Note 9)                                     (402,604,126)        17,217         22,008,356
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)         131,131,806        (91,647)        14,137,128
                                                                                --------------     ----------       ------------
Total -- representing net assets applicable to outstanding capital stock        $2,932,144,307     $8,603,820       $228,868,571
                                                                                ==============     ==========       ============
Shares outstanding                                                                 201,907,543        864,866         17,471,789
                                                                                --------------     ----------       ------------
Net asset value per share of outstanding capital stock                          $        14.52     $     9.95       $      13.10
                                                                                --------------     ----------       ------------
* Including securities on loan, at value (Note 6)                               $      788,920     $       --       $         --
                                                                                --------------     ----------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
77   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                   AXP VP -         AXP VP -        AXP VP -
                                                                                    S&P 500      Short Duration     Small Cap
                                                                                     Index       U.S. Government    Advantage
Aug. 31, 2004                                                                        Fund             Fund            Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $279,393,883, $514,294,107 and $173,358,202)                  $283,255,356      $515,173,864    $184,483,431
Cash in bank on demand deposit                                                         311,959            95,208          47,659
Receivable for investment securities sold                                              299,074         5,400,077       2,427,111
Dividends and accrued interest receivable                                              487,832         2,754,784          57,261
                                                                                  ------------      ------------    ------------
Total assets                                                                       284,354,221       523,423,933     187,015,462
                                                                                  ------------      ------------    ------------
Liabilities
Dividends payable to shareholders (Note 1)                                             873,241         1,078,449              --
Payable for investment securities purchased                                            212,772         1,876,604         785,451
Payable for securities purchased on a forward-commitment basis (Note 1)                     --         8,780,696              --
Accrued investment management services fee                                              70,130           268,484         123,987
Accrued distribution fee                                                                30,228            55,017          19,618
Accrued administrative services fee                                                     19,346            22,007           9,417
Payable upon return of securities loaned (Note 6)                                           --                --       1,985,000
Other accrued expenses                                                                  51,597            80,842          52,672
Options contracts written at value (premiums received,
   $41,887 for AXP VP - Short Duration U.S. Government Fund) (Note 8)                       --            10,547              --
Forward sale commitments at value (proceeds receivable
   $5,226,562 for AXP VP - Short Duration U.S. Government Fund) (Note 1)                    --         5,248,440              --
                                                                                  ------------      ------------    ------------
Total liabilities                                                                    1,257,314        17,421,086       2,976,145
                                                                                  ------------      ------------    ------------
Net assets applicable to outstanding capital stock                                $283,096,907      $506,002,847    $184,039,317
                                                                                  ============      ============    ============
Represented by
Capital stock -- $.01 par value (Note 1)                                          $    375,683      $    489,408    $    145,605
Additional paid-in capital                                                         281,373,587       509,190,683     163,780,689
Undistributed (excess of distributions over) net
   investment income                                                                   (18,476)          (22,848)         51,407
Accumulated net realized gain (loss) (Note 9)                                       (2,581,163)       (4,345,019)      8,937,874
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)           3,947,276           690,623      11,123,742
                                                                                  ------------      ------------    ------------
Total -- representing net assets applicable to outstanding capital stock          $283,096,907      $506,002,847    $184,039,317
                                                                                  ============      ============    ============
Shares outstanding                                                                  37,568,273        48,940,798      14,560,490
                                                                                  ------------      ------------    ------------
Net asset value per share of outstanding capital stock                            $       7.54      $      10.34    $      12.64
                                                                                  ------------      ------------    ------------
* Including securities on loan, at value (Note 6)                                 $         --      $         --    $  1,858,900
                                                                                  ------------      ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
78   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of assets and liabilities (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -        AXP VP -          AXP VP -
                                                                                    Strategy      Threadneedle      Threadneedle
                                                                                   Aggressive   Emerging Markets    International
Aug. 31, 2004                                                                         Fund            Fund              Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $704,619,775, $43,156,901 and $890,874,029)                $   796,380,395     $44,719,181    $  975,115,669
Cash in bank on demand deposit                                                         700,009         276,356           594,383
Foreign currency holdings for AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund (identified cost $978,000
   and $6,673,058, respectively) (Note 1)                                                   --         977,281         6,672,380
Receivable for investment securities sold                                                   --         317,904         5,607,569
Dividends and accrued interest receivable                                              202,456          50,156         2,489,453
Unrealized appreciation on foreign currency contracts held, at value
   Note 5)                                                                                  --           1,881                --
                                                                               ---------------     -----------    --------------
Total assets                                                                       797,282,860      46,342,759       990,479,454
                                                                               ---------------     -----------    --------------
Liabilities
Dividends payable to shareholders (Note 1)                                                  --          90,397         2,946,932
Payable for investment securities purchased                                                 --         242,927         5,149,038
Accrued investment management services fee                                             433,492          44,189           717,282
Accrued distribution fee                                                                85,500           4,721           105,698
Accrued administrative services fee                                                     37,337           3,777            44,609
Payable upon return of securities loaned (Note 6)                                   13,270,000              --         7,521,000
Other accrued expenses                                                                 103,434          32,345           162,368
                                                                               ---------------     -----------    --------------
Total liabilities                                                                   13,929,763         418,356        16,646,927
                                                                               ---------------     -----------    --------------
Net assets applicable to outstanding capital stock                             $   783,353,097     $45,924,403    $  973,832,527
                                                                               ===============     ===========    ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                       $     1,151,502     $    46,884    $    1,182,726
Additional paid-in capital                                                       2,093,159,991      43,273,006     1,685,202,204
Undistributed (excess of distributions over) net
   investment income                                                                (2,109,501)         56,017           658,503
Accumulated net realized gain (loss) (Note 9)                                   (1,400,609,515)        985,970      (797,495,072)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 5)          91,760,620       1,562,526        84,284,166
                                                                               ---------------     -----------    --------------
Total -- representing net assets applicable to outstanding capital stock       $   783,353,097     $45,924,403    $  973,832,527
                                                                               ===============     ===========    ==============
Shares outstanding                                                                 115,150,233       4,688,447       118,272,608
                                                                               ---------------     -----------    --------------
Net asset value per share of outstanding capital stock                         $          6.80     $      9.80    $         8.23
                                                                               ---------------     -----------    --------------
* Including securities on loan, at value (Note 6)                              $    12,237,000     $        --    $    7,257,289
                                                                               ---------------     -----------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
79   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations
American Express Variable Portfolio Funds
                                                                                    AXP VP -        AXP VP -          AXP VP -
                                                                                      Cash            Core           Diversified
                                                                                   Management         Bond              Bond
Year ended Aug. 31, 2004                                                              Fund           Fund(a)            Fund
Investment income
Income:
Dividends                                                                           $       --      $       --      $      5,948
Interest                                                                             8,961,590         567,019        74,809,844
Fee income from securities lending (Note 6)                                                 --              --           245,287
                                                                                    ----------      ----------      ------------
Total income                                                                         8,961,590         567,019        75,061,079
                                                                                    ----------      ----------      ------------
Expenses (Note 2):
Investment management services fee                                                   3,943,361         108,039        10,267,470
Distribution fee                                                                       966,510          21,436         2,125,318
Administrative services fees and expenses                                              247,439           8,608           850,274
Custodian fees                                                                          46,740          29,300           193,988
Compensation of board members                                                           11,724           3,307            16,124
Printing and postage                                                                    73,160           2,802           231,791
Audit fees                                                                              19,250          18,000            25,500
Other                                                                                    3,249           3,898            20,629
                                                                                    ----------      ----------      ------------
Total expenses                                                                       5,311,433         195,390        13,731,094
   Less expenses reimbursed by AEFC (Note 2)                                                --         (29,899)               --
                                                                                    ----------      ----------      ------------
                                                                                     5,311,433         165,491        13,731,094
   Earnings credits on cash balances (Note 2)                                             (193)           (199)           (1,148)
                                                                                    ----------      ----------      ------------
Total net expenses                                                                   5,311,240         165,292        13,729,946
                                                                                    ----------      ----------      ------------
Investment income (loss) -- net                                                      3,650,350         401,727        61,331,133
                                                                                    ----------      ----------      ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                           19        (189,399)       (4,033,018)
   Foreign currency transactions                                                            --          (1,024)          (75,031)
   Futures contracts                                                                        --           1,128        (8,741,654)
   Options contracts written (Note 8)                                                       --              --           558,645
                                                                                    ----------      ----------      ------------
Net realized gain (loss) on investments                                                     19        (189,295)      (12,291,058)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                           --         374,009        47,889,837
                                                                                    ----------      ----------      ------------
Net gain (loss) on investments and foreign currencies                                       19         184,714        35,598,779
                                                                                    ----------      ----------      ------------
Net increase (decrease) in net assets resulting
   from operations                                                                  $3,650,369      $  586,441      $ 96,929,912
                                                                                    ==========      ==========      ============

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -        AXP VP -          AXP VP -
                                                                                   Diversified       Equity            Global
                                                                                  Equity Income      Select             Bond
Year ended Aug. 31, 2004                                                              Fund            Fund              Fund
Investment income
Income:
Dividends                                                                          $16,150,649     $   728,513       $       360
Interest                                                                               229,885          40,856        14,172,079
Fee income from securities lending (Note 6)                                             71,676              --            35,540
   Less foreign taxes withheld                                                        (160,343)             --            (8,139)
                                                                                   -----------     -----------       -----------
Total income                                                                        16,291,867         769,369        14,199,840
                                                                                   -----------     -----------       -----------
Expenses (Note 2):
Investment management services fee                                                   3,909,591       1,207,565         3,087,011
Distribution fee                                                                       770,892         267,180           462,011
Administrative services fees and expenses                                              249,601         131,373           222,142
Custodian fees                                                                         283,095         155,875           123,725
Compensation of board members                                                           10,115           8,598             9,332
Printing and postage                                                                    74,523          29,205            56,875
Audit fees                                                                              19,000          18,000            21,250
Other                                                                                    8,162           2,800             6,319
                                                                                   -----------     -----------       -----------
Total expenses                                                                       5,324,979       1,820,596         3,988,665
   Earnings credits on cash balances (Note 2)                                             (519)         (1,540)             (455)
                                                                                   -----------     -----------       -----------
Total net expenses                                                                   5,324,460       1,819,056         3,988,210
                                                                                   -----------     -----------       -----------
Investment income (loss) -- net                                                     10,967,407      (1,049,687)       10,211,630
                                                                                   -----------     -----------       -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                   18,957,163      (5,223,928)       14,922,944
   Foreign currency transactions                                                         5,485              --           (96,438)
   Futures contracts                                                                                                    (295,605)
   Options contracts written (Note 8)                                                       --              --            93,580
                                                                                   -----------     -----------       -----------
Net realized gain (loss) on investments                                             18,962,648      (5,223,928)       14,624,481
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   45,647,551       3,899,551         9,351,111
                                                                                   -----------     -----------       -----------
Net gain (loss) on investments and foreign currencies                               64,610,199      (1,324,377)       23,975,592
                                                                                   -----------     -----------       -----------
Net increase (decrease) in net assets resulting
   from operations                                                                 $75,577,606     $(2,374,064)      $34,187,222
                                                                                   ===========     ===========       ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -           AXP VP -       AXP VP -
                                                                                     Growth           High Yield       Income
                                                                                      Fund               Bond       Opportunities
Year ended Aug. 31, 2004                                                                                 Fund          Fund(a)
Investment income
Income:

Dividends                                                                         $  2,747,480      $    571,649     $        --
Interest                                                                               188,617        83,012,561         266,650
Fee income from securities lending (Note 6)                                             10,794                --              --
   Less foreign taxes withheld                                                         (21,860)               --              --
                                                                                  ------------      ------------     -----------
Total income                                                                         2,925,031        83,584,210         266,650
                                                                                  ------------      ------------     -----------
Expenses (Note 2):
Investment management services fee                                                   1,444,157         6,361,088          24,242
Distribution fee                                                                       326,647         1,283,941           4,735
Administrative services fees and expenses                                              134,793           530,418           1,894
Custodian fees                                                                         244,653           108,036           4,900
Compensation of board members                                                            8,890            12,315              --
Printing and postage                                                                    30,745           115,663             955
Audit fees                                                                              19,000            25,250          18,000
Other                                                                                    4,499             6,185           4,040
                                                                                  ------------      ------------     -----------
Total expenses                                                                       2,213,384         8,442,896          58,766
   Expenses waived/reimbursed by AEFC (Note 2)                                              --                --         (21,060)
                                                                                  ------------      ------------     -----------
                                                                                     2,213,384         8,442,896          37,706
   Earnings credits on cash balances (Note 2)                                             (458)             (541)            (23)
                                                                                  ------------      ------------     -----------
Total net expenses                                                                   2,212,926         8,442,355          37,683
                                                                                  ------------      ------------     -----------
Investment income (loss) -- net                                                        712,105        75,141,855         228,967
                                                                                  ------------      ------------     -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                   22,572,956        46,539,857          47,176
   Foreign currency transactions                                                       (22,499)               --              --
                                                                                  ------------      ------------     -----------
Net realized gain (loss) on investments                                             22,550,457        46,539,857          47,176
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  (12,844,248)        6,392,162         493,990
                                                                                  ------------      ------------     -----------
Net gain (loss) on investments and foreign currencies                                9,706,209        52,932,019         541,166
                                                                                  ------------      ------------     -----------
Net increase (decrease) in net assets resulting
   from operations                                                                $ 10,418,314      $128,073,874     $   770,133
                                                                                  ============      ============     ===========

(a) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
82   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                    Large Cap         Large Cap        Managed
                                                                                     Equity             Value           Fund
Year ended Aug. 31, 2004                                                              Fund             Fund(a)
Investment income
Income:
Dividends                                                                         $ 33,242,941     $    58,698      $ 34,731,079
Interest                                                                               425,164              --        38,774,723
Fee income from securities lending (Note 6)                                             37,722              --            84,622
   Less foreign taxes withheld                                                        (264,346)           (344)         (198,550)
                                                                                  ------------     -----------      ------------
Total income                                                                        33,441,481          58,354        73,391,874
                                                                                  ------------     -----------      ------------
Expenses (Note 2):
Investment management services fee                                                  13,899,157          17,499        14,949,024
Distribution fee                                                                     2,658,134           3,472         3,113,248
Administrative services fees and expenses                                            1,042,910           1,389           848,543
Custodian fees                                                                         128,898          32,220           231,240
Compensation of board members                                                           17,398              --            19,598
Printing and postage                                                                   283,526           1,990           317,500
Audit fees                                                                              24,500          18,000            25,000
Other                                                                                   17,967           5,181            28,758
                                                                                  ------------     -----------      ------------
Total expenses                                                                      18,072,490          79,751        19,532,911
   Expenses reimbursed by AEFC (Note 2)                                                     --         (50,058)               --
                                                                                  ------------     -----------      ------------
                                                                                    18,072,490          29,693        19,532,911
   Earnings credits on cash balances (Note 2)                                             (725)           (244)             (669)
                                                                                  ------------     -----------      ------------
Total net expenses                                                                  18,071,765          29,449        19,532,242
                                                                                  ------------     -----------      ------------
Investment income (loss) -- net                                                     15,369,716          28,905        53,859,632
                                                                                  ------------     -----------      ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  162,346,824         (11,792)       93,878,887
   Foreign currency transactions                                                            --              --           (39,088)
   Futures contracts                                                                        --              --        (1,087,501)
   Options contracts written (Note 8)                                                       --              --           252,383
                                                                                  ------------     -----------      ------------
Net realized gain (loss) on investments                                            162,346,824         (11,792)       93,004,681
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  (33,295,604)         33,353       121,962,828
                                                                                  ------------     -----------      ------------
Net gain (loss) on investments and foreign currencies                              129,051,220          21,561       214,967,509
                                                                                  ------------     -----------      ------------
Net increase (decrease) in net assets resulting
   from operations                                                                $144,420,936     $    50,466      $268,827,141
                                                                                  ============     ===========      ============

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
83   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                       New            Partners        Partners
                                                                                   Dimensions       Select Value      Small Cap
                                                                                      Fund             Fund(a)          Value
Year ended Aug. 31, 2004                                                                                                Fund
Investment income
Income:
Dividends                                                                         $ 43,554,692      $   48,788       $ 1,796,282
Interest                                                                             1,134,521           5,923           250,544
Fee income from securities lending (Note 6)                                            107,097              --                --
   Less foreign taxes withheld                                                        (170,150)           (749)          (23,352)
                                                                                  ------------      ----------       -----------
Total income                                                                        44,626,160          53,962         2,023,474
                                                                                  ------------      ----------       -----------
Expenses (Note 2):
Investment management services fee                                                  17,068,182          26,064         1,775,982
Distribution fee                                                                     4,017,268           4,045           235,092
Administrative services fees and expenses                                            1,491,777           1,942           152,930
Custodian fees                                                                         240,272           9,094           177,129
Compensation of board members                                                           22,965              --             8,598
Printing and postage                                                                   386,320           1,203            23,176
Audit fees                                                                              25,000          18,000            18,500
Other                                                                                   25,054           3,585             5,027
                                                                                  ------------      ----------       -----------
Total expenses                                                                      23,276,838          63,933         2,396,434
   Expenses waived/reimbursed by AEFC (Note 2)                                              --         (26,386)               --
                                                                                  ------------      ----------       -----------
                                                                                    23,276,838          37,547         2,396,434
   Earnings credits on cash balances (Note 2)                                              (71)             --                --
                                                                                  ------------      ----------       -----------
Total net expenses                                                                  23,276,767          37,547         2,396,434
                                                                                  ------------      ----------       -----------
Investment income (loss) -- net                                                     21,349,393          16,415          (372,960)
                                                                                  ------------      ----------       -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  113,749,822          17,217        23,799,951
   Foreign currency transactions                                                      (102,054)             --           (10,918)
   Futures contracts                                                                  (365,908)             --                --
                                                                                  ------------      ----------       -----------
Net realized gain (loss) on investments                                            113,281,860          17,217        23,789,033
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  (56,933,106)        (86,117)          815,713
                                                                                  ------------      ----------       -----------
Net gain (loss) on investments and foreign currencies                               56,348,754         (68,900)       24,604,746
                                                                                  ------------      ----------       -----------
Net increase (decrease) in net assets resulting
   from operations                                                                $ 77,698,147      $  (52,485)      $24,231,786
                                                                                  ============      ==========       ===========

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
84   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                     S&P 500       Short Duration     Small Cap
                                                                                      Index        U.S. Government    Advantage
Year ended Aug. 31, 2004                                                              Fund              Fund            Fund
Investment income
Income:
Dividends                                                                          $ 3,996,005     $        --       $   960,580
Interest                                                                                85,013      15,220,838            96,048
Fee income from securities lending (Note 6)                                                 --              --             4,531
   Less foreign taxes withheld                                                              --              --            (1,950)
                                                                                   -----------     -----------       -----------
Total income                                                                         4,081,018      15,220,838         1,059,209
                                                                                   -----------     -----------       -----------
Expenses (Note 2):
Investment management services fee                                                     691,747       2,917,663         1,319,284
Distribution fee                                                                       298,167         597,882           194,238
Administrative services fees and expenses                                              194,296         248,032            95,110
Custodian fees                                                                          93,974          55,794            59,377
Compensation of board members                                                            8,598          10,065             8,598
Printing and postage                                                                    29,921          59,715            20,786
Licensing fees                                                                          20,588              --                --
Audit fees                                                                              18,000          20,500            18,000
Other                                                                                    2,084           6,186             2,608
                                                                                   -----------     -----------       -----------
Total expenses                                                                       1,357,375       3,915,837         1,718,001
   Expenses waived/reimbursed by AEFC (Note 2)                                        (175,216)             --                --
                                                                                   -----------     -----------       -----------
                                                                                     1,182,159       3,915,837         1,718,001
   Earnings credits on cash balances (Note 2)                                           (1,083)           (757)           (1,730)
                                                                                   -----------     -----------       -----------
Total net expenses                                                                   1,181,076       3,915,080         1,716,271
                                                                                   -----------     -----------       -----------
Investment income (loss) -- net                                                      2,899,942      11,305,758          (657,062)
                                                                                   -----------     -----------       -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      239,186        (241,820)       19,301,864
   Futures contracts                                                                    68,044      (4,142,812)          (73,007)
   Options contracts written (Note 8)                                                       --          59,137                --
                                                                                   -----------     -----------       -----------
Net realized gain (loss) on investments                                                307,230      (4,325,495)       19,228,857
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   16,624,060       1,235,800        (6,776,507)
                                                                                   -----------     -----------       -----------
Net gain (loss) on investments and foreign currencies                               16,931,290      (3,089,695)       12,452,350
                                                                                   -----------     -----------       -----------
Net increase (decrease) in net assets resulting
   from operations                                                                 $19,831,232     $ 8,216,063       $11,795,288
                                                                                   ===========     ===========       ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
85   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of operations (continued)
American Express Variable Portfolio Funds
                                                                                    AXP VP -          AXP VP -        AXP VP -
                                                                                    Strategy        Threadneedle    Threadneedle
                                                                                   Aggressive     Emerging Markets  International
Year ended Aug. 31, 2004                                                              Fund              Fund            Fund
Investment income
Income:
Dividends                                                                         $  2,340,271      $  805,910      $ 17,215,406
Interest                                                                               264,671          16,500           225,884
Fee income from securities lending (Note 6)                                             32,201              --           357,664
   Less foreign taxes withheld                                                            (887)       (141,612)       (1,324,496)
                                                                                  ------------      ----------      ------------
Total income                                                                         2,636,256         680,798        16,474,458
                                                                                  ------------      ----------      ------------
Expenses (Note 2):
Investment management services fee                                                   4,741,305         333,875         6,271,576
Distribution fee                                                                     1,153,103          37,606         1,045,627
Administrative services fees and expenses                                              508,868          30,118           467,329
Custodian fees                                                                          71,596          69,190           265,743
Compensation of board members                                                           12,265           3,307            11,532
Printing and postage                                                                   104,050           2,703           110,425
Audit fees                                                                              22,500          18,000            23,500
Other                                                                                   10,493           8,410             8,492
                                                                                  ------------      ----------      ------------
Total expenses                                                                       6,624,180         503,209         8,204,224
   Expenses reimbursed by AEFC (Note 2)                                                     --         (16,987)               --
                                                                                  ------------      ----------      ------------
                                                                                     6,624,180         486,222         8,204,224
   Earnings credits on cash balances (Note 2)                                             (300)           (905)             (694)
                                                                                  ------------      ----------      ------------
Total net expenses                                                                   6,623,880         485,317         8,203,530
                                                                                  ------------      ----------      ------------
Investment income (loss) -- net                                                     (3,987,624)        195,481         8,270,928
                                                                                  ------------      ----------      ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (51,149,567)      2,911,530        74,149,803
   Security transactions -- affiliated issuers                                      (3,300,002)             --                --
   Foreign currency transactions                                                            --          (1,335)         (487,075)
   Options contracts written (Note 8)                                                  377,025              --                --
                                                                                  ------------      ----------      ------------
Net realized gain (loss) on investments                                            (54,072,544)      2,910,195        73,662,728
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   39,937,743        (611,215)       26,990,475
                                                                                  ------------      ----------      ------------
Net gain (loss) on investments and foreign currencies                              (14,134,801)      2,298,980       100,653,203
                                                                                  ------------      ----------      ------------
Net increase (decrease) in net assets resulting
   from operations                                                                $(18,122,425)     $2,494,461      $108,924,131
                                                                                  ============      ==========      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
86   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of changes in net assets
American Express Variable Portfolio Funds

                                                                    AXP VP - Cash Management Fund        AXP VP - Core Bond Fund
Year ended Aug. 31,                                                     2004                  2003                  2004(a)
Operations and distributions
Investment income (loss) -- net                                    $   3,650,350      $     7,349,548           $   401,727
Net realized gain (loss) on investments                                       19                   30              (189,295)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                            --                   --               374,009
                                                                   -------------      ---------------           -----------
Net increase (decrease) in net assets
   resulting from operations                                           3,650,369            7,349,578               586,441
                                                                   -------------      ---------------           -----------
Distributions to shareholders from:
   Net investment income                                              (3,649,950)          (7,349,548)             (404,035)
                                                                   -------------      ---------------           -----------
Capital share transactions (Note 4)
Proceeds from sales                                                  407,746,489        1,034,080,685            11,561,509
Fund merger (Note 10)                                                 46,089,994                   --                    --
Reinvestment of distributions at net asset value                       3,353,286            8,160,797               330,063
Payments for redemptions                                            (552,023,361)      (1,297,109,007)           (1,480,349)
                                                                   -------------      ---------------           -----------
Increase (decrease) in net assets from capital
   share transactions                                                (94,833,592)        (254,867,525)           10,411,223
                                                                   -------------      ---------------           -----------
Total increase (decrease) in net assets                              (94,833,173)        (254,867,495)           10,593,629
Net assets at beginning of year (Note 1)                             868,014,549        1,122,882,044            24,950,020(b)
                                                                   -------------      ---------------           -----------
Net assets at end of year                                          $ 773,181,376      $   868,014,549           $35,543,649
                                                                   =============      ===============           ===========
Undistributed (excess of distributions over) net
   investment income                                               $         400      $            --           $      (312)
                                                                   -------------      ---------------           -----------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $25,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $49,980 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                                                                          AXP VP - Diversified
                                                                   AXP VP - Diversified Bond Fund          Equity Income Fund
Year ended Aug. 31,                                                      2004           2003               2004            2003
Operations and distributions
Investment income (loss) -- net                                   $   61,331,133   $   78,061,027      $ 10,967,407    $  6,041,298
Net realized gain (loss) on investments                              (12,291,058)      39,706,579        18,962,648     (16,484,968)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                 47,889,837      (36,198,070)       45,647,551      62,393,427
                                                                  --------------   --------------      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations                                                    96,929,912       81,569,536        75,577,606      51,949,757
                                                                  --------------   --------------      ------------    ------------
Distributions to shareholders from:
   Net investment income                                             (60,644,287)     (78,124,877)      (10,327,123)     (5,837,997)
                                                                  --------------   --------------      ------------    ------------
Capital share transactions (Note 4)
Proceeds from sales                                                  122,995,561      236,544,839       406,109,798     127,536,983
Fund merger (Note 10)                                                 82,520,680               --        12,770,996              --
Reinvestment of distributions at net asset value                      59,930,752       81,298,134         7,522,149       5,418,241
Payments for redemptions                                            (370,385,419)    (369,949,868)      (18,803,894)    (76,420,263)
                                                                  --------------   --------------      ------------    ------------
Increase (decrease) in net assets from capital
   share transactions                                               (104,938,426)     (52,106,895)      407,599,049      56,534,961
                                                                  --------------   --------------      ------------    ------------
Total increase (decrease) in net assets                              (68,652,801)     (48,662,236)      472,849,532     102,646,721
Net assets at beginning of year                                    1,764,884,748    1,813,546,984       370,119,515     267,472,794
                                                                  --------------   --------------      ------------    ------------
Net assets at end of year                                         $1,696,231,947   $1,764,884,748      $842,969,047    $370,119,515
                                                                  ==============   ==============      ============    ============
Undistributed (excess of distributions over) net
   investment income                                              $      230,380   $     (603,136)     $    694,393    $    (41,304)
                                                                  --------------   --------------      ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
87   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS --  ANNUAL REPORT

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds

                                                              AXP VP - Equity Select Fund        AXP VP - Global Bond Fund
Year ended Aug. 31,                                             2004              2003            2004              2003

Operations and distributions
Investment income (loss) -- net                            $ (1,049,687)    $   (793,469)     $ 10,211,630     $  8,711,521
Net realized gain (loss) on investments                      (5,223,928)        (138,674)       14,624,481       11,759,222
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            3,899,551       24,185,577         9,351,111        2,830,114
                                                           ------------     ------------      ------------     ------------
Net increase (decrease) in net assets resulting
   from operations                                           (2,374,064)      23,253,434        34,187,222       23,300,857
                                                           ------------     ------------      ------------     ------------
Distributions to shareholders from:
   Net investment income                                             --               --       (21,683,991)     (15,508,799)
                                                           ------------     ------------      ------------     ------------
Capital share transactions (Note 4)
Proceeds from sales                                          66,699,751       78,499,807        94,154,709       92,043,308
Reinvestment of distributions at net asset value                     --               --        20,466,297       16,984,403
Payments for redemptions                                     (9,789,197)      (3,361,177)      (30,570,369)     (37,269,180)
                                                           ------------     ------------      ------------     ------------
Increase (decrease) in net assets from capital
   share transactions                                        56,910,554       75,138,630        84,050,637       71,758,531
                                                           ------------     ------------      ------------     ------------
Total increase (decrease) in net assets                      54,536,490       98,392,064        96,553,868       79,550,589
Net assets at beginning of year                             170,349,301       71,957,237       312,392,472      232,841,883
                                                           ------------     ------------      ------------     ------------
Net assets at end of year                                  $224,885,791     $170,349,301      $408,946,340     $312,392,472
                                                           ============     ============      ============     ============
Undistributed (excess of distributions over) net
   investment income                                       $         --     $         --        $ (632,421)    $    486,617
                                                           ------------     ------------      ------------     ------------

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds

                                                                 AXP VP - Growth Fund          AXP VP - High Yield Bond Fund
Year ended Aug. 31,                                             2004              2003            2004              2003

Operations and distributions
Investment income (loss) -- net                            $    712,105     $    329,538    $   75,141,855    $  55,763,581
Net realized gain (loss) on investments                      22,550,457       (9,110,936)       46,539,857      (22,640,290)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          (12,844,248)      24,976,105         6,392,162       85,244,865
                                                           ------------     ------------    --------------    -------------
Net increase (decrease) in net assets resulting
   from operations                                           10,418,314       16,194,707       128,073,874      118,368,156
                                                           ------------     ------------    --------------    -------------
Distributions to shareholders from:
   Net investment income                                       (689,607)        (354,762)      (73,307,082)     (53,023,212)
                                                           ------------     ------------    --------------    -------------
Capital share transactions (Note 4)
Proceeds from sales                                          50,659,678       82,559,548       277,494,372      425,037,720
Reinvestment of distributions at net asset value                484,737          354,762        71,998,362       51,864,894
Payments for redemptions                                    (23,073,984)     (20,054,062)     (117,945,342)    (276,410,382)
                                                           ------------     ------------    --------------    -------------
Increase (decrease) in net assets from capital
   share transactions                                        28,070,431       62,860,248       231,547,392      200,492,232
                                                           ------------     ------------    --------------    -------------
Total increase (decrease) in net assets                      37,799,138       78,700,193       286,314,184      265,837,176
Net assets at beginning of year                             223,154,450      144,454,257       842,702,702      576,865,526
                                                           ------------     ------------    --------------    -------------
Net assets at end of year                                  $260,953,588     $223,154,450    $1,129,016,886    $ 842,702,702
                                                           ============     ============    ==============    =============
Undistributed (excess of distributions over) net
   investment income                                       $   (137,458)    $       (364)   $    4,150,460    $   2,320,156
                                                           ------------     ------------    --------------    -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
88   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                                    AXP VP - Income
                                                                  Opportunities Fund          AXP VP - Large Cap Equity Fund
Year ended Aug. 31,                                                     2004(a)                   2004                2003

Operations and distributions
Investment income (loss) -- net                                      $   228,967            $   15,369,716      $   12,191,053
Net realized gain (loss) on investments                                   47,176               162,346,824        (188,314,276)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                       493,990               (33,295,604)        346,211,686
                                                                     -----------            --------------      --------------
Net increase (decrease) in net assets resulting
   from operations                                                       770,133               144,420,936         170,088,463
                                                                     -----------            --------------      --------------
Distributions to shareholders from:
   Net investment income                                                (229,533)              (15,364,313)        (12,159,512)
                                                                     -----------            --------------      --------------
Capital share transactions (Note 4)
Proceeds from sales                                                       41,340                65,446,592          39,257,748
Fund merger (Note 10)                                                         --               678,508,195                  --
Reinvestment of distributions at net asset value                         152,695                13,165,107          12,843,852
Payments for redemptions                                                 (30,162)             (332,967,741)       (455,331,887)
                                                                     -----------            --------------      --------------
Increase (decrease) in net assets from capital
   share transactions                                                    163,873               424,152,153        (403,230,287)
                                                                     -----------            --------------      --------------
Total increase (decrease) in net assets                                  704,473               553,208,776        (245,301,336)
Net assets at beginning of year (Note 1)                              14,889,545(b)          1,981,504,252       2,226,805,588
                                                                     -----------            --------------      --------------
Net assets at end of year                                            $15,594,018            $2,534,713,028      $1,981,504,252
                                                                     ===========            ==============      ==============
Undistributed (excess of distributions over) net
   investment income                                                 $     3,998            $          (49)     $       14,169
                                                                     -----------            --------------      --------------

(a) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $15,000,000 was contributed on May 26, 2004. The Fund had a decrease in net assets resulting from operations of $110,455 during the period from May 26, 2004 to June 1, 2004 (date the Fund became available).

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                             AXP VP - Large Cap Value Fund         AXP VP - Managed Fund
Year ended Aug. 31,                                                      2004(a)                 2004                 2003

Operations and distributions
Investment income (loss) -- net                                       $   28,905            $   53,859,632      $   60,986,871
Net realized gain (loss) on investments                                  (11,792)               93,004,681        (138,500,813)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                        33,353               121,962,828         284,044,624
                                                                      ----------            --------------      --------------
Net increase (decrease) in net assets resulting
   from operations                                                        50,466               268,827,141         206,530,682
                                                                      ----------            --------------      --------------
Distributions to shareholders from:
   Net investment income                                                 (30,866)              (53,848,054)        (60,600,462)
   Net realized gain                                                          --                        --         (29,213,177)
                                                                      ----------            --------------      --------------
Total distributions                                                      (30,866)              (53,848,054)        (89,813,639)
                                                                      ----------            --------------      --------------
Capital share transactions (Note 4)
Proceeds from sales                                                    4,344,307                31,554,087          49,597,930
Fund merger (Note 10)                                                         --               377,379,266                  --
Reinvestment of distributions at net asset value                          13,683                52,211,162          98,478,730
Payments for redemptions                                                 (91,005)             (428,968,239)       (557,377,522)
                                                                      ----------            --------------      --------------
Increase (decrease) in net assets from capital
   share transactions                                                  4,266,985                32,176,276        (409,300,862)
                                                                      ----------            --------------      --------------
Total increase (decrease) in net assets                                4,286,585               247,155,363        (292,583,819)
Net assets at beginning of year (Note 1)                               2,995,606(b)          2,416,455,248       2,709,039,067
                                                                      ----------            --------------      --------------
Net assets at end of year                                             $7,282,191            $2,663,610,611      $2,416,455,248
                                                                      ==========            ==============      ==============
Undistributed (excess of distributions over) net
   investment income                                                  $     (550)           $     (634,659)     $       19,627
                                                                      ----------            --------------      --------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $4,394 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
89   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                             AXP VP - New Dimensions Fund        AXP VP - Partners Select Value Fund
Year ended Aug. 31,                                             2004              2003                          2004(a)

Operations and distributions
Investment income (loss) -- net                          $   21,349,393      $   18,420,714                 $   16,415
Net realized gain (loss) on investments                     113,281,860        (111,374,175)                    17,217
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          (56,933,106)        364,453,383                    (86,117)
                                                         --------------      --------------                 ----------
Net increase (decrease) in net assets resulting
   from operations                                           77,698,147         271,499,922                    (52,485)
                                                         --------------      --------------                 ----------
Distributions to shareholders from:
   Net investment income                                    (21,246,034)        (18,140,932)                   (15,818)
   Net realized gain                                                 --                  --                         --
                                                         --------------      --------------                 ----------
Total distributions                                         (21,246,034)        (18,140,932)                   (15,818)
                                                         --------------      --------------                 ----------
Capital share transactions (Note 4)
Proceeds from sales                                         136,096,503         200,067,483                  5,846,593
Reinvestment of distributions at net asset value             20,376,110          18,319,384                      3,451
Payments for redemptions                                   (395,590,246)       (402,428,794)                  (170,754)
                                                         --------------      --------------                 ----------
Increase (decrease) in net assets from capital
   share transactions                                      (239,117,633)       (184,041,927)                 5,679,290
                                                         --------------      --------------                 ----------
Total increase (decrease) in net assets                    (182,665,520)         69,317,063                  5,610,987
Net assets at beginning of year (Note1)                   3,114,809,827       3,045,492,764                  2,992,833(b)
                                                         --------------      --------------                 ----------
Net assets at end of year                                $2,932,144,307      $3,114,809,827                 $8,603,820
                                                         ==============      ==============                 ==========
Undistributed net investment income                      $        1,305      $           --                 $       --
                                                         --------------      --------------                 ----------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $7,167 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds

                                                        AXP VP - Partners Small Cap Value Fund       AXP VP - S&P 500 Index Fund
Year ended Aug. 31,                                             2004                 2003               2004               2003

Operations and distributions
Investment income (loss) -- net                            $   (372,960)       $   (378,815)        $  2,899,942     $  1,638,208
Net realized gain (loss) on investments                      23,789,033           1,611,438              307,230          319,444
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              815,713          20,844,781           16,624,060       14,980,671
                                                           ------------        ------------         ------------     ------------
Net increase (decrease) in net assets resulting
   from operations                                           24,231,786          22,077,404           19,831,232       16,938,323
                                                           ------------        ------------         ------------     ------------
Distributions to shareholders from:
   Net investment income                                             --             (89,612)          (2,885,111)      (1,634,273)
   Net realized gain                                         (2,498,969)           (317,725)                  --               --
                                                           ------------        ------------         ------------     ------------
Total distributions                                          (2,498,969)           (407,337)          (2,885,111)      (1,634,273)
                                                           ------------        ------------         ------------     ------------
Capital share transactions (Note 4)
Proceeds from sales                                          81,763,916          52,429,258          106,203,535       67,724,355
Reinvestment of distributions at net asset value              2,498,969             407,337            2,508,534        1,425,617
Payments for redemptions                                    (10,954,929)         (3,387,646)         (13,865,522)     (11,723,973)
                                                           ------------        ------------         ------------     ------------
Increase (decrease) in net assets from capital
   share transactions                                        73,307,956          49,448,949           94,846,547       57,425,999
                                                           ------------        ------------         ------------     ------------
Total increase (decrease) in net assets                      95,040,773          71,119,016          111,792,668       72,730,049
Net assets at beginning of year                             133,827,798          62,708,782          171,304,239       98,574,190
                                                           ------------        ------------         ------------     ------------
Net assets at end of year                                  $228,868,571        $133,827,798         $283,096,907     $171,304,239
                                                           ============        ============         ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
90   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                                AXP VP - Short Duration
                                                                 U.S. Government Fund        AXP VP - Small Cap Advantage Fund
Year ended Aug. 31,                                             2004              2003            2004              2003

Operations and distributions
Investment income (loss) -- net                            $ 11,305,758     $ 10,178,223      $   (657,062)    $   (139,536)
Net realized gain (loss) on investments                      (4,325,495)       2,639,737        19,228,857       (3,472,109)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            1,235,800       (5,589,855)       (6,776,507)      24,120,853
                                                           ------------     ------------      ------------     ------------
Net increase (decrease) in net assets resulting
   from operations                                            8,216,063        7,228,105        11,795,288       20,509,208
                                                           ------------     ------------      ------------     ------------
Distributions to shareholders from:
   Net investment income                                    (11,328,609)     (10,178,223)               --               --
   Net realized gain                                         (2,271,221)      (1,387,607)               --               --
                                                           ------------     ------------      ------------     ------------
Total distributions                                         (13,599,830)     (11,565,830)               --               --
                                                           ------------     ------------      ------------     ------------
Capital share transactions (Note 4)
Proceeds from sales                                          88,108,864      273,291,893        76,014,037       25,694,819
Fund merger (Note 10)                                        24,690,160               --                --               --
Reinvestment of distributions at net asset value             13,262,385       11,535,473                --               --
Payments for redemptions                                    (93,603,954)     (77,268,814)       (5,345,989)      (3,903,840)
                                                           ------------     ------------      ------------     ------------
Increase (decrease) in net assets from capital
   share transactions                                        32,457,455      207,558,552        70,668,048       21,790,979
                                                           ------------     ------------      ------------     ------------
Total increase (decrease) in net assets                      27,073,688      203,220,827        82,463,336       42,300,187
Net assets at beginning of year                             478,929,159      275,708,332       101,575,981       59,275,794
                                                           ------------     ------------      ------------     ------------
Net assets at end of year                                  $506,002,847     $478,929,159      $184,039,317     $101,575,981
                                                           ============     ============      ============     ============
Undistributed (excess of distributions over) net
   investment income                                       $    (22,848)    $         --      $     51,407     $     17,697
                                                           ------------     ------------      ------------     ------------

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                                                                   AXP VP - Threadneedle
                                                           AXP VP - Strategy Aggressive Fund       Emerging Markets Fund
Year ended Aug. 31,                                             2004              2003            2004              2003

Operations and distributions
Investment income (loss) -- net                           $  (3,987,624)   $  (4,895,553)      $   195,481      $    80,019
Net realized gain (loss) on investments                     (54,072,544)     (62,957,410)        2,910,195           40,690
Net change in unrealized appreciation
 (depreciation) on investments and on translation
 of assets and liabilities in foreign currencies             39,937,743      245,325,134          (611,215)       2,605,051
                                                          -------------    -------------       -----------      -----------
Net increase (decrease) in net assets resulting
   from operations                                          (18,122,425)     177,472,171         2,494,461        2,725,760
                                                          -------------    -------------       -----------      -----------
Distributions to shareholders from:
   Net investment income                                             --               --          (313,397)         (41,003)
                                                          -------------    -------------       -----------      -----------
Capital share transactions (Note 4)
Proceeds from sales                                          18,672,159       42,357,867        31,500,657       10,689,540
Reinvestment of distributions at net asset value                     --               --           235,868           28,135
Payments for redemptions                                   (185,879,018)    (241,907,633)       (4,264,788)      (6,978,719)
                                                          -------------    -------------       -----------      -----------
Increase (decrease) in net assets from capital
   share transactions                                      (167,206,859)    (199,549,766)       27,471,737        3,738,956
                                                          -------------    -------------       -----------      -----------
Total increase (decrease) in net assets                    (185,329,284)     (22,077,595)       29,652,801        6,423,713
Net assets at beginning of year                             968,682,381      990,759,976        16,271,602        9,847,889
                                                          -------------    -------------       -----------      -----------
Net assets at end of year                                 $ 783,353,097    $ 968,682,381       $45,924,403      $16,271,602
                                                          =============    =============       ===========      ===========
Undistributed (excess of distributions over) net
   investment income                                      $  (2,109,501)   $     555,302       $    56,017      $     6,142
                                                          -------------    -------------       -----------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
91   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Statements of changes in net assets (continued)
American Express Variable Portfolio Funds
                                                                                                   AXP VP - Threadneedle
                                                                                                    International Fund
Year ended Aug. 31,                                                                               2004              2003

Operations and distributions
Investment income (loss) -- net                                                              $   8,270,928    $   8,751,802
Net realized gain (loss) on investments                                                         73,662,728     (113,397,979)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                              26,990,475      120,445,926
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting
   from operations                                                                             108,924,131       15,799,749
                                                                                             -------------    -------------
Distributions to shareholders from:
   Net investment income                                                                        (8,834,774)      (5,547,305)
                                                                                             -------------    -------------
Capital share transactions (Note 4)
Proceeds from sales                                                                             87,427,540      404,942,637
Fund merger (Note 10)                                                                          185,670,291               --
Reinvestment of distributions at net asset value                                                 8,514,464        7,254,815
Payments for redemptions                                                                      (146,172,823)    (557,645,677)
                                                                                             -------------    -------------
Increase (decrease) in net assets from capital
   share transactions                                                                          135,439,472     (145,448,225)
                                                                                             -------------    -------------
Total increase (decrease) in net assets                                                        235,528,829     (135,195,781)
Net assets at beginning of year                                                                738,303,698      873,499,479
Net assets at end of year                                                                    $ 973,832,527    $ 738,303,698
                                                                                             =============    =============
Undistributed net investment income                                                          $     658,503    $         510
                                                                                             -------------    -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
92   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Notes to Financial Statements

American Express Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The following Funds became available on Feb. 4, 2004. On Jan. 7, 2004, IDS Life Insurance Company (IDS Life) purchased the following shares of capital stock at $10 per share, which represented the initial capital in each Fund:

Fund                                                      Number of shares
AXP VP - Core Bond Fund                                       2,500,000
AXP VP - Large Cap Value Fund                                   300,000
AXP VP - Partners Select Value Fund                             300,000
                                                                -------

AXP VP - Income Opportunities Fund became available on June 1, 2004. On May 26, 2004, IDS Life purchased 1,500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

   AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

   AXP VP - Core Bond Fund invests primarily in intermediate-term investment grade securities that are included in the Lehman Brothers Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities.

   AXP VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

   AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

   AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

   AXP VP - Global Bond Fund invests primarily in debt securities of U.S.
            and foreign issuers.

   AXP VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.

   AXP VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

   AXP VP - Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

   AXP VP - Large Cap Equity Fund (formerly AXP VP - Capital Resource Fund) invests primarily in U.S. common stocks.

   AXP VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

   AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

   AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

   AXP VP - Partners Select Value Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

   AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

   AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

   AXP VP - Short Duration U.S. Government Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

   AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small cap companies.

   AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

   AXP VP - Threadneedle Emerging Markets Fund (formerly AXP VP - Emerging
            Markets Fund) invests primarily in equity securities of companies in emerging market countries.

   AXP VP - Threadneedle International Fund (formerly AXP VP -
            International Fund) invests primarily in equity securities of foreign issuers that offer strong growth potential.

--------------------------------------------------------------------------------
93   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
94   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Aug. 31, 2004, foreign currency holdings for AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund consisted of multiple denominations, foreign currency holdings for AXP VP - Growth Fund were entirely comprised of European Monetary Units and foreign currency holdings for AXP VP - New Dimensions Fund were entirely comprised of Taiwan Dollars.

The Funds, except AXP VP - Cash Management Fund and AXP VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Aug. 31, 2004, investments in securities for AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Managed Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2004, was $45,800, $11,432,470 and $6, representing 0.003%, 1.01%
and 0% of net assets for AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Managed Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2004, the outstanding forward-commitments for the Funds are as follows:

                                                                  When-issued               Other                  Future
Fund                                                              securities         forward-commitments     capital commitments
AXP VP - Core Bond Fund                                         $ 3,031,292             $   366,079                 $--
AXP VP - Diversified Bond Fund                                   30,319,235              17,709,080                  --
AXP VP - Managed Fund                                            17,530,605               9,701,098                  --
AXP VP - Short Duration U.S. Government Fund                      8,780,696                      --                  --
                                                                -----------             -----------                 ---

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
95   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Guarantees and indemnifications

Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to decrease paid-in capital by the following:

                                                   AXP VP -   AXP VP -       AXP VP -       AXP VP -     AXP VP -      AXP VP -
                                                     Cash       Core        Diversified    Diversified    Equity        Global
                                                  Management    Bond           Bond       Equity Income   Select         Bond
                                                     Fund       Fund           Fund           Fund         Fund          Fund
Accumulated net realized gain (loss)                 $--      $(1,996)      $(144,109)     $(65,980)   $       --    $(10,353,323)
Undistributed net investment income                   --        1,996         144,109        65,980     1,049,687      10,353,323
                                                     ---      -------       ---------      --------    ----------    ------------
Additional paid-in capital reduction (increase)      $--      $    --       $      --      $     --    $1,049,687    $         --
                                                     ---      -------       ---------      --------    ----------    ------------

                                                 AXP VP -     AXP VP -       AXP VP -       AXP VP -     AXP VP -      AXP VP -
                                                  Growth     High Yield       Income          Large        Large        Managed
                                                   Fund         Bond       Opportunities   Cap Equity    Cap Value       Fund
                                                                Fund           Fund           Fund         Fund
Accumulated net realized gain (loss)           $ 298,310      $ 4,469          $   --      $ 19,162         $ 746       $ 658,765
Undistributed net investment income             (159,592)      (4,469)          4,564       (19,304)         (550)       (658,765)
                                               ---------      -------          ------      --------         -----       ---------
Additional paid-in capital reduction
  (increase)                                   $ 138,718      $    --          $4,564      $   (142)        $ 196       $      --
                                               ---------      -------          ------      --------         -----       ---------

                                                  AXP VP -    AXP VP -       AXP VP -       AXP VP -     AXP VP -      AXP VP -
                                                     New      Partners       Partners        S&P 500  Short Duration   Small Cap
                                                Dimensions  Select Value     Small Cap        Index   U.S. Government  Advantage
                                                    Fund        Fund        Value Fund        Fund         Fund          Fund
Accumulated net realized gain (loss)           $ 102,054          $--       $(473,966)     $ 22,576           $--        $ 36,124
Undistributed net investment income             (102,054)          --         473,966       (22,576)           --         690,772
                                               ---------          ---       ---------      --------           ---        --------
Additional paid-in capital reduction
  (increase)                                   $      --          $--       $      --      $     --           $--        $726,896
                                               ---------          ---       ---------      --------           ---        --------

                                                                                            AXP VP -     AXP VP -      AXP VP -
                                                                                            Strategy   Threadneedle  Threadneedle
                                                                                           Aggressive    Emerging    International
                                                                                              Fund     Markets Fund      Fund
Accumulated net realized gain (loss)                                                     $  650,012     $(167,791)    $(1,254,110)
Undistributed net investment income                                                       1,322,821       167,791       1,254,110
                                                                                         ----------     ---------     -----------
Additional paid-in capital reduction (increase)                                          $1,972,833     $      --     $        --
                                                                                         ----------     ---------     -----------

--------------------------------------------------------------------------------
96   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                                      2004            2003

AXP VP - Cash Management Fund
Distributions paid from:
   Ordinary income                                 $ 3,649,950     $ 7,349,548
   Long-term capital gain                                   --              --

AXP VP - Core Bond Fund(a)
Distributions paid from:
   Ordinary income                                     404,035             N/A
   Long-term capital gain                                   --             N/A

AXP VP - Diversified Bond Fund
Distributions paid from:
   Ordinary income                                  60,644,287      78,124,877
   Long-term capital gain                                   --              --

AXP VP - Diversified Equity Income Fund
Distributions paid from:
   Ordinary income                                  10,327,123       5,837,997
   Long-term capital gain                                   --              --

AXP VP - Equity Select Fund
Distributions paid from:
   Ordinary income                                          --              --
   Long-term capital gain                                   --              --

AXP VP - Global Bond Fund
Distributions paid from:
   Ordinary income                                  21,683,991      15,508,799
   Long-term capital gain                                   --              --

AXP VP - Growth Fund
Distributions paid from:
   Ordinary income                                     689,607         354,762
   Long-term capital gain                                   --              --

AXP VP - High Yield Bond Fund
Distributions paid from:
   Ordinary income                                  73,307,082      53,023,212
   Long-term capital gain                                   --              --

AXP VP - Income Opportunities Fund(b)
Distributions paid from:
   Ordinary income                                     229,533             N/A
   Long-term capital gain                                   --             N/A

AXP VP - Large Cap Equity Fund
Distributions paid from:
   Ordinary income                                  15,364,313      12,159,512
   Long-term capital gain                                   --              --

AXP VP - Large Cap Value Fund(a)
Distributions paid from:
   Ordinary income                                      30,866             N/A
   Long-term capital gain                                   --             N/A

AXP VP - Managed Fund
Distributions paid from:
   Ordinary income                                  53,848,054      60,600,462
   Long-term capital gain                                   --      29,213,177

AXP VP - New Dimensions Fund
Distributions paid from:
   Ordinary income                                  21,246,034      18,140,932
   Long-term capital gain                                   --              --

AXP VP - Partners Select Value Fund(a)
Distributions paid from:
   Ordinary income                                      15,818             N/A
   Long-term capital gain                                   --             N/A

--------------------------------------------------------------------------------
97   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Year ended Aug. 31,                                       2004            2003

AXP VP - Partners Small Cap Value Fund
Distributions paid from:
   Ordinary income                                 $ 2,379,486     $   407,236
   Long-term capital gain                              119,483             101

AXP VP - S&P 500 Index Fund
Distributions paid from:
   Ordinary income                                   2,885,111       1,634,273
   Long-term capital gain                                   --              --

AXP VP - Short Duration U.S. Government Fund
Distributions paid from:
   Ordinary income                                  13,187,954      11,091,527
   Long-term capital gain                              411,876         474,303

AXP VP - Small Cap Advantage Fund
Distributions paid from:
   Ordinary income                                          --              --
   Long-term capital gain                                   --              --

AXP VP - Strategy Aggressive Fund
Distributions paid from:
   Ordinary income                                          --              --
   Long-term capital gain                                   --              --

AXP VP - Threadneedle Emerging Markets Fund
Distributions paid from:
   Ordinary income                                     313,397          41,003
   Long-term capital gain                                   --              --

AXP VP - Threadneedle International Fund
Distributions paid from:
   Ordinary income                                   8,834,774       5,547,305
   Long-term capital gain                                   --              --

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

As of Aug. 31, 2004, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                                         Accumulated             Unrealized
                                                                 Undistributed            long-term             appreciation
Fund                                                            ordinary income          gain (loss)           (depreciation)
AXP VP - Cash Management Fund                                   $   493,633         $        (3,072)         $         --
AXP VP - Core Bond Fund                                              78,705                (145,044)              266,062
AXP VP - Diversified Bond Fund                                    5,834,006            (151,358,644)           12,213,473
AXP VP - Diversified Equity Income Fund                           3,504,869              (3,603,954)           69,539,921
AXP VP - Equity Select Fund                                              --              (6,215,578)           19,179,870
AXP VP - Global Bond Fund                                         1,718,431              (1,693,457)           16,139,531
AXP VP - Growth Fund                                                 67,413            (143,267,473)            1,377,860
AXP VP - High Yield Bond Fund                                     6,698,406            (252,893,099)           16,055,367
AXP VP - Income Opportunities Fund                                  128,424                      --               384,673
AXP VP - Large Cap Equity Fund                                    4,850,156            (622,844,931)           73,570,634
AXP VP - Large Cap Value Fund                                        39,438                     745                (6,557)
AXP VP - Managed Fund                                            13,985,064            (159,494,410)          180,790,017
AXP VP - New Dimensions Fund                                      5,807,258            (399,517,353)          128,045,033
AXP VP - Partners Select Value Fund                                  30,125                      --               (92,187)
AXP VP - Partners Small Cap Value Fund                            9,448,659              13,206,755            13,476,727
AXP VP - S&P 500 Index Fund                                         846,645              (2,210,617)            3,584,850
AXP VP - Short Duration U.S. Government Fund                      1,121,760                 148,997            (3,869,552)
AXP VP - Small Cap Advantage Fund                                        --               9,460,720            10,652,303
AXP VP - Strategy Aggressive Fund                                        --          (1,400,202,513)           89,244,117
AXP VP - Threadneedle Emerging Markets Fund                         373,896                 882,258             1,438,756
AXP VP - Threadneedle International Fund                          4,478,412            (795,220,548)           81,136,665
                                                                -----------         ---------------          ------------

--------------------------------------------------------------------------------
98   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Dividends

As of Aug. 31, 2004, dividends declared for each Fund payable Sept. 1, 2004 are as follows:

Fund                                                          Amount per share
AXP VP - Cash Management Fund                                      $0.001
AXP VP - Core Bond Fund                                             0.023
AXP VP - Diversified Bond Fund                                      0.034
AXP VP - Diversified Equity Income Fund                             0.058(1)
AXP VP - Global Bond Fund                                           0.048
AXP VP - Growth Fund                                                0.004
AXP VP - High Yield Bond Fund                                       0.039
AXP VP - Income Opportunities Fund                                  0.051
AXP VP - Large Cap Equity Fund                                      0.039(2)
AXP VP - Large Cap Value Fund                                       0.024
AXP VP - Managed Fund                                               0.081(3)
AXP VP - New Dimensions Fund                                        0.029
AXP VP - Partners Select Value Fund                                 0.014
AXP VP - S&P 500 Index Fund                                         0.023
AXP VP - Short Duration U.S. Government Fund                        0.022
AXP VP - Threadneedle Emerging Markets Fund                         0.019
AXP VP - Threadneedle International Fund                            0.025
                                                                    -----

(1) $0.014 per share represents an additional distribution declared on July 8, 2004 prior to the fund merger as described in Note 10.

(2) $0.009 per share represents an additional distribution declared on July 8, 2004 prior to the fund merger as described in Note 10.

(3) $0.030 per share represents an additional distribution declared on July 8, 2004 prior to the fund merger as described in Note 10.

Distributions to the subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for AXP VP - Cash Management Fund, AXP VP - Core Bond Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund, AXP VP - Income Opportunities Fund and AXP VP - Short Duration U.S. Government Fund and declared and distributed quarterly, when available, for AXP VP - Diversified Equity Income Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - Large Cap Equity Fund, AXP VP - Large Cap Value Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Select Value Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On July 8, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP VP - Diversified Bond Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Large Cap Equity Fund, AXP VP - Managed Fund and AXP VP - Short Duration U.S. Government Fund would not experience a dilution in their shares of the Fund's income or capital gains.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
99   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

2. EXPENSES

Effective Nov. 1, 2003, the Funds have an Investment Management Services Agreement with AEFC for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP VP - Cash Management Fund                                 0.510% to 0.440%
AXP VP - Core Bond Fund                                       0.630% to 0.555%
AXP VP - Diversified Bond Fund                                0.610% to 0.535%
AXP VP - Diversified Equity Income Fund                       0.560% to 0.470%
AXP VP - Equity Select Fund                                   0.650% to 0.560%
AXP VP - Global Bond Fund                                     0.840% to 0.780%
AXP VP - Growth Fund                                          0.630% to 0.570%
AXP VP - High Yield Bond Fund                                 0.620% to 0.545%
AXP VP - Income Opportunities Fund                            0.640% to 0.565%
AXP VP - Large Cap Equity Fund                                0.630% to 0.570%
AXP VP - Large Cap Value Fund                                 0.630% to 0.570%
AXP VP - Managed Fund                                         0.630% to 0.550%
AXP VP - New Dimensions Fund                                  0.630% to 0.570%
AXP VP - Partners Select Value Fund                           0.810% to 0.720%
AXP VP - Partners Small Cap Value Fund                        1.020% to 0.920%
AXP VP - S&P 500 Index Fund                                   0.290% to 0.260%
AXP VP - Short Duration U.S. Government Fund                  0.610% to 0.535%
AXP VP - Small Cap Advantage Fund                             0.790% to 0.650%
AXP VP - Strategy Aggressive Fund                             0.650% to 0.575%
AXP VP - Threadneedle Emerging Markets Fund                   1.170% to 1.095%
AXP VP - Threadneedle International Fund                      0.870% to 0.795%
                                                              ---------------

From Sept. 1, 2003 to Oct. 31, 2003, management fees were paid indirectly to IDS Life in its capacity as investment manager for the Funds. IDS Life, in turn, paid to AEFC a portion of these management fees based on a percentage of each Fund's average daily net assets for the year. This fee was equal to 0.35% for AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund and 0.25% for each remaining Fund.

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment of 0.08% for AXP VP - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Aug. 31, 2004 are as follows:

                                                                                                                  Increase
Fund                                                       Index name                                            (decrease)
AXP VP - Diversified Equity Income Fund                    Lipper Equity Income Funds Index                   $   476,530
AXP VP - Equity Select Fund                                Lipper Mid-Cap Growth Funds Index                     (181,773)
AXP VP - Growth Fund                                       Lipper Large-Cap Growth Funds Index                   (202,145)
AXP VP - Large Cap Equity Fund                             Lipper Large-Cap Core Funds Index                      687,728
AXP VP - Large Cap Value Fund                              Lipper Large-Cap Value Funds Index                          --
AXP VP - Managed Fund                                      Lipper Balanced Funds Index                           (149,335)
AXP VP - New Dimensions Fund                               Lipper Large-Cap Growth Funds Index                 (2,637,215)
AXP VP - Partners Select Value Fund                        Lipper Multi-Cap Value Funds Index                        (147)
AXP VP - Partners Small Cap Value Fund                     Lipper Small-Cap Value Funds Index                    (142,369)
AXP VP - Small Cap Advantage Fund                          Lipper Small-Cap Core Funds Index                       91,701
AXP VP - Strategy Aggressive Fund                          Lipper Mid-Cap Growth Funds Index                   (1,066,153)
AXP VP - Threadneedle Emerging Markets Fund                Lipper Emerging Markets Funds Index                    (18,119)
AXP VP - Threadneedle International Fund                   Lipper International Funds Index                      (855,957)
                                                                                                              -----------

AEFC has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of AEFC to subadvise the assets of AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC, to subadvise the assets of AXP VP - Small Cap Advantage Fund.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company, to subadvise the assets of AXP VP - Partners Select Value Fund.

--------------------------------------------------------------------------------
100   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P.,
(GSAM), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), Donald Smith & Co., Inc. (Donald Smith) and Franklin Portfolio Associates, LLC (Franklin), each which subadvise a portion of the assets of AXP VP - Partners Small Cap Value Fund. Over time, it is the goal to have each subadviser manage an equal percentage of the Fund's portfolio. To help accomplish this goal, new assets into the Fund are primarily being directed to Barrow Hanley, Donald Smith and Franklin. On March 15, 2004, BHMS, Donald Smith and Franklin replaced Third Avenue Management, LLC as subadvisers to AXP VP - Partners Small Cap Value Fund.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse AEFC an amount equal to the cost of certain expenses incurred and paid by AEFC in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of AEFC. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP VP - Cash Management Fund                                 0.030% to 0.020%
AXP VP - Core Bond Fund                                       0.050% to 0.025%
AXP VP - Diversified Bond Fund                                0.050% to 0.025%
AXP VP - Diversified Equity Income Fund                       0.040% to 0.020%
AXP VP - Equity Select Fund                                   0.060% to 0.030%
AXP VP - Global Bond Fund                                     0.060% to 0.040%
AXP VP - Growth Fund                                          0.050% to 0.030%
AXP VP - High Yield Bond Fund                                 0.050% to 0.025%
AXP VP - Income Opportunities Fund                            0.050% to 0.025%
AXP VP - Large Cap Equity Fund                                0.050% to 0.030%
AXP VP - Large Cap Value Fund                                 0.050% to 0.030%
AXP VP - Managed Fund                                         0.040% to 0.020%
AXP VP - New Dimensions Fund                                  0.050% to 0.030%
AXP VP - Partners Select Value Fund                           0.060% to 0.035%
AXP VP - Partners Small Cap Value Fund                        0.080% to 0.055%
AXP VP - S&P 500 Index Fund                                   0.080% to 0.065%
AXP VP - Short Duration U.S. Government Fund                  0.050% to 0.025%
AXP VP - Small Cap Advantage Fund                             0.060% to 0.035%
AXP VP - Strategy Aggressive Fund                             0.060% to 0.035%
AXP VP - Threadneedle Emerging Markets Fund                   0.100% to 0.050%
AXP VP - Threadneedle International Fund                      0.060% to 0.035%
                                                              ----------------

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

For the period ended Aug. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.95% for AXP VP - Core Bond Fund, 0.99% for AXP VP - Income Opportunities Fund, 1.05% for AXP VP - Large Cap Value Fund, 1.15% for AXP VP - Partners Select Value Fund, 0.49% for AXP VP - S&P 500 Index Fund and 1.61% for AXP VP - Threadneedle Emerging Markets Fund. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2005. Under this agreement, net expenses will not exceed the following percentage of the Fund's average daily net assets:

Fund                                                                Percentage
AXP VP - Core Bond Fund                                                0.950%
AXP VP - Equity Select Fund                                            1.100%
AXP VP - Income Opportunities                                          0.990%
AXP VP - Large Cap Value Fund                                          1.050%
AXP VP - Partners Select Value Fund                                    1.150%
AXP VP - S&P 500 Index Fund                                            0.495%
AXP VP - Threadneedle Emerging Markets Fund                            1.750%
                                                                       -----

--------------------------------------------------------------------------------
101   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Beginning Sept. 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2005 for AXP VP - Partners Small Cap Value Fund. Under this agreement, total net expenses will not exceed 1.30% of the Fund's average daily net assets.

During the year ended Aug. 31, 2004, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                 Reduction
AXP VP - Cash Management Fund                                           $  193
AXP VP - Core Bond Fund(a)                                                 199
AXP VP - Diversified Bond Fund                                           1,148
AXP VP - Diversified Equity Income Fund                                    519
AXP VP - Equity Select Fund                                              1,540
AXP VP - Global Bond Fund                                                  455
AXP VP - Growth Fund                                                       458
AXP VP - High Yield Bond Fund                                              541
AXP VP - Income Opportunities Fund(b)                                       23
AXP VP - Large Cap Equity Fund                                             725
AXP VP - Large Cap Value Fund(a)                                           244
AXP VP - Managed Fund                                                      669
AXP VP - New Dimensions Fund                                                71
AXP VP - S&P 500 Index Fund                                              1,083
AXP VP - Short Duration U.S. Government Fund                               757
AXP VP - Small Cap Advantage Fund                                        1,730
AXP VP - Strategy Aggressive Fund                                          300
AXP VP - Threadneedle Emerging Markets Fund                                905
AXP VP - Threadneedle International Fund                                   694
                                                                        ------
(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

3.   SECURITIES TRANSACTIONS

For the year ended Aug. 31, 2004, cost of purchases and proceeds from sales of securities aggregated $3,323,906,118 (including $45,976,452 from IDS Life Series Money Market Portfolio that was acquired in the fund merger as described in Note
10) and $3,426,147,759, respectively, for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                                                    Purchases               Proceeds
AXP VP - Core Bond Fund(a)                                                           $   70,655,040         $   60,964,065
AXP VP - Diversified Bond Fund                                                        4,805,829,089(b)       5,040,432,089
AXP VP - Diversified Equity Income Fund                                                 513,611,335(c)         111,620,608
AXP VP - Equity Select Fund                                                             110,713,655             53,163,754
AXP VP - Global Bond Fund                                                               427,739,847            361,953,506
AXP VP - Growth Fund                                                                    485,122,032            461,164,441
AXP VP - High Yield Bond Fund                                                         1,553,555,468          1,356,237,434
AXP VP - Income Opportunities Fund(d)                                                     5,545,113              5,238,068
AXP VP - Large Cap Equity Fund                                                        2,822,319,878(e)       2,357,265,926
AXP VP - Large Cap Value Fund(a)                                                          5,211,152              1,118,779
AXP VP - Managed Fund                                                                 3,183,386,238(f)       3,134,370,214
AXP VP - New Dimensions Fund                                                          1,685,262,370          1,981,162,025
AXP VP - Partners Select Value Fund(a)                                                    5,471,519                586,915
AXP VP - Partners Small Cap Value Fund                                                  203,100,123            141,345,266
AXP VP - S&P 500 Index Fund                                                              92,240,390                977,634
AXP VP - Short Duration U.S. Government Fund                                            651,834,416(g)         630,388,008(h)
AXP VP - Small Cap Advantage Fund                                                       220,006,896            155,279,140
AXP VP - Strategy Aggressive Fund                                                       473,895,464            663,783,798
AXP VP - Threadneedle Emerging Markets Fund                                              58,850,722             32,941,883
AXP VP - Threadneedle International Fund                                              1,269,338,881(i)       1,146,341,683
                                                                                     --------------         --------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Including $77,304,542 from IDS Life Series Income Portfolio that was acquired in the fund merger as described in Note 10.

(c) Including $10,638,378 from IDS Life Series Equity Income Portfolio that was acquired in the fund merger as described in Note 10.

(d) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(e) Including $69,337,414 from AXP VP - Blue Chip Advantage Fund, $15,075,709 from AXP VP - Stock Fund and $565,926,204 from IDS Life Series Equity Portfolio that were acquired in the fund merger as described in Note 10.

(f) Including $343,045,330 from IDS Life Series Managed Portfolio that was acquired in the fund merger as described in Note 10.

(g) Including $23,655,864 from IDS Life Series Government Income Portfolio that was acquired in the fund merger as described in Note 10.

(h) Including $7,930,334 from securities sold to realign the Fund's portfolio immediately after the merger of IDS Life Series Government Portfolio.

(i) Including $161,678,021 from IDS Life Series International Equity Portfolio that was acquired in the fund merger as described in Note 10.

--------------------------------------------------------------------------------
102   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC for the year ended Aug. 31, 2004 are as follows:

Fund                                                            Amount paid
AXP VP - Diversified Equity Income Fund                           $  3,759
AXP VP - Equity Select Fund                                          1,650
AXP VP - Growth Fund                                                24,351
AXP VP - Large Cap Equity Fund                                      45,985
AXP VP - Large Cap Value Fund                                           17
AXP VP - Managed Fund                                               10,766
AXP VP - New Dimensions Fund                                       122,042
AXP VP - Strategy Aggressive Fund                                   14,828
                                                                  --------

Brokerage commissions paid to brokers affiliated with the subadvisers for AXP VP
- Partners Select Value Fund and AXP VP - Partners Small Cap Value Fund were $11,460 and $49,651, respectively, for the year ended Aug. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                                  Year ended Aug. 31, 2004
                                                               AXP VP -                   AXP VP -                AXP VP -
                                                                 Cash                       Core                 Diversified
                                                              Management                    Bond                    Bond
                                                                 Fund                      Fund(a)                  Fund
Sold                                                           407,892,748               1,167,565              11,630,729
Fund merger                                                     46,106,543                     N/A               7,879,202
Issued for reinvested distributions                              3,354,489                  33,416               5,685,611
Redeemed                                                      (552,221,480)               (150,706)            (35,168,272)
                                                            --------------               ---------             -----------
Net increase (decrease)                                        (94,867,700)              1,050,275              (9,972,730)
                                                            --------------               ---------             -----------

(a)  For the period from Feb. 4, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2003
                                                               AXP VP -                   AXP VP -                AXP VP -
                                                                 Cash                       Core                 Diversified
                                                              Management                    Bond                    Bond
                                                                 Fund                       Fund                    Fund
Sold                                                         1,034,451,999                   N/A                22,489,701
Issued for reinvested distribution                               8,163,727                   N/A                 7,739,126
Redeemed                                                    (1,297,574,772)                  N/A               (35,224,619)
                                                            --------------               ---------             -----------
Net increase (decrease)                                       (254,959,046)                  N/A                (4,995,792)
                                                            --------------               ---------             -----------

                                                                                  Year ended Aug. 31, 2004
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                               Diversified                 Equity                  Global
                                                              Equity Income                Select                   Bond
                                                                  Fund                      Fund                    Fund
Sold                                                            37,052,964               6,310,689               8,683,374
Fund merger                                                      1,133,932                     N/A                     N/A
Issued for reinvested distributions                                698,518                      --               1,907,183
Redeemed                                                        (1,803,706)               (935,350)             (2,842,102)
                                                            --------------               ---------             -----------
Net increase (decrease)                                         37,081,708               5,375,339               7,748,455
                                                            --------------               ---------             -----------

                                                                                  Year ended Aug. 31, 2003
                                                               AXP VP -                   AXP VP -                AXP VP -
                                                              Diversified                  Equity                  Global
                                                             Equity Income                 Select                   Bond
                                                                     Fund                   Fund                    Fund
Sold                                                            15,141,340               8,836,598               8,750,558
Issued for reinvested distributions                                656,338                      --               1,621,030
Redeemed                                                        (9,246,293)               (384,943)             (3,568,486)
                                                            --------------               ---------             -----------
Net increase (decrease)                                          6,551,385               8,451,655               6,803,102
                                                            --------------               ---------             -----------

--------------------------------------------------------------------------------
103   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                                                                  Year ended Aug. 31, 2004
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                 Growth                  High Yield                Income
                                                                  Fund                    Bond Fund             Opportunities
                                                                                                                   Fund(a)
Sold                                                             8,891,498              42,800,480                   4,125
Issued for reinvested distributions                                 83,497              11,120,215                  15,146
Redeemed                                                        (4,039,515)            (18,357,854)                 (2,993)
                                                               -----------             -----------             -----------
Net increase (decrease)                                          4,935,480              35,562,841                  16,278

(a)  For the period from June 1, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2003
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                 Growth                  High Yield                Income
                                                                  Fund                    Bond Fund             Opportunities
                                                                                                                    Fund
Sold                                                            15,981,122              71,858,946                  N/A
Issued for reinvested distributions                                 70,858               8,853,755                  N/A
Redeemed                                                        (3,986,581)            (47,133,508)                 N/A
                                                               -----------             -----------             -----------
Net increase (decrease)                                         12,065,399              33,579,193                  N/A
                                                               -----------             -----------             -----------

                                                                                  Year ended Aug. 31, 2004
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                Large Cap                 Large Cap                Managed
                                                                 Equity                     Value                   Fund
                                                                  Fund                     Fund(a)
Sold                                                             3,370,740                 435,972               2,270,005
Fund merger                                                     34,368,282                     N/A              26,869,054
Issued for reinvested distributions                                678,836                   1,370               3,807,992
Redeemed                                                       (17,070,590)                 (9,197)            (30,822,612)
                                                               -----------             -----------             -----------
Net increase (decrease)                                         21,347,268                 428,145               2,124,439
                                                               -----------             -----------             -----------

(a)  For the period from Feb. 4, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2003
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                Large Cap                 Large Cap                Managed
                                                                 Equity                     Value                   Fund
                                                                  Fund                      Fund
Sold                                                             2,362,134                   N/A                 4,062,031
Issued for reinvested distributions                                800,832                   N/A                 7,990,651
Redeemed                                                       (28,451,446)                  N/A               (46,100,074)
                                                               -----------             -----------             -----------
Net increase (decrease)                                        (25,288,480)                  N/A               (34,047,392)
                                                               -----------             -----------             -----------

                                                                                  Year ended Aug. 31, 2004
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                   New                    Partners             Partners Small
                                                               Dimensions               Select Value              Cap Value
                                                                  Fund                     Fund(a)                  Fund
Sold                                                             9,122,276                 581,840               6,391,238
Issued for reinvested distributions                              1,368,805                     342                 201,350
Redeemed                                                       (26,509,122)                (17,212)               (868,840)
                                                               -----------             -----------             -----------
Net increase (decrease)                                        (16,018,041)                564,970               5,723,748
                                                               -----------             -----------             -----------

(a)  For the period from Feb. 4, 2004 (date the Fund became available) to Aug.
     31, 2004.

--------------------------------------------------------------------------------
104   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                                                                  Year ended Aug. 31, 2003
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                   New                    Partners             Partners Small
                                                               Dimensions               Select Value              Cap Value
                                                                  Fund                     Fund                    Fund
Sold                                                            15,280,603                   N/A                 5,477,129
Issued for reinvested distributions                              1,422,655                   N/A                    41,935
Redeemed                                                       (31,925,693)                  N/A                  (356,206)
                                                               -----------              ----------             -----------
Net increase (decrease)                                        (15,222,435)                  N/A                 5,162,858
                                                               -----------              ----------             -----------

                                                                                  Year ended Aug. 31, 2004
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                 S&P 500               Short Duration             Small Cap
                                                                  Index                U.S. Government            Advantage
                                                                  Fund                     Fund                    Fund
Sold                                                            14,172,187               8,475,468               5,947,797
Fund merger                                                            N/A               2,394,508                     N/A
Issued for reinvested distributions                                337,998               1,274,589                      --
Redeemed                                                        (1,851,687)             (8,983,052)               (419,580)
                                                               -----------              ----------             -----------
Net increase (decrease)                                         12,658,498               3,161,513               5,528,217
                                                               -----------              ----------             -----------

                                                                                  Year ended Aug. 31, 2003
                                                                AXP VP -                  AXP VP -                AXP VP -
                                                                 S&P 500               Short Duration             Small Cap
                                                                  Index                U.S. Government            Advantage
                                                                  Fund                      Fund                    Fund
Sold                                                            10,815,463              25,859,995               2,733,191
Issued for reinvested distributions                                229,997               1,092,715                      --
Redeemed                                                        (1,925,880)             (7,318,788)               (445,359)
                                                               -----------              ----------             -----------
Net increase (decrease)                                          9,119,580              19,633,922               2,287,832
                                                               -----------              ----------             -----------

                                                                                  Year ended Aug. 31, 2004
                                                                 AXP VP -                  AXP VP -                AXP VP -
                                                                 Strategy                Threadneedle            Threadneedle
                                                                Aggressive             Emerging Markets          International
                                                                   Fund                      Fund                    Fund
Sold                                                             2,637,965               3,182,131              11,006,483
Fund merger                                                            N/A                     N/A              21,939,684
Issued for reinvested distributions                                     --                  25,814               1,079,430
Redeemed                                                       (26,077,460)               (448,306)            (18,496,473)
                                                               -----------              ----------             -----------
Net increase (decrease)                                        (23,439,495)              2,759,639              15,529,124
                                                               -----------              ----------             -----------

                                                                                  Year ended Aug. 31, 2003
                                                                 AXP VP -                  AXP VP -                AXP VP -
                                                                 Strategy                Threadneedle            Threadneedle
                                                                Aggressive             Emerging Markets          International
                                                                   Fund                     Fund                    Fund
Sold                                                             6,880,685               1,532,314              61,563,364
Issued for reinvested distributions                                     --                   3,929               1,051,833
Redeemed                                                       (41,451,528)             (1,005,938)            (84,683,630)
                                                               -----------              ----------             -----------
Net increase (decrease)                                        (34,570,843)                530,305             (22,068,433)
                                                               -----------              ----------             -----------

--------------------------------------------------------------------------------
105   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Aug. 31, 2004, AXP VP - Diversified Equity Income Fund, AXP VP - Global Bond Fund and AXP VP - Threadneedle Emerging Markets Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - Diversified Equity Income Fund

                                         Currency to            Currency to              Unrealized              Unrealized
Exchange date                           be delivered            be received             appreciation            depreciation
Sept. 1, 2004                              1,319,862                734,955                $4,675                    $--
                                         U.S. Dollar          British Pound
                                  ------------------      -----------------               -------                   ----

AXP VP - Global Bond Fund
                                         Currency to            Currency to              Unrealized              Unrealized
Exchange date                           be delivered            be received             appreciation            depreciation
Sept. 7, 2004                              1,890,000              2,700,000              $ 10,595                    $--
                                         U.S. Dollar      Australian Dollar
Sept. 9, 2004                              9,394,347          1,047,000,000               194,108                     --
                                         U.S. Dollar           Japanese Yen
                                  ------------------      -----------------              --------                   ----
Total                                                                                    $204,703                    $--
                                                                                         --------                   ----
AXP VP - Threadneedle Emerging Markets Fund
                                         Currency to            Currency to              Unrealized              Unrealized
Exchange date                           be delivered            be received             appreciation            depreciation
Sept. 1, 2004                              3,200,000                481,109                $1,881                    $--
                                  South African Rand            U.S. Dollar
                                  ------------------      -----------------               -------                   ----

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan as of Aug. 31, 2004.

                                                             AXP VP -            AXP VP -          AXP VP -       AXP VP -
                                                         Diversified Bond   Diversified Equity    Global Bond      Growth
                                                               Fund             Income Fund          Fund           Fund
Value of securities on loan to brokers                      $37,792,453         $14,351,930        $4,197,960    $1,810,400
                                                            -----------         -----------        ----------    ----------
Collateral received for securities loaned:
Cash                                                        $38,500,620         $15,309,000        $4,290,000    $1,840,000
U.S. government securities, at value                                 --                  --                --            --
                                                            -----------         -----------        ----------    ----------
Total collateral received for securities loaned             $38,500,620         $15,309,000        $4,290,000    $1,840,000
                                                            -----------         -----------        ----------    ----------

                                                                                                   AXP VP -       AXP VP -
                                                             AXP VP -            AXP VP -             New         Small Cap
                                                             Large Cap            Managed         Dimensions      Advantage
                                                            Equity Fund            Fund              Fund           Fund
Value of securities on loan to brokers                      $32,704,600         $12,919,146          $788,920    $1,858,900
                                                            -----------         -----------        ----------    ----------
Collateral received for securities loaned:
Cash                                                        $33,776,000         $13,216,900          $800,800    $1,985,000
U.S. government securities, at value                                 --                  --                --            --
                                                            -----------         -----------        ----------    ----------
Total collateral received for securities loaned             $33,776,000         $13,216,900          $800,800    $1,985,000
                                                            -----------         -----------        ----------    ----------

                                                                                                   AXP VP -       AXP VP -
                                                                                                   Strategy     Threadneedle
                                                                                                  Aggressive    International
                                    Fund Fund
Value of securities on loan to brokers                                                            $12,237,000    $7,257,289
                                                                                                  -----------    ----------
Collateral received for securities loaned:
Cash                                                                                              $13,270,000    $7,521,000
U.S. government securities, at value                                                                       --            --
                                                                                                  -----------    ----------
Total collateral received for securities loaned                                                   $13,270,000    $7,521,000
                                                                                                  -----------    ----------

--------------------------------------------------------------------------------
106   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."

Income from securities lending amounted to $245,287, $71,676, $35,540, $10,794, $37,722, $84,622, $107,097, $4,531, $32,201 and $357,664 for AXP VP -
Diversified Bond Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Global Bond Fund, AXP VP - Growth Fund, AXP VP - Large Cap Equity Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Strategy Aggressive Fund and AXP VP - Threadneedle International Fund, respectively, for the year ended Aug. 31, 2004.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

As of Aug. 31, 2004, AXP VP - Core Bond Fund's investments in securities included securities valued at $29,040 that were pledged as collateral to cover initial margin deposits on 6 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2004 was $673,875 with a net unrealized loss of $3,032. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - Diversified Bond Fund's investments in securities included securities valued at $1,925,864 that were pledged as collateral to cover initial margin deposits on 245 open purchase interest rate futures contracts and 1,634 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2004 was $27,271,563 with a net unrealized gain of $466,699. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2004 was $183,955,344 with a net unrealized loss of $3,142,690. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - Global Bond Fund's investments in securities included securities valued at $246,304 that were pledged as collateral to cover initial margin deposits on 150 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2004 was $16,886,000 with a net unrealized loss of $107,482. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - Managed Fund's investments in securities included securities valued at $920,255 that were pledged as collateral to cover initial margin deposits on 205 open purchase interest rate futures contracts and 878 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2004 was $22,819,063 with a net unrealized gain of $389,820. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2004 was $98,703,860 with a net unrealized loss of $1,479,292. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - New Dimensions Fund's investments in securities included securities valued at $9,509,100 that were pledged as collateral to cover initial margin deposits on 319 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Aug. 31, 2004 was $88,051,975 with a net unrealized loss of $662,029. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - S&P 500 Index Fund's investments in securities included securities valued at $653,540 that were pledged as collateral to cover initial margin deposits on 128 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Aug. 31, 2004 was $7,066,240 with a net unrealized gain of $85,803. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $479,346 that were pledged as collateral to cover initial margin deposits on 100 open purchase interest rate futures contracts and 466 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2004 was $20,391,344 with a net unrealized gain of $140,761. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2004 was $51,933,018 with a net unrealized loss of 339,357. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Aug. 31, 2004, AXP VP - Small Cap Advantage Fund's investments in securities included securities valued at $165,800 that were pledged as collateral to cover initial margin deposits on 3 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Aug. 31, 2004 was $822,150 with a net unrealized loss of $1,487. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
107   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP - Diversified Bond Fund during the year ended Aug. 31, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                         197                $ 377,823                   197                $ 180,822
Exercised                                    (197)                (377,823)                   --                       --
Expired                                        --                       --                  (197)                (180,822)
                                             ----                ---------                  ----                ---------
Balance Aug. 31, 2004                          --                $      --                    --                $      --
                                             ----                ---------                  ----                ---------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Global Bond Fund during the year ended Aug. 31, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                          33                 $ 63,290                    33                 $ 30,290
Exercised                                     (33)                 (63,290)                   --                       --
Expired                                        --                       --                   (33)                 (30,290)
                                              ---                 --------                   ---                 --------
Balance Aug. 31, 2004                          --                 $     --                    --                 $     --
                                              ---                 --------                   ---                 --------

See "Summary of significant accounting policies."

Contracts and premiums associated with options on futures contracts written by AXP VP - Managed Fund during the year ended Aug. 31, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                          89                $ 170,692                    89                 $ 81,691
Exercised                                     (89)                (170,692)                   --                       --
Expired                                        --                       --                   (89)                 (81,691)
                                              ---                 --------                   ---                 --------
Balance Aug. 31, 2004                          --                $      --                    --                 $     --
                                              ---                ---------                   ---                 --------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Short Duration U.S. Government Fund during the year ended Aug. 31, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                          50                $  52,925                    60                $  54,135
Opened                                        250                  366,344                   345                  356,354
Closed                                       (300)                (419,269)                 (195)                (235,392)
Expired                                        --                       --                  (135)                (133,210)
                                             ----                ---------                  ----                ---------
Balance Aug. 31, 2004                          --                $      --                    75                $  41,887
                                             ----                ---------                  ----                ---------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Strategy Aggressive Fund during the year ended Aug. 31, 2004 are as follows:

                                                                                                        Puts
                                                                                          Contracts               Premiums
Balance Aug. 31, 2003                                                                         --                $      --
Opened                                                                                     2,400                  377,025
Closed                                                                                        --                       --
Exercised                                                                                     --                       --
Expired                                                                                   (2,400)                (377,025)
                                                                                          ------                ---------
Balance Aug. 31, 2004                                                                         --                $      --
                                                                                          ------                ---------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of Aug. 31, 2004 are as follows:

Fund                                                                Carry-over
AXP VP - Cash Management Fund                                   $        3,072
AXP VP - Core Bond Fund                                                145,044
AXP VP - Diversified Bond Fund                                     151,358,644
AXP VP - Diversified Equity Income Fund                              3,603,954
AXP VP - Equity Select Fund                                          6,215,578
AXP VP - Global Bond Fund                                            1,693,457
AXP VP - Growth Fund                                               143,267,473
AXP VP - High Yield Bond Fund                                      252,893,099
AXP VP - Income Opportunities Fund                                          --
AXP VP - Large Cap Equity Fund                                     622,844,931
AXP VP - Large Cap Value Fund                                               --
AXP VP - Managed Fund                                              159,494,410
AXP VP - New Dimensions Fund                                       399,517,353
AXP VP - Partners Select Value Fund                                         --
AXP VP - Partners Small Cap Value Fund                                      --
AXP VP - S&P 500 Index Fund                                          2,210,617
AXP VP - Short Duration U.S. Government Fund                         4,101,253
AXP VP - Small Cap Advantage Fund                                           --
AXP VP - Strategy Aggressive Fund                                1,400,202,513
AXP VP - Threadneedle Emerging Markets Fund                                 --
AXP VP - Threadneedle International Fund                           795,220,548
                                                                --------------

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

Fund                                                                 2007                   2008                    2009
AXP VP - Cash Management Fund                                  $        --              $     3,072            $         --
AXP VP - Core Bond Fund                                                 --                       --                      --
AXP VP - Diversified Bond Fund                                  14,789,852               53,324,465              47,894,894
AXP VP - Diversified Equity Income Fund                                 --                       --                 115,766
AXP VP - Equity Select Fund                                             --                       --                      --
AXP VP - Global Bond Fund                                               --                       --                      --
AXP VP - Growth Fund                                                    --                       --                      --
AXP VP - High Yield Bond Fund                                           --                5,727,984              40,154,779
AXP VP - Income Opportunities Fund                                      --                       --                      --
AXP VP - Large Cap Equity Fund                                          --                       --             160,388,406
AXP VP - Large Cap Value Fund                                           --                       --                      --
AXP VP - Managed Fund                                                   --               33,216,493              59,893,474
AXP VP - New Dimensions Fund                                            --                       --                      --
AXP VP - Partners Select Value Fund                                     --                       --                      --
AXP VP - Partners Small Cap Value Fund                                  --                       --                      --
AXP VP - S&P 500 Index Fund                                             --                       --                      --
AXP VP - Short Duration U.S. Government Fund                            --                       --                      --
AXP VP - Small Cap Advantage Fund                                       --                       --                      --
AXP VP - Strategy Aggressive Fund                                       --                       --             124,275,882
AXP VP - Threadneedle Emerging Markets Fund                             --                       --                      --
AXP VP - Threadneedle International Fund                                --               44,583,531              18,436,163
                                                               -----------              -----------            ------------

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Fund                                                              2010              2011             2012              2013
AXP VP - Cash Management Fund                             $         --      $         --      $        --       $        --
AXP VP - Core Bond Fund                                             --                --          145,044                --
AXP VP - Diversified Bond Fund                               9,863,475        15,651,826        4,207,631         5,626,501
AXP VP - Diversified Equity Income Fund                             --         3,488,188               --                --
AXP VP - Equity Select Fund                                         --           859,005               --         5,356,573
AXP VP - Global Bond Fund                                    1,693,457                --               --                --
AXP VP - Growth Fund                                        62,888,817        79,742,473               --           636,183
AXP VP - High Yield Bond Fund                              100,694,093       106,316,243               --                --
AXP VP - Income Opportunities Fund                                  --                --               --                --
AXP VP - Large Cap Equity Fund                              64,179,516       398,277,009               --                --
AXP VP - Large Cap Value Fund                                       --                --               --                --
AXP VP - Managed Fund                                               --        66,384,443               --                --
AXP VP - New Dimensions Fund                               249,136,806       150,380,547               --                --
AXP VP - Partners Select Value Fund                                 --                --               --                --
AXP VP - Partners Small Cap Value Fund                              --                --               --                --
AXP VP - S&P 500 Index Fund                                    171,047         2,039,570               --                --
AXP VP - Short Duration U.S. Government Fund                        --                --               --         4,101,253
AXP VP - Small Cap Advantage Fund                                   --                --               --                --
AXP VP - Strategy Aggressive Fund                          869,472,336       310,534,170       39,544,440        56,375,685
AXP VP - Threadneedle Emerging Markets Fund                         --                --               --                --
AXP VP - Threadneedle International Fund                   619,734,726        90,583,080       21,883,048                --
                                                          ------------      ------------      -----------       -----------

The Funds, in connection with the mergers as described in Note 10, acquired the following capital loss carry-overs:

Fund                                                                Carry-over
AXP VP - Cash Management Fund                                     $         --
AXP VP - Diversified Bond Fund                                       1,887,673
AXP VP - Diversified Equity Income Fund                                203,410
AXP VP - Large Cap Equity Fund                                     219,522,945
AXP VP - Managed Fund                                               93,466,496
AXP VP - Short Duration U.S. Government Fund                           105,388
AXP VP - Threadneedle International Fund                            65,239,405

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

10. FUND MERGERS

AXP VP - Cash Management Fund

At the close of business on July 9, 2004, AXP VP - Cash Management Fund acquired the assets and assumed the identified liabilities of IDS Life Series Money Market Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Cash Management Fund immediately before the acquisition were $715,812,600 and the combined net assets immediately after the acquisition were $761,902,594.

The merger was accomplished by a tax-free exchange of 46,093,550 shares of IDS Life Series Money Market Portfolio valued at $46,089,994.

In exchange for the IDS Life Series Money Market Portfolio shares and net assets, AXP VP - Cash Management Fund issued 46,106,543 shares.

IDS Life Series Money Market Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $46,089,994, which includes $46,089,994 of capital stock.

--------------------------------------------------------------------------------
110   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

At the close of business on July 9, 2004, AXP VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of IDS Life Series Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Diversified Bond Fund immediately before the acquisition were $1,605,166,947 and the combined net assets immediately after the acquisition were $1,687,687,627.

The merger was accomplished by a tax-free exchange of 8,455,589 shares of IDS Life Series Income Portfolio valued at $82,520,680.

In exchange for the IDS Life Series Income Portfolio shares and net assets, AXP VP - Diversified Bond Fund issued 7,879,202 shares.

IDS Life Series Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $82,520,680, which includes $84,752,461 of capital stock, ($282,284) of unrealized depreciation and ($1,949,497) of accumulated net realized loss.

AXP VP - Diversified Equity Income Fund

At the close of business on July 9, 2004, AXP VP - Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of IDS Life Series Equity Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Diversified Equity Income Fund immediately before the acquisition were $784,736,631 and the combined net assets immediately after the acquisition were $797,507,627.

The merger was accomplished by a tax-free exchange of 1,171,233 shares of IDS Life Series Equity Income Portfolio valued at $12,770,996.

In exchange for the IDS Life Series Equity Income Portfolio shares and net assets, AXP VP - Diversified Equity Income Fund issued 1,133,932 shares.

IDS Life Series Equity Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $12,770,996, which includes $11,141,310 of capital stock, $1,942,850 of unrealized appreciation and ($313,164) accumulated net realized loss.

AXP VP - Large Cap Equity Fund

At the close of business on July 9, 2004, AXP VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Large Cap Equity Fund immediately before the acquisition were $1,956,841,848 and the combined net assets immediately after the acquisition were $2,635,350,043.

The merger was accomplished by a tax-free exchange of the following:

                                                     Shares           Value
AXP VP - Blue Chip Advantage Fund                  9,018,701      $ 70,580,460
AXP VP - Stock Fund                                1,802,859      $ 15,558,284
IDS Life Series Equity Portfolio                  41,391,258      $592,369,451
                                                  ----------      ------------

In exchange for the AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio shares and net assets, AXP VP - Large Cap Equity Fund issued 34,368,282 shares.

AXP VP - Blue Chip Advantage Fund's, AXP VP - Stock Fund's and IDS Life Series Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                                                  Temporary
                                             Total            Capital        Unrealized      Accumulated net     book-to-tax
                                          net assets           stock        appreciation      realized loss      differences
AXP VP - Blue Chip Advantage Fund      $ 70,580,460      $ 91,818,264        $   525,481      $ (21,763,285)       $  --
AXP VP - Stock Fund                      15,558,284        15,459,338            150,180            (51,233)          (1)
IDS Life Series Equity Portfolio        592,369,451       773,667,893         18,050,167       (199,348,293)        (316)
                                       ------------      ------------        -----------      -------------        -----

--------------------------------------------------------------------------------
111   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

At the close of business on July 9, 2004, AXP VP - Managed Fund acquired the assets and assumed the identified liabilities of IDS Life Series Managed Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Managed Fund immediately before the acquisition were $2,327,723,407 and the combined net assets immediately after the acquisition were $2,705,102,673.

The merger was accomplished by a tax-free exchange of 28,120,071 shares of IDS Life Series Managed Portfolio valued at $377,379,266.

In exchange for the IDS Life Series Managed Portfolio shares and net assets, AXP VP - Managed Fund issued 26,869,054 shares.

IDS Life Series Managed Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $377,379,266, which includes $463,274,174 of capital stock, $8,315,086 of unrealized appreciation, ($94,202,895) of accumulated net realized loss and ($7,099) of temporary book-to-tax differences.

AXP VP - Short Duration U.S. Government Fund

At the close of business on July 9, 2004, AXP VP - Short Duration U.S. Government Fund acquired the assets and assumed the identified liabilities of IDS Life Series Government Securities Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Short Duration U.S. Government Fund immediately before the acquisition were $472,541,031 and the combined net assets immediately after the acquisition were $497,231,191.

The merger was accomplished by a tax-free exchange of 2,399,885 shares of IDS Life Series Government Securities Portfolio valued at $24,690,160.

In exchange for the IDS Life Series Government Securities Portfolio shares and net assets, AXP VP - Short Duration U.S. Government Fund issued 2,394,508 shares.

IDS Life Series Government Securities Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $24,690,160, which includes $24,504,312 of capital stock, $292,495 of unrealized appreciation and ($106,647) of accumulated net realized loss.

AXP VP - Threadneedle International Fund

At the close of business on July 9, 2004, AXP VP - Threadneedle International Fund acquired the assets and assumed the identified liabilities of IDS Life Series International Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Threadneedle International Fund immediately before the acquisition were $823,057,521 and the combined net assets immediately after the acquisition were $1,008,727,812.

The merger was accomplished by a tax-free exchange of 16,165,428 shares of IDS Life Series International Equity Portfolio valued at $185,670,291.

In exchange for the IDS Life Series International Equity Portfolio shares and net assets, AXP VP - Threadneedle International Fund issued 21,939,684 shares.

IDS Life Series International Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $185,670,291, which includes $230,940,962 of capital stock, $20,280,571 of unrealized appreciation, ($65,518,971) of accumulated net realized loss and ($32,271) of temporary book-to-tax differences.

11. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Each Fund had no borrowings outstanding during the year ended Aug. 31, 2004.

Effective Sept. 21, 2004, the Funds will enter into a new revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Funds will be permitted to have bank borrowings for temporary or emergency purposes, including funding shareholder redemptions.

--------------------------------------------------------------------------------
112   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - Cash Management Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004        2003        2002         2001       2000
Net asset value, beginning of period                                   $1.00       $1.00       $1.00        $1.00      $1.00
Income from investment operations:
Net investment income (loss)                                              --         .01         .02          .05        .05
Less distributions:
Dividends from net investment income                                      --        (.01)       (.02)        (.05)      (.05)
Net asset value, end of period                                         $1.00       $1.00       $1.00        $1.00      $1.00

Ratios/supplemental data
Net assets, end of period (in millions)                                 $773        $868      $1,123       $1,063       $783
Ratio of expenses to average daily net assets(b)                        .69%        .70%        .69%         .68%       .68%
Ratio of net investment income (loss) to average daily net assets       .47%        .72%       1.61%        4.76%      5.38%
Total return(c)                                                         .48%        .72%       1.59%        4.94%      5.52%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - Core Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004(b)
Net asset value, beginning of period                                  $ 9.98
Income from investment operations:
Net investment income (loss)                                             .14
Net gains (losses) (both realized and unrealized)                        .03
Total from investment operations                                         .17
Less distributions:
Dividends from net investment income                                    (.14)
Net asset value, end of period                                        $10.01

Ratios/supplemental data
Net assets, end of period (in millions)                                  $36
Ratio of expenses to average daily net assets(c),(d)                    .95%(f)
Ratio of net investment income (loss) to average daily net assets      2.33%(f)
Portfolio turnover rate (excluding short-term securities)               221%
Total return(e)                                                        1.67%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.13% for the period ended Aug. 31, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
113   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000
Net asset value, beginning of period                                   $10.40      $10.38      $10.61       $10.29     $10.56
Income from investment operations:
Net investment income (loss)                                              .38         .44         .56          .70        .75
Net gains (losses) (both realized and unrealized)                         .22         .02        (.23)         .30       (.27)
Total from investment operations                                          .60         .46         .33         1.00        .48
Less distributions:
Dividends from net investment income                                     (.38)       (.44)       (.56)        (.68)      (.75)
Net asset value, end of period                                         $10.62      $10.40      $10.38       $10.61     $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                                $1,696      $1,765      $1,814       $1,626     $1,468
Ratio of expenses to average daily net assets(b)                         .81%        .81%        .80%         .80%       .79%
Ratio of net investment income (loss) to average daily net assets       3.60%       4.23%       5.41%        6.72%      7.30%
Portfolio turnover rate (excluding short-term securities)                295%        251%        167%         122%        70%
Total return(c)                                                         5.84%       4.50%       3.20%       10.07%      4.69%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - Diversified Equity Income Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                   $ 9.65       $8.41      $10.20       $10.05     $ 9.76
Income from investment operations:
Net investment income (loss)                                              .17         .17         .13          .11        .10
Net gains (losses) (both realized and unrealized)                        1.51        1.24       (1.75)         .15        .30
Total from investment operations                                         1.68        1.41       (1.62)         .26        .40
Less distributions:
Dividends from net investment income                                     (.16)       (.17)       (.13)        (.11)      (.11)
Distributions from realized gains                                          --          --        (.04)          --         --
Total distributions                                                      (.16)       (.17)       (.17)        (.11)      (.11)
Net asset value, end of period                                         $11.17       $9.65     $  8.41       $10.20     $10.05

Ratios/supplemental data
Net assets, end of period (in millions)                                  $843        $370        $267         $106        $23
Ratio of expenses to average daily net assets(c)                         .86%        .76%        .87%         .91%(d)    .95%(d),(f)
Ratio of net investment income (loss) to average daily net assets       1.77%       2.13%       1.59%        1.49%      1.42%(f)
Portfolio turnover rate (excluding short-term securities)                 19%         39%         35%          68%        53%
Total return(e)                                                        17.53%      17.00%     (16.16%)       2.56%      4.21%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
114   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Equity Select Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001(b)
Net asset value, beginning of period                                    $10.09      $ 8.54      $ 9.57       $10.27
Income from investment operations:
Net investment income (loss)                                              (.05)       (.05)       (.04)        (.01)
Net gains (losses) (both realized and unrealized)                          .07        1.60        (.99)        (.69)
Total from investment operations                                           .02        1.55       (1.03)        (.70)
Net asset value, end of period                                          $10.11      $10.09      $ 8.54       $ 9.57

Ratios/supplemental data
Net assets, end of period (in millions)                                   $225        $170         $72          $14
Ratio of expenses to average daily net assets(c)                          .85%       1.06%       1.10%(d)     1.10%(d),(f)
Ratio of net investment income (loss) to average daily net assets        (.49%)      (.71%)      (.76%)       (.45%)(f)
Portfolio turnover rate (excluding short-term securities)                  25%         19%         20%          19%
Total return(e)                                                           .13%      18.20%     (10.77%)      (6.82%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - Global Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001       2000
Net asset value, beginning of period                                    $10.40      $10.02      $ 9.76        $9.34      $9.84
Income from investment operations:
Net investment income (loss)                                               .35         .34         .38          .43        .32
Net gains (losses) (both realized and unrealized)                          .73         .61         .36          .23       (.51)
Total from investment operations                                          1.08         .95         .74          .66       (.19)
Less distributions:
Dividends from net investment income                                      (.66)       (.57)       (.48)        (.24)      (.31)
Net asset value, end of period                                          $10.82      $10.40      $10.02        $9.76      $9.34

Ratios/supplemental data
Net assets, end of period (in millions)                                   $409        $312        $233         $191       $177
Ratio of expenses to average daily net assets(b)                         1.08%       1.09%       1.08%        1.07%      1.07%
Ratio of net investment income (loss) to average daily net assets        2.76%       3.08%       3.92%        4.54%      4.81%
Portfolio turnover rate (excluding short-term securities)                 105%        102%         46%          34%        50%
Total return(c)                                                         10.57%       9.56%       7.83%        7.14%     (1.90%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
115   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                    $5.45       $5.00      $ 6.48       $13.46     $ 9.72
Income from investment operations:
Net investment income (loss)                                              .02         .01          --         (.01)        --
Net gains (losses) (both realized and unrealized)                         .24         .45       (1.48)       (6.97)      3.75
Total from investment operations                                          .26         .46       (1.48)       (6.98)      3.75
Less distributions:
Dividends from net investment income                                     (.02)       (.01)         --           --         --
Tax return of capital                                                      --          --          --           --       (.01)
Total distributions                                                      (.02)       (.01)         --           --       (.01)
Net asset value, end of period                                          $5.69       $5.45      $ 5.00      $  6.48     $13.46

Ratios/supplemental data
Net assets, end of period (in millions)                                  $261        $223        $144         $177       $195
Ratio of expenses to average daily net assets(c)                         .85%        .99%        .81%         .90%(d)    .95%(d),(f)
Ratio of net investment income (loss) to average daily net assets        .27%        .20%         --%        (.19%)     (.09%)(f)
Portfolio turnover rate (excluding short-term securities)                192%        199%        272%          41%        17%
Total return(e)                                                         4.64%       9.29%     (22.80%)     (51.87%)    38.59%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended Aug 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - High Yield Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000
Net asset value, beginning of period                                    $6.22       $5.66      $ 6.83        $7.76      $8.75
Income from investment operations:
Net investment income (loss)                                              .47         .48         .56          .79        .85
Net gains (losses) (both realized and unrealized)                         .38         .54       (1.17)        (.95)      (.99)
Total from investment operations                                          .85        1.02        (.61)        (.16)      (.14)
Less distributions:
Dividends from net investment income                                     (.47)       (.46)       (.56)        (.77)      (.85)
Net asset value, end of period                                          $6.60       $6.22      $ 5.66        $6.83      $7.76

Ratios/supplemental data
Net assets, end of period (in millions)                                $1,130        $843        $577         $609       $595
Ratio of expenses to average daily net assets(b)                         .82%        .83%        .83%         .82%       .82%
Ratio of net investment income (loss) to average daily net assets       7.30%       8.31%       8.91%       11.04%     10.35%
Portfolio turnover rate (excluding short-term securities)                139%        141%        135%          86%        63%
Total return(c)                                                        14.03%      18.81%      (9.33%)      (1.89%)    (1.59%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
116   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Income Opportunities Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004(b)
Net asset value, beginning of period                                  $ 9.93
Income from investment operations:
Net investment income (loss)                                             .15
Net gains (losses) (both realized and unrealized)                        .36
Total from investment operations                                         .51
Less distributions:
Dividends from net investment income                                    (.15)
Net asset value, end of period                                        $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                                  $16
Ratio of expenses to average daily net assets(c),(d)                    .99%(f)
Ratio of net investment income (loss) to average daily net assets      6.03%(f)
Portfolio turnover rate (excluding short-term securities)                36%
Total return(e)                                                        5.17%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.55% for the period ended Aug. 31, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - Large Cap Equity Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004        2003        2002         2001       2000
Net asset value, beginning of period                                  $18.04      $16.48      $20.87      $ 37.21     $34.62
Income from investment operations:
Net investment income (loss)                                             .14         .10         .10          .05        .01
Net gains (losses) (both realized and unrealized)                       1.28        1.56       (2.83)      (12.96)      6.20
Total from investment operations                                        1.42        1.66       (2.73)      (12.91)      6.21
Less distributions:
Dividends from net investment income                                    (.14)       (.10)       (.09)        (.04)      (.01)
Distributions from realized gains                                         --          --       (1.57)       (3.39)     (3.61)
Total distributions                                                     (.14)       (.10)      (1.66)       (3.43)     (3.62)
Net asset value, end of period                                        $19.32      $18.04      $16.48      $ 20.87     $37.21

Ratios/supplemental data
Net assets, end of period (in millions)                               $2,535      $1,982      $2,227       $3,270     $5,920
Ratio of expenses to average daily net assets(b)                        .85%        .85%        .80%         .78%       .77%
Ratio of net investment income (loss) to average daily net assets       .72%        .62%        .52%         .13%      (.02%)
Portfolio turnover rate (excluding short-term securities)               114%        115%        146%          62%        52%
Total return(c)                                                        7.87%      10.16%     (14.08%)     (36.48%)    19.26%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
117   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Large Cap Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004(b)
Net asset value, beginning of period                                   $ 9.99
Income from investment operations:
Net investment income (loss)                                              .05
Net gains (losses) (both realized and unrealized)                         .02
Total from investment operations                                          .07
Less distributions:
Dividends from net investment income                                     (.06)
Net asset value, end of period                                         $10.00

Ratios/supplemental data
Net assets, end of period (in millions)                                    $7
Ratio of expenses to average daily net assets(c),(d)                    1.05%(f)
Ratio of net investment income (loss) to average daily net assets       1.03%(f)
Portfolio turnover rate (excluding short-term securities)                 24%
Total return(e)                                                          .69%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 2.85% for the period ended Aug. 31, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - Managed Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000
Net asset value, beginning of period                                   $13.00      $12.32      $15.30       $20.81     $18.84
Income from investment operations:
Net investment income (loss)                                              .31         .31         .33          .44        .47
Net gains (losses) (both realized and unrealized)                        1.17         .82       (1.88)       (4.32)      2.85
Total from investment operations                                         1.48        1.13       (1.55)       (3.88)      3.32
Less distributions:
Dividends from net investment income                                     (.31)       (.31)       (.34)        (.39)      (.48)
Distributions from realized gains                                          --        (.14)      (1.09)       (1.24)      (.87)
Total distributions                                                      (.31)       (.45)      (1.43)       (1.63)     (1.35)
Net asset value, end of period                                         $14.17      $13.00      $12.32       $15.30     $20.81

Ratios/supplemental data
Net assets, end of period (in millions)                                $2,664      $2,416      $2,709       $3,759     $5,223
Ratio of expenses to average daily net assets(b)                         .78%        .80%        .77%         .76%       .75%
Ratio of net investment income (loss) to average daily net assets       2.16%       2.48%       2.31%        2.46%      2.37%
Portfolio turnover rate (excluding short-term securities)                133%        119%        103%          63%        49%
Total return(c)                                                        11.39%       9.40%     (10.91%)     (19.37%)    18.42%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
118   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004        2003        2002         2001       2000
Net asset value, beginning of period                                  $14.29      $13.06      $15.49       $25.03     $18.87
Income from investment operations:
Net investment income (loss)                                             .10         .08         .07          .02        .03
Net gains (losses) (both realized and unrealized)                        .23        1.23       (2.42)       (8.01)      6.34
Total from investment operations                                         .33        1.31       (2.35)       (7.99)      6.37
Less distributions:
Dividends from net investment income                                    (.10)       (.08)       (.07)        (.02)      (.04)
Distributions from realized gains                                         --          --        (.01)       (1.53)      (.17)
Total distributions                                                     (.10)       (.08)       (.08)       (1.55)      (.21)
Net asset value, end of period                                        $14.52      $14.29      $13.06       $15.49     $25.03

Ratios/supplemental data
Net assets, end of period (in millions)                               $2,932      $3,115      $3,045       $3,892     $5,564
Ratio of expenses to average daily net assets(b)                        .72%        .82%        .79%         .79%       .78%
Ratio of net investment income (loss) to average daily net assets       .66%        .64%        .47%         .12%       .15%
Portfolio turnover rate (excluding short-term securities)                55%         23%         27%          27%        28%
Total return(c)                                                        2.29%      10.11%     (15.17%)     (33.05%)    34.01%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - Partners Select Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                            2004(b)
Net asset value, beginning of period                                   $9.98
Income from investment operations:
Net investment income (loss)                                             .02
Net gains (losses) (both realized and unrealized)                       (.03)
Total from investment operations                                        (.01)
Less distributions:
Dividends from net investment income                                    (.02)
Net asset value, end of period                                         $9.95

Ratios/supplemental data
Net assets, end of period (in millions)                                   $9
Ratio of expenses to average daily net assets(c),(d)                   1.15%(f)
Ratio of net investment income (loss) to average daily net assets       .50%(f)
Portfolio turnover rate (excluding short-term securities)                13%
Total return(e)                                                        (.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.97% for the period ended Aug. 31, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
119   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001(b)
Net asset value, beginning of period                                    $11.39      $ 9.52       $9.84       $10.01
Income from investment operations:
Net investment income (loss)                                              (.02)       (.03)       (.03)        (.01)
Net gains (losses) (both realized and unrealized)                         1.92        1.95        (.29)        (.16)
Total from investment operations                                          1.90        1.92        (.32)        (.17)
Less distributions:
Dividends from net investment income                                        --        (.01)         --           --
Distributions from realized gains                                         (.19)       (.04)         --           --
Total distributions                                                       (.19)       (.05)         --           --
Net asset value, end of period                                          $13.10      $11.39       $9.52       $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                   $229        $134         $63           $5
Ratio of expenses to average daily net assets(c)                         1.27%       1.55%       1.48%        1.50%(d),(f)
Ratio of net investment income (loss) to average daily net assets        (.20%)      (.43%)      (.67%)      (1.15%)(f)
Portfolio turnover rate (excluding short-term securities)                  84%         87%         12%          --%
Total return(e)                                                         16.78%      20.24%      (3.19%)      (1.77%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - S&P 500 Index Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                     $6.88       $6.24      $ 7.71       $10.38     $10.06
Income from investment operations:
Net investment income (loss)                                               .09         .08         .07          .06        .02
Net gains (losses) (both realized and unrealized)                          .66         .64       (1.47)       (2.65)       .33
Total from investment operations                                           .75         .72       (1.40)       (2.59)       .35
Less distributions:
Dividends from net investment income                                      (.09)       (.08)       (.07)        (.06)      (.03)
Distributions from realized gains                                           --          --          --         (.02)        --
Total distributions                                                       (.09)       (.08)       (.07)        (.08)      (.03)
Net asset value, end of period                                           $7.54       $6.88      $ 6.24       $ 7.71     $10.38

Ratios/supplemental data
Net assets, end of period (in millions)                                   $283        $171         $99          $56        $21
Ratio of expenses to average daily net assets(c),(d)                      .49%        .50%        .50%         .49%       .48%(f)
Ratio of net investment income (loss) to average daily net assets        1.21%       1.31%       1.01%         .85%       .72%(f)
Portfolio turnover rate (excluding short-term securities)                  --%          5%         72%         137%        44%
Total return(e)                                                         10.84%      11.51%     (18.29%)     (24.96%)     3.49%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.57%, 0.64%, 0.82%, 1.31% and 1.57% for the periods ended Aug. 31, 2004, 2003, 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
120   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                   $10.46      $10.55      $10.34       $ 9.95     $10.02
Income from investment operations:
Net investment income (loss)                                              .25         .27         .34          .52        .51
Net gains (losses) (both realized and unrealized)                        (.07)       (.05)        .23          .39       (.06)
Total from investment operations                                          .18         .22         .57          .91        .45
Less distributions:
Dividends from net investment income                                     (.25)       (.27)       (.34)        (.52)      (.52)
Distributions from realized gains                                        (.05)       (.04)       (.02)          --         --
Total distributions                                                      (.30)       (.31)       (.36)        (.52)      (.52)
Net asset value, end of period                                         $10.34      $10.46      $10.55       $10.34     $ 9.95

Ratios/supplemental data
Net assets, end of period (in millions)                                  $506        $479        $276         $106        $37
Ratio of expenses to average daily net assets(c)                         .82%        .82%        .83%         .84%(d)    .87%(d),(f)
Ratio of net investment income (loss) to average daily net assets       2.36%       2.47%       3.24%        4.94%      5.49%(f)
Portfolio turnover rate (excluding short-term securities)                135%        179%        292%          95%        67%
Total return(e)                                                         1.70%       2.06%       5.42%        9.29%      4.64%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - Small Cap Advantage Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                   $11.25     $  8.79      $10.13       $12.58     $ 9.90
Income from investment operations:
Net investment income (loss)                                             (.05)       (.02)       (.02)        (.01)      (.02)
Net gains (losses) (both realized and unrealized)                        1.44        2.48       (1.32)       (2.09)      2.78
Total from investment operations                                         1.39        2.46       (1.34)       (2.10)      2.76
Less distributions:
Distributions from realized gains                                          --          --          --         (.35)      (.08)
Net asset value, end of period                                         $12.64      $11.25      $ 8.79       $10.13     $12.58

Ratios/supplemental data
Net assets, end of period (in millions)                                  $184        $102         $59          $49        $31
Ratio of expenses to average daily net assets(c)                        1.10%       1.19%       1.11%        1.16%(d)   1.19%(d),(f)
Ratio of net investment income (loss) to average daily net assets       (.42%)      (.20%)      (.21%)       (.08%)     (.24%)(f)
Portfolio turnover rate (excluding short-term securities)                104%        124%        156%         152%       169%
Total return(e)                                                        12.40%      27.96%     (13.28%)     (16.68%)    28.19%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
121   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Strategy Aggressive Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001       2000
Net asset value, beginning of period                                     $6.99       $5.72      $ 8.29      $ 27.82     $16.46
Income from investment operations:
Net investment income (loss)                                              (.03)       (.03)       (.04)         .01        .01
Net gains (losses) (both realized and unrealized)                         (.16)       1.30       (2.53)      (13.01)     13.17
Total from investment operations                                          (.19)       1.27       (2.57)      (13.00)     13.18
Less distributions:
Dividends from net investment income                                        --          --          --         (.02)        --
Distributions from realized gains                                           --          --          --        (6.51)     (1.82)
Total distributions                                                         --          --          --        (6.53)     (1.82)
Net asset value, end of period                                           $6.80       $6.99      $ 5.72       $ 8.29     $27.82

Ratios/supplemental data
Net assets, end of period (in millions)                                   $783        $969        $991       $1,815     $4,197
Ratio of expenses to average daily net assets(b)                          .72%        .83%        .81%         .78%       .77%
Ratio of net investment income (loss) to average daily net assets        (.43%)      (.54%)      (.50%)        .10%       .04%
Portfolio turnover rate (excluding short-term securities)                  53%         27%        180%         166%       143%
Total return(c)                                                         (2.67%)     22.16%     (30.97%)     (53.61%)    84.97%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - Threadneedle Emerging Markets Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001       2000(b)
Net asset value, beginning of period                                     $8.44       $7.04       $6.68       $ 9.61     $10.23
Income from investment operations:
Net investment income (loss)                                               .09         .04         .02          .01       (.01)
Net gains (losses) (both realized and unrealized)                         1.39        1.38         .34        (2.94)      (.60)
Total from investment operations                                          1.48        1.42         .36        (2.93)      (.61)
Less distributions:
Dividends from net investment income                                      (.12)       (.02)         --           --         --
Tax return of capital                                                       --          --          --           --       (.01)
Total distributions                                                       (.12)       (.02)         --           --       (.01)
Net asset value, end of period                                           $9.80       $8.44       $7.04       $ 6.68    $  9.61

Ratios/supplemental data
Net assets, end of period (in millions)                                    $46         $16         $10           $6         $6
Ratio of expenses to average daily net assets(c),(d)                     1.61%       1.75%       1.68%        1.75%      1.69%(f)
Ratio of net investment income (loss) to average daily net assets         .65%        .67%        .31%         .20%      (.36%)(f)
Portfolio turnover rate (excluding short-term securities)                 117%        191%        215%         203%        37%
Total return(e)                                                         17.63%      20.25%       5.45%      (30.49%)    (6.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.67%, 2.04%, 2.36%, 3.49% and 2.42% for the periods ended Aug. 31, 2004, 2003, 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
122   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle International Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2004        2003        2002         2001       2000
Net asset value, beginning of period                                     $7.19       $7.00      $ 8.39       $16.98     $17.26
Income from investment operations:
Net investment income (loss)                                               .08         .08         .07          .03        .06
Net gains (losses) (both realized and unrealized)                         1.05         .16       (1.35)       (5.57)      2.50
Total from investment operations                                          1.13         .24       (1.28)       (5.54)      2.56
Less distributions:
Dividends from net investment income                                      (.09)       (.05)       (.07)        (.03)      (.01)
Distributions from realized gains                                           --          --        (.01)       (2.97)     (2.83)
Excess distributions from net investment income                             --          --        (.03)        (.05)        --
Total distributions                                                       (.09)       (.05)       (.11)       (3.05)     (2.84)
Net asset value, end of period                                           $8.23       $7.19      $ 7.00       $ 8.39     $16.98

Ratios/supplemental data
Net assets, end of period (in millions)                                   $974        $738        $873       $1,310     $2,389
Ratio of expenses to average daily net assets(b)                          .98%       1.06%       1.07%        1.04%      1.02%
Ratio of net investment income (loss) to average daily net assets         .99%       1.19%        .83%         .31%       .27%
Portfolio turnover rate (excluding short-term securities)                 142%        102%        140%         278%       118%
Total return(c)                                                         15.77%       3.48%     (15.38%)     (36.90%)    14.74%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
123   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Cash Management Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bank notes (2.6%)
Issuer                 Effective              Principal            Value(a)
                         yield                 amount
JP Morgan Chase Bank
   09-07-04               0.99%                $600,000              $599,885
La Salle Bank
   09-16-04               1.14                4,900,000             4,900,000
   10-13-04               1.14                7,500,000             7,500,000
Natl City Bank of Indiana
   01-10-05               1.32                7,000,000(c)          6,999,749

Total bank notes
(Cost: $19,999,634)                                               $19,999,634

Certificates of deposit (15.9%)
Issuer                 Effective              Principal            Value(a)
                         yield                 amount

Banks and savings & loans
AmSouth Bank
   05-06-05               1.30%              $5,900,000(c)         $5,899,190
Bayerische Landesbank Girozentrale
   10-22-04               1.53                5,200,000             5,197,660
BNP Paribas NY Yankee
   11-16-04               1.43                8,000,000             8,000,000
   11-19-04               1.49                8,000,000             7,999,741
Calyon NY Yankee
   10-19-04               1.54                3,000,000             3,000,000
Canadian Imperial Bank of Commerce Yankee
   05-31-05               1.41                8,000,000(c)          7,998,380
Credit Agricole Indosuez NY Yankee
   09-13-04               1.13                5,800,000             5,800,000
   10-29-04               1.16                7,300,000             7,300,000
Credit Suisse First Boston NY
   09-14-04               1.42                5,500,000             5,500,000
Deutsche Bank NY Yankee
   11-02-04               1.24                5,000,000             5,000,000
Fortis Bank NY Yankee
   09-16-04               1.14                6,400,000             6,400,000
HBOS Treasury Services
   10-26-04               1.58                7,000,000             7,000,000
Natexis Banques Populaires NY Yankee
   09-03-04               1.09                5,400,000             5,400,000
   09-17-04               1.11                6,500,000             6,500,000
   10-18-04               1.19                7,000,000             7,000,000
Standard Chartered NY Yankee
   10-15-04               1.54                6,000,000             6,000,000
Toronto Dominion NY Yankee
   09-15-04               1.43                6,100,000             6,100,000
Westdeutsche Landesbank Girozentrale
   09-15-04               1.15                6,400,000             6,400,000
Westdeutsche Landesbank NY Yankee
   09-23-04               1.56                4,000,000(c)          3,999,952
   10-19-04               1.60                6,400,000             6,400,000

Total certificates of deposit
(Cost: $122,894,923)                                             $122,894,923

Commercial paper (81.5%)
Issuer                 Effective              Principal            Value(a)
                         yield                 amount

Asset-backed (49.4%)
Alpine Securitization
   11-18-04               1.67%              $4,600,000            $4,583,156
Amsterdam Funding
   09-14-04               1.33                7,600,000             7,596,074
   09-21-04               1.39                5,000,000             4,995,944
   09-30-04               1.51                5,000,000             4,993,717
Beta Finance
   09-03-04               0.97                1,000,000(b)            999,919
   09-08-04               1.28                7,000,000             6,998,012
   10-08-04               1.51                5,700,000             5,690,920
CAFCO LLC
   09-09-04               1.26                6,000,000             5,998,107
   09-27-04               1.45                8,000,000             7,991,332
   10-14-04               1.54                4,700,000             4,691,186
CC (USA)/Centari
   11-08-04               1.63                6,000,000             5,981,300
   11-12-04               1.63                6,500,000             6,478,550
   11-18-04               1.65                5,000,000             4,981,908
CHARTA LLC
   09-24-04               1.44                6,500,000             6,493,771
   10-01-04               1.49                6,000,000             5,992,300
   10-20-04               1.52                5,000,000             4,989,451
CIESCO LLC
   10-21-04               1.60                5,000,000             4,988,681
CRC Funding LLC
   09-23-04               1.46                5,900,000             5,894,520
   10-07-04               1.52                3,900,000             3,893,916
   10-21-04               1.54                4,000,000             3,991,278
   10-25-04               1.55                5,000,000             4,988,225
CXC LLP
   09-09-04               1.30                3,000,000             2,999,027
   11-15-04               1.47                2,700,000(b)          2,691,675
   11-17-04               1.66                5,000,000             4,982,033
Dorado Finance
   09-10-04               1.26                5,000,000(b)          4,998,250
   09-13-04               1.32                5,600,000             5,597,331
   10-21-04               1.57                5,000,000             4,988,889
Edison Asset Securitization
   09-08-04               0.98                9,100,000(b)          9,098,018
   10-14-04               1.52                6,000,000             5,988,892
   10-22-04               1.58                3,200,000             3,192,701
Fairway Finance
   09-24-04               1.40                6,000,000             5,994,387
   09-27-04               1.44                4,700,000             4,694,942
Falcon Asset Securitization
   09-10-04               1.36                5,000,000             4,998,113
FCAR Owner Trust I
   09-16-04               1.37                4,000,000             3,997,567
   10-05-04               1.49                2,000,000             1,997,110
   12-02-04               1.72                4,000,000             3,982,316
   12-03-04               1.71                4,900,000             4,878,228
Galaxy Funding
   09-02-04               0.73                1,500,000             1,499,940
   10-13-04               1.56                5,000,000             4,990,725
   10-15-04               1.52                7,000,000             6,986,738
   10-19-04               1.52                2,000,000             1,995,867
   10-21-04               1.60                3,100,000             3,092,982
   11-08-04               1.67                4,000,000             3,987,231
Grampian Funding LLC
   09-22-04               1.04                6,300,000(b)          6,295,995
   09-27-04               1.05                4,600,000(b)          4,596,379
   01-24-05               1.83                4,000,000             3,970,517
Greyhawk Funding LLC
   09-20-04               1.47                5,000,000(b)          4,995,910
   10-20-04               1.52                3,000,000             2,993,671
Jupiter Securitization
   09-01-04               1.49                6,000,000             6,000,000
   09-28-04               1.52                3,900,000             3,895,408
   10-01-04               1.55                3,000,000             2,996,000
K2 (USA) LLC
   09-28-04               1.48                7,900,000             7,890,905
   10-04-04               1.12                5,000,000(b)          4,994,729
   10-12-04               1.51                3,000,000             2,994,738
   10-15-04               1.53                2,000,000             1,996,187
Kitty Hawk Funding
   10-18-04               1.57                5,000,000             4,989,556
   11-10-04               1.63                5,000,000             4,983,958
Old Line Funding
   09-01-04               1.40                4,200,000             4,200,000
   09-07-04               1.23                3,000,000             2,999,280
   10-05-04               1.54                5,000,000             4,992,539
   10-20-04               1.62                3,500,000             3,492,140
   10-22-04               1.60                3,000,000             2,993,073
Park Avenue Receivables
   09-17-04               1.36                4,152,000             4,149,343
   09-20-04               1.37                4,500,000             4,496,580
Receivables Capital
   09-22-04               1.46                7,500,000             7,493,305
   10-15-04               1.51                3,000,000             2,994,353
Scaldis Capital LLC
   10-26-04               1.59                4,000,000             3,990,161
   11-12-04               1.63                7,000,000             6,976,900
   11-16-04               1.64                6,400,000             6,377,572
   01-24-05               1.84                2,000,000             1,985,178
Sheffield Receivables
   09-02-04               0.65                3,600,000(b)          3,599,871
   11-15-04               1.63                2,200,000             2,192,438
Sigma Finance
   10-28-04               1.62                3,000,000             2,992,210
   06-10-05               1.41                5,000,000(b,c)        5,003,124
   06-10-05               1.41               10,000,000(c)         10,006,244

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
124   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Cash Management Fund

Issuer                 Effective              Principal            Value(a)
                         yield                 amount

Asset-backed (cont.)
White Pine Finance LLC
   09-03-04               0.79%              $4,500,000(b)         $4,499,703
   09-15-04               1.55                3,300,000(b,c)        3,299,962
   10-28-04               1.60                3,000,000             2,992,305
   11-10-04               1.64                3,000,000             2,990,317
Windmill Funding
   09-01-04               1.39                4,000,000             4,000,000
   09-23-04               1.42                3,500,000             3,496,834
   10-06-04               1.48                5,000,000             4,992,611
Total                                                             381,645,225

Banks and savings & loans (21.8%)
Abbey Natl North America LLC
   09-28-04               1.45                5,000,000             4,994,375
   09-29-04               1.47                8,500,000             8,489,951
   10-07-04               1.52                5,000,000             4,992,200
Bank of Ireland
   09-01-04               1.40                3,300,000             3,300,000
   09-08-04               1.08                3,000,000(b)          2,999,283
   09-14-04               1.32                5,000,000             4,997,436
Barclays U.S. Funding
   09-20-04               1.37                3,700,000             3,697,188
BBVA Bancomer
   01-18-05               1.80               10,000,000             9,930,500
Credit Suisse First Boston NY
   10-12-04               1.52                4,000,000             3,992,939
Danske
   09-21-04               1.45                6,000,000             5,994,933
   09-30-04               1.09                5,500,000             5,494,994
   10-29-04               1.38                  300,000               299,323
DEPFA Bank
   10-04-04               1.47                7,700,000             7,689,342
   11-24-04               1.70                6,600,000             6,573,666
   06-15-05               1.27               10,000,000(b,c)        9,999,875
Dexia Delaware LLC
   10-04-04               1.49                2,000,000             1,997,195
HBOS Treasury Services
   09-01-04               1.35                  470,000               470,000
   09-03-04               0.90                  550,000               549,959
ING (US) Funding LLC
   09-02-04               0.64                  400,000               399,986
   09-02-04               0.65                3,900,000             3,899,860
   10-08-04               1.48                6,000,000             5,990,627
Nordea Bank
   09-29-04               1.45                4,100,000             4,095,217
Northern Rock
   11-17-04               1.67                3,800,000             3,786,264
   07-08-05               1.40               10,000,000(c)          9,999,999
   07-08-05               1.42                  700,000(c)            700,000
Royal Bank of Scotland
   09-01-04               1.29                1,000,000             1,000,000
Societe Generale North America
   09-16-04               1.34                3,000,000             2,998,213
   09-17-04               1.33                4,800,000             4,796,981
Spintab
   10-14-04               1.56                6,600,000             6,587,466
Swedbank
   11-04-04               1.62                5,000,000             4,985,422
   11-22-04               1.18                7,000,000             6,981,026
   11-29-04               1.72                9,000,000             8,961,508
Westpac Banking
   07-11-05               1.41               10,700,000(c)         10,699,999
Westpac Capital
   10-01-04               1.11                6,600,000             6,593,675
Total                                                             168,939,402

Broker dealers (6.0%)
Citigroup Global Markets Holdings
   11-05-04               1.63                7,600,000             7,577,358
Goldman Sachs Group
   01-18-05               1.58                7,500,000(b,c)        7,500,000
   09-12-05               1.59                5,000,000(c)          5,000,000
Lehman Brothers Holdings
   05-16-05               1.57                7,500,000(c)          7,500,000
   09-22-05               1.68                8,000,000(c)          8,000,000
Merrill Lynch
   02-23-05               1.57               10,700,000(c)         10,700,000
Total                                                              46,277,358

Finance companies (1.3%)
Household Finance
   10-06-04               1.47               10,400,000            10,384,732

Financial services (2.4%)
American Honda Finance
   10-18-04               1.30                1,000,000(c)          1,000,180
   05-06-05               1.13               10,000,000(b,c)        9,999,999
General Electric Capital
   09-03-04               0.85                2,000,000             1,999,858
   09-20-04               1.42                5,200,000             5,195,911
Total                                                              18,195,948

Insurance (0.6%)
Irish Life & Permanent
   09-21-05               1.63                5,000,000(c)          4,999,013

Total commercial paper
(Cost: $630,441,678)                                             $630,441,678

Total investments in securities
(Cost: $773,336,235)(d)                                          $773,336,235

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $85,572,692 or 11.1% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(d) Also represents the cost of securities for federal income tax purposes at Aug. 31, 2004.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
125   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Core Bond Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (94.7%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Foreign government (1.8%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%                 280,000(c)           $371,698
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                  250,000(c)            275,000
Total                                                                 646,698

U.S. government obligations & agencies (30.7%)
Federal Home Loan Bank
   06-14-13               3.88                  210,000               201,223
Federal Home Loan Mtge Corp
   08-15-06               2.75                  985,000               988,402
   07-15-13               4.50                  500,000               500,265
Federal Natl Mtge Assn
   05-15-08               6.00                  580,000               634,218
   02-15-09               3.25                  290,000               286,248
U.S. Treasury
   01-31-05               1.63                2,475,000             2,474,420
   02-28-05               1.50                  990,000               988,917
   05-31-05               1.25                  975,000               970,427
   12-31-05               1.88                  700,000               697,813
   08-15-09               3.50                  315,000               317,609
   08-15-14               4.25                  110,000               111,100
   08-15-23               6.25                  692,000(h)            803,829
   02-15-26               6.00                1,663,000             1,884,063
   02-15-31               5.38                   35,000                37,264
Total                                                              10,895,798

Commercial mortgage-backed(f)/
Asset-backed securities (7.2%)
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                  100,000(e)            101,131
  Series 2004-CA Cl A3
   03-06-09               3.00                   50,000                50,045
Bear Stearns
  Commercial Mtge Securities
  Series 2004-PWR3 Cl A2
   02-11-41               3.87                  100,000                99,346
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
   07-10-37               4.71                  125,000               128,998
  Series 2004-LB3A Cl A5
   07-10-37               5.44                   80,000                83,651
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                  100,000                99,073
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                   50,000                50,065
  Series 2004-C2 Cl A4
   03-10-40               4.89                   60,000                60,618
  Series 2004-C3 Cl A2
   07-10-39               4.43                   80,000                81,470
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
   06-10-36               5.32                  100,000               104,111
GS Mtge Securities
  Series 2004-GG2 Cl A6
   08-10-38               5.40                  100,000               104,342
JP Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37               5.26                   50,000                52,059
  Series 2004-C2 Cl A3
   05-15-41               5.39                   50,000                51,930
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                   75,000                77,165
  Series 2004-PNC1 Cl A4
   06-12-41               5.55                   80,000                83,973
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                   60,000                60,916
  Series 2003-C7 Cl A2
   09-15-27               4.06                  100,000               100,760
  Series 2003-C8 Cl A2
   11-15-27               4.21                  180,000               182,254
  Series 2003-C8 Cl A4
   11-15-32               5.12                   75,000                77,396
  Series 2004-C2 Cl A4
   03-15-36               4.37                   50,000                48,662
  Series 2004-C4 Cl A2
   06-15-29               4.57                   75,000                77,210
  Series 2004-C4 Cl A4
   06-15-29               5.31                  100,000               104,636
  Series 2004-C6 Cl A2
   08-15-29               4.19                   75,000                75,802
  Series 2004-C6 Cl A6
   08-15-29               5.02                   85,000                85,943
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
   11-12-35               5.24                   50,000                51,806
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                   60,000                60,000
Morgan Stanley Capital 1
  Series 2004-T13 Cl A2
   09-13-45               3.94                  100,000                99,305
  Series 2004-IQ7 Cl A4
   06-15-38               5.57                   90,000                94,406
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50                  150,000(e)            153,177
  Series 2004-3 Cl A3
   03-17-09               3.30                   50,000                50,383
Total                                                               2,550,633

Mortgage-backed securities (37.9%)(f,i)
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                   63,778                63,660
Countrywide Home Loans
  Series 2004-J6 Cl 3A1
   08-25-19               5.00                  174,327               175,934
Federal Home Loan Mtge Corp
   12-01-18               6.00                  211,074               221,927
   10-01-23               5.50                  231,202               238,220
   12-01-23               6.00                   88,472                92,250
   04-01-32               7.00                  161,375               172,287
   08-01-34               5.21                  100,000(g)            101,320
  Collateralized Mtge Obligation
   11-15-28               4.50                   96,132                97,309
   07-25-43               7.00                   76,537                81,967
Federal Natl Mtge Assn
   01-01-11               4.23                   99,195                99,385
   08-25-12               4.72                  100,000               101,114
   10-01-13               5.11                  188,078               195,154
   12-01-13               5.01                   99,285               102,098
   01-01-14               4.84                  148,913               151,538
   02-01-14               4.77                   99,478               101,157
   03-01-14               4.60                   99,471                99,157
   04-01-14               4.65                   49,839                50,033
   05-01-14               4.52                   49,878                49,600
   08-01-15               5.50                  173,035               180,151
   11-01-16               6.00                  338,192               355,557
   06-01-18               5.00                  177,473               181,664
   10-01-18               4.50                  299,409               299,939
   10-01-18               5.50                  319,011               331,166
   11-01-18               7.00                   95,615               101,514
   01-01-19               6.50                  205,332               218,164
   02-01-19               5.00                  193,192               197,248
   09-01-19               4.50                   75,000(b)             74,930
   09-01-19               5.00                  425,000(b)            432,835
   09-01-19               5.50                  225,000(b)            232,875
   12-01-28               5.50                  220,762               225,642
   02-01-29               5.50                  237,496               242,541
   05-01-29               6.00                  139,217               144,751
   09-01-31               7.50                  104,648               112,444
   07-01-32               6.50                   85,878                90,769
   08-01-32               6.50                  239,692               253,196
   09-01-32               7.00                  336,817               359,767
   10-01-32               5.50                  284,982               290,381
   11-01-32               5.00                  231,174               230,288
   01-01-33               5.50                  297,137               302,766
   02-01-33               6.00                  484,753               502,857
   03-01-33               5.50                  246,537               251,474
   04-01-33               5.50                  217,924               222,542
   07-01-33               4.85                   99,375(g)             98,816
   07-01-33               5.00                  183,090(b)            182,264
   01-01-34               5.00                  287,677               285,928
   01-01-34               6.50                  188,521               199,291
   03-01-34               5.00                  358,771               357,153

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
126   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Core Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   03-01-34               5.00%                $186,574(b)           $185,733
   08-01-34               4.53                   99,903(g)             99,465
   09-01-34               5.50                  340,000(b)            345,206
   09-01-34               6.50                  290,000(b)            304,410
   10-01-34               6.00                1,600,000(b)          1,650,999
  Collateralized Mtge Obligation
   05-25-16               4.00                  200,000               200,878
   02-25-44               7.00                  233,385               247,881
   06-25-44               7.50                   70,636                76,644
GRS Mtge Loan Trust
  Series 2004-6F Cl 2A2
   05-25-34               5.50                   73,733                76,568
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                  138,716               142,184
  Series 2004-7 Cl 8A1
   08-25-19               5.00                   64,638                65,657
  Series 2004-8 Cl 7A1
   09-25-19               5.00                  100,000               100,875
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
   04-25-34               5.74                  144,048               146,967
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.63                   99,920(g)             99,562
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                  252,368               253,239
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                  297,187               293,175
Total                                                              13,442,466

Automotive & related (0.2%)
DaimlerChrysler NA Holding
   11-15-13               6.50                   65,000                70,065

Banks and savings & loans (3.7%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                   40,000                39,980
JP Morgan Chase
  Sub Nts
   02-01-11               6.75                   50,000                55,892
   03-15-14               4.88                   10,000                 9,914
US Bank NA Minnesota
   08-01-11               6.38                  250,000               279,352
Wachovia
  Sub Nts
   08-01-14               5.25                   95,000                97,204
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                  250,000               258,990
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                  500,000               562,280
Total                                                               1,303,612

Cable (1.1%)
Comcast
   03-15-11               5.50                  365,000               379,757

Cellular telecommunications (0.2%)
US Cellular
  Sr Nts
   12-15-33               6.70                   60,000                58,980

Energy (0.2%)
Devon Financing
   09-30-11               6.88                   55,000                62,058

Energy equipment & services (0.5%)
Halliburton
   10-15-10               5.50                  180,000               186,944

Finance companies (0.9%)
Ford Motor Credit
   10-01-13               7.00                  125,000               131,041
GMAC
   09-15-11               6.88                  185,000               193,686
Total                                                                 324,727

Financial services (0.5%)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                   65,000(c)             67,348
Pricoa Global Funding I
   06-15-08               4.35                  105,000(d)            107,369
Total                                                                 174,717

Food (0.3%)
Kraft Foods
   10-01-13               5.25                  100,000               101,875

Health care services (0.2%)
Cardinal Health
   06-15-15               4.00                   83,000                73,154

Insurance (1.3%)
ASIF Global Financing
   01-17-13               4.90                  435,000(d)            441,481
Pacific Life
   09-15-33               6.60                   20,000(d)             21,674
Total                                                                 463,155

Leisure time & entertainment (1.3%)
Time Warner
   05-15-29               6.63                  210,000               214,117
Viacom
   05-15-11               6.63                  230,000               255,445
Total                                                                 469,562

Multi-industry (0.7%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                  140,000(c)            156,451
   10-15-11               6.38                   85,000(c)             93,120
Total                                                                 249,571

Paper & packaging (0.2%)
Domtar
  (U.S. Dollar)
   12-01-13               5.38                   75,000(c)             74,557

Real estate (0.4%)
Archstone-Smith OPR Trust
   08-15-14               5.63                  150,000               155,009

Retail -- general (0.3%)
May Department Stores
   07-15-14               5.75                  105,000(d)            108,415

Telecom equipment & services (1.0%)
Sprint Capital
   11-15-28               6.88                  230,000               239,727
TELUS
  (U.S. Dollar)
   06-01-07               7.50                   27,500(c)             30,212
   06-01-11               8.00                   85,000(c)             98,824
Total                                                                 368,763

Utilities -- electric (1.9%)
Consolidated Natural Gas
   12-01-13               6.63                   45,000                50,335
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                   80,000(d)             80,244
Duke Energy
  1st Mtge
   04-01-10               4.50                   10,000                10,125
  Sr Nts
   11-30-12               5.63                  255,000               265,182
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                   15,000                15,759
Florida Power
  1st Mtge
   03-01-13               4.80                   30,000                30,141
Metropolitan Edison
   03-15-13               4.95                  130,000               128,874
  1st Mtge
   04-01-14               4.88                   40,000(d)             39,098
Tampa Electric
   06-15-12               6.88                   30,000                33,534
   08-15-12               6.38                   30,000                32,624
Total                                                                 685,916

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
127   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Core Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Utilities -- telephone (2.3%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25%                $145,000(c)           $147,234
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                  220,000(c,d)          223,416
Verizon New York
  Series B
   04-01-32               7.38                  125,000               138,175
Verizon Pennsylvania
  Series A
   11-15-11               5.65                  300,000               314,751
Total                                                                 823,576

Total bonds
(Cost: $33,358,793)                                               $33,670,008

Short-term securities (14.6%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   09-15-04               1.27%              $2,500,000            $2,498,682
Federal Natl Mtge Assn Disc Nts
   10-01-04               1.53                  500,000               499,341
   10-08-04               1.53                1,500,000             1,497,578
   10-20-04               1.59                  700,000               698,454

Total short-term securities
(Cost: $5,194,186)                                                 $5,194,055

Total investments in securities
(Cost: $38,552,979)(j)                                            $38,864,063

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,397,371.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $1,021,697 or 2.9% of net assets.

(e) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue:

        FSA -- Financial Security Assurance

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

        Type of security                                      Notional amount

        Sale contracts
        U.S. Treasury Notes, Dec. 2004, 10-year                      $600,000

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of Aug. 31, 2004:

                                 Principal   Settlement   Proceeds
        Security                  amount        date     receivable     Value
        Federal Natl Mtge Assn
            09-01-34 5.00%       $350,000      9-15-04    $345,324   $347,156

(j) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $38,593,113 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                      $336,418
        Unrealized depreciation                                       (65,468)
                                                                      -------
        Net unrealized appreciation                                  $270,950
                                                                     --------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
128   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Diversified Bond Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (95.9%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Foreign government (2.6%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%              22,895,000(c)        $30,392,924
Pemex Project Funding Master Trust
  (U.S. Dollars)
   12-15-14               7.38                3,685,000(c)          4,053,499
United Mexican States
  (U.S. Dollar)
   03-03-15               6.63                8,545,000(c)          9,014,975
Total                                                              43,461,398

U.S. government obligations & agencies (22.3%)
Federal Home Loan Mtge Corp
   08-15-06               2.75               32,200,000            32,311,219
   07-15-13               4.50               20,300,000            20,310,759
   11-15-13               4.88               14,490,000            14,834,659
Federal Natl Mtge Assn
   04-15-06               2.13               16,500,000(n)         16,418,870
   02-15-09               3.25               45,124,000            44,540,141
U.S. Treasury
   10-31-04               2.13                  500,000               500,547
   01-31-05               1.63                5,150,000             5,148,795
   02-28-05               1.50                1,500,000             1,498,359
   05-31-05               1.25                4,275,000             4,254,950
   11-15-05               5.75                7,461,000             7,787,710
   12-31-05               1.88               33,800,000            33,694,376
   01-31-06               1.88               16,180,000            16,119,325
   08-15-09               3.50                2,410,000             2,429,957
   05-15-14               4.75                8,728,000(n)          9,159,966
   08-15-14               4.25               11,310,000(n)         11,423,100
   08-15-23               6.25              108,832,000(k)        126,419,468
   02-15-26               6.00               24,521,000            27,780,577
   02-15-31               5.38                2,855,000             3,039,684
Total                                                             377,672,462

Commercial mortgage-backed/
Asset-backed securities (9.0%)(f)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06               3.85                4,000,000(d)          4,058,626
  Series 2003-3A Cl A3
   07-20-09               3.72                2,700,000(d)          2,703,401
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                1,000,000(m)          1,011,307
  Series 2004-CA Cl A3
   03-06-09               3.00                2,750,000             2,752,475
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                4,466,958             4,578,632
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                  382,143               382,353
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10                  300,000               297,273
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
   07-10-37               4.71                3,900,000             4,024,761
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                3,500,000             3,467,563
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                5,150,000             5,156,644
  Series 2004-C2 Cl A4
   03-10-40               4.89                2,210,000             2,232,781
  Series 2004-C3 Cl A2
   07-10-39               4.43                7,000,000             7,128,608
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
   06-10-36               5.32                4,500,000             4,684,990
GS Mtge Securities
  Series 2004-GG2 Cl A6
   08-10-38               5.40                6,500,000             6,782,230
JP Morgan Chase Commercial Mtge Securities
  Series 2001-CIBC Cl A3
   03-15-33               6.26                1,250,000             1,382,845
  Series 2003-CB6 Cl A1
   07-12-37               4.39                4,130,833             4,201,429
  Series 2003-CB6 Cl A2
   07-12-37               5.26                2,500,000             2,602,934
  Series 2004-C2 Cl A3
   05-15-41               5.39                2,125,000             2,207,042
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                2,500,000             2,572,172
  Series 2004-PNC1 Cl A4
   06-12-41               5.55                5,000,000             5,248,283
KSL Resorts
  Series 2003-1A Cl C
   05-15-13               2.50                1,700,000(d,i)        1,702,715
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39                3,590,000             3,814,560
  Series 2002-C2 Cl A4
   06-15-31               5.59                2,395,000             2,567,827
  Series 2002-C4 Cl A5
   09-15-31               4.85                3,000,000             3,059,015
  Series 2002-C8 Cl A3
   11-15-27               4.83                1,550,000             1,581,667
  Series 2003-C3 Cl A2
   05-15-27               3.09                7,900,000             7,757,132
  Series 2003-C8 Cl A2
   11-15-27               4.21                4,600,000             4,657,638
  Series 2003-C8 Cl A4
   11-15-32               5.12                2,100,000             2,167,080
  Series 2004-C2 Cl A2
   03-15-29               3.25                5,440,000             5,310,419
  Series 2004-C2 Cl A4
   03-15-36               4.37                2,100,000             2,043,804
  Series 2004-C4 Cl A2
   06-15-29               4.57                2,800,000             2,882,496
  Series 2004-C4 Cl A4
   06-15-29               5.31                4,500,000(n)          4,708,600
  Series 2004-C6 Cl A2
   08-15-29               4.19                3,745,000             3,785,034
  Series 2004-C6 Cl A6
   08-15-29               5.02                4,500,000             4,549,922
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
   11-12-35               5.24                2,250,000             2,331,252
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                2,500,000             2,500,000
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                6,873,508             6,656,169
  Series 2004-IQ7 Cl A4
   06-15-38               5.57                2,000,000             2,097,900
  Series 2004-T13 Cl A2
   09-13-45               3.94                3,600,000             3,574,980
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                2,860,000             3,128,136
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                1,315,000             1,312,220
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                4,000,000             4,048,560
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                8,200,000             8,262,778
Total                                                             151,976,253

Mortgage-backed securities (39.2%)(e,f)
Bank of America Alternative Loan Trust
  Series 2004-3 Cl 1A1
   04-25-34               6.00                7,569,712             7,755,255
Bank of American Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.06                1,771,317(p)          1,728,787
  Series 2004-F Cl B1
   07-25-34               4.17                3,195,519(p)          3,119,817
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                3,459,980             3,453,578

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
129   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.69%              $1,999,605(p)         $2,003,384
  Series 2004-J6 Cl 3A1
   08-25-19               5.00                8,467,303             8,545,361
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11-25-18               6.00                4,053,011             4,206,267
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                2,071,493(p)          2,035,242
Federal Home Loan Mtge Corp
   05-01-07               9.00                  169,522               175,881
   08-01-11               6.50                   66,452                70,784
   05-01-13               4.50                2,305,854             2,350,800
   06-01-14               6.50                  526,869               560,466
   05-01-18               5.50                2,587,124             2,680,455
   06-01-18               5.50                  587,406               609,586
   08-01-18               5.00                7,662,125             7,828,315
   10-01-18               5.00                5,693,529             5,818,353
   12-01-18               6.00                2,072,529             2,179,091
   03-01-22               6.00                  714,726               745,387
   02-01-23               6.00                9,445,975             9,851,190
   10-01-23               5.50                  462,437               476,473
   12-01-23               6.00                7,874,007             8,210,222
   08-01-24               8.00                  346,810               378,638
   01-01-25               9.00                  107,447               120,823
   09-01-28               6.00                2,056,225             2,134,307
   12-01-30               5.50                1,873,247             1,913,893
   10-01-31               6.00                5,736,451             5,943,742
   12-01-31               6.50                1,149,866             1,212,854
   04-01-33               6.00                  809,672               842,203
   06-01-33               5.50                4,357,255             4,438,516
   09-01-33               4.56                1,016,225(p)          1,020,168
   08-01-34               5.21                5,000,000(p)          5,066,003
  Collateralized Mtge Obligation
   06-15-20               8.00                   18,569                18,963
   03-15-22               7.00                2,701,567             2,747,663
   02-15-27               5.00                5,500,000             5,666,758
   11-15-28               4.50                3,460,748             3,503,122
   02-15-33               5.50                6,357,440             6,638,655
   07-25-43               7.00                3,520,712             3,770,461
  Interest Only
   02-15-14               7.40                2,468,201(h)            204,589
   06-15-18               8.78                1,757,252(h)            119,206
   10-15-22              14.56                6,993,675(h)            606,073
Federal Natl Mtge Assn
   09-01-07               8.50                  290,452               297,942
   06-01-10               6.50                  112,054               118,921
   02-01-11               6.00                  229,877               242,436
   01-01-13               4.92                3,125,369             3,233,745
   02-01-13               4.83                3,183,707             3,275,048
   02-01-13               4.87                  995,994             1,020,449
   04-01-13               7.00                3,952,375             4,196,963
   12-01-13               5.50                3,675,806             3,826,961
   01-01-14               4.84                2,581,161             2,626,659
   02-01-14               4.77                4,476,494             4,552,077
   03-01-14               4.60                3,978,849             3,966,276
   04-01-14               4.65                2,491,970             2,501,663
   04-01-14               5.50                   29,611                30,828
   05-01-14               4.52                2,194,636             2,182,386
   08-01-16               6.00                1,279,078             1,344,756
   08-01-16               6.50                1,475,156             1,567,623
   01-01-17               6.00                  317,629               333,939
   02-01-17               7.00                2,041,718             2,167,801
   03-01-17               6.50                1,690,589             1,795,319
   08-01-17               6.00                5,715,587             6,017,928
   08-01-17               6.50                4,155,759             4,415,670
   09-01-17               6.00                  883,573               928,753
   09-01-17               6.50                4,590,940             4,905,681
   12-01-17               5.50                  804,909               836,355
   02-01-18               5.50               10,918,362            11,327,028
   03-01-18               5.50                3,048,177             3,165,225
   04-01-18               4.50                  325,660               326,236
   04-01-18               5.00                3,955,670             4,057,614
   05-01-18               6.00                8,803,802             9,261,531
   06-01-18               5.00                4,954,154             5,067,974
   07-01-18               5.50                  220,964               229,447
   08-01-18               4.50                2,786,046             2,793,447
   08-01-18               5.50                  180,540               187,471
   09-01-18               5.50                4,736,509             4,918,286
   10-01-18               4.50                7,575,109             7,588,515
   10-01-18               5.00                9,561,406             9,766,783
   10-01-18               5.50                9,656,867            10,024,925
   11-01-18               7.00                  305,969               324,844
   02-01-19               5.00                7,727,913             7,887,697
   02-01-19               6.00                2,453,571             2,578,978
   11-01-21               8.00                   43,717                47,814
   04-01-22               8.00                  171,506               187,504
   01-01-23               6.50                  302,674               319,975
   04-01-23               8.50                  613,036               675,406
   07-01-23               5.00                4,494,127             4,535,486
   08-01-23               5.50                9,739,587            10,027,877
   09-01-23               5.50                6,918,108             7,122,941
   06-01-24               9.00                  651,701               727,747
   02-01-27               7.50                1,167,074             1,255,176
   07-01-28               5.50                2,512,326             2,567,869
   08-01-28               5.50                3,089,491             3,157,794
   10-01-28               6.00                5,650,263             5,874,862
   11-01-28               5.50                5,972,342             6,104,379
   11-01-28               6.50                2,726,545             2,875,849
   01-01-29               6.50                3,124,577             3,295,676
   04-01-29               5.00               12,304,710            12,229,905
   08-01-29               7.00                  236,908               253,283
   11-01-31               6.50                  200,871               212,504
   11-01-31               7.00                4,894,638             5,229,399
   05-01-32               7.00                6,148,494             6,567,448
   06-01-32               6.50                  574,608               605,393
   06-01-32               7.00                3,210,743             3,429,521
   06-01-32               7.50                  679,918               729,680
   07-01-32               6.50                2,748,091             2,904,592
   08-01-32               6.50                5,926,191             6,253,226
   08-01-32               7.00                1,593,355             1,702,676
   09-01-32               6.00               10,350,815            10,737,395
   09-01-32               7.00                  332,910               355,595
   10-01-32               5.50                9,255,153             9,430,484
   10-01-32               6.50                4,900,120             5,182,010
   11-01-32               5.00                6,162,611             6,138,990
   11-01-32               7.00                1,234,100             1,318,191
   01-01-33               6.00                7,796,751             8,090,632
   01-01-33               6.50                  253,905               267,508
   02-01-33               5.50                5,853,425             5,961,458
   02-01-33               6.00                  484,753               502,858
   03-01-33               5.50               13,883,185            14,148,602
   03-01-33               6.00                8,121,722             8,440,791
   03-01-33               6.50                4,426,207             4,652,765
   04-01-33               5.50                8,202,541             8,375,913
   04-01-33               6.00               15,869,314            16,535,187
   05-01-33               5.50               18,511,336            18,864,267
   05-01-33               6.50                  902,027               950,354
   07-01-33               4.85                4,223,437(p)          4,199,659
   07-01-33               5.00                8,856,959(g)          8,817,015
   07-01-33               5.50                6,148,501             6,260,497
   08-01-33               5.50                  919,147               935,890
   11-01-33               6.50                6,502,567             6,835,405
   12-01-33               5.00                5,697,245(p)          5,749,839
   01-01-34               4.77                  221,720(p)            228,003
   01-01-34               5.00                  767,138               762,475
   01-01-34               6.50                1,470,461             1,554,468
   02-01-34               6.50                7,371,834             7,749,167
   03-01-34               5.00               19,118,716            19,032,492
   03-01-34               5.00                9,025,526(g)          8,984,822
   08-01-34               4.53                3,746,355(p)          3,729,945
   10-01-34               6.00               29,415,000(g)         30,352,602
  Collateralized Mtge Obligation
   01-25-12               3.97                  284,347               287,417
   05-25-16               4.00                4,950,000             4,971,738
   12-25-26               8.00                3,146,568             3,425,702
   02-25-44               7.00               15,660,647            16,633,196
   06-25-44               7.50                3,555,364             3,857,748
  Interest Only
   12-25-12              13.29                2,328,588(h)            143,627
Govt Natl Mtge Assn
   05-15-33               6.00                4,070,928             4,232,212
   10-15-33               5.50                6,096,367             6,225,817
   03-20-34               6.50                2,735,404             2,887,170
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                2,240,249(h)            274,356
   08-20-32               0.00                7,801,762(h)          1,280,912
GRS Mtge Loan Trust
  Series 2004-10F Cl 1A5
   08-25-19               4.50                5,150,000             5,084,016
  Series 2004-6F Cl 2A2
   05-25-34               5.50                3,293,397             3,420,043
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.40                2,437,393             2,389,081
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.46                2,570,711(p)          2,562,844

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
130   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
   08-25-19               5.00%              $3,326,361            $3,378,818
  Series 2004-8 Cl 7A1
   09-25-19               5.00                4,600,000             4,640,250
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
   04-25-34               5.74                7,682,569             7,838,225
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94                3,224,993(p)          3,304,199
  Series 2004-5 Cl B1
   05-25-34               4.63                2,373,109(p)          2,364,589
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50               11,524,807            11,564,576
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                3,169,998             3,127,203
Total                                                             664,576,511

Aerospace & defense (0.2%)
Alliant Techsystems
   05-15-11               8.50                  525,000               570,938
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                  530,000               545,900
L-3 Communications
   06-15-12               7.63                1,460,000             1,580,450
   07-15-13               6.13                    5,000                 4,925
Total                                                               2,702,213

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20               6.81                  773,500               672,744

Automotive & related (0.4%)
DaimlerChrysler NA Holding
   11-15-13               6.50                3,015,000             3,249,959
Ford Motor
   10-01-28               6.63                1,160,000             1,052,328
   02-01-29               6.38                2,145,000             1,880,708
Meritor Automotive
   02-15-09               6.80                  525,000               540,750
TRW Automotive
  Sr Nts
   02-15-13               9.38                  430,000               495,575
Total                                                               7,219,320

Banks and savings & loans (3.0%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                2,160,000             2,158,898
JP Morgan Chase
  Sub Nts
   02-01-11               6.75                2,165,000             2,420,139
   03-15-14               4.88                  515,000               510,580
US Bank NA Minnesota
   08-01-11               6.38                5,555,000             6,207,196
Wachovia
  Sub Nts
   08-01-14               5.25                8,870,000             9,075,819
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88                9,870,000            11,147,997
   08-15-14               5.65                4,790,000             4,962,248
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45               12,910,000(k)         14,518,071
Total                                                              51,000,948

Beverages & tobacco (0.1%)
Cott Beverages
   12-15-11               8.00                1,405,000             1,522,669

Building materials & construction (0.2%)
Associated Materials
   04-15-12               9.75                  270,000               303,750
Louisiana Pacific
  Sr Nts
   08-15-10               8.88                1,440,000             1,699,200
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                  600,000(d)            642,000
Ryland Group
  Sr Nts
   06-01-08               5.38                1,310,000             1,352,575
Total                                                               3,997,525

Cable (1.0%)
Comcast
   03-15-11               5.50               13,605,000            14,155,050
CSC Holdings
  Sr Nts
   12-15-07               7.88                  780,000               828,750
DirecTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                  800,000               910,000
Echostar DBS
  Sr Nts
   10-01-08               5.75                  450,000               451,125
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                  905,000(c)            914,050
Total                                                              17,258,975

Cellular telecommunications (0.2%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                  810,000               818,100
US Cellular
  Sr Nts
   12-15-33               6.70                3,344,000             3,287,135
Total                                                               4,105,235

Chemicals (0.3%)
Airgas
   10-01-11               9.13                  800,000               902,000
  Sr Sub Nts
   07-15-14               6.25                   55,000                54,106
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                  490,000(c,d)          526,138
Compass Minerals Group
   08-15-11              10.00                1,535,000             1,703,849
Georgia Gulf
  Sr Nts
   12-15-13               7.13                  792,000               807,840
Innophos
  Sr Sub Nts
   08-15-14               8.88                   65,000(d)             67,600
MacDermid
   07-15-11               9.13                  290,000               323,713
Total                                                               4,385,246

Energy (0.9%)
Amerada Hess
   08-15-11               6.65                3,490,000             3,828,578
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                  175,000               186,813
   08-15-14               7.00                  355,000(d)            365,650
   01-15-16               6.88                  250,000               253,125
Devon Financing
   09-30-11               6.88                2,785,000             3,142,380
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                1,700,000             1,666,000
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                  170,000(d)            177,650
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                1,910,000             2,103,388
Kerr-McGee
   10-15-05               8.13                  500,000               524,329
Newfield Exploration
  Sr Nts
   03-01-11               7.63                1,500,000             1,650,000
  Sr Sub Nts
   08-15-12               8.38                  270,000               299,025
   09-01-14               6.63                  280,000(d)            287,000
Peabody Energy
  Series B
   03-15-13               6.88                1,080,000             1,139,400
Total                                                              15,623,338

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
131   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Energy equipment & services (0.8%)
Grant Prideco Escrow
   12-15-09               9.00%              $1,060,000            $1,176,600
Halliburton
   10-15-10               5.50               10,340,000            10,738,917
Key Energy Services
  Series C
   03-01-08               8.38                  235,000               247,925
  Sr Nts
   05-01-13               6.38                  565,000               539,575
Offshore Logistics
   06-15-13               6.13                  730,000               722,700
Pacific Energy
  Sr Nts
   06-15-14               7.13                  450,000(d)            475,875
Pride Intl
  Sr Nts
   07-15-14               7.38                  250,000(d)            266,250
Total                                                              14,167,842

Finance companies (0.6%)
Ford Motor Credit
   10-01-13               7.00                1,410,000             1,478,145
GMAC
   09-15-11               6.88                8,925,000             9,344,029
Total                                                              10,822,174

Financial services (0.8%)
Capital One Bank
  Sr Nts
   02-01-06               6.88                  880,000               931,528
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                6,850,000(c)          7,097,401
Pricoa Global Funding I
   06-15-08               4.35                5,305,000(d)          5,424,734
Total                                                              13,453,663

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                  985,000(c)          1,078,575
Chiquita Brands Intl
  Sr Nts
   03-15-09              10.56                  790,000               856,163
Del Monte
  Sr Sub Nts
   12-15-12               8.63                  290,000               319,000
Kraft Foods
   10-01-13               5.25                5,025,000             5,119,233
Total                                                               7,372,971

Health care services (0.4%)
Cardinal Health
   06-15-15               4.00                4,185,000             3,688,542
HCA
   03-15-14               5.75                1,195,000             1,184,609
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                  175,000(d)            182,875
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                  480,000               501,600
Omnicare
  Sr Sub Nts
   06-01-13               6.13                  530,000               514,100
Triad Hospitals
  Sr Nts
   05-15-12               7.00                  550,000               573,375
US Oncology
  Sr Nts
   08-15-12               9.00                  165,000(d)            172,838
Vanguard Health Systems
   08-01-11               9.75                  700,000               812,000
Total                                                               7,629,939

Home building (0.1%)
DR Horton
   12-01-07               7.50                  520,000               572,000
   01-15-09               5.00                  535,000               543,025
   07-01-13               5.88                  640,000               640,000
Meritage Homes
   06-01-11               9.75                  625,000               696,875
Total                                                               2,451,900

Industrial services (0.1%)
Allied Waste North America
   11-15-10               6.50                  325,000               325,000
   04-15-11               6.38                  600,000               589,500
Total                                                                 914,500

Industrial transportation (--%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50                2,290,000(b,c,l)         45,800

Insurance (1.3%)
ASIF Global Financing
   01-17-13               4.90               21,085,000(d)         21,399,167
Pacific Life
   09-15-33               6.60                  935,000(d)          1,013,250
Total                                                              22,412,417

Leisure time & entertainment (1.4%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                   95,000(d)             98,325
Time Warner
   05-15-29               6.63               11,045,000            11,261,548
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                  520,000(d)            540,800
Viacom
   05-15-11               6.63               11,120,000            12,350,206
Total                                                              24,250,879

Lodging & gaming (0.4%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                  215,000               227,094
   04-15-14               6.75                  575,000               576,438
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                1,525,000             1,727,062
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                  800,000               857,999
Hilton Hotels
   12-01-12               7.63                  675,000               774,563
MGM Mirage
   10-01-09               6.00                  355,000               362,100
  Sr Nts
   02-27-14               5.88                  370,000               349,650
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00                  755,000               828,613
   08-15-14               7.13                  200,000(d)            205,500
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                  335,000               385,250
Station Casinos
  Sr Nts
   04-01-12               6.00                  530,000               531,325
Total                                                               6,825,594

Machinery (0.1%)
Case New Holland
  Sr Nts
   08-01-11               9.25                  285,000(d)            314,925
Joy Global
  Series B
   03-15-12               8.75                  775,000               873,812
Manitowoc
   11-01-13               7.13                  715,000               738,238
Total                                                               1,926,975

Media (0.6%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                  825,000(c)            878,625
CBD Media/Finance
   06-01-11               8.63                  505,000               534,038
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                  845,000(c)            923,163
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                  365,000               411,081
Emmis Operating
   05-15-12               6.88                  545,000               546,553
Gray Television
   12-15-11               9.25                   25,000                28,031
Lamar Media
   01-01-13               7.25                  170,000               181,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
132   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Media (cont.)
Nexstar Finance LLC
   04-01-08              12.00%                $305,000              $336,263
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                  295,000(c)            339,619
Radio One
  Series B
   07-01-11               8.88                  535,000               593,181
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                1,565,000(c)          1,673,429
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                  795,000(c)            846,675
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                  450,000               463,500
United Artists Theatre
   07-01-15               9.30                3,090,166             3,151,969
Total                                                              10,907,177

Metals (0.1%)
Earle M Jorgensen
   06-01-12               9.75                  265,000               294,150
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                  850,000(c)            813,875
Total                                                               1,108,025

Multi-industry (0.9%)
ARAMARK Services
   12-01-06               7.10                  500,000               539,897
SPX
  Sr Nts
   06-15-11               6.25                  470,000               465,300
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75               12,670,000(c)         14,158,826
Total                                                              15,164,023

Paper & packaging (0.6%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                  455,000(c,d)          444,025
Ball
   12-15-12               6.88                1,190,000             1,243,550
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                  840,000(c)            871,500
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                3,450,000(b,j,l)             --
Domtar
  (U.S. Dollar)
   12-01-13               5.38                3,750,000(c)          3,727,838
Georgia-Pacific
   02-01-10               8.88                  540,000               633,150
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                  220,000               244,200
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                1,110,000(c)          1,146,075
Owens-Brockway Glass
   05-15-11               7.75                  795,000               842,700
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                1,135,000             1,129,325
Stone Container
  Sr Nts
   02-01-08               9.25                   25,000                27,750
   07-01-12               8.38                  500,000               547,500
Total                                                              10,857,613

Real estate (0.5%)
Archstone-Smith OPR Trust
   08-15-14               5.63                7,275,000             7,517,927
Host Marriott
  Sr Nts
   08-15-12               7.00                  780,000(d)            793,650
La Quinta Properties
  Sr Nts
   08-15-12               7.00                  165,000(d)            170,156
Total                                                               8,481,733

Restaurants (--%)
Domino's Pizza LLC
  Sr Sub Nts
   07-01-11               8.25                  525,000               561,750

Retail -- drugstores (--%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                  495,000(c,d)          509,850

Retail -- general (0.5%)
Finlay Fine Jewelry
  Sr Nts
   06-01-12               8.38                  290,000(d)            308,850
Flooring America
  Series B
   10-15-07               9.25                  185,000(b,j,l)             --
May Department Stores
   07-15-14               5.75                5,750,000(d)          5,936,996
United Auto Group
   03-15-12               9.63                  355,000               394,050
William Carter
  Series B
   08-15-11              10.88                1,108,000             1,246,500
Total                                                               7,886,396

Telecom equipment & services (1.3%)
PanAmSat
   08-15-14               9.00                  250,000(d)            260,000
Qwest
   03-15-12               9.13                1,050,000(d)          1,123,500
Sprint Capital
   11-15-28               6.88               12,390,000            12,913,986
TELUS
  (U.S. Dollar)
   06-01-07               7.50                2,745,000(c)          3,015,673
   06-01-11               8.00                3,690,000(c)          4,290,134
Total                                                              21,603,293

Utilities -- electric (2.6%)
Centerpoint Energy
   02-15-11               7.75                1,050,000             1,217,141
Centerpoint Energy Resources
  Sr Nts Series B
   04-01-13               7.88                  960,000             1,132,484
Cleveland Electric Illuminating
  Sr Nts
   12-15-13               5.65                2,340,000             2,389,596
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                  830,000               862,743
Consolidated Natural Gas
   12-01-13               6.63                1,870,000             2,091,685
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                3,670,000(d)          3,681,194
DPL
  Sr Nts
   09-01-11               6.88                  500,000               520,000
Duke Energy
   01-15-12               6.25                2,335,000             2,519,414
  1st Mtge
   03-05-08               3.75                2,030,000             2,041,673
   04-01-10               4.50                  870,000               880,832
  Sr Nts
   11-30-12               5.63                3,960,000             4,118,114
Duke Energy Field Services
   08-16-05               7.50                2,500,000             2,612,898
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                  710,000               745,912
Florida Power
  1st Mtge
   03-01-13               4.80                1,520,000             1,527,159
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                1,110,000(d)          1,185,580
IPALCO Enterprises
   11-14-08               8.38                  265,000               294,150
   11-14-11               8.63                1,765,000             1,959,150
Metropolitan Edison
   03-15-13               4.95                4,090,000             4,054,588
  1st Mtge
   04-01-14               4.88                1,820,000(d)          1,778,963

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
133   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Northern States Power
  1st Mtge
   08-01-10               4.75%                $120,000              $123,374
Tampa Electric
   06-15-12               6.88                  570,000               637,142
   08-15-12               6.38                  805,000               875,424
Westar Energy
  1st Mtge
   07-01-14               6.00                6,110,000             6,503,190
Total                                                              43,752,406

Utilities -- natural gas (0.4%)
ANR Pipeline
   03-15-10               8.88                  405,000               455,625
Consolidated Natural Gas
  Sr Nts
   04-15-11               6.85                  870,000               981,473
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                  355,000               378,075
Northwest Pipeline
   03-01-10               8.13                1,340,000             1,509,175
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                  790,000(d)            837,400
Southern Natural Gas
   03-15-10               8.88                  410,000               461,250
Southern Star Central
   08-01-10               8.50                  470,000               514,650
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                1,070,000             1,182,350
Williams Companies
   03-15-12               8.13                  920,000             1,058,000
Total                                                               7,377,998

Utilities -- telephone (2.3%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25                4,535,000(c)          4,604,884
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25               10,700,000(c,d)       10,866,118
   11-15-33               6.38                1,040,000(c,d)        1,073,740
Verizon New York
  Series B
   04-01-32               7.38                4,200,000             4,642,693
Verizon Pennsylvania
  Series A
   11-15-11               5.65               17,730,000            18,601,783
Total                                                              39,789,218

Total bonds
(Cost: $1,608,284,022)                                         $1,626,448,973

Common stocks (--%)
Issuer                                            Shares              Value(a)

Orius                                               349(b,j,l)            $--
Stellex Aerostructures                               54(b,h,j,l)           --

Total common stocks
(Cost: $48,000)                                                           $--

Preferred stocks & other (--%)
Issuer                                            Shares              Value(a)

Orius Tranche Series A
  Warrants                                          387(b,j,l)            $--
Orius Tranche Series B
  Warrants                                          407(b,j,l)             --
Orius Tranche Series C
  Warrants                                          904(b,j,l)             --
Pegasus Satellite
   Cm Pay-in-kind Series B                           --(b,r)                1

Total preferred stocks & other
(Cost: $123)                                                               $1

Short-term securities (10.8%)(o)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (4.7%)
Federal Home Loan Bank Disc Nts
   09-10-04               1.49%             $25,000,000           $24,989,653
   09-15-04               1.27               10,000,000             9,994,730
Federal Home Loan Mtge Corp Disc Nt
   09-21-04               1.36               20,000,000            19,984,164
Federal Natl Mtge Assn Disc Nt
   09-17-04               1.50               25,000,000            24,982,293
Total                                                              79,950,840

Commercial paper (6.1%)
CIESCO
   10-18-04               1.55               20,000,000            19,958,820
Deutsche Bank Financial LLC
   09-01-04               1.57               17,300,000            17,299,245
Fairway Finance
   10-06-04               1.58               10,000,000             9,984,200
Falcon Asset Securitization
   09-23-04               1.53                5,000,000             4,995,113
Galaxy Funding
   10-21-04               1.62                4,000,000             3,990,820
Jupiter Securitization
   09-15-04               1.53               10,000,000             9,993,625
   09-24-04               1.54                3,200,000             3,196,715
Old Line Funding LLC
   09-24-04               1.54               11,200,000            11,188,502
Preferred Receivable Funding
   09-23-04               1.55               15,000,000            14,985,146
UBS Finance (Delaware) LLC
   09-01-04               1.58                5,200,000             5,199,772
White Pine Finance LLC
   09-22-04               1.43                2,600,000(q)          2,597,734
Total                                                             103,389,692

Total short-term securities
(Cost: $183,347,126)                                             $183,340,532

Total investments in securities
(Cost: $1,791,679,271)(s)                                      $1,809,789,506

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
134   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 6.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $69,595,341 or 4.1% of net assets.

(e) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments as of Aug. 31, 2004:

                                    Principal   Settlement      Proceeds
        Security                     amount        date        receivable            Value
        Federal Natl Mtge Assn
           09-01-19  5.00%       $ 4,025,000      9-20-04      $ 4,072,422      $ 4,099,213
           09-01-34  5.00         18,000,000      9-15-04       17,759,531       17,853,750
           09-01-34  5.50         14,650,000      9-15-04       14,780,492       14,874,321
           09-01-34  6.50         13,200,000      9-15-04       13,785,750       13,855,881

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $48,028,315.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Aug. 31, 2004.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(j)     Negligible market value.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

        Type of security                                      Notional amount

        Purchase contracts
        U.S. Treasury Bond, Dec. 2004, 20-year                   $ 24,500,000

        Sale contracts
        U.S. Treasury Note, Sept. 2004, 10-year                    46,000,000
        U.S. Treasury Note, Dec. 2004, 5-year                       5,800,000
        U.S. Treasury Note, Dec. 2004, 10-year                    111,600,000

(l) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2004, is as follows:

                                                     Acquisition
        Security                                        dates                   Cost
        Crown Paper
           11.00% Sr Sub Nts 2005              02-10-00 thru 02-14-00      $2,093,399
        Flooring America
           9.25% Series B 2007                 10-09-97 thru 12-17-02         205,934
        Greater Beijing First Expressways
           (U.S. Dollar) 9.50% Sr Nts 2007     06-12-97 thru 11-03-98         456,859
        Orius                                         03-22-01                 48,000
        Orius Tranche Series A
           Warrants                                   04-22-04                     --
        Orius Tranche Series B
           Warrants                                   04-22-04                     --
        Orius Tranche Series C
           Warrants                                   04-22-04                     --
        Stellex Aerostructures                        02-08-99*                    --

        * This security was acquired in connection with the Fund merger referred to in Note 10 of the financial statements.

--------------------------------------------------------------------------------
135   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

        FSA -- Financial Security Assurance

(n) Security is partially or fully on loan. See Note 6 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of this category (see Note 6 to the financial statements). 8.5% of the short-term securities is the Fund's cash equivalent position.

(p) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(q) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $2,597,734 or 0.2% of net assets.

(r) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(s) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $1,792,788,711 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $23,460,254
        Unrealized depreciation                                    (6,459,459)
                                                                   ----------
        Net unrealized appreciation                               $17,000,795
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
136   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Diversified Equity Income Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)
Issuer                                            Shares              Value(a)

Aerospace & defense (3.6%)
Goodrich                                        224,200            $7,120,592
Honeywell Intl                                  267,100             9,610,258
Rockwell Automation                             112,100             4,371,900
United Technologies                              94,300             8,855,713
Total                                                              29,958,463

Airlines (0.7%)
AMR                                             530,900(b,f)        4,746,246
Northwest Airlines                              156,200(b,f)        1,471,404
Total                                                               6,217,650

Automotive & related (1.6%)
Eaton                                           116,800             7,048,880
General Motors                                  162,100             6,696,351
Total                                                              13,745,231

Banks and savings & loans (3.4%)
Bank of America                                 341,500            15,360,670
US Bancorp                                       83,400             2,460,300
Washington Mutual                               120,800             4,690,664
Wells Fargo                                     109,300             6,421,375
Total                                                              28,933,009

Beverages & tobacco (1.4%)
Altria Group                                    237,500            11,625,625

Broker dealers (2.6%)
JP Morgan Chase                                 165,000             6,530,700
Lehman Brothers Holdings                         36,600             2,704,374
Merrill Lynch & Co                              118,200             6,036,474
Morgan Stanley                                  123,400             6,260,082
Total                                                              21,531,630

Building materials & construction (1.3%)
Cemex ADR                                       189,600(c)          5,365,680
Fluor                                           138,200             5,908,050
Total                                                              11,273,730

Chemicals (2.8%)
Air Products & Chemicals                         32,200             1,686,636
Compass Minerals Intl                           162,600             3,491,022
Dow Chemical                                    222,900             9,542,349
du Pont (EI) de Nemours                         178,200             7,530,732
Eastman Chemical                                 37,300             1,735,569
Total                                                              23,986,308

Computer hardware (0.2%)
Hewlett-Packard                                 115,200             2,060,928

Computer software & services (1.4%)
Electronic Data Systems                         316,700             6,086,974
Microsoft                                       215,000             5,869,500
Total                                                              11,956,474

Energy (11.4%)
BP ADR                                           60,300(c)          3,238,110
Burlington Resources                             50,400             1,825,992
ChevronTexaco                                   154,500            15,063,750
ConocoPhillips                                   79,400             5,909,742
Exxon Mobil                                     308,700            14,231,070
Kerr-McGee                                      198,300            10,466,274
Marathon Oil                                    292,500            10,608,975
Petroleo Brasileiro ADR                         330,800(c)         10,172,100
Repsol ADR                                      192,900(c)          4,000,746
Total ADR                                       129,300(c)         12,670,107
Unocal                                          193,700             7,232,758
Total                                                              95,419,624

Energy equipment & services (5.8%)
Baker Hughes                                    274,100            10,780,353
Halliburton                                     339,600             9,906,132
McDermott Intl                                  644,700(b)          7,768,635
Schlumberger                                    175,700            10,858,260
Tidewater                                       335,500             9,789,890
Total                                                              49,103,270

Engineering & construction (1.0%)
Hanson ADR                                      249,000(c,f)        8,533,230

Environmental services (0.6%)
Waste Management                                192,900             5,360,691

Finance companies (2.7%)
Citigroup                                       496,300            23,117,654

Financial services (2.5%)
Capital One Financial                            78,200             5,298,832
Fannie Mae                                      165,000            12,284,250
MBNA                                            159,100             3,840,674
Total                                                              21,423,756

Food (0.6%)
Archer-Daniels-Midland                          314,700             5,025,759

Furniture & appliances (1.5%)
Stanley Works                                    97,900             4,235,154
Whirlpool                                       138,000             8,437,320
Total                                                              12,672,474

Health care products (0.5%)
Bristol-Myers Squibb                            162,400             3,853,752

Health care services (3.2%)
PacifiCare Health Systems                       671,000(b)         21,881,310
Tenet Healthcare                                450,600(b)          4,695,252
Total                                                              26,576,562

Home building (0.4%)
Centex                                           15,200               695,704
DR Horton                                        22,850               706,979
KB HOME                                          11,000               756,470
Lennar CI A                                      22,900             1,048,820
Total                                                               3,207,973

Industrial transportation (1.7%)
Burlington Northern Santa Fe                    404,100            14,466,780

Insurance (12.5%)
ACE                                             354,700(c)         13,673,685
CIGNA                                            44,900             2,988,544
Hartford Financial
  Services Group                                 56,600             3,461,656
Jefferson-Pilot                                 120,000             5,748,000
Lincoln Natl                                    120,100             5,440,530
Loews                                           170,200             9,667,360
SAFECO                                          182,300             8,781,391
St. Paul Travelers Companies                    564,800            19,592,912
Torchmark                                       118,700             6,110,676
UnumProvident                                   285,500             4,619,390
XL Capital Cl A                                 352,900(c)         24,773,580
Total                                                             104,857,724

Leisure time & entertainment (1.4%)
Blockbuster Cl A                                179,800(f)          1,443,794
Royal Caribbean Cruises                         248,800(f)         10,275,440
Total                                                              11,719,234

Machinery (6.8%)
Caterpillar                                     375,500            27,298,850
Ingersoll-Rand Cl A                             231,000(c)         15,017,310
Parker-Hannifin                                 159,400             8,666,578
Tomkins ADR                                     317,700(c)          5,991,822
Total                                                              56,974,560

Media (0.7%)
RR Donnelley & Sons                             195,500             6,007,715

Metals (0.9%)
Alcoa                                           221,700             7,178,646

Multi-industry (10.7%)
Cooper Inds Cl A                                 76,900             4,246,418
Crane                                           214,900             5,802,300
Diebold                                          39,400             1,926,266
Dover                                            68,000             2,565,640
Eastman Kodak                                   147,500             4,363,050
General Electric                                894,000            29,314,260
Martin Marietta Materials                        69,600             3,131,304
Monsanto                                        248,500             9,095,100
Pentair                                         131,700             4,377,708
Pitney Bowes                                     67,000             2,918,520
Textron                                         182,500            11,586,925
YORK Intl                                       300,200             9,774,512
Total                                                              89,102,003

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
137   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Issuer                                            Shares              Value(a)

Paper & packaging (2.7%)
Abitibi-Consolidated                            541,500(c)         $3,205,680
Intl Paper                                      275,000            11,005,500
MeadWestvaco                                     92,600             2,791,890
Rayonier                                         42,000             1,947,540
Weyerhaeuser                                     63,600             3,975,636
Total                                                              22,926,246

Precious metals (0.1%)
Freeport McMoRan Copper &
  Gold Cl B                                      29,600             1,113,848

Real estate investment trust (1.7%)
Crescent Real Estate Equities                   703,500            11,234,895
Starwood Hotels &
  Resorts Worldwide                              76,600             3,385,720
Total                                                              14,620,615

Retail -- general (0.3%)
JC Penney                                        70,400             2,697,728

Utilities -- electric (0.2%)
FirstEnergy                                      21,800               877,232
Pinnacle West Capital                            20,600               869,526
Total                                                               1,746,758

Utilities -- natural gas (0.2%)
NiSource                                         80,700             1,678,560

Utilities -- telephone (8.6%)
AT&T                                            397,100             5,869,138
BellSouth                                       514,800            13,776,048
BT Group                                      2,666,140             8,793,005
SBC Communications                              594,700            15,337,313
Sprint (FON Group)                              347,400             6,836,832
Telefonos de Mexico
  ADR Cl L                                      281,500(c)          9,117,785
Verizon Communications                          321,800            12,630,650
Total                                                              72,360,771

Total common stocks
(Cost: $750,769,721)                       $823,034,981

Preferred stocks (0.6%)

Issuer                                            Shares              Value(a)

Xerox
  6.25% Cv                                        6,410              $794,199
  7.50% Cv                                        9,300(d)            695,175
Schering-Plough
  6.00% Cv                                       66,600             3,343,320

Total preferred stocks
(Cost: $4,436,000)                                                 $4,832,694

Short-term securities (4.3%)(g)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.3%)
Federal Home Loan Mtge Corp Disc Nt
   09-07-04               1.30%              $5,000,000            $4,998,738
Federal Natl Mtge Assn Disc Nts
   09-22-04               1.31                3,900,000             3,896,873
   10-01-04               1.53                2,300,000             2,296,970
Total                                                              11,192,581

Commercial paper (3.0%)
K2 (USA) LLC
   09-10-04               1.40                6,800,000(e)          6,797,350
Merrill Lynch
   09-01-04               1.43                8,300,000             8,299,670
   09-09-04               1.53                9,300,000             9,296,443
White Pine Finance LLC
   09-22-04               1.43                1,026,000(e)          1,025,106
Total                                                              25,418,569

Total short-term securities
(Cost: $36,612,610)                                               $36,611,150

Total investments in securities
(Cost: $791,818,331)(h)                                          $864,478,825

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 13.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $695,175 or 0.1% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $7,822,456 or 0.9% of net assets.

(f) Security is partially or fully on loan. See Note 6 to the financial statements.

(g) Cash collateral received from security lending activity is invested in short-term securities and represents 1.8% of this category (see Note 6 to the financial statements). 2.5% of the short-term securities is the Fund's cash equivalent position.

(h) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $794,936,563 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $ 86,189,713
        Unrealized depreciation                                   (16,647,451)
                                                                  -----------
        Net unrealized appreciation                              $ 69,542,262
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
138   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Equity Select Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.9%)
Issuer                                            Shares              Value(a)

Banks and savings & loans (2.1%)
Investors Financial Services                    101,500            $4,707,570

Broker dealers (2.1%)
Legg Mason                                       57,300             4,622,964

Chemicals (1.5%)
Sigma-Aldrich                                    58,700             3,362,923

Computer hardware (1.1%)
Network Appliance                               122,200(b)          2,452,554

Computer software & services (19.7%)
Acxiom                                          146,700             3,296,349
Adobe Systems                                    46,850             2,149,010
Advent Software                                  74,200(b)          1,252,496
BMC Software                                    293,100(b)          4,387,707
Dendrite Intl                                   274,000(b)          3,534,600
Digital River                                    68,000(b)          1,636,760
DST Systems                                      68,100(b)          3,080,844
Electronic Arts                                  43,300(b)          2,155,474
Fair Isaac                                      115,600             3,113,108
Fiserv                                          113,500(b)          3,947,530
Juniper Networks                                191,100(b)          4,374,279
NAVTEQ                                           20,000(b)            657,600
Paychex                                         162,700             4,827,308
SunGard Data Systems                            162,700(b)          3,742,100
Symantec                                         49,400(b)          2,369,224
Total                                                              44,524,389

Electronics (7.0%)
Altera                                           74,200(b)          1,403,864
American Power Conversion                       163,400             2,745,120
Broadcom Cl A                                    44,100(b)          1,196,874
KLA-Tencor                                       28,100(b)          1,049,816
Maxim Integrated Products                       101,000             4,386,430
Microchip Technology                            140,100             3,697,239
Novellus Systems                                 51,400(b)          1,255,702
Total                                                              15,735,045

Energy (8.3%)
Apache                                           90,800             4,057,852
EOG Resources                                    40,000             2,310,800
Murphy Oil                                       69,200             5,225,292
Newfield Exploration                             67,200(b)          3,719,520
Pogo Producing                                   76,100             3,346,878
Total                                                              18,660,342

Energy equipment & services (4.4%)
BJ Services                                      84,300(b)          4,050,615
ENSCO Intl                                      118,200             3,446,712
Nabors Inds                                      54,700(b,c)        2,412,270
Total                                                               9,909,597

Financial services (1.1%)
CapitalSource                                    54,200(b)          1,105,138
T Rowe Price Group                               28,200             1,396,746
Total                                                               2,501,884

Health care products (15.2%)
American Pharmaceutical
  Partners                                       38,500(b)          1,170,785
Biogen Idec                                     141,600(b)          8,401,128
Biomet                                          160,500             7,326,825
Diagnostic Products                             126,000             5,092,920
Eon Labs                                         18,500(b)            465,460
Gilead Sciences                                   3,200(b)            221,216
Invitrogen                                       64,700(b)          3,202,650
Kinetic Concepts                                 24,847(b)          1,236,635
MedImmune                                        62,800(b)          1,499,036
MGI Pharma                                       15,700(b)            364,711
St. Jude Medical                                 24,800(b)          1,667,800
Techne                                           95,800(b)          3,711,292
Total                                                              34,360,458

Health care services (4.6%)
Express Scripts                                  31,200(b)          1,971,840
Health Management
  Associates Cl A                               196,700             3,760,904
Lincare Holdings                                 92,000(b)          2,956,880
Omnicare                                         54,200             1,568,548
Total                                                              10,258,172

Industrial services (5.0%)
Cintas                                           67,600             2,772,276
Fastenal                                        135,500             8,506,690
Total                                                              11,278,966

Insurance (0.6%)
Axis Capital Holdings                            52,800(c)          1,260,336

Lodging & gaming (0.2%)
GTECH Holdings                                   17,900               420,650

Media (4.6%)
Catalina Marketing                              137,900(b)          3,102,750
Univision
  Communications Cl A                           153,000(b)          5,049,000
Westwood One                                     95,900(b)          2,151,996
Total                                                              10,303,746

Multi-industry (6.5%)
Danaher                                         103,800             5,337,396
DeVry                                            63,100(b)          1,225,402
Martin Marietta Materials                        51,000             2,294,490
Robert Half Intl                                133,800             3,278,100
Strayer Education                                22,900             2,381,600
Total                                                              14,516,988

Restaurants (4.8%)
Brinker Intl                                     37,200(b)          1,132,740
CBRL Group                                       44,600             1,421,848
Cheesecake Factory (The)                         59,300(b)          2,453,834
Outback Steakhouse                               14,300               559,702
Starbucks                                       122,200(b)          5,283,928
Total                                                              10,852,052

Retail -- general (7.3%)
Staples                                          82,600             2,368,968
Whole Foods Market                               97,200             7,555,356
Williams-Sonoma                                 188,300(b)          6,588,617
Total                                                              16,512,941

Telecom equipment & services (1.0%)
Corning                                         110,600(b)          1,119,272
JDS Uniphase                                    333,900(b)          1,038,429
Total                                                               2,157,701

Textiles & apparel (0.8%)
Coach                                            40,500(b)          1,707,075

Total common stocks
(Cost: $200,154,578)                                             $220,106,353

Short-term securities (2.7%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   09-15-04               1.27%                $500,000              $499,737
Federal Home Loan Mtge Corp Disc Nt
   09-30-04               1.51                1,200,000             1,198,491
Federal Natl Mtge Assn Disc Nts
   09-08-04               1.49                  900,000               899,702
   09-22-04               1.31                  500,000               499,599
   09-27-04               1.51                1,100,000             1,098,754
   10-01-04               1.53                  500,000               499,341
   10-08-04               1.53                  600,000               599,031
   10-20-04               1.59                  800,000               798,233

Total short-term securities
(Cost: $6,093,133)                                                 $6,092,888

Total investments in securities
(Cost: $206,247,711)(d)                                          $226,199,241

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
139   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Equity Select Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 1.6% of net assets.

(d) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $207,019,371 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $28,439,338
        Unrealized depreciation                                    (9,259,468)
                                                                   ----------
        Net unrealized appreciation                               $19,179,870
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
140   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Global Bond Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (94.3%)(c)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Australia (1.6%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75%                $140,000              $153,300
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00                5,940,000             4,504,797
Queensland Treasury
  (Australian Dollar)
   06-14-05               6.50                2,400,000             1,704,993
Telstra
  (U.S. Dollar)
   04-01-12               6.38                  250,000               276,830
Total                                                               6,639,920

Austria (3.1%)
Oesterreich Kontrollbank
  (Japanese Yen)
   03-22-10               1.80              450,000,000             4,328,983
Republic of Austria
  (European Monetary Unit)
   01-15-10               5.50                6,380,000             8,549,521
Total                                                              12,878,504

Brazil (0.2%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14               8.00                  867,850               848,584

Canada (2.8%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                   45,000(d)             44,025
Canada Housing Trust
  (Canadian Dollar)
   06-15-06               5.53                2,230,000             1,773,552
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10               4.90                  195,000(d)            149,489
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                  125,000               133,125
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                  125,000               129,688
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                  105,000               114,713
Domtar
  (U.S. Dollar)
   12-01-13               5.38                  555,000               551,719
Govt of Canada
  (U.S. Dollar)
   11-05-08               5.25                1,000,000             1,073,482
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                   75,000(d)             77,250
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                  155,000               160,038
Province of British Columbia
  (Canadian Dollar)
   08-23-10               6.38                4,760,000             4,005,007
Province of Ontario
  (Canadian Dollar)
   03-08-06               5.90                2,500,000             1,987,145
Province of Quebec
  (Japanese Yen) (MBIA)
   05-09-13               1.60               80,000,000(e)            742,896
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                  100,000                95,750
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                  150,000               160,392
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                  100,000               106,500
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                   70,000                70,700
Total                                                              11,375,471

Denmark (0.5%)
Realkredit Danmark
  (Danish Krone)
   01-01-06               4.00               12,400,000             2,066,633

Finland (2.2%)
Republic of Finland
  (European Monetary Unit)
   07-04-07               5.00                7,065,000             9,114,556

France (1.9%)
Cie Financement Foncier
  (European Monetary Unit)
   02-02-06               2.75                1,450,000             1,774,829
France Telecom
  (U.S. Dollar)
   03-01-06               8.20                  550,000(b)            590,245
Govt of France
  (European Monetary Unit)
   04-25-12               5.00                4,240,000             5,570,831
Total                                                               7,935,905

Germany (9.1%)
Allgemeine Hypo Bank
  (European Monetary Unit)
   09-02-09               5.00                1,410,000(d)          1,836,838
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40               80,000,000               723,434
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25                2,125,000             2,820,920
   07-04-13               3.75                7,210,000             8,646,925
   07-04-27               6.50                5,540,000             8,491,045
Bundesschatzanweisungen
  (European Monetary Unit)
   12-16-05               2.75                6,340,000             7,765,621
Depfa Pfandbriefbank
  (European Monetary Unit)
   01-15-10               5.50                1,650,000             2,203,873
Deutsche Bank
  (European Monetary Unit)
   07-28-09               4.25                  375,000               471,757
Eurohypo
  (European Monetary Unit)
   07-05-10               5.75                1,680,000             2,272,131
Westfaelische Hypobank
  (European Monetary Unit)
   04-24-06               4.75                1,700,000             2,143,781
Total                                                              37,376,325

Greece (5.4%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06               2.75                5,775,000             7,056,145
   04-19-07               4.65                3,600,000             4,597,071
   05-18-11               5.35                4,630,000             6,156,682
   10-22-22               5.90                3,100,000             4,309,836
Total                                                              22,119,734

Ireland (--%)
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                   60,000                67,500

Italy (8.6%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   03-01-07               4.50                6,650,000             8,456,803
   10-15-07               5.00                6,520,000             8,433,940
   02-01-13               4.75                7,260,000             9,304,145
   11-01-26               7.25                2,625,191             4,303,356

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
141   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Italy (cont.)
Republic of Italy
  (Japanese Yen)
   03-27-08               3.80%             400,000,000            $4,100,438
Telecom Italia
  (European Monetary Unit)
   02-01-07               5.63                  350,000               450,245
Total                                                              35,048,927

Japan (5.2%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12               1.40              464,000,000             4,277,633
Govt of Japan
  (Japanese Yen)
   03-20-09               0.70              389,000,000             3,574,149
   12-21-09               1.70              690,000,000             6,632,434
   03-22-10               1.70              210,000,000             2,016,294
   06-20-12               1.40              519,000,000             4,797,982
Total                                                              21,298,492

Luxembourg (0.5%)
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                   40,000(d)             42,950
Michelin Finance Luxembourg
  (European Monetary Unit)
   04-16-09               6.13                  350,000               469,237
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                1,670,000(d)          1,695,927
Total                                                               2,208,114

Malaysia (0.3%)
Petronas Capital
  (U.S. Dollar)
   05-22-12               7.00                1,150,000(d)          1,310,217

Mexico (0.8%)
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                  310,000               341,000
United Mexican States
  (Japanese Yen)
   06-06-06               6.75               48,000,000               486,093
  (U.S. Dollar)
   03-03-15               6.63                2,145,000             2,262,975
Total                                                               3,090,068

Netherlands (3.3%)
Bank of Nederlandse Gemeenten
  (British Pound)
   08-06-07               7.38                  760,000             1,449,388
Deutsche Telekom Intl Finance
  (European Monetary Unit)
   05-29-07               7.50                  350,000               473,702
  (U.S. Dollar)
   07-22-13               5.25                1,300,000             1,320,033
Govt of Netherlands
  (European Monetary Unit)
   07-15-12               5.00                6,500,000             8,519,257
Intl Nederland Bank
  (European Monetary Unit) Sr Nts
   01-29-09               4.25                  440,000               554,756
RWE Finance
  (European Monetary Unit)
   10-26-07               5.50                  350,000               456,342
Vodafone Finance
  (European Monetary Unit)
   05-27-09               4.75                  600,000               765,065
Total                                                              13,538,543

New Zealand (1.5%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00                6,400,000             4,312,479
   11-15-11               6.00                2,610,000             1,676,345
Total                                                               5,988,824

Norway (1.6%)
A/S Eksportfinans
  (Japanese Yen)
   06-21-10               1.80              231,000,000             2,217,852
Govt of Norway
  (Norwegian Krone)
   05-16-11               6.00               26,900,000             4,320,456
Total                                                               6,538,308

Poland (1.0%)
Republic of Poland
  (Polish Zloty)
   02-12-06               8.50                8,700,000             2,381,561
   11-24-09               6.00                6,800,000             1,722,197
Total                                                               4,103,758

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08               0.98               40,000,000               365,729

Spain (7.7%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
   03-25-11               3.50                1,900,000             2,273,669
Govt of Spain
  (European Monetary Unit)
   10-31-07               4.25                6,690,000             8,491,463
   07-30-09               5.15                8,990,000            11,855,290
   01-31-10               4.00                7,020,000             8,771,250
Total                                                              31,391,672

Supra-National (2.0%)
European Investment Bank
  (British Pound)
   12-07-11               5.50                2,280,000             4,166,163
Inter-American Development Bank
  (Japanese Yen)
   07-08-09               1.90              401,000,000             3,882,545
Total                                                               8,048,708

Sweden (0.5%)
Govt of Sweden
  (Swedish Krona)
   04-20-06               3.50               14,050,000             1,878,111

United Kingdom (3.7%)
British Telecom
  (U.S. Dollar)
   12-15-10               8.38                  550,000               662,590
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                  795,000               823,713
United Kingdom Treasury
  (British Pound)
   12-07-07               7.25                2,890,000             5,582,843
   11-25-10               6.25                2,200,000             4,248,396
   03-07-12               5.00                2,100,000             3,803,924
Total                                                              15,121,466

United States (30.6%)
Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1
   10-20-06               3.85                  400,000(d)            405,863
Airgas
  (U.S. Dollar)
   10-01-11               9.13                   75,000                84,563
  (U.S. Dollar) Sr Sub Nts
   07-15-14               6.25                   20,000                19,675
Alliant Techsystems
  (U.S. Dollar)
   05-15-11               8.50                   25,000                27,188
Allied Waste North America
  (U.S. Dollar)
   04-15-11               6.38                   35,000                34,388
  (U.S. Dollar) Series B
   04-01-08               8.88                  150,000               164,625
ASIF Global Financing
  (U.S. Dollar)
   01-17-13               4.90                2,800,000(d)          2,841,720
AT&T Wireless Services
  (U.S. Dollar) Sr Nts
   03-01-11               7.88                  300,000               353,589
Ball
  (U.S. Dollar)
   12-15-12               6.88                  145,000               151,525
Bank of America
  (U.S. Dollar) Sr Nts
   02-01-07               5.25                  725,000               761,156
  (U.S. Dollar) Sub Nts
   08-15-13               4.75                  500,000               497,284
Bayerische Landesbank
  (U.S. Dollar) Sub Nts
   12-01-08               5.88                  800,000               867,159
Bear Stearns
  Commercial Mtge Securities
  (U.S. Dollar) Series 2003-T10 Cl A1
   03-13-40               4.00                  372,822(f)            373,027
Blockbuster
  (U.S. Dollar) Sr Sub Nts
   09-01-12               9.00                   10,000(d)             10,350

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
142   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

United States (cont.)
Boyd Gaming
  (U.S. Dollar) Sr Sub Nts
   12-15-12               7.75%                 $25,000               $26,406
   04-15-14               6.75                   50,000                50,125
Caesars Entertainment
  (U.S. Dollar) Sr Sub Nts
   05-15-11               8.13                  195,000               220,837
Case New Holland
  (U.S. Dollar) Sr Nts
   06-01-09               6.00                   25,000(d)             24,375
CBD Media/Finance
  (U.S. Dollar)
   06-01-11               8.63                   55,000                58,163
Centerpoint Energy
  (U.S. Dollar)
   02-15-11               7.75                   70,000                81,143
Chesapeake Energy
  (U.S. Dollar) Sr Nts
   06-15-14               7.50                   40,000                42,700
   08-15-14               7.00                   35,000(d)             36,050
   01-15-16               6.88                   25,000                25,313
Chiquita Brands Intl
  (U.S. Dollar) Sr Nts
   03-15-09              10.56                  125,000               135,469
Choctaw Resort Development Enterprises
  (U.S. Dollar) Sr Nts
   04-01-09               9.25                   85,000                91,163
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10               3.88                2,070,000             2,540,783
Comcast
  (U.S. Dollar)
   03-15-11               5.50                1,650,000             1,716,709
Comcast Cable Communication Holdings
  (U.S. Dollar)
   03-15-13               8.38                   48,000                58,040
Compass Minerals Group
  (U.S. Dollar)
   08-15-11              10.00                  165,000               183,150
Cott Beverages
  (U.S. Dollar)
   12-15-11               8.00                  350,000               379,313
CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
   01-15-37               3.52                  300,000(f)            297,220
CSC Holdings
  (U. S. Dollar) Sr Nts
   12-15-07               7.88                   80,000                85,000
DR Horton
  (U.S. Dollar) Sr Nts
   05-01-13               6.88                   75,000                80,625
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07               5.63                  540,000               694,479
  (U.S. Dollar)
   11-15-13               6.50                  250,000               269,483
Del Monte
  (U.S. Dollar) Series B
   05-15-11               9.25                  100,000               111,000
Dex Media West LLC/Finance
  (U.S. Dollar) Sr Nts Series B
   08-15-10               8.50                   35,000                39,419
DirecTV Holdings/Finance
  (U.S. Dollar) Sr Nts
   03-15-13               8.38                  175,000               199,063
Domino's Pizza LLC
  (U.S. Dollar) Sr Sub Nts
   07-01-11               8.25                   95,000               101,650
DRS Technologies
  (U.S. Dollar) Sr Sub Nts
   11-01-13               6.88                   60,000                61,800
Echostar DBS
  (U.S. Dollar) Sr Nts
   10-01-08               5.75                   60,000                60,150
El Paso Natl Gas
  (U.S. Dollar) Sr Nts Series A
   08-01-10               7.63                  100,000               106,500
Emmis Operating
  (U.S. Dollar)
   05-15-12               6.88                   50,000                50,143
Encore Acquisition
  (U.S. Dollar) Sr Sub Nts
   04-15-14               6.25                  400,000               392,000
Federal Home Loan Mtge Corp
  (U.S. Dollar)
   09-01-17               6.50                  296,676(f)            315,402
   05-01-18               4.50                  835,322(f)            837,074
   10-01-18               5.00                  915,893(f)            935,682
   04-01-33               6.00                1,279,283(f)          1,330,681
   08-01-33               6.50                  223,195(f)            234,895
   11-01-33               5.00                  987,311(f)            982,675
  (European Monetary Unit)
   01-15-06               5.25                1,380,000             1,742,333
Federal Natl Mtge Assn
  (U.S. Dollar)
   10-15-06               4.38                2,800,000             2,896,832
   01-01-09               5.74                  648,075(f)            694,518
   01-01-13               4.92                  313,517(f)            324,388
   02-01-13               4.87                  809,552(f)            829,429
   12-01-13               4.98                3,471,894(f)          3,561,075
   02-01-14               4.77                1,094,254(f)          1,112,730
   04-01-14               4.65                  498,394(f)            500,333
   05-01-14               4.52                  498,781(f)            495,997
   02-01-17               5.50                  358,286(f)            372,440
   04-01-17               6.50                  642,436(f)            686,485
   07-01-17               6.00                  254,459(f)            268,336
   08-01-17               6.00                1,051,838(f)          1,110,637
   09-01-17               6.00                  754,849(f)            795,766
   08-01-18               4.50                  449,362(f)            450,556
   11-01-18               5.50                2,201,642(f)          2,284,950
   12-01-18               5.00                3,137,500(f)          3,206,478
   02-01-19               5.00                  744,612(f)            759,709
   07-01-23               5.00                  771,719(f)            778,821
   12-01-28               6.00                1,316,847(f)          1,374,521
   12-01-31               6.50                  559,398(f)            591,797
   05-01-32               7.50                  461,396(f)            495,165
   06-01-32               7.00                  364,242(f)            390,388
   07-01-32               6.50                  267,249(f)            281,567
   08-01-32               6.50                1,109,844(f)          1,169,305
   11-01-32               7.50                  692,856(f)            743,565
   03-01-33               5.50                1,295,387(f)          1,320,254
   03-01-33               6.00                1,475,702(f)          1,530,816
   04-01-33               6.00                2,580,962(f)          2,678,759
   06-01-33               5.50                2,619,721(f)          2,672,095
   09-01-33               5.50                2,088,685(f)          2,126,731
   10-01-33               5.50                  902,790(f)            921,337
   10-01-33               6.50                3,865,510(f)          4,063,367
   11-01-33               6.50                1,998,437(f)          2,104,433
Finlay Fine Jewelry
  (U.S. Dollar) Sr Nts
   06-01-12               8.38                   30,000(d)             31,950
Ford Motor
  (U.S. Dollar)
   10-01-28               6.63                  391,000               354,707
Foundation PA Coal
  (U.S. Dollar) Sr Nts
   08-01-14               7.25                   20,000(d)             20,900
GE Financial Assurance Holdings
  (Japanese Yen)
   06-20-11               1.60               80,000,000               722,799
General Electric Capital
  (European Monetary Unit)
   06-20-07               5.13                  375,000               483,098
Georgia Gulf
  (U.S. Dollar) Sr Nts
   12-15-13               7.13                  100,000               102,000
Georgia-Pacific
  (U.S. Dollar)
   02-01-10               8.88                   65,000                76,213
   02-01-13               9.38                   25,000                29,438
GMAC
  (U.S. Dollar)
   03-02-11               7.25                1,300,000             1,386,229
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09               6.65                  450,000               501,590
Govt Natl Mtge Assn
  (U.S. Dollar)
   10-15-33               5.50                1,091,887(f)          1,115,072
  (U.S. Dollar)
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                1,600,178(f,j)          195,968
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09               9.00                  125,000               138,750
Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
   08-15-11               8.50                   20,000                22,200
Greenwich Capital Commercial Funding
  (U.S. Dollar) Series 2004-GG1 Cl A7
   06-10-36               5.32                1,100,000             1,145,220
GS Mtge Securities
  (U.S. Dollar) Series 2004-GG2 Cl A6
   08-10-38               5.40                1,400,000(f)          1,460,787

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
143   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

United States (cont.)
Gulfterra Energy Partner
  (U.S. Dollar) Sr Nts
   06-01-10               6.25%                $150,000              $165,188
Hilton Hotels
  (U.S. Dollar)
   12-01-12               7.63                  100,000               114,750
Host Marriott
  (U.S. Dollar) Sr Nts
   08-15-12               7.00                   65,000(d)             66,138
IASIS Healthcare
  (U.S. Dollar) Sr Sub Nts
   06-15-14               8.75                   20,000(d)             20,900
Innophos
  (U.S. Dollar) Sr Sub Nts
   08-15-14               8.88                   10,000(d)             10,400
Intl Paper
  (European Monetary Unit)
   08-11-06               5.38                  350,000               444,666
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08               8.38                  140,000               155,400
JP Morgan Chase
  (U.S. Dollar) Sub Nts
   02-01-11               6.75                  206,000               230,276
   03-15-14               4.88                  210,000               208,198
Jefferson Smurfit
  (U.S. Dollar)
   10-01-12               8.25                   40,000                43,600
Earle M Jorgensen
  (U.S. Dollar)
   06-01-12               9.75                   30,000                33,300
Joy Global
  (U.S. Dollar) Series B
   03-15-12               8.75                   35,000                39,463
Key Energy Services
  (U.S. Dollar) Series C
   03-01-08               8.38                   65,000                68,575
  (U.S. Dollar) Sr Nts
   05-01-13               6.38                   45,000                42,975
Kraft Foods
  (U.S. Dollar)
   10-01-08               4.00                  700,000               705,915
L-3 Communications
  (U.S. Dollar)
   06-15-12               7.63                  150,000               162,375
La Quinta Properties
  (U.S. Dollar) Sr Nts
   08-15-12               7.00                   20,000(d)             20,625
Lamar Media
  (U.S. Dollar)
   01-01-13               7.25                   40,000                42,600
LB-UBS Commercial Mtge Trust
  (U.S. Dollar) Series 2004-C6 Cl A2
   08-15-29               4.19                1,000,000(f)          1,010,690
  (U.S. Dollar) Series 2004-C6 Cl A6
   08-15-29               5.02                1,100,000(f)          1,112,203
MacDermid
  (U.S. Dollar)
   07-15-11               9.13                   20,000                22,325
Manitowoc
  (U.S. Dollar)
   11-01-13               7.13                  220,000               227,150
Meritage
  (U.S. Dollar)
   06-01-11               9.75                   55,000                61,325
Meritor Automotive
  (U.S. Dollar)
   02-15-09               6.80                  100,000               103,000
Merrill Lynch Mtge Trust
  (U.S. Dollar) Series 2003-KEY1 Cl A4
   11-12-35               5.24                  650,000(f)            673,473
Metropolitan Edison
  (U.S. Dollar)
   03-15-13               4.95                  760,000               753,420
MGM Mirage
  (U.S. Dollar)
   10-01-09               6.00                   25,000                25,500
  (U.S. Dollar) Sr Nts
   02-27-14               5.88                  125,000               118,125
Mohegan Tribal Gaming
  (U.S. Dollar) Sr Sub Nts
   04-01-12               8.00                  100,000               109,750
   08-15-14               7.13                   50,000(d)             51,375
Morgan Stanley Group
  (European Monetary Unit)
   03-16-06               5.25                1,710,000             2,163,025
NeighborCare
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.88                   15,000                15,675
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12               8.38                  170,000               188,275
   09-01-14               6.63                  105,000(d)            107,625
Nextel Communications
  (U.S. Dollar) Sr Nts
   10-31-13               6.88                  160,000               161,600
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08               2.61                  200,000               199,577
Norcraft Companies LP/Finance
  (U.S. Dollar) Sr Sub Nts
   11-01-11               9.00                   40,000(d)             42,800
Northwest Pipeline
  (U.S. Dollar)
   03-01-10               8.13                    5,000                 5,631
Offshore Logistics
  (U.S. Dollar)
   06-15-13               6.13                  125,000               123,750
Omnicare
  (U.S. Dollar) Sr Sub Nts
   06-01-13               6.13                   45,000                43,650
Owens-Brockway Glass
  (U.S. Dollar)
   05-15-11               7.75                   95,000               100,700
Pacific Energy
  (U.S. Dollar) Sr Nts
   06-15-14               7.13                   40,000(d)             42,300
Pacific Life
  (U.S. Dollar)
   09-15-33               6.60                  225,000(d)            243,830
PanAmSat
  (U.S. Dollar)
   08-15-14               9.00                   30,000(d)             31,200
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13               6.88                  375,000               395,624
Plains Exploration & Production
  (U.S. Dollar) Sr Nts
   06-15-14               7.13                  175,000(d)            185,500
Pride Intl
  (U.S. Dollar) Sr Nts
   07-15-14               7.38                   25,000(d)             26,625
Prime Hospitality
  (U.S. Dollar) Sr Sub Nts Series B
   05-01-12               8.38                   50,000                57,500
Qwest
  (U.S. Dollar)
   03-15-12               9.13                  100,000(d)            107,000
Ryland Group
  (U.S. Dollar) Sr Nts
   06-01-08               5.38                  170,000               175,525
Schuler Homes
  (U.S. Dollar)
   07-15-09               9.38                   40,000                44,200
Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.75                  100,000                99,500
Southern Star Central
  (U.S. Dollar)
   08-01-10               8.50                  100,000               109,500
Speedway Motorsports
  (U.S. Dollar) Sr Sub Nts
   06-01-13               6.75                   75,000(d)             78,000
Sprint Capital
  (U.S. Dollar)
   11-15-28               6.88                1,100,000             1,146,520
SPX
  (U.S. Dollar) Sr Nts
   06-15-11               6.25                   50,000                49,500
Station Casinos
  (U.S. Dollar) Sr Nts
   04-01-12               6.00                   90,000                90,225
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13               7.38                  115,000               118,449
Time Warner
  (U.S. Dollar)
   05-15-29               6.63                1,360,000             1,386,664
Toyota Motor Credit
  (Japanese Yen)
   06-09-08               0.75              203,000,000             1,876,085

See accompanying notes to investments in securities.

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144   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

United States (cont.)
Transcontinental Gas Pipeline
  (U.S. Dollar) Series B
   08-15-11               7.00%                $100,000              $110,500
Triad Hospitals
  (U.S. Dollar) Sr Nts
   05-15-12               7.00                  100,000               104,250
U.S. Treasury (U.S. Dollar)
   07-15-09               3.63                  240,000               243,422
   08-15-09               3.50                  260,000               262,153
   05-15-14               4.75                7,218,000(g)          7,575,234
   08-15-14               4.25                7,380,000             7,453,800
   08-15-23               6.25                5,595,000(k)          6,499,163
   02-15-26               6.00                3,980,000(k)          4,509,061
   02-15-31               5.38                  345,000               367,317
United Auto Group
  (U.S. Dollar)
   03-15-12               9.63                   35,000                38,850
US Bank NA Minnesota
  (U.S. Dollar)
   08-01-11               6.38                  750,000               838,055
US Oncology
  (U.S. Dollar) Sr Nts
   08-15-12               9.00                   20,000(d)             20,950
Valmont Inds
  (U.S. Dollar)
   05-01-14               6.88                  100,000(d)            100,500
Vanguard Health Systems
  (U.S. Dollar)
   08-01-11               9.75                   80,000                92,800
Verizon Pennsylvania
  (U.S. Dollar) Series A
   11-15-11               5.65                2,730,000             2,864,233
Wachovia
  (U.S. Dollar)
   08-15-08               3.50                  200,000               199,384
  (U.S. Dollar) Sub Nts
   08-01-14               5.25                  365,000               373,469
Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar) Series 2003-C8 Cl A2
   11-15-35               3.89                  750,000(f)            752,648
Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
   06-15-11               6.88                  700,000               790,638
   08-15-14               5.65                1,000,000             1,035,961
Wells Fargo Bank NA
  (U.S. Dollar) Sub Nts
   02-01-11               6.45                1,740,000             1,956,735
William Carter
  (U.S. Dollar) Series B
   08-15-11              10.88                   80,000                90,000
Williams Companies
  (U.S. Dollar)
   03-15-12               8.13                  110,000               126,500
Total                                                             125,234,984

Total bonds
(Cost: $368,837,511)                                             $385,589,053

Short-term securities (5.9%)(h)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (2.9%)
Federal Natl Mtge Assn Disc Nts
   09-01-04               1.21%              $3,300,000            $3,299,889
   10-22-04               1.60                8,700,000             8,679,893
Total                                                              11,979,782

Commercial paper (3.0%)
K2 (USA) LLC
   09-10-04               1.40                5,000,000(i)          4,998,052
Merrill Lynch & Co
   09-09-04               1.53                7,300,000             7,297,208
Total                                                              12,295,260

Total short-term securities
(Cost: $24,276,086)                                               $24,275,042

Total investments in securities
(Cost: $393,113,597)(l)                                          $409,864,095

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
145   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $9,683,672 or 2.4% of net assets.

(e) The following abbreviation(s) is (are) used in the portfolio security description(s) to identify the insurer of the issue:

        MBIA      --       MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Security is partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in short-term securities and represents 1.0% of this category (see Note 6 to the financial statements). 4.9% of the short-term securities is the Fund's cash equivalent position.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $4,998,052 or 1.2% of net assets.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Aug. 31, 2004.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

        Type of security                                      Notional amount

        Sale contracts
        U.S. Treasury Note, Sept. 2004, 5-year                     $  300,000
        U.S. Treasury Note, Sept. 2004, 10-year                     4,300,000
        U.S. Treasury Note, Dec. 2004, 5-year                         500,000
        U.S. Treasury Note, Dec. 2004, 10-year                      9,900,000

(l) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $393,113,907 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $17,175,773
        Unrealized depreciation                                      (425,585)
                                                                     --------
        Net unrealized appreciation                               $16,750,188
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
146   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Growth Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)
Issuer                                            Shares              Value(a)

Aerospace & defense (1.6%)
Lockheed Martin                                  79,900            $4,297,022

Banks and savings & loans (1.1%)
Bank of America                                  20,600               926,588
Investors Financial Services                     14,900               691,062
US Bancorp                                       42,000             1,239,000
Total                                                               2,856,650

Beverages & tobacco (5.2%)
Altria Group                                     88,500             4,332,075
Coca-Cola                                        91,800             4,104,378
PepsiCo                                         103,017             5,150,850
Total                                                              13,587,303

Building materials & construction (0.2%)
American Standard                                16,800(b)            631,848

Cable (8.0%)
NTL                                             379,404(b)         20,605,431
Telewest Global                                  20,000(b,c)          231,000
Total                                                              20,836,431

Cellular telecommunications (12.0%)
AT&T Wireless Services                          269,900(b)          3,945,938
Nextel Communications Cl A                      590,600(b)         13,696,013
Telesystem Intl Wireless                        303,350(b,c)        2,812,055
Vodafone Group ADR                              328,500(c)          7,522,650
Western Wireless Cl A                           125,650(b)          3,152,559
Total                                                              31,129,215

Computer hardware (3.5%)
Cisco Systems                                   268,200(b)          5,031,432
Dell                                             95,300(b)          3,320,252
Gateway                                         195,900(b)            860,001
Total                                                               9,211,685

Computer software & services (1.3%)
Citrix Systems                                   16,800(b)            267,288
Microsoft                                       112,150             3,061,695
Total                                                               3,328,983

Electronics (3.3%)
Analog Devices                                   34,500             1,197,840
Broadcom Cl A                                    21,600(b)            586,224
Intel                                           169,500             3,608,655
KLA-Tencor                                       12,800(b)            478,208
Linear Technology                                22,600               808,402
Taiwan Semiconductor
  Mfg ADR                                        72,700(c)            548,885
Texas Instruments                                75,350             1,472,339
United Microelectronics ADR                      10,200(c)             38,760
Total                                                               8,739,313

Energy (1.9%)
Amerada Hess                                     12,100               974,050
ChevronTexaco                                    22,000             2,145,000
ConocoPhillips                                   25,941             1,930,789
Total                                                               5,049,839

Energy equipment & services (3.8%)
Diamond Offshore Drilling                        39,900             1,014,258
Halliburton                                     122,300             3,567,491
Rowan Companies                                  23,600(b)            573,952
Schlumberger                                     24,074             1,487,773
Transocean                                       35,300(b)          1,083,710
Weatherford Intl                                 47,800(b)          2,215,052
Total                                                               9,942,236

Finance companies (0.9%)
Citigroup                                        47,700             2,221,866

Financial services (2.9%)
Capital One Financial                            11,900               806,344
Fannie Mae                                       44,038             3,278,629
Freddie Mac                                      52,539             3,526,418
Total                                                               7,611,391

Food (1.4%)
HJ Heinz                                         46,900             1,777,979
Kellogg                                          47,400             1,989,852
Total                                                               3,767,831

Health care products (16.9%)
Baxter Intl                                     109,400             3,341,076
Biogen Idec                                      95,200(b)          5,648,216
Bristol-Myers Squibb                             22,400               531,552
Elan ADR                                         83,500(b,c,d)      1,889,605
Forest Laboratories                              12,900(b)            591,465
Genentech                                        16,400(b)            799,992
GlaxoSmithKline ADR                              21,200(c)            872,168
Guidant                                           4,900               293,020
Johnson & Johnson                               139,800             8,122,380
Medco Health Solutions                          121,000(b)          3,778,830
Merck & Co                                      104,400             4,694,868
Novartis ADR                                     38,700(c)          1,797,615
OSI Pharmaceuticals                              24,700(b)          1,471,873
Pfizer                                          273,706             8,941,975
Schering-Plough                                  56,200             1,037,452
Total                                                              43,812,087

Health care services (6.9%)
Aetna                                            49,500             4,586,175
AmerisourceBergen                                13,100               708,710
Fisher Scientific Intl                           27,250(b)          1,552,433
Healthsouth                                     893,800(b)          4,862,272
UnitedHealth Group                               63,100             4,172,803
WellPoint Health Networks                        21,300(b)          2,091,234
Total                                                              17,973,627

Household products (5.1%)
Colgate-Palmolive                                62,200             3,358,800
Gillette                                        107,300             4,560,250
Procter & Gamble                                 96,020             5,374,239
Total                                                              13,293,289

Insurance (2.0%)
ACE                                              27,000(c)          1,040,850
Allstate                                         19,700               930,037
American Intl Group                              26,377             1,879,097
Chubb                                            20,700             1,407,807
Total                                                               5,257,791

Leisure time & entertainment (0.5%)
Viacom Cl B                                      38,900             1,295,759

Media (2.8%)
Walt Disney                                     329,650             7,400,643

Metals (0.1%)
Royal Gold                                       18,400               283,728

Multi-industry (0.6%)
Tyco Intl                                        46,200(c)          1,446,984

Precious metals (3.0%)
Barrick Gold                                     26,400(c)            528,000
Coeur d'Alene Mines                             421,300(b)          1,516,680
Newmont Mining                                  109,400             4,856,266
Stillwater Mining                                69,100(b)            989,512
Total                                                               7,890,458

Retail -- general (2.4%)
Home Depot                                       40,500             1,480,680
Target                                           45,000             2,006,100
Wal-Mart Stores                                  52,000             2,738,840
Total                                                               6,225,620

Retail -- grocery (0.4%)
Kroger                                           55,500(b)            917,415
Safeway                                          12,100(b)            244,420
Total                                                               1,161,835

Telecom equipment & services (3.6%)
Andrew                                           40,600(b)            450,254
Motorola                                        208,360             3,365,014
MTN Group                                       137,500(c)            628,051
Nextel Partners Cl A                             69,450(b)          1,001,469
Nokia ADR                                       338,700(c)          4,023,756
Total                                                               9,468,544

Utilities -- telephone (2.0%)
Citizens Communications                          41,700               526,671
Sprint (FON Group)                              233,060             4,586,621
Total                                                               5,113,292

Total common stocks
(Cost: $238,521,048)                                             $243,835,270

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
147   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund

Options purchased (1.1%)
Issuer                 Contracts    Exercise      Expiration        Value(a)
                         Price        date

Puts
Russell 2000 Ishares     2,175         $105        Nov. 2004         $663,375
S&P 500 Index              301        1,100       Sept. 2004          317,555
S&P 500 Index              355        1,110       Sept. 2004          539,600
S&P 500 Index              173        1,125       Sept. 2004          425,580
S&P 500 Index              752        1,080        Oct. 2004          970,080

Total options purchased
(Cost: $4,067,659)                                                 $2,916,190

Short-term securities (5.6%)(e)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (4.7%)
Federal Home Loan Bank Disc Nt
   09-10-04               1.49%                $800,000              $799,669
Federal Home Loan Mtge Corp Disc Nts
   09-07-04               1.44                1,900,000             1,899,468
   09-27-04               1.48                  500,000               499,445
Federal Natl Mtge Assn Disc Nts
   09-17-04               1.50                3,400,000             3,397,591
   10-01-04               1.53                2,400,000             2,396,838
   10-08-04               1.53                3,300,000             3,294,671
Total                                                              12,287,682

Commercial paper (0.9%)
Jupiter Securitization
   09-24-04               1.54                1,200,000             1,198,768
Preferred Receivable Funding
   09-23-04               1.55                1,000,000               999,010
Total                                                               2,197,778

Total short-term securities
(Cost: $14,486,055)                                               $14,485,460

Total investments in securities
(Cost: $257,074,762)(f)                                          $261,236,920

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 9.0% of net assets.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of this category (see Note 6 to the financial statements). 4.9% of the short-term securities is the Fund's cash equivalent position.

(f) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $261,010,542 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 9,005,147
        Unrealized depreciation                                    (8,778,769)
                                                                   ----------
        Net unrealized appreciation                               $   226,378
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
148   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - High Yield Bond Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (93.2%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Aerospace & defense (1.4%)
L-3 Communications
   06-15-12               7.63%              $6,175,000            $6,684,438
   07-15-13               6.13                5,925,000             5,836,125
Standard Aero
  Sr Sub Nts
   09-01-14               8.25                2,680,000(d)          2,753,700
Total                                                              15,274,263

Automotive & related (1.7%)
Advanced Accessory System
  Sr Nts
   06-15-11              10.75                4,015,000             3,814,250
Meritor Automotive
   02-15-09               6.80                5,535,000             5,701,050
Tenneco Automotive
  Series B
   07-15-13              10.25                3,525,000             4,080,188
TRW Automotive
  Sr Nts
   02-15-13               9.38                4,880,000             5,624,200
Total                                                              19,219,688

Broker dealers (0.6%)
LaBranche
  Sr Nts
   05-15-09               9.50                  700,000(d)            693,000
   05-15-12              11.00                6,050,000(d)          6,110,500
Total                                                               6,803,500

Building materials & construction (0.5%)
Associated Materials
   04-15-12               9.75                2,705,000             3,043,125
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                2,340,000(d)          2,503,800
Total                                                               5,546,925

Cable (7.9%)
Cablevision Systems
  Sr Nts
   04-15-12               8.00                5,380,000(d)          5,514,500
CCO Holdings LLC/Capital
  Sr Nts
   11-15-13               8.75                6,885,000             6,781,725
Charter Communications Holdings LLC/Capital
  Sr Disc Nts
   04-01-11               9.92                4,160,000             3,286,400
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12              21.12               10,845,000(f)          6,344,325
  Sr Nts
   05-15-11              10.00                2,275,000             1,797,250
   04-30-12               8.00                7,580,000(d)          7,523,149
CSC Holdings
  Sr Nts
   07-15-08               7.25                4,375,000             4,550,000
   04-15-12               6.75                2,430,000(d)          2,405,700
  Sr Sub Deb
   05-15-16              10.50                3,845,000             4,373,688
DirecTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                5,440,000             6,188,000
Echostar DBS
  Sr Nts
   10-01-11               6.38                5,125,000             5,137,813
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                4,750,000(c,d)        4,868,750
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13               9.50                2,810,000             3,062,900
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                7,460,000             7,310,799
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14               8.75                4,080,000(c,d)        4,253,400
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75                4,950,000(d)          5,086,125
  Sr Sub Deb
   09-01-14              10.38                3,000,000(d)          3,105,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                7,015,000(c)          7,085,150
Total                                                              88,674,674

Cellular telecommunications (4.4%)
Alamosa Delaware
   07-31-10              11.00                4,080,000             4,467,600
  Sr Nts
   01-31-12               8.50                2,680,000             2,666,600
American Towers
   12-01-11               7.25                4,180,000             4,326,300
Crown Castle Intl
  Sr Nts
   08-01-11               9.38                4,670,000             5,393,850
   12-01-13               7.50                4,420,000             4,420,000
Dobson Communications
  Sr Nts
   10-01-13               8.88                2,320,000             1,600,800
Nextel Communications
  Sr Nts
   03-15-14               5.95                2,090,000             1,985,500
   08-01-15               7.38                8,685,000             9,075,825
Rural Cellular
   03-15-12               8.25                4,320,000(d)          4,384,800
SBA Communications
  Sr Nts
   02-01-09              10.25                1,610,000             1,694,525
SBA Telecommunications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11               9.61                7,730,000(f)          6,029,400
US Unwired
  Series B
   06-15-12              10.00                3,800,000             3,895,000
Total                                                              49,940,200

Chemicals (4.5%)
Airgas
  Sr Sub Nts
   07-15-14               6.25                2,480,000             2,439,700
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                9,850,000(c,d)       10,576,438
Equistar Chemical/Funding
   09-01-08              10.13                3,050,000             3,393,125
  Sr Nts
   05-01-11              10.63                3,875,000             4,359,375
Georgia Gulf
  Sr Nts
   12-15-13               7.13                3,505,000             3,575,100
Huntsman Intl LLC
   03-01-09               9.88                3,805,000             4,109,400
Huntsman LLC
   07-15-12              11.50                3,135,000(d)          3,213,375
INVISTA
   05-01-12               9.25                2,810,000(d)          2,992,650
Resolution Performance Products
  Sr Sub Nts
   11-15-10              13.50                4,605,000             4,466,850
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                5,510,000(c)          5,620,200
  (U.S. Dollar) Sr Sub Nts
   06-01-11               8.88                4,360,000(c)          3,684,200
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63                1,515,000             1,651,350
Sovereign Specialty Chemicals
   03-15-10              11.88                  490,000               504,700
Total                                                              50,586,463

Computer hardware (0.2%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09               8.00                2,500,000(c)          2,625,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
149   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Electronics (0.4%)
Communications & Power
  Sr Sub Nts
   02-01-12               8.00%              $1,750,000            $1,763,125
Freescale Semiconductor
  Sr Nts
   07-15-09               4.38                2,335,000(d)          2,375,863
Total                                                               4,138,988

Energy (3.4%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                  800,000               860,000
   06-15-14               7.50                3,620,000             3,864,350
   08-15-14               7.00                4,670,000(d)          4,810,100
   01-15-16               6.88                1,760,000             1,782,000
Encore Acquisition
   06-15-12               8.38                2,200,000             2,420,000
  Sr Sub Nts
   04-15-14               6.25                1,800,000             1,764,000
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                2,220,000(d)          2,319,900
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                3,815,000             4,201,269
Hilcorp Energy/Finance
  Sr Nts
   09-01-10              10.50                5,410,000(d)          5,991,574
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                4,163,000             4,610,523
   09-01-14               6.63                2,930,000(d)          3,003,250
Peabody Energy
  Series B
   03-15-13               6.88                2,680,000             2,827,400
Total                                                              38,454,366

Energy equipment & services (2.3%)
CHC Helicopter
  (U.S. Dollar) Sr Sub Nts
   05-01-14               7.38                2,535,000(c)          2,563,519
Grant Prideco
  Series B
   12-01-07               9.63                4,650,000             5,208,000
Grant Prideco Escrow
   12-15-09               9.00                1,795,000             1,992,450
Key Energy Services
  Series C
   03-01-08               8.38                1,835,000             1,935,925
  Sr Nts
   05-01-13               6.38                4,415,000             4,216,325
Offshore Logistics
   06-15-13               6.13                4,035,000             3,994,650
Pacific Energy
  Sr Nts
   06-15-14               7.13                5,835,000(d)          6,170,512
Total                                                              26,081,381

Environmental services (0.6%)
Clean Harbors
   07-15-12              11.25                2,765,000(d)          2,875,600
Waste Services
  Sr Sub Nts
   04-15-14               9.50                4,235,000(d)          3,769,150
Total                                                               6,644,750

Financial services (1.1%)
Metris Companies
   07-15-06              10.13                5,220,000             5,167,800
   05-06-07              10.86                6,500,000             6,711,250
Total                                                              11,879,050

Food (1.5%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75               12,740,000(c)         13,950,300
Del Monte
  Series B
   05-15-11               9.25                2,930,000             3,252,300
Total                                                              17,202,600

Furniture & appliances (1.3%)
Norcraft Holdings/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.76                8,835,000(d,f)        6,250,763
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25                4,330,000(d)          4,470,725
Simmons
  Sr Sub Nts
   01-15-14               7.88                3,575,000(d)          3,682,250
Total                                                              14,403,738

Health care products (0.5%)
Valeant Pharmaceuticals
  Sr Nts
   12-15-11               7.00                2,140,000(d)          2,129,300
VWR Intl
  Sr Nts
   04-15-12               6.88                3,555,000(d)          3,634,988
Total                                                               5,764,288

Health care services (4.4%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00                5,585,000             6,003,875
Concentra Operating
   06-01-12               9.13                3,190,000(d)          3,425,263
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                6,000,000(d)          6,270,000
Medcath Holdings
  Sr Nts
   07-15-12               9.88                6,090,000(d)          6,333,600
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                2,075,000             2,168,375
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                3,355,000(d)          3,497,588
Triad Hospitals
  Sr Nts
   05-15-12               7.00                9,200,000             9,590,999
US Oncology
  Sr Nts
   08-15-12               9.00                2,110,000(d)          2,210,225
  Sr Sub Nts
   08-15-14              10.75                5,605,000(d)          5,899,263
Vanguard Health Systems
   08-01-11               9.75                3,470,000             4,025,200
Total                                                              49,424,388

Home building (2.1%)
KB HOME
  Sr Nts
   02-01-14               5.75                3,180,000             3,092,550
Meritage Homes
   06-01-11               9.75                4,170,000             4,649,550
Schuler Homes
   07-15-11              10.50                3,680,000             4,222,800
Standard Pacific
  Sr Sub Nts
   04-15-12               9.25                1,250,000             1,421,875
WCI Communities
   02-15-11              10.63                4,805,000             5,405,625
  Sr Sub Nts
   10-01-13               7.88                2,580,000             2,702,550
William Lyon Homes
  Sr Nts
   02-15-14               7.50                2,680,000             2,653,200
Total                                                              24,148,150

Household products (1.0%)
Amscan Holdings
  Sr Sub Nts
   05-01-14               8.75                3,565,000(d)          3,551,631
Jostens Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13              10.08                2,950,000(f)          1,947,000
Seminis Vegetable Seeds
  Sr Sub Nts
   10-01-13              10.25                5,340,000             5,927,400
Total                                                              11,426,031

Industrial services (2.4%)
Allied Waste North America
   11-15-10               6.50                2,275,000             2,275,000
   09-01-12               9.25                2,355,000             2,643,488
   02-15-14               6.13                2,030,000             1,892,975
  Sr Nts Series B
   04-15-14               7.38                5,145,000             4,997,081
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                2,880,000(d)          3,024,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
150   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Industrial services (cont.)
Interline Brands
  Sr Sub Nts
   05-15-11              11.50%              $5,660,000            $6,240,149
Johnsondiversey Holdings
  (Zero coupon through 05-15-07,
  thereafter 10.67%)
   05-15-13               9.79                2,995,000(f)          2,433,438
Natl Waterworks
  Series B
   12-01-12              10.50                3,590,000             4,056,700
Total                                                              27,562,831

Industrial transportation (1.2%)
Interpool
   08-01-07               7.20                1,700,000             1,695,750
   08-01-07               7.35                5,785,000             5,813,925
Quality Distribution/QD Capital
   11-15-10               9.00                6,885,000(d)          6,377,231
Total                                                              13,886,906

Leisure time & entertainment (2.7%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                6,865,000(d)          7,105,275
LCE Aquisition
   08-01-14               9.00                6,820,000(d)          6,905,250
Remington Arms
   02-01-11              10.50                2,175,000             2,001,000
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                5,425,000(d)          5,642,000
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                6,695,000             6,611,313
Worldspan LP/WS Financing
  Sr Nts
   06-15-11               9.63                1,785,000             1,749,300
Total                                                              30,014,138

Lodging & gaming (5.2%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75                5,520,000             5,533,800
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                7,560,000             8,561,699
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                2,100,000             2,252,250
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12               8.75                2,000,000(d)          2,105,000
MGM Mirage
  Sr Nts
   02-27-14               5.88               10,980,000            10,376,099
   02-27-14               5.88                1,115,000(d)          1,050,888
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00                5,277,000             5,791,508
   08-15-14               7.13                2,950,000(d)          3,031,125
Premier Entertainment Biloxi LLC/Finance Biloxi
  1st Mtge
   02-01-12              10.75                1,680,000(d)          1,759,800
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                3,520,000             4,048,000
River Rock Entertainment
  Sr Nts
   11-01-11               9.75                3,605,000             3,821,300
Seneca Gaming
  Sr Nts
   05-01-12               7.25                4,385,000(d)          4,472,700
Starwood Hotels Resorts
   05-01-12               7.88                2,220,000             2,486,400
Station Casinos
  Sr Nts
   04-01-12               6.00                3,605,000             3,614,013
Total                                                              58,904,582

Machinery (2.7%)
Blount
  Sr Sub Nts
   08-01-12               8.88                2,005,000             2,095,225
Case New Holland
  Sr Nts
   06-01-09               6.00                6,155,000(d)          6,001,125
Columbus McKinnon
   08-01-10              10.00                1,975,000             2,152,750
Joy Global
  Series B
   03-15-12               8.75                2,400,000             2,706,000
Motors & Gears
  Sr Nts Series D
   11-15-06              10.75                5,087,000             4,680,040
Mueller Group
  Sr Sub Nts
   05-01-12              10.00                5,710,000(d)          6,152,525
Sensus Metering Systems
  Sr Sub Nts
   12-15-13               8.63                4,790,000(d)          4,694,200
Thermadyne
   02-01-14               9.25                2,525,000             2,474,500
Total                                                              30,956,365

Media (6.3%)
American Media Operation
   01-15-11               8.88                2,995,000             3,039,925
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                3,760,000(c)          4,004,400
CBD Media/Finance
  Sr Sub Nts
   06-01-11               8.63                3,250,000             3,436,875
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                7,555,000(c)          8,253,837
Dex Media
   11-15-13               8.00                4,695,000(d)          4,859,325
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13              10.34                2,950,000(d,f)        2,160,875
Dex Media West/Finance
  Sr Sub Nts Series B
   08-15-13               9.88                4,595,000             5,284,250
Emmis Operating
   05-15-12               6.88                6,440,000             6,458,353
Hollinger
  (U.S. Dollar)
   03-01-11              12.88                1,101,000(c,d)        1,256,516
Lamar Media
   01-01-13               7.25                5,015,000             5,340,975
Lin Television
  Sr Sub Nts
   05-15-13               6.50                5,415,000             5,333,775
Medianews Group
  Sr Sub Nts
   04-01-14               6.38                3,200,000             3,112,000
Paxson Communications
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09               8.51                2,455,000(f)          2,077,544
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                3,705,000(c)          4,265,381
Radio One
  Series B
   07-01-11               8.88                3,245,000             3,597,894
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                3,830,000(c)          4,078,950
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                1,295,000             1,333,850
United Artists Theatre
   07-01-15               9.30                3,257,363             3,322,511
Total                                                              71,217,236

Metals (1.8%)
California Steel Inds
  Sr Nts
   03-15-14               6.13                4,250,000             4,048,125
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50                4,450,000             4,717,000
Ispat Inland
   04-01-14               9.75                5,170,000(d)          5,518,975

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
151   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Metals (cont.)
Earle M Jorgensen
   06-01-12               9.75%              $2,825,000            $3,135,750
United States Steel
  Sr Nts
   05-15-10               9.75                2,834,000             3,188,250
Total                                                              20,608,100

Miscellaneous (2.1%)
Alderwoods Group
  Sr Nts
   09-15-12               7.75                3,980,000(d)          4,139,200
Corrections Corp of America
  Sr Nts
   05-01-11               7.50                3,470,000             3,652,175
NationsRent
   10-15-10               9.50                6,570,000(d)          7,029,900
Service Corp Intl
  Sr Nts
   04-01-16               6.75                2,535,000(d)          2,439,938
United Rentals North America
   02-15-12               6.50                5,425,000             5,153,750
  Sr Sub Nts
   02-15-14               7.00                2,000,000             1,770,000
Total                                                              24,184,963

Multi-industry (0.8%)
SPX
  Sr Nts
   06-15-11               6.25                3,765,000             3,727,350
   01-01-13               7.50                4,780,000             4,995,100
Total                                                               8,722,450

Paper & packaging (7.2%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13               6.00                5,075,000(c)          4,656,313
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                6,175,000(c,d)        6,011,000
American Color Graphics
   06-15-10              10.00                1,585,000             1,347,250
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                7,520,000(c)          7,801,999
Consolidated Container
  Sr Disc Nts
  (Zero coupon through 06-15-09,
  thereafter 10.75%)
   06-15-09               9.60                  725,000(d,f)          580,000
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11               9.50                5,805,000(c)          6,443,549
   03-01-13              10.88                2,825,000(c)          3,284,063
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                4,785,000(b,h,i)             --
Georgia-Pacific
   02-01-10               8.88                2,540,000             2,978,150
   02-01-13               9.38                4,495,000             5,292,863
   06-15-15               7.70                3,410,000             3,810,675
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                3,254,000             3,611,940
  Sr Sub Nts
   08-15-13               9.50                  590,000               660,800
Jefferson Smurfit
   10-01-12               8.25                3,570,000             3,891,300
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                5,495,000(c)          6,181,874
  (U.S. Dollar) Sub Nts Pay-in-kind
   10-01-13              15.50                2,164,735(c,d,g)      2,489,445
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                4,346,000(c)          4,487,245
Owens-Brockway Glass
   02-15-09               8.88                1,745,000             1,897,688
   05-15-11               7.75                  975,000             1,033,500
   11-15-12               8.75                2,970,000             3,296,700
   05-15-13               8.25                4,460,000             4,705,300
Pliant
  (Zero coupon through 12-15-06,
  thereafter 11.13%)
   06-15-09               9.20                1,840,000(f)          1,623,800
Stone Container
  Sr Nts
   07-01-12               8.38                4,510,000             4,938,450
Stone Container Finance Canada
  (U.S. Dollar) Sr Nts
   07-15-14               7.38                  795,000(c,d)          828,064
Total                                                              81,851,968

Real estate (1.0%)
Host Marriott
  Sr Nts
   08-15-12               7.00                8,550,000(d)          8,699,625
La Quinta Properties
  Sr Nts
   08-15-12               7.00                2,160,000(d)          2,227,500
Total                                                              10,927,125

Retail -- drugstores (1.0%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                3,340,000(c,d)        3,440,200
  (U.S. Dollar) Sr Sub Nts
   08-01-14               8.50                3,325,000(c,d)        3,337,469
Rite Aid
   12-15-08               6.13                3,615,000(d)          3,488,475
   08-15-13               6.88                1,680,000             1,545,600
Total                                                              11,811,744

Retail -- general (1.7%)
CSK Auto
   01-15-14               7.00                3,805,000             3,633,775
Flooring America
  Series B
   10-15-07               9.25                1,109,000(b,h,i)             --
General Nutrition Center
  Sr Sub Nts
   12-01-10               8.50                5,735,000(d)          5,735,000
Lazydays RV Center
  Sr Nts
   05-15-12              11.75                3,075,000(d)          3,251,813
PCA LLC/PCA Finance
  Sr Nts
   08-01-09              11.88                3,956,000             4,272,480
United Auto Group
   03-15-12               9.63                1,920,000             2,131,200
Total                                                              19,024,268

Telecom equipment & services (6.1%)
Centennial Communications
  Sr Nts
   02-01-14               8.13                5,590,000(d)          5,212,675
Cincinnati Bell
   07-15-13               7.25                5,360,000             5,038,400
  Sr Sub Nts
   01-15-14               8.38                4,320,000             3,823,200
Fairpoint Communications
  Sr Sub Nts
   05-01-10              12.50                3,125,000             3,343,750
  Sr Sub Nts Series B
   05-01-08               9.50                4,460,000             4,460,000
GCI
  Sr Nts
   02-15-14               7.25                5,885,000             5,767,300
Horizon PCS
  Sr Nts
   07-15-12              11.38                4,000,000(d)          4,080,000
Inmarsat Finance
  (U.S. Dollar)
   06-30-12               7.63                4,090,000(c,d)        4,008,200
MCI
  Sr Nts
   05-01-09               6.69                3,200,000             3,016,000
PanAmSat
   08-15-14               9.00                7,750,000(d)          8,059,999
Qwest Capital Funding
   02-15-11               7.25                4,500,000             3,847,500
Qwest Services
   12-15-10              14.00                5,463,000(d)          6,350,738
Rogers Wireless
  (U.S. Dollar)
   03-01-14               6.38                8,305,000(c)          7,952,037
Ubiquitel Operating
  Sr Nts
   03-01-11               9.88                3,755,000             3,848,875
Total                                                              68,808,674

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
152   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Utilities -- electric (4.3%)
Aquila
  Sr Nts
   11-15-09               7.63%              $5,935,000            $6,061,119
   02-01-11               9.95                4,815,000             5,248,350
CMS Energy
  Sr Nts
   08-01-10               7.75                3,105,000(d)          3,275,775
DPL
  Sr Nts
   09-01-11               6.88                5,235,000             5,444,400
IPALCO Enterprises
   11-14-08               8.38                4,380,000             4,861,800
   11-14-11               8.63                5,295,000             5,877,450
Midwest Generation LLC
   05-01-34               8.75                8,470,000(d)          8,999,375
NRG Energy
   12-15-13               8.00                8,605,000(d)          9,046,006
Total                                                              48,814,275

Utilities -- natural gas (5.0%)
ANR Pipeline
   03-15-10               8.88                5,815,000             6,541,875
Dynegy Holdings
   07-15-10               9.88                  430,000(d)            479,450
   07-15-13              10.13                2,570,000(d)          2,891,250
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                4,450,000             4,739,250
El Paso Production Holding
   06-01-13               7.75                8,125,000             7,982,813
Sonat
   07-15-11               7.63                1,860,000             1,771,650
Southern Natural Gas
   03-15-10               8.88                5,200,000             5,850,000
Southern Star Central
   08-01-10               8.50                5,955,000             6,520,725
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                3,830,000             4,232,150
  Sr Nts Series B
   07-15-12               8.88                3,080,000             3,734,500
Williams Companies
   09-01-11               7.13                4,775,000             5,204,750
   03-15-12               8.13                3,275,000             3,766,250
   07-15-19               7.63                2,515,000             2,716,200
Total                                                              56,430,863

Variable rate senior loan interests (1.8%)
Qwest
  Term Loan B
   06-30-10               6.95               21,220,000            20,636,450

Total bonds
(Cost: $1,024,141,542)                                         $1,052,601,381

Common stocks (--%)(b)
Issuer                                            Shares              Value(a)

Link Energy LLC                                 494,265                $9,886
Orius                                            21,403(h,i)               --
PFB Telecom Cl B                                204,171(h,i)               --
Stellex Aerostructures  268(h,i)                     --

Total common stocks
(Cost: $13,888,138)                                                    $9,886

Preferred stocks & other (1.0%)
Issuer                                            Shares              Value(a)

Dobson Communications
  13.00% Pay-in-kind                                  1(g)               $419
Orius Tranche Series A
  Warrants                                       23,715(b,h,i)             --
Orius Tranche Series B
  Warrants                                       24,963(b,h,i)             --
Orius Tranche Series C
  Warrants                                       55,474(b,h,i)             --
Pegasus Satellite
  Cm Pay-in-kind Series B                            --(b,g)                5
SGW Holding
  12.50% Cm Pay-in-kind
  Series B                                       20,650(b,g,h,i)           --
  Cv Series A                                     9,677(b,h,i)             --
  Warrants                                          250(b,h,i)             --
Varde Fund V LP                               5,000,000(b,e,h)      9,749,050
Wayland Investment LLC                        6,000,000(b,e,h)      1,683,420

Total preferred stocks & other
(Cost: $12,123,136)                                               $11,432,894

Short-term securities (2.4%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (1.2%)
Federal Natl Mtge Assn Disc Nts
   09-08-04               1.26%              $5,900,000            $5,898,354
   09-22-04               1.31                4,400,000             4,396,472
   10-22-04               1.60                2,900,000             2,893,298
Total                                                              13,188,124

Commercial paper (1.2%)
Beta Finance
   09-01-04               1.35                5,000,000(j)          4,999,813
Merrill Lynch
   09-09-04               1.53                4,500,000             4,498,278
Wal-Mart Stores
   09-03-04               1.50                4,800,000             4,799,400
Total                                                              14,297,491

Total short-term securities
(Cost: $27,486,512)                                               $27,485,615

Total investments in securities
(Cost: $1,077,639,328)(k)                                      $1,091,529,776

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
153   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 12.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $326,874,338 or 29.0% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2004, is as follows:

                                                  Acquisition
        Security                                     dates               Cost
        Crown Paper
           11.00% Sr Sub Nts 2005           12-22-98 thru 03-14-00    $3,902,510
        Flooring America
           9.25% Series B 2007              10-09-97 thru 12-18-97     1,236,852
        Orius
           Common                           02-04-00 thru 05-07-01     3,414,775
        Orius Tranche Series A
           Warrants                                04-22-04                   --
        Orius Tranche Series B
           Warrants                                04-22-04                   --
        Orius Tranche Series C
           Warrants                                04-22-04                   --
        PFB Telecom Cl B
           Common                           12-12-97 thru 11-13-00     6,560,000
        SGW Holding
           12.50% Cm Pay-in-kind Series B   08-12-97 thru 04-15-03       271,392
           Cv Series A                             08-12-97              100,002
           Warrants                                08-12-97               78,900
        Stellex Aerostructures
           Common                           10-31-97 thru 02-24-99            --
        Varde Fund V LP                     04-27-00 thru 06-19-00     5,000,000
        Wayland Investment Fund LLC                05-19-00            6,671,880

(i)     Negligible market value.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $4,999,813 or 0.4% of net assets.

(k) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $1,077,064,098 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $ 45,653,148
        Unrealized depreciation                                   (31,187,470)
                                                                  -----------
        Net unrealized appreciation                              $ 14,465,678
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
154   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Income Opportunities Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (93.1%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Aerospace & defense (2.2%)
Alliant Techsystems
   05-15-11               8.50%                 $50,000               $54,375
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                   90,000                92,700
L-3 Communications
   06-15-12               7.63                  150,000               162,375
Standard Aero
  Sr Sub Nts
   09-01-14               8.25                   35,000(d)             35,963
Total                                                                 345,413

Automotive & related (2.1%)
Meritor Automotive
   02-15-09               6.80                  100,000               103,000
Tenneco Automotive
  Series B
   07-15-13              10.25                   95,000               109,963
TRW Automotive
  Sr Nts
   02-15-13               9.38                  100,000               115,250
Total                                                                 328,213

Beverages & tobacco (1.0%)
Cott Beverages
   12-15-11               8.00                  150,000               162,563

Broker dealers (0.3%)
LaBranche
  Sr Nts
   05-15-12              11.00                   50,000(d)             50,500

Building materials & construction (0.8%)
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                  120,000(d)            128,400

Cable (5.7%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-12               8.00                   50,000(d)             49,625
CSC Holdings
  Sr Nts Series B
   04-01-11               7.63                  175,000               181,562
DirecTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                  100,000               113,750
Echostar DBS
  Sr Nts
   10-01-11               6.38                   60,000                60,150
Kabel Deutschland
  (U.S. Dollar) St Nts
   07-01-14              10.63                  115,000(c,d)          117,875
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                   90,000                88,200
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14               8.75                   75,000(c,d)           78,188
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75                  110,000(d)            113,025
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                   85,000(c)             85,850
Total                                                                 888,225

Cellular telecommunications (1.5%)
Crown Castle Intl
  Sr Nts
   08-01-11               9.38                   35,000                40,425
Nextel Communications
  Sr Nts
   10-31-13               6.88                  140,000               141,400
Rural Cellular
   03-15-12               8.25                   45,000(d)             45,675
Total                                                                 227,500

Chemicals (6.0%)
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                  115,000(c,d)          123,481
Compass Minerals Group
   08-15-11              10.00                   55,000                61,050
Equistar Chemical/Funding
  Sr Nts
   05-01-11              10.63                  150,000               168,750
Georgia Gulf
  Sr Nts
   12-15-13               7.13                  200,000               203,999
Innophos
  Sr Sub Nts
   08-15-14               8.88                   30,000(d)             31,200
INVISTA
   05-01-12               9.25                   85,000 (d)            90,525
Nalco
  Sr Nts
   11-15-11               7.75                   50,000(d)             53,250
Resolution Performance Products/Capital
   12-15-09               8.00                  100,000               103,000
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                  100,000(c)            102,000
Total                                                                 937,255

Computer hardware (0.5%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09               8.00                   80,000(c)             84,000

Electronics (0.3%)
Communications & Power
  Sr Sub Nts
   02-01-12               8.00                   40,000                40,300

Energy (2.6%)
Chesapeake Energy
  Sr Nts
   08-15-14               7.00                   55,000(d)             56,650
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                   90,000                88,200
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                   30,000(d)             31,350
Hilcorp Energy/Finance
  Sr Nts
   09-01-10              10.50                  100,000(d)            110,750
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                  100,000               110,750
Total                                                                 397,700

Energy equipment & services (3.2%)
CHC Helicopter
  (U.S. Dollar) Sr Sub Nts
   05-01-14               7.38                  100,000(c)            101,125
Grant Prideco Escrow
   12-15-09               9.00                  135,000               149,850
Key Energy Services
  Series C
   03-01-08               8.38                  100,000               105,500
Pacific Energy
  Sr Nts
   06-15-14               7.13                  105,000(d)            111,038
Pride Intl
  Sr Nts
   07-15-14               7.38                   35,000(d)             37,275
Total                                                                 504,788

Environmental services (0.2%)
Clean Harbors
   07-15-12              11.25                   35,000(d)             36,400

Financial services (0.7%)
Metris Companies
   05-06-07              10.86                  100,000               103,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
155   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Food (2.1%)
Burns Philp Capital Property
  (U.S. Dollar)
   11-15-10               9.50%                $100,000(c)           $108,000
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                  100,000(c)            109,500
Del Monte
  Series B
   05-15-11               9.25                  100,000               111,000
Total                                                                 328,500

Furniture & appliances (1.2%)
Norcraft Holdings/Capital
  Sr Disc Nts
  (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.80                   35,000(d,e)           24,763
Rent-A-Center
   05-01-10               7.50                   50,000                52,750
Simmons
  Sr Sub Nts
   01-15-14               7.88                  100,000(d)            103,000
Total                                                                 180,513

Health care products (1.0%)
Valeant Pharmaceuticals
  Sr Nts
   12-15-11               7.00                   60,000(d)             59,700
VWR Intl
  Sr Nts
   04-15-12               6.88                  100,000(d)            102,250
Total                                                                 161,950

Health care services (5.6%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00                   50,000                53,750
Concentra Operating
   06-01-12               9.13                   50,000(d)             53,688
HCA
  Sr Nts
   05-01-12               6.95                   50,000                53,810
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                   55,000(d)             57,475
Medcath Holdings
  Sr Nts
   07-15-12               9.88                   65,000(d)             67,600
Province Healthcare
  Sr Sub Nts
   06-01-13               7.50                   55,000                61,600
Service Corp Intl
   04-15-09               7.70                  100,000               106,250
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                   40,000(d)             41,700
Triad Hospitals
  Sr Nts
   05-15-12               7.00                  150,000               156,374
US Oncology
  Sr Nts
   08-15-12               9.00                  105,000(d)            109,988
Vanguard Health Systems
   08-01-11               9.75                  100,000               116,000
Total                                                                 878,235

Home building (2.1%)
DR Horton
  Sr Sub Nts
   09-15-10               9.75                  100,000               119,750
KB HOME
  Sr Sub Nts
   02-01-10               7.75                  100,000               107,750
William Lyon Homes
  Sr Nts
   02-15-14               7.50                  100,000                99,000
Total                                                                 326,500

Household products (0.4%)
Seminis Vegtable Seeds
  Sr Sub Nts
   10-01-13              10.25                   50,000                55,500

Industrial services (2.6%)
Allied Waste North America
   11-15-10               6.50                   40,000                40,000
   04-15-11               6.38                  150,000               147,375
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                  100,000(d)            105,000
Natl Waterworks
  Series B
   12-01-12              10.50                  100,000               113,000
Total                                                                 405,375

Industrial transportation (1.2%)
Interpool
   08-01-07               7.20                  100,000                99,750
Quality Distribution/QD Capital
   11-15-10               9.00                  100,000(d)             92,625
Total                                                                 192,375

Leisure time & entertainment (1.9%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                   70,000(d)             72,450
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                  100,000               103,000
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                  100,000                98,750
Worldspan LP/WS Financing
  Sr Nts
   06-15-11               9.63                   30,000                29,400
Total                                                                 303,600

Lodging & gaming (7.8%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                  100,000               105,625
Ceasars Entertainment
  Sr Sub Nts
   03-15-10               7.88                   50,000                55,500
  Sr Sub Nts
   05-15-11               8.13                  115,000               130,238
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12               8.75                   50,000(d)             52,625
MGM Mirage
  Sr Nts
   09-15-10               8.50                  170,000               191,249
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00                   10,000                10,975
   08-15-14               7.13                   80,000(d)             82,200
MTR Gaming Group
  Series B
   04-01-10               9.75                   60,000                65,400
Penn National Gaming
  Sr Sub Nts
   12-01-11               6.88                  100,000               101,500
Premier Entertainment Biloxi LLC/Finance Biloxi
  1st Mtge
   02-01-12              10.75                   50,000(d)             52,375
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                   50,000                57,500
River Rock Entertainment
  Sr Nts
   11-01-11               9.75                  100,000               106,000
Seneca Gaming
  Sr Nts
   05-01-12               7.25                  100,000(d)            102,000
Station Casinos
  Sr Nts
   04-01-12               6.00                  100,000               100,250
Total                                                               1,213,437

Machinery (2.1%)
Blount
  Sr Sub Nts
   08-01-12               8.88                   25,000                26,125
Case New Holland
  Sr Nts
   08-01-11               9.25                   85,000(d)             93,925
Columbus McKinnon
   08-01-10              10.00                   35,000                38,150
Mueller Group
  Sr Sub Nts
   05-01-12              10.00                   50,000(d)             53,875

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
156   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Machinery (cont.)
Sensus Metering Systems
  Sr Sub Nts
   12-15-13               8.63%                $100,000(d)            $98,000
Thermadyne
  Sr Sub Nts
   02-01-14               9.25                   15,000                14,700
Total                                                                 324,775

Media (8.3%)
American Media Operation
   01-15-11               8.88                   50,000                50,750
CBD Media/Finance
   06-01-11               8.63                  100,000               105,750
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                  100,000(c)            109,250
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                  150,000               168,937
Emmis Operating
   05-15-12               6.88                  115,000               115,328
Gray Television
   12-15-11               9.25                  100,000               112,125
Lamar Media
   01-01-13               7.25                  100,000               106,500
Marquee
  Sr Nts
   08-15-12               8.63                   40,000(d)             41,800
Salem Communications
   12-15-10               7.75                  100,000               104,000
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                  105,000(c)            112,275
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                  150,000(c)            159,749
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                  100,000               103,000
Total                                                               1,289,464

Metals (1.3%)
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50                  100,000               106,000
Ispat Inland
   04-01-14               9.75                   50,000(d)             53,375
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                   50,000(c)             47,875
Total                                                                 207,250

Miscellaneous (2.9%)
Alderwoods Group
  Sr Nts
   09-15-12               7.75                   75,000(d)             78,000
Corrections Corp of America
  Sr Nts
   05-01-11               7.50                   50,000                52,625
Freescale Semiconductor
  Sr Nts
   07-15-09               4.38                   45,000(b,d)           45,788
NationsRent
   10-15-10               9.50                  150,000(d)            160,500
United Rentals North America
   02-15-12               6.50                  120,000               114,000
Total                                                                 450,913

Multi-industry (1.4%)
SPX
  Sr Nts
   06-15-11               6.25                   75,000                74,250
   01-01-13               7.50                   35,000                36,575
Valmont Inds
   05-01-14               6.88                  100,000(d)            100,500
Total                                                                 211,325

Paper & packaging (7.6%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-15-11               5.02                  100,000(b,c,d)        102,000
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                   75,000(c,d)           72,375
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                  150,000(c)            155,625
Consolidated Container
  Sr Disc Nts
  (Zero coupon through 06-15-07,
  thereafter 10.75%)
   06-15-09               9.07                  100,000(d,e)           80,000
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11               9.50                   25,000(c)             27,750
   03-01-13              10.88                   75,000(c)             87,188
Georgia-Pacific
   02-01-10               8.88                  150,000               175,874
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                   65,000                72,150
Norske Skog Canada
  (U.S. Dollar) Sr Nts
   03-01-14               7.38                   30,000(c)             30,525
Owens-Brockway Glass
   02-15-09               8.88                  100,000               108,750
   05-15-13               8.25                   55,000                58,025
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                  100,000                99,500
Stone Container
  Sr Nts
   07-01-12               8.38                  100,000               109,500
Total                                                               1,179,262

Real estate investment trust (0.7%)
Host Marriott
  Sr Nts
   08-15-12               7.00                   75,000(d)             76,312
La Quinta Properties
  Sr Nts
   08-15-12               7.00                   30,000(d)             30,938
Total                                                                 107,250

Restaurants (0.2%)
Domino's Pizza LLC
  Sr Sub Nts
   07-01-11               8.25                   35,000                37,450

Retail -- drugstores (1.1%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                   80,000(c,d)           82,400
Rite Aid
   12-15-08               6.13                   60,000(b,d)           57,900
   08-15-13               6.88                   40,000                36,800
Total                                                                 177,100

Retail -- general (0.9%)
Finlay Fine Jewelry
  Sr Nts
   06-01-12               8.38                   30,000(d)             31,950
General Nutrition Center
  Sr Sub Nts
   12-01-10               8.50                   75,000(d)             75,000
United Auto Group
   03-15-12               9.63                   35,000                38,850
Total                                                                 145,800

Telecom equipment & services (4.2%)
Cincinnati Bell
   07-15-13               7.25                  100,000(d)             94,000
GCI
  Sr Nts
   02-15-14               7.25                   75,000                73,500
Horizon PCS
   07-15-12              11.38                   50,000(d)             51,000
Inmarsat Finance
  (U.S. Dollar)
   06-30-12               7.63                   50,000(c,d)           49,000
PanAmSat
   08-15-14               9.00                  100,000(d)            104,000
Qwest
   11-15-08               5.63                   25,000                24,375
   03-15-12               9.13                  110,000(d)            117,700
Qwest Services
   12-15-07              13.50                   40,000(b,d)           45,300
Rogers Wireless
  (U.S. Dollar)
   03-01-14               6.38                  100,000(c)             95,750
Total                                                                 654,625

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
157   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Utilities -- electric (4.5%)
Aquila
  Sr Nts
   02-01-11               9.95%                 $70,000               $76,300
CMS Energy
  Sr Nts
   08-01-10               7.75                   75,000(d)             79,125
DPL
  Sr Nts
   09-01-11               6.88                  100,000               104,000
IPALCO Enterprises
   11-14-08               8.38                  150,000               166,500
   11-14-11               8.63                   20,000                22,200
Midwest Generation LLC
   05-01-34               8.75                  100,000(d)            106,250
NRG Energy
   12-15-13               8.00                   65,000(d)             68,331
Sierra Pacific Power
   04-15-12               6.25                   75,000(d)             74,678
Total                                                                 697,384

Utilities -- natural gas (4.8%)
ANR Pipeline
   03-15-10               8.88%                  50,000                56,250
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                  100,000               106,500
El Paso Production Holding
   06-01-13               7.75                   60,000                58,950
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                   65,000(d)             68,900
Southern Natural Gas
   03-15-10               8.88                  100,000               112,500
Southern Star Central
   08-01-10               8.50                  100,000               109,500
Transcontinental Gas Pipeline
  Sr Nts Series B
   07-15-12               8.88                  100,000               121,250
Williams Companies
   03-15-12               8.13                  100,000               115,000
Total                                                                 748,850

Total bonds
(Cost: $14,126,790)                                               $14,511,940

Total investments in securities
(Cost: $14,126,790)(f)                                            $14,511,940

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 13.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $4,673,531 or 30.0% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $14,127,267 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                      $397,376
        Unrealized depreciation                                       (12,703)
                                                                      -------
        Net unrealized appreciation                                  $384,673
                                                                     --------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
158   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Large Cap Equity Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.2%)
Issuer                                            Shares              Value(a)

Aerospace & defense (1.7%)
Empresa Brasileira de
  Aeronautica ADR                               566,593(c)        $15,043,044
Lockheed Martin                                 225,082            12,104,910
Northrop Grumman                                308,278            15,922,559
Total                                                              43,070,513

Banks and savings & loans (3.8%)
Bank of America                               1,600,778            72,002,994
Investors Financial Services                    247,099            11,460,452
U.S. Bancorp                                    439,100            12,953,450
Total                                                              96,416,896

Beverages & tobacco (6.5%)
Altria Group                                    590,117            28,886,227
Anheuser-Busch Companies                        266,926            14,093,693
Coca-Cola                                     1,201,416            53,715,309
PepsiCo                                       1,372,711            68,635,550
Total                                                             165,330,779

Building materials & construction (0.3%)
Masco                                           245,421             7,885,377

Cable (0.7%)
NTL                                             311,155(b)         16,898,828

Cellular telecommunications (2.3%)
Nextel Communications
  Cl A                                        1,162,057(b)         26,948,102
Vodafone Group ADR                            1,362,039(c)         31,190,693
Total                                                              58,138,795

Chemicals (0.9%)
Dow Chemical                                    517,338            22,147,240

Computer hardware (4.6%)
Cisco Systems                                 2,751,162(b)         51,611,799
Dell                                          1,851,815(b)         64,517,235
Total                                                             116,129,034

Computer software & services (4.6%)
Affiliated Computer
  Services Cl A                                 472,551(b)         25,673,696
Mercury Interactive                             154,750(b)          5,340,423
Microsoft                                     2,000,006            54,600,163
Oracle                                        2,098,243(b)         20,919,483
PeopleSoft                                      526,200(b)          9,155,880
Total                                                             115,689,645

Electronics (2.4%)
Analog Devices                                  445,500            15,467,760
Broadcom Cl A                                   154,150(b)          4,183,631
Intel                                         1,560,176            33,216,147
Texas Instruments                               453,000             8,851,620
Total                                                              61,719,158

Energy (5.6%)
ChevronTexaco                                   383,247            37,366,583
ConocoPhillips                                  290,082            21,590,803
Exxon Mobil                                   1,803,812            83,155,733
Total                                                             142,113,119

Finance companies (5.4%)
Citigroup                                     2,953,481           137,573,145

Financial services (5.1%)
Capital One Financial                           289,787            19,635,967
Countrywide Financial                           972,676            34,578,632
Fannie Mae                                      821,247            61,141,839
MBNA                                            571,854            13,804,556
Total                                                             129,160,994

Health care products (14.2%)
Amgen                                           337,000(b)         19,980,730
Biogen Idec                                     310,967(b)         18,449,672
Boston Scientific                               159,800(b)          5,709,654
Forest Laboratories                             298,962(b)         13,707,408
Genentech                                       388,036(b)         18,928,396
Gilead Sciences                                  84,673(b)          5,853,444
Johnson & Johnson                               745,953            43,339,869
Medco Health Solutions                        1,299,051(b)         40,569,363
Medtronic                                        95,197             4,736,051
Merck & Co                                      565,502            25,430,625
Momenta Pharmaceuticals                         202,000(b)          1,565,500
Novartis ADR                                    536,449(c)         24,918,056
Pfizer                                        3,890,985           127,118,481
Wyeth                                           325,149            11,890,699
Total                                                             362,197,948

Health care services (8.8%)
Aetna                                           252,092            23,356,324
AmerisourceBergen                             1,597,928            86,447,904
Cardinal Health                                 653,009            29,516,007
Caremark Rx                                     411,222(b)         11,802,071
Fisher Scientific Intl                          144,640(b,e)        8,240,141
HCA                                             528,600            20,514,966
McKesson                                        721,042            22,316,250
UnitedHealth Group                              342,745            22,665,727
Total                                                             224,859,390

Household products (8.3%)
Colgate-Palmolive                             1,363,901            73,650,654
Gillette                                        326,500            13,876,250
Procter & Gamble                              2,215,182           123,983,737
Total                                                             211,510,641

Insurance (4.5%)
ACE                                             818,253(c)         31,543,653
Allstate                                        254,943            12,035,859
American Intl Group                             652,884            46,511,456
Chubb                                           362,876            24,679,197
Total                                                             114,770,165

Investment companies (1.5%)
Utilities Select Sector
  SPDR Fund                                   1,476,360(e)         37,056,636

Leisure time & entertainment (3.9%)
Multimedia Games                                714,400(b)         10,315,936
Viacom Cl B                                   2,632,285            87,681,413
Total                                                              97,997,349

Machinery (1.1%)
Caterpillar                                     286,357            20,818,153
Ingersoll-Rand Cl A                             106,057(c)          6,894,766
Total                                                              27,712,919

Media (5.0%)
Cendant                                       4,021,100            86,976,393
Walt Disney                                   1,771,344            39,766,673
Total                                                             126,743,066

Multi-industry (4.5%)
Career Education                                208,400(b)          6,427,056
General Electric                              1,992,117            65,321,516
Tyco Intl                                     1,358,784(c)         42,557,115
Total                                                             114,305,687

Paper & packaging (0.4%)
Weyerhaeuser                                    144,533             9,034,758

Precious metals (0.6%)
Freeport McMoRan Cooper &
  Gold Cl B                                     373,840            14,067,599

Retail -- general (1.9%)
Target                                          295,800            13,186,764
Wal-Mart Stores                                 653,690            34,429,852
Total                                                              47,616,616

Telecom equipment & services (0.5%)
Nokia ADR                                     1,099,400(c)         13,060,872

Total common stocks
(Cost: $2,421,202,879)                                         $2,513,207,169

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
159   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Large Cap Equity Fund

Short-term securities (2.1%)(d)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies(1.9%)
Federal Home Loan Bank Disc Nt
   09-10-04               1.49%              $6,700,000            $6,697,227
Federal Natl Mtge Assn Disc Nts
   09-20-04               1.36                1,700,000             1,698,718
   09-23-04               1.51               13,400,000            13,387,073
   09-27-04               1.51               20,000,000            19,977,349
   10-08-04               1.53                5,200,000             5,191,602
Total                                                              46,951,969

Commercial paper (0.2%)
Deutsche Bank Financial LLC
   09-01-04               1.57                5,500,000             5,499,760

Total short-term securities
(Cost: $52,453,935)                                               $52,451,729

Total investments in securities
(Cost: $2,473,656,814)(f)                                      $2,565,658,898

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 6.5% of net assets.

(d) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of this category (see Note 6 to the financial statements). 0.8% of the short-term securities is the Fund's cash equivalent position.

(e) Security is partially or fully on loan. See Note 6 to the financial statements.

(f) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $2,492,088,264 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                 $ 173,939,845
        Unrealized depreciation                                  (100,369,211)
                                                                 ------------
        Net unrealized appreciation                             $  73,570,634
                                                                -------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
160   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Large Cap Value Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)
Issuer                                            Shares              Value(a)

Aerospace & defense (3.6%)
Boeing                                            1,045               $54,570
Empresa Brasileira de
  Aeronautica ADR                                 1,379(c)             36,612
General Dynamics                                    278                27,144
Lockheed Martin                                     705                37,915
Northrop Grumman                                  1,125                58,106
United Technologies                                 482                45,265
Total                                                                 259,612

Automotive & related (0.4%)
General Motors                                      705                29,124

Banks and savings & loans (12.1%)
Bank of America                                   7,360               331,052
Bank of New York                                  1,539                45,862
Investors Financial Services                        305                14,146
PNC Financial Services Group                        628                33,705
Regions Financial                                   563                18,179
State Street                                        729                32,907
US Bancorp                                        4,277               126,172
Wachovia                                          1,246                58,450
Washington Mutual                                 1,741                67,603
Wells Fargo                                       2,544               149,460
Total                                                                 877,536

Beverages & tobacco (3.9%)
Altria Group                                      2,709               132,605
Coca-Cola                                         1,232                55,083
Coca-Cola Enterprises                             1,763                36,406
PepsiCo                                           1,166                58,300
Total                                                                 282,394

Broker dealers (4.9%)
Franklin Resources                                  156                 8,310
JP Morgan Chase                                   4,120               163,069
Merrill Lynch & Co                                1,738                88,760
Morgan Stanley                                    1,941                98,467
Total                                                                 358,606

Building materials & construction (1.5%)
American Standard                                 1,095(b)             41,183
Masco                                               959                30,813
Temple-Inland                                       532                36,325
Total                                                                 108,321

Cable (1.7%)
Comcast Cl A                                      1,051(b)             29,607
Comcast Special Cl A                              1,076(b)             29,859
EchoStar Communications Cl A                        875(b)             26,819
NTL                                                 736(b)             39,972
Total                                                                 126,257

Cellular telecommunications (1.0%)
Nextel Communications Cl A                          817(b)             18,946
Vodafone Group ADR                                2,223(c)             50,907
Total                                                                  69,853

Chemicals (2.4%)
Dow Chemical                                      2,150                92,042
Eastman Chemical                                    438                20,380
Lyondell Chemical                                 2,380                46,862
RPM Intl                                          1,199                18,956
Total                                                                 178,240

Computer hardware (1.5%)
Cisco Systems                                     1,378(b)             25,851
Dell                                                833(b)             29,022
EMC                                               1,400(b)             15,078
Hewlett-Packard                                   2,133                38,159
Total                                                                 108,110

Computer software & services (1.6%)
Affiliated Computer
  Services Cl A                                     502(b)             27,274
Cadence Design Systems                            1,651(b)             20,522
Intl Business Machines                              582                49,289
Microsoft                                           720                19,656
Total                                                                 116,741

Electronics (0.7%)
Cypress Semiconductor                             1,421(b)             13,869
Intel                                             1,072                22,823
Texas Instruments                                   641                12,525
Total                                                                  49,217

Energy (8.4%)
Anadarko Petroleum                                  906                53,653
BP ADR                                            1,163(c)             62,453
ChevronTexaco                                     1,193               116,318
ConocoPhillips                                    1,690               125,787
Devon Energy                                        367                23,785
Exxon Mobil                                       3,913               180,389
Newfield Exploration                                573(b)             31,716
Royal Dutch Petroleum ADR                           304(c)             15,410
Total                                                                 609,511

Energy equipment & services (1.6%)
Cooper Cameron                                      712(b)             36,262
Schlumberger                                        239                14,770
Transocean                                          751(b)             23,056
Weatherford Intl                                    925(b)             42,865
Total                                                                 116,953

Environmental services (0.1%)
Allied Waste Inds                                   681(b)              6,973

Finance companies (4.5%)
Citigroup                                         6,961               324,243

Financial services (4.5%)
Capital One Financial                               646                43,773
Countrywide Financial                             1,876                66,692
Fannie Mae                                        1,135                84,501
Freddie Mac                                       1,521               102,089
MBNA                                              1,379                33,289
Total                                                                 330,344

Food (1.5%)
General Mills                                       741                35,012
Hain Celestial Group                                654(b)             11,478
HJ Heinz                                          1,246                47,235
Sara Lee                                            812                17,970
Total                                                                 111,695

Furniture & appliances (0.1%)
Leggett & Platt                                     297                 7,986

Health care products (5.1%)
Amgen                                               138(b)              8,182
Baxter Intl                                         634                19,362
Biogen Idec                                         353(b)             20,943
Boston Scientific                                   271(b)              9,683
Bristol-Myers Squibb                                808                19,174
Gilead Sciences                                     222(b)             15,347
GlaxoSmithKline ADR                                 385(c)             15,839
Guidant                                             129                 7,714
Johnson & Johnson                                   577                33,524
Medco Health Solutions                              728(b)             22,735
Merck & Co                                        1,876                84,365
Novartis ADR                                        509(c)             23,643
Pfizer                                            1,666                54,428
Schering-Plough                                   1,306                24,109
Wyeth                                               402                14,701
Total                                                                 373,749

Health care services (2.0%)
Aetna                                               346                32,057
AmerisourceBergen                                   293                15,851
HCA                                                 816                31,669
Hospira                                             565(b)             15,651
Lincare Holdings                                    517(b)             16,616
Select Medical                                      528                 7,012
Tenet Healthcare                                  2,562(b)             26,696
Total                                                                 145,552

Household products (2.2%)
Clorox                                              376                19,868
Colgate-Palmolive                                 1,112                60,048
Procter & Gamble                                  1,468                82,164
Total                                                                 162,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
161   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Large Cap Value Fund

Issuer                                            Shares              Value(a)

Insurance (6.1%)
ACE                                               1,011(c)            $38,974
Allstate                                          1,659                78,321
American Intl Group                               1,832               130,511
Assurant                                            311                 8,254
Chubb                                               652                44,343
CIGNA                                               376                25,027
Endurance Specialty Holdings                      1,107(c)             36,022
First American                                      590                17,092
Hartford Financial
  Services Group                                    250                15,290
Montpelier Re Holdings                              337(c)             11,623
St. Paul Travelers Companies                        550                19,080
Willis Group Holdings                               629(c)             21,996
Total                                                                 446,533

Leisure time & entertainment (1.4%)
Mattel                                            2,023                32,550
Viacom Cl B                                       2,155                71,783
Total                                                                 104,333

Machinery (1.2%)
AGCO                                              1,482(b)             29,625
Caterpillar                                         303                22,028
Illinois Tool Works                                 147                13,420
Ingersoll-Rand Cl A                                 331(c)             21,518
Total                                                                  86,591

Media (4.8%)
Cendant                                           2,265                48,992
EW Scripps Cl A                                     196                20,053
IAC/Interactive                                     576(b)             13,139
Liberty Media Cl A                                6,697(b)             59,669
Liberty Media Intl CI A                             497(b)             16,799
Reader's Digest Assn                                944                13,424
Time Warner                                       2,090(b)             34,172
Tribune                                             813                33,943
Walt Disney                                       4,726               106,098
Total                                                                 346,289

Metals (0.5%)
Alcan                                               443(c)             19,186
Alcoa                                               575                18,619
Total                                                                  37,805

Multi-industry (2.0%)
General Electric                                  1,466                48,070
ITT Inds                                            244                19,300
Tyco Intl                                         2,494(c)             78,113
Total                                                                 145,483

Paper & packaging (1.7%)
Avery Dennison                                      313                19,453
Bowater                                             707                25,403
Intl Paper                                        1,047                41,901
Weyerhaeuser                                        540                33,755
Total                                                                 120,512

Real estate investment trust (0.8%)
Apartment Investment
  & Management Cl A                                 443                15,727
Equity Office Properties Trust                    1,396                39,869
Total                                                                  55,596

Restaurants (0.3%)
Domino's Pizza LLC                                  553(b)              7,880
McDonald's                                          604                16,320
Total                                                                  24,200

Retail -- general (2.0%)
BJ's Wholesale Club                                 737(b)             18,661
Costco Wholesale                                    757                31,166
Dollar Tree Stores                                  296(b)              6,959
Home Depot                                          887                32,429
Sonic Automotive                                    999                20,779
Target                                              804                35,842
Total                                                                 145,836

Retail -- grocery (0.2%)
Kroger                                              863(b)             14,265

Telecom equipment & services (0.9%)
Lucent Technologies                               2,287(b)              7,158
Motorola                                          1,876                30,297
Nokia ADR                                         2,411(c)             28,643
Total                                                                  66,098

Utilities -- electric (3.0%)
Dominion Resources                                  996                64,630
Entergy                                             210                12,663
Exelon                                            2,330                85,861
FirstEnergy                                         490                19,718
FPL Group                                           180                12,456
PPL                                                 270                12,914
Xcel Energy                                         688                12,143
Total                                                                 220,385

Utilities -- natural gas (0.3%)
ONEOK                                               906                21,345

Utilities -- telephone (4.2%)
BellSouth                                         1,718                45,974
Citizens Communications                             542                 6,845
KT ADR                                            1,770(c)             31,010
SBC Communications                                4,044               104,295
Sprint (FON Group)                                1,654                32,551
Verizon Communications                            2,262                88,784
Total                                                                 309,459

Total common stocks
(Cost: $6,875,768)                                                 $6,897,827

Total investments in securities
(Cost: $6,875,768)(d)                                              $6,897,827

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 6.8% of net assets.

(d) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $6,904,384 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                     $ 201,374
        Unrealized depreciation                                      (207,931)
                                                                     --------
        Net unrealized depreciation                                 $  (6,557)
                                                                    ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
162   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Managed Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (62.9%)
Issuer                                            Shares              Value(a)

Aerospace & defense (2.4%)
Boeing                                          254,200(o)        $13,274,324
Empresa Brasileira de
  Aeronautica ADR                               334,400(c)          8,878,320
General Dynamics                                 67,400             6,580,936
Lockheed Martin                                 171,300             9,212,514
Northrop Grumman                                273,800            14,141,770
Stellex Aerostructures                              290(b,h,l)             --
United Technologies                             117,400            11,025,034
Total                                                              63,112,898

Automotive & related (0.3%)
General Motors                                  171,300             7,076,403

Banks and savings & loans (8.0%)
Bank of America                               1,767,402            79,497,741
Bank of New York                                368,700            10,987,260
Investors Financial Services                     74,450             3,452,991
PNC Financial
  Services Group                                152,800             8,200,776
Regions Financial                               137,500             4,439,875
State Street                                    177,200             7,998,808
US Bancorp                                    1,040,600            30,697,700
Wachovia                                        303,400            14,232,494
Washington Mutual                               423,800            16,456,154
Wells Fargo                                     615,500            36,160,625
Total                                                             212,124,424

Beverages & tobacco (2.6%)
Altria Group                                    656,600            32,140,570
Coca-Cola                                       299,700            13,399,587
Coca-Cola Enterprises                           429,500             8,869,175
PepsiCo                                         283,700            14,185,000
Total                                                              68,594,332

Broker dealers (3.3%)
Franklin Resources                               38,000             2,024,260
JP Morgan Chase                               1,002,940            39,696,365
Merrill Lynch & Co                              416,800            21,285,976
Morgan Stanley                                  472,800            23,985,144
Total                                                              86,991,745

Building materials & construction (1.0%)
American Standard                               266,800(b)         10,034,348
Masco                                           233,600             7,505,568
Temple-Inland                                   129,600             8,849,088
Total                                                              26,389,004

Cable (1.2%)
Comcast Cl A                                    255,731(b)          7,203,942
Comcast Special Cl A                            262,000(b)          7,270,500
EchoStar
  Communications Cl A                           212,800(b)          6,522,320
NTL                                             179,514(b)          9,749,406
Total                                                              30,746,168

Cellular telecommunications (0.6%)
Nextel Communications Cl A                      198,900(b)          4,612,491
Vodafone Group ADR                              540,900(c)         12,386,610
Total                                                              16,999,101

Chemicals (1.6%)
Dow Chemical                                    523,500            22,411,035
Eastman Chemical                                106,500             4,955,445
Lyondell Chemical                               575,250            11,326,673
RPM Intl                                        292,000             4,616,520
Total                                                              43,309,673

Computer hardware (1.0%)
Cisco Systems                                   334,700(b)          6,278,972
Dell                                            202,700(b)          7,062,068
EMC                                             341,700(b)          3,680,109
Hewlett-Packard                                 518,800             9,281,332
Total                                                              26,302,481

Computer software & services (1.0%)
Affiliated Computer
  Services Cl A                                 122,200(b)          6,639,126
Cadence Design Systems                          402,000(b)          4,996,860
Intl Business Machines                          141,900            12,017,511
Microsoft                                       175,400             4,788,420
Total                                                              28,441,917

Electronics (0.4%)
Cypress Semiconductor                           344,700(b)          3,364,272
Intel                                           260,400             5,543,916
Texas Instruments                               155,900             3,046,286
Total                                                              11,954,474

Energy (5.5%)
Anadarko Petroleum                              220,600            13,063,932
BP ADR                                          283,300(c)         15,213,210
ChevronTexaco                                   290,400            28,314,000
ConocoPhillips                                  411,310            30,613,803
Devon Energy                                     89,300             5,787,533
Exxon Mobil                                     952,300            43,901,029
Newfield Exploration                            139,500(b)          7,721,325
Royal Dutch Petroleum ADR                        73,800(c)          3,740,922
Total                                                             148,355,754

Energy equipment & services (1.1%)
Cooper Cameron                                  173,400(b)          8,831,262
Schlumberger                                     58,000             3,584,400
Transocean                                      182,600(b)          5,605,820
Weatherford Intl                                225,500(b)         10,449,670
Total                                                              28,471,152

Environmental services (0.1%)
Allied Waste Inds                               164,925(b)          1,688,832

Finance companies (3.0%)
Citigroup                                     1,688,100(n)         78,631,698

Financial services (3.0%)
Capital One Financial                           157,500            10,672,200
Countrywide Financial                           456,698            16,235,614
Fannie Mae                                      276,500            20,585,425
Freddie Mac                                     369,900            24,827,688
MBNA                                            336,200             8,115,868
Total                                                              80,436,795

Food (1.0%)
General Mills                                   180,200             8,514,450
Hain Celestial Group                            159,300(b)          2,795,715
HJ Heinz                                        303,500            11,505,685
Sara Lee                                        197,700             4,375,101
Total                                                              27,190,951

Furniture & appliances (0.1%)
Leggett & Platt                                  72,400             1,946,836

Health care products (3.4%)
Amgen                                            33,500(b)          1,986,215
Baxter Intl                                     154,300             4,712,322
Biogen Idec                                      86,000(b)          5,102,380
Boston Scientific                                66,050(b)          2,359,967
Bristol-Myers Squibb                            196,600             4,665,318
Gilead Sciences                                  49,800(b)          3,442,674
GlaxoSmithKline ADR                              93,700(c)          3,854,818
Guidant                                          31,300             1,871,740
Johnson & Johnson                               135,100             7,849,310
Medco Health Solutions                          177,340(b)          5,538,328
Merck & Co                                      451,100            20,285,967
Novartis ADR                                    123,600(c)          5,741,220
Pfizer                                          405,800            13,257,486
Schering-Plough                                 317,700             5,864,742
Wyeth                                            97,900             3,580,203
Total                                                              90,112,690

Health care services (1.3%)
Aetna                                            84,200             7,801,130
AmerisourceBergen                                71,200             3,851,920
HCA                                             198,700             7,711,547
Hospira                                         137,700(b)          3,814,290
Lincare Holdings                                125,900(b)          4,046,426
Select Medical                                  128,725             1,709,468
Tenet Healthcare                                623,600(b)          6,497,912
Total                                                              35,432,693

Household products (1.5%)
Clorox                                           91,500             4,834,860
Colgate-Palmolive                               270,700            14,617,800
Procter & Gamble                                356,800            19,970,096
Total                                                              39,422,756

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
163   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                                            Shares              Value(a)

Insurance (4.1%)
ACE                                             246,300(c)         $9,494,865
Allstate                                        404,100            19,077,561
American Intl Group                             439,900            31,338,476
Assurant                                         71,700             1,902,918
Chubb                                           158,950            10,810,190
CIGNA                                            91,550             6,093,568
Endurance Specialty
  Holdings                                      269,600(c)          8,772,784
First American                                  143,500             4,157,195
Hartford Financial
  Services Group                                 61,000             3,730,760
Montpelier Re Holdings                           82,000(c)          2,828,180
St. Paul Travelers Companies                    133,757             4,640,030
Willis Group Holdings                           153,300(c)          5,360,901
Total                                                             108,207,428

Leisure time & entertainment (1.0%)
Mattel                                          492,100             7,917,889
Viacom Cl B                                     524,600            17,474,426
Total                                                              25,392,315

Machinery (0.8%)
AGCO                                            360,600(b)          7,208,394
Caterpillar                                      73,600             5,350,720
Illinois Tool Works                              35,700             3,259,053
Ingersoll-Rand Cl A                              80,600(c)          5,239,806
Total                                                              21,057,973

Media (3.2%)
Cendant                                         551,600            11,931,108
EW Scripps Cl A                                  47,600             4,869,956
IAC/InterActiveCorp                             140,100(b)          3,195,681
Liberty Media Cl A                            1,636,100(b)         14,577,651
Liberty Media Intl Cl A                         120,747(b)          4,081,249
Reader's Digest Assn                            229,750             3,267,045
Time Warner                                     509,300(b)          8,327,055
Tribune                                         197,900             8,262,325
Walt Disney                                   1,150,300            25,824,235
Total                                                              84,336,305

Metals (0.3%)
Alcan                                           107,500(c)          4,655,825
Alcoa                                           138,500             4,484,630
Total                                                               9,140,455

Multi-industry (1.3%)
General Electric                                356,900            11,702,751
ITT Inds                                         59,600             4,714,360
Tyco Intl                                       607,300(c)         19,020,636
Total                                                              35,437,747

Paper & packaging (1.1%)
Avery Dennison                                   71,200             4,425,080
Bowater                                         171,800             6,172,774
Intl Paper                                      254,800            10,197,096
Weyerhaeuser                                    131,400             8,213,814
Total                                                              29,008,764

Real estate investment trust (0.5%)
Apartment Investment &
  Management Cl A                               108,100             3,837,550
Equity Office Properties Trust                  338,900             9,678,984
Total                                                              13,516,534

Restaurants (0.2%)
Domino's Pizza LLC                              134,400(b)          1,915,200
McDonald's                                      146,900             3,969,238
Total                                                               5,884,438

Retail -- general (1.3%)
BJ's Wholesale Club                             179,500(b)          4,544,940
Costco Wholesale                                184,100             7,579,397
Dollar Tree Stores                               68,700(b)          1,615,137
Home Depot                                      215,800             7,889,648
Sonic Automotive                                243,900             5,073,120
Target                                          195,900             8,733,222
Total                                                              35,435,464

Retail -- grocery (0.1%)
Kroger                                          210,200(b)          3,474,606

Telecom equipment & services (0.6%)
Lucent Technologies                             554,000(b)          1,734,020
Motorola                                        456,600             7,374,090
Nokia ADR                                       582,400(c)          6,918,912
Total                                                              16,027,022

Utilities -- electric (2.0%)
Dominion Resources                              242,400            15,729,336
Entergy                                          51,200             3,087,360
Exelon                                          567,000            20,893,950
FirstEnergy                                     119,150             4,794,596
FPL Group                                        44,000             3,044,800
PPL                                              65,600             3,137,648
Xcel Energy                                     167,600             2,958,140
Total                                                              53,645,830

Utilities -- natural gas (0.2%)
ONEOK                                           220,900             5,204,404

Utilities -- telephone (2.8%)
BellSouth                                       411,800            11,019,768
Citizens Communications                         132,700             1,676,001
KT ADR                                          430,700(c)          7,545,864
Orius                                             4,304(b,h,l)             --
SBC Communications                              984,700            25,395,413
Sprint (FON Group)                              402,500             7,921,200
Verizon Communications                          550,900            21,622,825
Total                                                              75,181,071

Total common stocks
(Cost: $1,484,503,444)                                         $1,674,683,133

Preferred stocks & other (--%)
Issuer                                            Shares              Value(a)

Mexico Value Recovery Series C
  Rights                                      2,000,000(b,c,l)             $2
Mexico Value Recovery Series D
  Rights                                      2,000,000(b,c,l)              2
Mexico Value Recovery Series E
  Rights                                      2,000,000(b,c,l)              2
Orius Tranche Series A
  Warrants                                        4,769(b,h,l)             --
Orius Tranche Series B
  Warrants                                        5,020(b,h,l)             --
Orius Tranche Series C
  Warrants                                       11,155(b,h,l)             --
Paxson Communications
  14.25% Pay-in-kind                                 --(e)              1,322
Pegasus Satellite
  12.75% Cm Pay-in-kind Series B                      2(b,e)               16
Xerox
  6.25% Cv                                        5,390               667,822

Total preferred stocks & other
(Cost: $540,890)                                                     $669,166

Bonds (33.7%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Foreign government (0.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%              12,655,000(c)        $16,799,408
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                2,505,000(c)          2,755,500
United Mexican States
  (U.S. Dollar)
   03-03-15               6.63                4,305,000(c)          4,541,775
Total                                                              24,096,683

U.S. government obligations & agencies (7.1%)
Federal Home Loan Mtge Corp
   08-15-06               2.75               16,320,000            16,376,369
   07-15-09               4.25                  800,000               819,856
   11-15-13               4.88               15,825,000            16,201,413
Federal Natl Mtge Assn
   05-15-08               6.00               13,985,000            15,292,304
   05-15-11               6.00                   30,000                33,172
U.S. Treasury
   10-31-04               2.13                4,200,000             4,204,595
   02-28-05               1.50                6,400,000             6,392,998
   05-31-05               1.25                4,950,000             4,926,785
   08-31-05               2.00               18,874,000(o)         18,882,116
   11-15-05               5.75                3,800,000             3,966,398
   12-31-05               1.88               18,600,000            18,541,876
   02-15-07               2.25                5,105,000             5,067,907
   08-15-14               4.25                1,920,000             1,939,200
   08-15-23               6.25               29,398,000(n)         34,148,775
   02-15-26               6.00               36,075,000            40,870,449
   02-15-31               5.38                1,305,000             1,389,418
Total                                                             189,053,631

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
164   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (3.0%)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09               3.72%              $2,200,000(d)         $2,202,772
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                1,500,000(g)          1,516,961
  Series 2004-CA Cl A3
   03-06-09               3.00                1,500,000             1,501,350
Banc of America
  Commercial Mtge
  Series 2002-2 Cl A3
   07-11-43               5.12                3,000,000             3,120,347
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                2,461,385             2,522,919
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                3,388,020             3,389,883
  Series 2004-PWR3 Cl A2
   02-11-41               3.87                  600,000               596,076
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                  678,386(d)            691,019
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28               3.26                  900,000               900,749
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10                2,450,000             2,427,728
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
   07-10-37               4.71                2,300,000             2,373,577
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                3,100,000             3,071,270
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                2,050,000             2,052,645
  Series 2004-C2 Cl A4
   03-10-40               4.89                1,300,000             1,313,400
  Series 2004-C3 Cl A2
   07-10-39               4.43                2,000,000             2,036,745
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
   06-10-36               5.32                2,500,000             2,602,772
GS Mtge Securities
  Series 2004-GG2 Cl A6
   08-10-38               5.40                3,000,000             3,130,260
JP Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37               5.26                1,400,000             1,457,643
  Series 2004-C2 Cl A3
   05-15-41               5.39                1,300,000             1,350,190
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                2,000,000             2,057,737
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39                2,500,000             2,656,379
  Series 2002-C4 Cl A2
   09-15-26               4.02                3,000,000             3,041,468
  Series 2002-C4 Cl A5
   09-15-31               4.85                1,000,000             1,019,672
  Series 2002-C8 Cl A3
   11-15-27               4.83                   75,000                76,532
  Series 2003-C3 Cl A2
   05-15-27               3.09                3,700,000             3,633,087
  Series 2003-C7 Cl A2
   09-15-27               4.06                  200,000               201,521
  Series 2003-C8 Cl A2
   11-15-27               4.21                2,415,000             2,445,260
  Series 2003-C8 Cl A4
   11-15-32               5.12                  900,000               928,749
  Series 2004-C2 Cl A2
   03-15-29               3.25                2,680,000             2,616,162
  Series 2004-C2 Cl A4
   03-15-36               4.37                1,100,000             1,070,564
  Series 2004-C4 Cl A2
   06-15-29               4.57                2,050,000             2,110,399
  Series 2004-C4 Cl A4
   06-15-29               5.31                2,600,000             2,720,525
  Series 2004-C6 Cl A2
   08-15-29               4.19                1,900,000             1,920,311
  Series 2004-C6 Cl A6
   08-15-29               5.02                2,400,000             2,426,625
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
   11-12-35               5.24                1,070,000             1,108,640
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                1,300,000             1,300,000
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                3,250,984             3,148,188
  Series 2004-T13 Cl A2
   09-13-45               3.94                2,100,000             2,085,405
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                  610,000               608,710
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                2,000,000             2,024,280
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50                1,300,000(g)          1,327,539
  Series 2004-3 Cl A3
   03-17-09               3.30                1,350,000             1,360,336
Total                                                              80,146,395

Mortgage-backed securities (14.6%)(f,q)
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.06                1,022,873(i)            998,314
  Series 2004-F Cl B1
   07-25-34               4.17                1,847,409(i)          1,803,644
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                1,913,353             1,909,813
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.69                  974,808(i)            976,650
  Series 2004-J6 Cl 3A1
   08-25-19               5.00                4,681,920             4,725,082
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                1,173,014(i)          1,152,486
Federal Home Loan Mtge Corp
   05-01-13               4.50                1,928,532             1,966,124
   07-01-15               7.50                  219,065               232,950
   04-01-17               6.00                5,903,270             6,206,255
   05-01-18               5.50                2,506,487             2,596,908
   06-01-18               5.50                  588,790               611,023
   08-01-18               5.00                8,190,698             8,374,111
   10-01-18               5.00                7,074,923             7,224,550
   04-01-22               6.50                7,863,063             8,322,998
   10-01-22               6.50                  879,979               931,503
   11-01-22               8.00                   34,597                37,920
   10-01-23               5.50                8,794,052             9,060,972
   12-01-23               6.00                4,512,072             4,704,734
   08-01-24               8.00                  153,749               167,859
   12-01-30               5.50                4,311,035             4,404,575
   04-01-32               6.00                2,456,375             2,545,138
   04-01-32               7.00                1,048,940             1,119,865
   05-01-32               6.50                6,588,489             6,972,057
   07-01-32               6.50                  299,755               316,200
   03-01-33               6.50                  740,741               783,932
   04-01-33               6.00                3,238,690             3,368,811
   08-01-33               6.50                1,947,566             2,049,663
   09-01-33               4.56                2,401,975(i)          2,411,295
   12-01-33               5.00                2,833,966             2,819,950
   08-01-34               5.21                2,300,000(i)          2,330,361
  Collateralized Mtge Obligation
   02-15-27               5.00                2,700,000             2,781,863
   11-15-28               4.50                2,018,770             2,043,488
   02-15-33               5.50                2,472,488             2,581,855
   07-25-43               7.00                2,066,505             2,213,097
  Interest Only
   02-15-14               7.40                1,096,978(k)             90,929
   06-15-18               8.78                  781,001(k)             52,980
   10-15-22              14.56                4,196,205(k)            363,644
Federal Natl Mtge Assn
   06-01-10               6.50                1,046,217             1,110,327
   08-01-11               8.50                  659,914               706,861
   08-25-12               4.72                  320,000               323,565
   01-01-13               4.92                2,914,725             3,015,796
   02-01-13               4.87                1,756,482             1,799,610
   10-01-13               5.11                3,464,591             3,594,937

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
165   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   01-01-14               4.84%              $1,389,856            $1,414,355
   02-01-14               4.77                2,387,463             2,427,774
   03-01-14               4.60                1,989,425             1,983,138
   04-01-14               4.65                2,192,933             2,201,464
   04-01-14               5.50                7,755,311             8,067,666
   05-01-14               4.52                2,593,661             2,579,184
   08-01-15               5.50                  250,901               261,218
   08-01-16               6.50                  655,625               696,722
   11-01-16               6.00                  312,177               328,206
   03-01-17               6.50                1,388,649             1,475,693
   04-01-17               5.50                1,134,400             1,176,894
   06-01-17               6.00                  319,212               335,535
   06-01-17               6.50                  346,235               367,889
   08-01-17               6.50                1,671,655             1,776,205
   02-01-18               6.00                  652,216               685,566
   04-01-18               4.50                1,493,869             1,496,513
   05-01-18               6.00                5,016,692             5,277,520
   06-01-18               5.00                2,591,477             2,651,062
   08-01-18               4.50                3,774,643             3,784,670
   09-01-18               5.50                5,723,781             5,943,372
   10-01-18               4.50                1,059,447             1,061,322
   11-01-18               7.00                  535,445               568,476
   12-01-18               6.00                1,049,263             1,103,121
   02-01-19               5.00                5,422,639             5,536,504
   02-01-19               6.00                2,976,463             3,128,597
   09-01-19               5.50                  910,000(j)            941,850
   04-01-22               8.00                  186,041               203,395
   08-01-22               7.00                  620,053               663,288
   01-01-23               6.50                  701,526               741,626
   02-01-23               7.00                  782,717               837,294
   04-01-23               8.50                  429,138               472,798
   07-01-23               5.00                2,269,761             2,290,649
   07-01-23               5.50                3,224,614             3,320,089
   08-01-23               5.50                3,738,131             3,848,399
   09-01-23               5.50                3,928,802             4,045,127
   12-01-23               5.50                2,501,751             2,575,824
   05-01-24               6.00                1,425,572             1,487,975
   06-01-24               9.00                  263,204               293,917
   02-01-25               8.50                  115,511               126,944
   05-01-25               8.50                  295,924               325,212
   08-01-25               7.50                   39,368                42,438
   11-01-25               7.50                  436,345               470,382
   03-01-26               7.00                  599,411               642,341
   07-01-28               5.50                1,435,615             1,467,354
   11-01-28               5.00                  799,521               794,554
   11-01-28               5.50                  510,293               521,574
   12-01-28               5.50                2,825,749             2,888,221
   12-01-28               6.00                  395,054               412,356
   02-01-29               7.00                1,112,489             1,192,164
   03-01-29               6.50                  115,445               121,767
   04-01-29               5.00                2,976,879             2,958,781
   07-01-29               7.00                1,630,694             1,743,412
   08-01-29               7.00                  473,816               506,567
   05-01-32               7.00                  438,241               468,102
   05-01-32               7.50                  357,137               383,670
   08-01-32               6.50                  549,799               580,208
   08-01-32               7.00                  541,099               578,224
   09-01-32               6.50                  756,866               797,415
   09-01-32               7.00                  336,817               359,768
   10-01-32               5.50                  626,961               638,838
   10-01-32               7.00                1,059,528             1,131,723
   11-01-32               5.00                  640,175               637,721
   11-01-32               7.50                  839,775               901,236
   12-01-32               7.00                2,700,841             2,884,875
   02-01-33               5.00                4,276,760             4,250,194
   02-01-33               5.50                2,270,859             2,312,223
   02-01-33               7.00                  552,449               590,092
   03-01-33               5.50                9,392,626             9,587,194
   03-01-33               6.00                4,725,018             4,918,296
   04-01-33               5.50                5,138,589             5,247,374
   04-01-33               6.00               10,521,929            10,949,174
   05-01-33               5.50                5,421,165             5,530,134
   05-01-33               6.00                3,069,561             3,188,878
   07-01-33               5.00                4,851,874(j)          4,829,993
   07-01-33               5.50                3,155,152             3,212,624
   12-01-33               6.00                2,411,559             2,501,268
   01-01-34               4.75                2,350,227(i)          2,416,837
   01-01-34               5.00                1,246,600             1,239,021
   01-01-34               6.00                2,249,696             2,333,384
   03-01-34               5.00               10,291,062            10,244,650
   03-01-34               5.00                4,944,216(j)          4,921,918
   04-01-34               5.00                  557,336               555,207
   05-01-34               6.50                5,872,688             6,173,394
   08-01-34               4.53                6,343,827(i)          6,316,041
   10-01-34               6.00               16,100,000(j)         16,613,189
  Collateralized Mtge Obligation
   05-25-16               4.00                2,900,000             2,912,736
   07-25-26               5.50                7,000,000             7,290,052
   12-25-26               8.00                1,532,943             1,668,932
   02-25-44               7.00                9,375,098             9,953,271
   06-25-44               7.50                2,048,455             2,222,676
  Interest Only
   12-25-12              13.29                1,034,928(k)             63,834
Govt Natl Mtge Assn
   12-15-08               7.00                1,704,202             1,808,130
   05-15-33               6.00                1,970,846             2,048,928
   10-15-33               5.50                2,820,707             2,880,602
   03-20-34               6.50                1,740,711             1,837,290
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                  426,714(k)             52,258
GRS Mtge Loan Trust
  Series 2004-6F Cl 2A2
   05-25-34               5.50                1,794,164             1,863,158
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.40                1,467,410             1,438,324
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.47                1,472,543(i)          1,468,037
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                3,421,672             3,507,214
  Series 2004-7 Cl 8A1
   08-25-19               5.00                5,325,161             5,409,139
  Series 2004-8 Cl 7A1
   09-25-19               5.00                2,575,000             2,597,531
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
   04-25-34               5.74                4,801,606             4,898,891
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94                1,845,989(i)          1,891,327
  Series 2004-5 Cl B1
   05-25-34               4.63                1,323,945(i)          1,319,192
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                6,477,446             6,499,798
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                  262,515               258,971
Total                                                             385,252,815

Aerospace & defense (--%)
Alliant Techsystems
   05-15-11               8.50%                 180,000               195,750
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                  255,000               262,650
L-3 Communications
   06-15-12               7.63                  495,000               535,838
   07-15-13               6.13                  125,000               123,125
Total                                                               1,117,363

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20               6.81                  357,000               310,497

Automotive & related (0.1%)
DaimlerChrysler NA Holding
   11-15-13               6.50                1,664,000             1,793,675
Ford Motor
   02-01-29               6.38                  215,000               188,509
Meritor Automotive
   02-15-09               6.80                  240,000               247,200
TRW Automotive
  Sr Nts
   02-15-13               9.38                  335,000               386,088
Total                                                               2,615,472

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
166   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Banks and savings & loans (1.1%)
Bank United
   03-15-09               8.00%              $3,500,000            $4,098,903
Banknorth Group
  Sr Nts
   05-01-08               3.75                1,195,000             1,194,391
JP Morgan Chase
  Sub Nts
   02-01-11               6.75                1,230,000             1,374,952
   03-15-14               4.88                  295,000               292,468
US Bank NA Minnesota
   08-01-11               6.38                3,195,000             3,570,115
Wachovia
  Sub Nts
   08-01-14               5.25                4,850,000             4,962,539
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88                2,360,000             2,665,580
   08-15-14               5.65                3,060,000             3,170,038
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                7,190,000             8,085,586
Total                                                              29,414,572

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                  675,000               731,531

Building materials & construction (0.1%)
Associated Materials
   04-15-12               9.75                  310,000               348,750
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                  410,000(d)            438,700
Ryland Group
  Sr Nts
   06-01-08               5.38                  835,000               862,138
Total                                                               1,649,588

Cable (0.3%)
Comcast
   03-15-11               5.50                7,490,000             7,792,820
CSC Holdings
  Sr Nts
   12-15-07               7.88                  290,000               308,125
DirectTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                  375,000               426,563
Echostar DBS
  Sr Nts
   10-01-08               5.75                  230,000               230,575
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                  395,000(c)            398,950
Total                                                               9,157,033

Cellular telecommunications (0.1%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                  570,000               575,700
US Cellular
  Sr Nts
   12-15-33               6.70                1,840,000             1,808,711
Total                                                               2,384,411

Chemicals (0.1%)
Airgas
   10-01-11               9.13                  225,000               253,688
  Sr Sub Nts
   07-15-14               6.25                   80,000                78,700
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                  315,000(c,d)          338,231
Compass Minerals Group
   08-15-11              10.00                  900,000               999,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                  428,000               436,560
Innophos
  Sr Sub Nts
   08-15-14               8.88                   40,000(d)             41,600
MacDermid
   07-15-11               9.13                  225,000               251,156
Total                                                               2,398,935

Energy (0.3%)
Amerada Hess
   08-15-11               6.65                1,960,000             2,150,147
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                   95,000               101,413
   08-15-14               7.00                  175,000(d)            180,250
   01-15-16               6.88                  120,000               121,500
Devon Financing
   09-30-11               6.88                1,545,000             1,743,259
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                  935,000               916,300
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                   95,000(d)             99,275
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                1,195,000             1,315,994
Newfield Exploration
  Sr Nts
   03-01-11               7.63                   50,000                55,000
  Sr Sub Nts
   08-15-12               8.38                  880,000               974,600
   09-01-14               6.63                  175,000(d)            179,375
Peabody Energy
  Series B
   03-15-13               6.88                  655,000               691,025
Total                                                               8,528,138

Energy equipment & services (0.3%)
Grant Prideco Escrow
   12-15-09               9.00                  445,000               493,950
Halliburton
   10-15-10               5.50                5,655,000             5,873,169
Key Energy Services
  Series C
   03-01-08               8.38                  210,000               221,550
  Sr Nts
   05-01-13               6.38                  135,000               128,925
Offshore Logistics
   06-15-13               6.13                  425,000               420,750
Pacific Energy
  Sr Nts
   06-15-14               7.13                  255,000(d)            269,663
Pride Intl
  Sr Nts
   07-15-14               7.38                  140,000(d)            149,100
Total                                                               7,557,107

Finance companies (0.3%)
Ford Motor Credit
   10-01-13               7.00                3,010,000(o)          3,155,473
GMAC
   09-15-11               6.88                4,945,000             5,177,168
Total                                                               8,332,641

Financial services (0.3%)
Capital One Bank
  Sr Nts
   02-01-06               6.88                  390,000               412,836
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                3,920,000(c)          4,061,578
Pricoa Global Funding I
   06-15-08               4.35                2,880,000(d)          2,945,002
Total                                                               7,419,416

Food (0.2%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                  500,000(c)            547,500
Chiquita Brands Intl
  Sr Nts
   03-15-09              10.56                  330,000               357,638
Del Monte
  Sr Sub Nts
   12-15-12               8.63                  275,000               302,500
Kraft Foods
   10-01-13               5.25                2,840,000             2,893,258
Total                                                               4,100,896

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
167   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Health care services (0.2%)
Cardinal Health
   06-15-15               4.00%              $2,315,000            $2,040,376
HCA
   03-15-14               5.75                  685,000               679,044
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                  100,000(d)            104,500
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                  395,000               412,775
Omnicare
  Sr Sub Nts
   06-01-13               6.13                  335,000               324,950
Triad Hospitals
  Sr Nts
   05-15-12               7.00                  300,000               312,750
US Oncology
  Sr Nts
   08-15-12               9.00                   90,000(d)             94,275
Vanguard Health Systems
   08-01-11               9.75                  388,000               450,080
Total                                                               4,418,750

Home building (--%)
DR Horton
   12-01-07               7.50                  225,000               247,500
   01-15-09               5.00                  410,000               416,150
   07-01-13               5.88                  265,000               265,000
Meritage Homes
   06-01-11               9.75                  265,000               295,475
Total                                                               1,224,125

Industrial services (--%)
Allied Waste North America
   11-15-10               6.50                  130,000               130,000
   04-15-11               6.38                  495,000               486,338
Total                                                                 616,338

Insurance (0.5%)
ASIF Global Financing
   01-17-13               4.90               11,545,000(d)         11,717,020
Pacific Life
   09-15-33               6.60                  520,000(d)            563,519
Total                                                              12,280,539

Leisure time & entertainment (0.5%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                   50,000(d)             51,750
Historic TW
   05-15-29               6.63                5,980,000             6,097,244
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                  290,000(d)            301,600
Viacom
   05-15-11               6.63                6,235,000             6,924,778
Total                                                              13,375,372

Lodging & gaming (0.1%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                  120,000               126,750
   04-15-14               6.75                  360,000               360,900
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                  890,000             1,007,924
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                  300,000               321,750
Hilton Hotels
   12-01-12               7.63                  495,000               568,013
MGM Mirage
   10-01-09               6.00                  265,000               270,300
  Sr Nts
   02-27-14               5.88                  115,000               108,675
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00                  310,000               340,225
   08-15-14               7.13                  200,000(d)            205,500
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                  190,000               218,500
Station Casinos
  Sr Nts
   04-01-12               6.00                  345,000               345,863
Total                                                               3,874,400

Machinery (--%)
Case New Holland
  Sr Nts
   08-01-11               9.25                  180,000(d)            198,900
Joy Global
  Series B
   03-15-12               8.75                  150,000               169,125
Manitowoc
   11-01-13               7.13                  320,000               330,400
Total                                                                 698,425

Media (0.3%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                  275,000(c)            292,875
CBD Media/Finance
   06-01-11               8.63                  225,000               237,938
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                  470,000(c)            513,475
Dex Media East LLC/Finance
   11-15-09               9.88                   75,000                86,250
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                  115,000               129,519
Emmis Operating
   05-15-12               6.88                  345,000               345,983
Gray Television
   12-15-11               9.25                  325,000               364,406
Lamar Media
   01-01-13               7.25                  530,000               564,450
Nexstar Finance LLC
   04-01-08              12.00                  130,000               143,325
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                   95,000(c)            109,369
Radio One
  Series B
   07-01-11               8.88                  350,000               388,063
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                  755,000(c)            807,309
Sinclair Broadcast Group
   12-15-11               8.75                  255,000               275,719
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                  475,000(c)            505,875
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                  300,000               309,000
United Artists Theatre
   07-01-15               9.30                1,666,268             1,699,593
Total                                                               6,773,149

Metals (--%)
Earle M Jorgensen
   06-01-12               9.75                  115,000               127,650
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                  475,000(c)            454,813
Total                                                                 582,463

Multi-industry (0.3%)
SPX
  Sr Nts
   06-15-11               6.25                  260,000               257,400
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                5,690,000(c)          6,358,620
   10-15-11               6.38                1,460,000(c)          1,599,468
Total                                                               8,215,488

Paper & packaging (0.2%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                  210,000(c,d)          205,800
   03-15-14               6.75                   55,000(c,d)           53,075
Ball
   12-15-12               6.88                  475,000               496,375
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                  475,000(c)            492,813
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                1,000,000(b,h,l)             --

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
168   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Paper & packaging (cont.)
Domtar
  (U.S. Dollar)
   12-01-13               5.38%              $2,100,000(c)         $2,087,589
Georgia-Pacific
   02-01-10               8.88                  420,000               492,450
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                  190,000               210,900
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                  490,000(c)            505,925
Owens-Brockway Glass
   05-15-11               7.75                  460,000               487,600
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                  675,000               671,625
Stone Container
  Sr Nts
   02-01-08               9.25                  195,000               216,450
   07-01-12               8.38                  135,000               147,825
Total                                                               6,068,427

Real estate (0.2%)
Archstone-Smith OPR Trust
   08-15-14               5.63                4,005,000             4,138,734
Host Marriott
  Sr Nts
   08-15-12               7.00                  285,000(d)            289,988
La Quinta Properties
  Sr Nts
   08-15-12               7.00                   90,000(d)             92,813
Total                                                               4,521,535

Retail -- drugstores (--%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                  265,000(c,d)          272,950

Retail -- general (0.2%)
Finlay Fine Jewelry
  Sr Nts
   06-01-12               8.38                  155,000(d)            165,075
Flooring America
  Series B
   10-15-07               9.25                1,849,000(b,h,l)             --
May Department Stores
   07-15-14               5.75                3,300,000(d)          3,407,319
United Auto Group
   03-15-12               9.63                  195,000               216,450
William Carter
  Series B
   08-15-11              10.88                  550,000               618,750
Total                                                               4,407,594

Telecom equipment & services (0.4%)
PanAmSat
   08-15-14               9.00                  140,000(d)            145,600
Qwest
   03-15-12               9.13                  425,000(d)            454,750
Sprint Capital
   11-15-28               6.88                7,055,000             7,353,363
TELUS
  (U.S. Dollar)
   06-01-07               7.50                1,395,000(c)          1,532,555
   06-01-11               8.00                2,112,500(c)          2,456,073
Total                                                              11,942,341

Utilities -- electric (1.0%)
Centerpoint Energy Resources
   02-15-11               7.75                  325,000               376,734
  Sr Nts Series B
   04-01-13               7.88                  550,000               648,819
Cleveland Electric Illuminating
  Sr Nts
   12-15-13               5.65                1,350,000             1,378,613
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                  350,000               363,807
Consolidated Natural Gas
   12-01-13               6.63                1,100,000             1,230,403
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                2,050,000(d)          2,056,253
DPL
  Sr Nts
   09-01-11               6.88                  200,000               208,000
Duke Energy
   01-15-12               6.25                1,325,000             1,429,646
  1st Mtge
   03-05-08               3.75                1,185,000             1,191,814
   04-01-10               4.50                  530,000               536,599
  Sr Nts
   11-30-12               5.63                3,610,000             3,754,139
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                  395,000               414,979
Florida Power
  1st Mtge
   03-01-13               4.80                  925,000               929,357
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                  740,000(d)            790,387
IPALCO Enterprises
   11-14-08               8.38                  375,000               416,250
   11-14-11               8.63                  595,000               660,450
Metropolitan Edison
   03-15-13               4.95                2,125,000             2,106,602
  1st Mtge
   04-01-14               4.88                1,040,000(d)          1,016,550
Northern States Power
  1st Mtge
   08-01-10               4.75                  190,000               195,343
Tampa Electric
   06-15-12               6.88                  820,000               916,590
   08-15-12               6.38                1,165,000             1,266,918
Westar Energy
  1st Mtge
   07-01-14               6.00                3,490,000             3,714,588
Total                                                              25,602,841

Utilities -- natural gas (0.1%)
ANR Pipeline
   03-15-10               8.88                  180,000               202,500
Consolidated Natural Gas
  Sr Nts
   04-15-11               6.85                  420,000               473,815
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                  255,000               271,575
Northwest Pipeline
   03-01-10               8.13                  660,000               743,325
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                  460,000(d)            487,600
Southern Natural Gas
   03-15-10               8.88                  290,000               326,250
Southern Star Central
   08-01-10               8.50                  235,000               257,325
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                  470,000               519,350
Williams Companies
   03-15-12               8.13                  475,000               546,250
Total                                                               3,827,990

Utilities -- telephone (0.9%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25                4,000,000(c)          4,061,640
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                6,145,000(c,d)        6,240,401
   11-15-33               6.38                  560,000(c,d)          578,168
Verizon New York
  Series B
   04-01-32               7.38                2,670,000             2,951,426
Verizon Pennsylvania
  Series A
   11-15-11               5.65               10,060,000            10,554,650
Total                                                              24,386,285

Total bonds
(Cost: $887,820,288)                                             $897,356,136

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
169   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Short-term securities (5.6%)(p)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.0%)
Federal Home Loan Disc Nt
   10-26-04               1.57%             $30,000,000           $29,927,016
Federal Natl Mtge Assn Disc Nt
   10-01-04               1.53               22,200,000            22,170,752
Total                                                              52,097,768

Commercial paper (3.6%)
Barton Capital
   10-07-04               1.58                5,000,000             4,991,881
Ciesco
   10-18-04               1.55               15,000,000            14,969,115
Falcon Asset Securitization
   09-07-04               1.53               10,000,000             9,997,025
Jupiter Securitization
   09-24-04               1.54                2,100,000             2,097,844
Kitty Hawk Funding
   10-12-04               1.60               10,000,000             9,981,333
Merrill Lynch & Co
   09-09-04               1.53               10,600,000            10,595,946
Northern Rock
   11-01-04               1.62                2,500,000             2,493,053
Old Line Funding LLC
   09-24-04               1.54                7,159,000             7,151,650
Park Avenue Receivables
   09-28-04               1.56               15,000,000            14,981,800
Receivables Capital
   09-24-04               1.55                3,600,000             3,596,280
Scaldis Capital LLC
   09-29-04               1.55                6,700,000             6,691,634
White Pine Finance LLC
   09-22-04               1.43               10,500,000(m)         10,490,849
Total                                                              98,038,410

Total short-term securities
(Cost: $150,140,508)                                             $150,136,178

Total investments in securities
(Cost: $2,523,005,130)(r)                                      $2,722,844,613

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 6.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $37,028,780 or 1.4% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue:

        FSA -- Financial Security Assurance

(h)     Negligible market value.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(j) At Aug. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $27,231,703.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Aug. 31, 2004.

(l) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2004, is as follows:

                                              Acquisition
        Security                                  dates                   Cost
        Crown Paper
           11.00% Sr Sub Nts 2005               03-03-00            $  580,109
        Flooring America
           9.25% Series B 2007           10-09-97 thru 12-17-02      2,058,360
        Mexico Value Recovery Series C
           Rights                               08-08-02                    --

--------------------------------------------------------------------------------
170   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

                                               Acquisition
        Security                                  dates                   Cost
        Mexico Value Recovery Series D
           Rights                               08-08-02              $     --
        Mexico Value Recovery Series E
           Rights                               08-08-02                    --
        Orius                                   03-22-01               592,000
        Orius Tranche A
           Warrants                             04-22-04                    --
        Orius Tranche B
           Warrants                             04-22-04                    --
        Orius Tranche C
           Warrants                             04-22-04                    --
        Stellex Aerostructures                  12-16-97                    --

(m) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $10,490,849 or 0.4% of net assets.

(n) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

        Type of security                                      Notional amount

        Purchase contract
        U.S. Long Bond, Dec. 2004, 20-year                        $20,500,000

        Sale contracts
        U.S. Treasury Note, Dec. 2004, 5-year                      10,300,000
        U.S. Treasury Note, Sept. 2004, 10-year                    22,700,000
        U.S. Treasury Note, Dec. 2004, 10-year                     54,800,000

(o) Security is partially or fully on loan. See Note 6 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 0.5% of this category (see Note 6 to the financial statements). 5.1% of the short-term securities is the Fund's cash equivalent position.

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments as of Aug. 31, 2004:

                                Principal Settlement   Proceeds
        Security                 amount      date     receivable        Value
        Federal Natl Mtge Assn
            09-01-19 5.00%    $ 4,855,000   9-20-04  $4,913,695    $4,944,516
            09-01-34 5.00      10,000,000   9-15-04   9,866,406     9,918,750
            09-01-34 5.50       4,640,000   9-15-04   4,681,422     4,711,048
            09-01-34 6.50       7,200,000   9-15-04   7,519,500     7,557,754

(r) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $2,540,047,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $227,253,904
        Unrealized depreciation                                   (44,456,911)
                                                                  -----------
        Net unrealized appreciation                              $182,796,993
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
171   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - New Dimensions Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)
Issuer                                            Shares              Value(a)

Aerospace & defense (2.5%)
Lockheed Martin                                 535,000           $28,772,300
Northrop Grumman                                518,800            26,796,020
United Technologies                             177,000            16,622,070
Total                                                              72,190,390

Banks and savings & loans (1.8%)
Bank of America                                 901,000            40,526,980
Fifth Third Bancorp                             261,900            13,045,239
Total                                                              53,572,219

Beverages & tobacco (2.8%)
Altria Group                                    319,600            15,644,420
Coca-Cola                                       498,500            22,287,935
PepsiCo                                         886,200            44,310,000
Total                                                              82,242,355

Cellular telecommunications (0.5%)
Vodafone Group ADR                              683,200(c)         15,645,280

Computer hardware (5.3%)
Apple Computer                                  379,000(b)         13,071,710
Cisco Systems                                 2,597,400(b)         48,727,224
Dell                                          2,268,000(b)         79,017,120
EMC                                           1,445,300(b)         15,565,881
Total                                                             156,381,935

Computer software & services (7.9%)
Electronic Arts                                 597,600(b)         29,748,528
Intl Business Machines                          257,200            21,782,268
Juniper Networks                              1,409,700(b)         32,268,033
Microsoft                                     3,764,300           102,765,390
Symantec                                        943,100(b)         45,231,076
Total                                                             231,795,295

Electronics (4.0%)
Applied Materials                               893,100(b)         14,191,359
Intel                                         2,309,900            49,177,771
Maxim Integrated Products                       488,900            21,232,927
Samsung Electronics                              81,500(c)         31,894,225
Total                                                             116,496,282

Energy (7.5%)
Apache                                        1,070,900            47,858,521
ChevronTexaco                                   389,800            38,005,500
ConocoPhillips                                  482,900            35,942,247
Exxon Mobil                                   2,130,596            98,220,476
Total                                                             220,026,744

Energy equipment & services (2.7%)
Halliburton                                     414,100            12,079,297
Schlumberger                                    705,400            43,593,720
Smith Intl                                      193,700(b)         11,037,026
Transocean                                      427,000(b)         13,108,900
Total                                                              79,818,943

Environmental services (0.7%)
Waste Management                                779,100            21,651,189

Finance companies (3.3%)
Citigroup                                     2,057,633            95,844,545

Financial services (3.4%)
Fannie Mae                                      543,000            40,426,349
Goldman Sachs Group                             255,000(d)         22,860,750
MBNA                                            777,225            18,762,212
SLM                                             451,775            17,628,261
Total                                                              99,677,572

Health care products (16.2%)
Alcon                                            70,600(c)          5,283,704
Amgen                                         1,174,100(b)         69,612,389
Biogen Idec                                     258,000(b)         15,307,140
Boston Scientific                               950,000(b)         33,943,500
Eli Lilly                                       346,900            22,010,805
Genentech                                       313,300(b)         15,282,774
Gilead Sciences                                 325,900(b)         22,529,467
Guidant                                         401,200            23,991,760
Johnson & Johnson                             1,142,250            66,364,725
Medtronic                                       732,000            36,417,000
Pfizer                                        3,585,350           117,133,385
Schering-Plough                               1,606,800            29,661,528
Stryker                                         317,500            14,382,750
Total                                                             471,920,927

Health care services (2.7%)
Cardinal Health                                  59,300             2,680,360
UnitedHealth Group                            1,134,600            75,031,098
Total                                                              77,711,458

Household products (2.2%)
Procter & Gamble                              1,177,600            65,910,272

Industrial transportation (1.2%)
United Parcel Service Cl B                      482,700            35,261,235

Insurance (4.9%)
AFLAC                                           797,200            31,967,720
American Intl Group                           1,356,200            96,615,688
Marsh & McLennan                                365,265            16,323,693
Total                                                             144,907,101

Leisure time & entertainment (0.7%)
Carnival                                        448,100            20,518,499

Lodging & gaming (0.9%)
Intl Game Technology                            963,600            27,799,860

Machinery (2.8%)
Deere & Co                                      478,600            30,281,022
Illinois Tool Works                             556,800            50,830,272
Total                                                              81,111,294

Media (3.7%)
Cendant                                       1,333,600            28,845,768
eBay                                            663,600(b)         57,427,944
Univision
  Communications Cl A                           224,500(b)          7,408,500
Yahoo!                                          548,000(b)         15,623,480
Total                                                             109,305,692

Multi-industry (5.1%)
3M                                              415,200            34,195,872
Danaher                                         147,000             7,558,740
General Electric                              3,256,800(f)        106,790,472
Total                                                             148,545,084

Paper & packaging (1.0%)
Intl Paper                                      743,000            29,734,860

Restaurants (1.5%)
McDonald's                                      848,300            22,921,066
Starbucks                                       474,800(b)         20,530,352
Total                                                              43,451,418

Retail -- general (5.8%)
Best Buy                                        206,200             9,592,424
Home Depot                                      664,650            24,299,604
Staples                                         305,600             8,764,608
Target                                        1,205,500            53,741,190
Wal-Mart Stores                               1,372,000            72,263,240
Total                                                             168,661,066

Telecom equipment & services (2.2%)
QUALCOMM                                      1,694,200            64,464,310

Utilities -- electric (1.7%)
Dominion Resources                              784,100            50,880,249

Utilities -- telephone (0.3%)
Verizon Communications                          228,200             8,956,850

Total common stocks
(Cost: $2,662,683,277)                                         $2,794,482,924

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
172   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund

Short-term securities (4.8%)(e)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (0.6%)
Federal Home Loan Mtge Corp Disc Nts
   09-07-04               1.30%              $1,400,000            $1,399,647
   09-21-04               1.36               15,000,000            14,988,122
Total                                                              16,387,769

Commercial paper (4.2%)
Bear Stearns
   09-13-04               1.50                8,500,000             8,495,396
Beta Finance
   09-01-04               1.35                5,000,000(g)          4,999,813
   09-03-04               1.39               10,400,000(g)         10,398,793
CAFCO LLC
   09-28-04               1.59               10,400,000            10,387,139
Citigroup Global Markets Holdings
   09-08-04               1.52               15,000,000            14,994,933
Danske
   09-17-04               1.44                2,100,000             2,098,569
Jupiter Securitization
   10-01-04               1.60                7,400,000             7,389,804
K2 (USA) LLC
   09-10-04               1.40                1,600,000(g)          1,599,377
Morgan Stanley
   09-09-04               1.52               10,200,000            10,196,124
   09-10-04               1.52               16,800,000            16,792,906
Preferred Receivables Funding
   09-07-04               1.52               15,000,000            14,995,567
   09-24-04               1.55               12,000,000            11,987,600
Scaldis Capital LLC
   09-27-04               1.46                2,200,000(g)          2,197,598
White Pine Finance LLC
   09-22-04               1.43                6,400,000(g)          6,394,422
Total                                                             122,928,041

Total short-term securities
(Cost: $139,321,644)                                             $139,315,810

Total investments in securities
(Cost: $2,802,004,921)(h)                                      $2,933,798,734

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 1.8% of net assets.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.03% of this category (see Note 6 to the financial statements).

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

        Type of security                                             Contracts

        Purchase contracts
        S&P 500 Index, Sept. 2004                                          319

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $25,590,003 or 0.9% of net assets.

(h) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $2,804,468,677 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $ 260,291,638
        Unrealized depreciation                                   (130,961,581)
                                                                  ------------
        Net unrealized appreciation                              $ 129,330,057
                                                                 -------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
173   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Partners Select Value Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (89.1%)
Issuer                                            Shares              Value(a)

Aerospace & defense (1.7%)
Curtiss-Wright Cl B                               1,000               $51,600
Honeywell Intl                                    2,000                71,960
Titan                                             2,000(b)             26,480
Total                                                                 150,040

Automotive & related (4.6%)
Adesa                                             3,000(b)             52,710
AutoNation                                        4,000(b)             65,760
Dana                                              5,000                94,350
GenCorp                                           3,000                36,240
Genuine Parts                                     3,000               113,730
Modine Mfg                                        1,000                29,800
Total                                                                 392,590

Banks and savings & loans (1.6%)
Charter One Financial                             2,000                88,940
First Natl Bankshares of Florida                  2,000                49,760
Total                                                                 138,700

Beverages & tobacco (3.3%)
Allied Domecq ADR                                 1,000(c)             32,420
Brown-Forman Cl A                                 1,500                71,715
Coca-Cola                                         3,000               134,130
Diageo ADR                                          600(c)             29,970
PepsiAmericas                                     1,000                19,840
Total                                                                 288,075

Building materials & construction (0.2%)
Southern Energy Homes                             2,000(b)              8,100
Watts Water Technologies Cl A                       500                12,730
Total                                                                  20,830

Cable (2.9%)
Cablevision Systems
  NY Group Cl A                                   8,300(b)            153,716
Comcast Cl A                                      1,000(b)             28,170
Cox Communications Cl A                           2,000(b)             65,720
Total                                                                 247,606

Cellular telecommunications (1.8%)
AT&T Wireless Services                            8,000(b)            116,960
US Cellular                                       1,000(b)             40,250
Total                                                                 157,210

Chemicals (0.4%)
Ferro                                               500                10,270
Hercules                                          2,000(b)             27,440
Total                                                                  37,710

Electronics (2.7%)
GrafTech Intl                                     5,000(b)             53,300
Paxar                                             1,000(b)             20,240
Texas Instruments                                 3,000                58,620
Thomas & Betts                                    4,000                98,400
Total                                                                 230,560

Energy (2.2%)
ConocoPhillips                                      500                37,215
Exxon Mobil                                         500                23,050
Royal Dutch Petroleum ADR                         2,500(c)            126,725
Total                                                                 186,990

Engineering & construction (0.6%)
Palm Harbor Homes                                 3,000(b)             49,080

Environmental services (1.1%)
Republic Services                                 2,000                55,900
Waste Management                                  1,500                41,685
Total                                                                  97,585

Food (7.2%)
Archer-Daniels-Midland                            5,000                79,850
Cadbury Schweppes ADR                               900(c)             29,385
Campbell Soup                                     1,000                25,960
Corn Products Intl                                1,000                46,150
Del Monte Foods                                   2,000(b)             21,100
Dreyer's Grand
  Ice Cream Holdings                              1,500               119,280
General Mills                                     1,500                70,875
Hershey Foods                                       500                24,140
HJ Heinz                                          1,000                37,910
Sensient Technologies                             6,500               136,500
 Wm Wrigley Jr                                      500                31,015
Total                                                                 622,165

Furniture & appliances (0.4%)
Thomas Inds                                       1,000                30,750

Health care products (4.6%)
Bristol-Myers Squibb                              1,500                35,595
Eli Lilly                                         1,500                95,175
INAMED                                              400(b)             21,256
Ocular Sciences                                   1,000(b)             43,600
Patterson                                         1,000(b)             73,230
Pfizer                                            1,500                49,005
Sybron Dental Specialties                         2,000(b)             55,760
Zimmer Holdings                                     300(b)             21,390
Total                                                                 395,011

Health care services (2.2%)
Chemed                                            2,400               131,256
Henry Schein                                      1,000(b)             62,280
Total                                                                 193,536

Home building (5.4%)
Cavalier Homes                                    5,000(b)             24,250
Champion Enterprises                             11,000(b)            105,930
Fleetwood Enterprises                            13,000(b)            166,010
Skyline                                           4,500               171,900
Total                                                                 468,090

Household products (0.6%)
Church & Dwight                                     500                22,485
Energizer Holdings                                  800(b)             33,072
Total                                                                  55,557

Industrial services (0.6%)
UNOVA                                             3,500(b)             51,030

Industrial transportation (0.6%)
GATX                                              2,000                53,940

Leisure time & entertainment (2.8%)
Coachmen Inds                                     2,500                38,950
Gemstar-TV Guide Intl                            12,000(b)             63,360
Metro-Goldwyn-Mayer                               2,000(b)             22,800
Viacom Cl A                                       3,500               118,510
Total                                                                 243,620

Lodging & gaming (3.2%)
Aztar                                             3,500(b)             87,010
Gaylord Entertainment                             1,000(b)             29,040
Hilton Hotels                                     2,000                35,700
MGM Mirage                                        1,500(b)             62,010
Prime Hospitality                                 5,000(b)             60,100
Total                                                                 273,860

Machinery (3.4%)
AGCO                                              1,000(b)             19,990
CNH Global                                        3,000(c)             52,110
Deere & Co                                        3,500               221,445
Total                                                                 293,545

Media (19.5%)
DIRECTV Group                                     1,500(b)             23,805
EW Scripps Cl A                                     300                30,693
Fisher Communications                             2,000(b)             96,400
Fox Entertainment Group Cl A                      3,000(b)             81,420
Gray Television                                   2,000                27,480
Grupo Televisa ADR                                  500(c)             24,065
Knight-Ridder                                     1,200                77,316
Liberty Media Cl A                                8,000(b)             71,280
Liberty Media Intl CI A                           3,200(b)            108,160
Lin TV                                            1,000(b)             20,180
Media General Cl A                                1,600                93,104
New York Times Cl A                               1,200                48,744
News Corp ADR                                     3,000(c)             89,250
Pulitzer                                          4,400               214,280
Reader's Digest Assn                              2,000                28,440
Sinclair Broadcast Group Cl A                     7,000                56,000
Time Warner                                      10,000(b)            163,500
Tribune                                           5,000               208,750
Walt Disney                                       7,000               157,150
Young Broadcasting Cl A                           4,000(b)             45,400
Total                                                               1,665,417

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
174   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Select Value Fund

Issuer                                            Shares              Value(a)

Multi-industry (4.2%)
Cooper Inds Cl A                                  3,000              $165,660
ITT Inds                                          1,200                94,920
Sony ADR                                          1,000(c)             34,670
Vivendi Universal ADR                             2,500(b,c)           62,175
Total                                                                 357,425

Paper & packaging (0.5%)
Greif Cl A                                        1,000                39,000

Real estate investment trust (1.2%)
Rouse                                             1,500                99,675

Retail -- general (0.9%)
CSK Auto                                          2,000(b)             23,480
Neiman Marcus Group Cl A                          1,000                53,200
Total                                                                  76,680

Retail -- grocery (0.9%)
Albertson's                                       2,000                49,160
Safeway                                           1,300(b)             26,260
Total                                                                  75,420

Utilities -- electric (3.9%)
Allegheny Energy                                  2,500(b)             36,725
Allete                                            2,000                54,120
Aquila                                           18,000(b)             53,100
Duquesne Light Holdings                           1,500                28,185
El Paso Electric                                  1,000(b)             15,340
Energy East                                       1,000                24,370
FPL Group                                           500                34,600
Northeast Utilities                               1,000                19,170
NSTAR                                             1,000                48,800
Unisource Energy                                  1,000                24,630
Total                                                                 339,040

Utilities -- telephone (3.9%)
CenturyTel                                        1,000                32,190
Citizens Communications                           5,000                63,150
Qwest Communications Intl                         7,500(b)             21,675
Sprint (FON Group)                                7,000               137,760
Telephone & Data Systems                          1,000                77,100
Total                                                                 331,875

Total common stocks
(Cost: $7,754,259)                                                 $7,662,612

Total investments in securities
(Cost: $7,754,259)(d)                                              $7,662,612

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 5.6% of net assets.

(d) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $7,754,799 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                     $ 223,960
        Unrealized depreciation                                      (316,147)
                                                                     --------
        Net unrealized depreciation                                 $ (92,187)
                                                                    ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
175   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Partners Small Cap Value Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (88.1%)
Issuer                                            Shares              Value(a)

Aerospace & defense (0.9%)
Curtiss-Wright                                   14,700              $803,355
DRS Technologies                                  6,300(b)            229,194
Ducommun                                         14,283(b)            309,513
EDO                                               8,717               228,298
MTC Technologies                                 18,504(b)            461,490
REMEC                                            13,900(b)             72,141
Total                                                               2,103,991

Airlines (1.3%)
Air France ADR                                   56,650(b,c)          863,913
AirTran Holdings                                 23,770(b)            288,806
Alaska Air Group                                 39,000(b)            918,059
America West Holdings Cl B                       62,000(b)            409,200
Continental Airlines Cl B                        28,900(b)            278,885
ExpressJet Holdings                               2,600(b)             27,950
SkyWest                                          18,300               263,337
Total                                                               3,050,150

Automotive & related (2.0%)
American Axle &
  Mfg Holdings                                   11,293               382,720
Lear                                             13,200               711,216
Lithia Motors Cl A                                9,400               199,750
Myers Inds                                        7,590                86,374
Strattec Security                                 9,900(b)            615,681
Tenneco Automotive                               13,136(b)            176,548
Visteon                                         121,800             1,136,394
Wescast Inds Cl A                                16,500(c)            457,875
Winnebago Inds                                   23,700               744,180
Total                                                               4,510,738

Banks and savings & loans (5.4%)
Alabama Natl Bancorp                              6,696               400,153
Alliance Bankshares                               4,893(b)             71,340
Bancorp Bank                                     14,733(b)            294,660
Bank of Hawaii                                   18,100               859,387
BankUnited Financial Cl A                        16,293(b)            460,766
Berkshire Hills Bancorp                           5,442               203,259
Brookline Bancorp                                18,570               281,150
Capital Corp of the West                          1,174                46,256
Cardinal Financial                               11,245(b)             98,169
Central Pacific Financial                         3,700               103,415
Citizens Banking                                 26,383               843,991
City Holding                                      4,700               147,251
Columbia Banking System                           3,885                87,762
Commercial Federal                                9,300               253,611
Community Trust Bancorp                           1,100                33,176
Corus Bankshares                                  5,200               222,924
Cullen/Frost Bankers                             12,900               580,371
Fidelity Bankshares                               9,880               356,767
First Community Bancorp                           8,801               358,289
First Financial                                   1,200                37,200
First Financial Holdings                          2,700                81,810
First Midwest Bancorp                             4,200               144,606
First Niagara Financial Group                    37,391               470,753
First Oak Brook Bancshares                        3,599               106,171
First Republic Bank                               5,800               259,782
FirstFed Financial                                2,200(b)            100,320
Flagstar Bancorp                                  4,200                90,678
Frontier Financial                                1,500                52,050
Greater Bay Bancorp                               9,100               259,077
Hanmi Financial                                   4,800               153,984
Harbor Florida Bancshares                         4,400               137,632
Hudson River Bancorp                              2,500                44,525
IBERIABANK                                        5,877               330,111
Independent Bank                                  3,800                97,964
IndyMac Bancorp                                  12,004               414,138
Interchange Financial Services                    1,825                44,348
Main Street Banks                                 8,710               243,009
Mid-State Bancshares                              4,200               102,480
Millennium Bankshares                            13,982(b)            107,661
Net.Bank                                         21,631               230,154
New Century Financial                             4,700               252,108
Pacific Continental                                 135                 2,268
PFF Bancorp                                      21,781               803,718
Placer Sierra Bancshares                          7,405(b)            144,768
Prosperity Bancshares                             4,240               109,901
Provident Bankshares                              8,600               272,362
Republic Bancorp                                 39,299               578,088
Santander BanCorp                                 2,090(c)             50,850
Southcoast Financial                              5,052(b)            116,701
Sterling Bancorp                                  6,897               193,944
Sun Bancorp                                       2,482                53,611
Texas United Bancshares                           5,133                88,796
Trustmark                                         9,500               284,810
United Community Banks                            8,210               193,756
West Coast Bancorp                                2,477                50,878
Western Sierra Bancorp                              358(b)             11,137
WSFS Financial                                    1,045                52,302
Total                                                              12,471,148

Beverages & tobacco (0.1%)
Boston Beer Cl A                                  7,700(b)            167,552
NuCo2                                             2,829(b)             50,441
Total                                                                 217,993

Broker dealers (0.2%)
Affiliated Managers Group                         6,703(b)            328,782
E*TRADE Financial                                17,200(b)            202,616
Total                                                                 531,398

Building materials & construction (2.0%)
Drew Inds                                        10,900(b)            374,960
ElkCorp                                           6,797               169,993
Florida Rock Inds                                23,550             1,071,525
Insituform Technologies Cl A                     44,800(b)            796,992
Simpson Mfg                                      19,300             1,090,450
Standard Pacific                                  5,303               267,642
Texas Inds                                        2,989               130,918
Tredegar                                          9,400               162,808
Universal Forest Products                        10,875               325,054
USG                                               8,100(b)            142,398
Total                                                               4,532,740

Cable (0.1%)
Insight Communications                            6,900(b)             60,996
LodgeNet Entertainment                            9,700(b)            141,232
Total                                                                 202,228

Cellular telecommunications (0.1%)
Price Communications                             14,000(b)            210,280

Chemicals (1.5%)
A Schulman                                        8,200               164,492
Agrium                                           40,257(c)            625,996
Albemarle                                        19,221               639,290
Compass Minerals Intl                             4,800               103,056
FMC                                               1,000(b)             46,230
Fuller (HB)                                       4,201               110,612
Minerals Technologies                             5,981               335,953
NL Inds                                           3,600                52,056
OM Group                                          7,300(b)            248,565
Penford                                           3,018                51,427
PolyOne                                         136,200(b)            967,021
Total                                                               3,344,698

Computer hardware (0.7%)
Adaptec                                          31,300(b)            218,474
Agilysys                                          7,800               121,524
Black Box                                        12,300               445,752
Hutchinson Technology                            24,315(b)            591,341
Varian                                            3,335(b)            131,132
Total                                                               1,508,223

Computer software & services (4.9%)
Autobytel                                        20,064(b)            141,251
Brooktrout                                       29,100(b)            248,514
Citadel Security Software                        18,371(b)             38,212
EarthLink                                        22,800(b)            228,228
eFunds                                           60,300(b)            895,455
Intergraph                                        8,900(b)            230,866
InterVideo                                       41,200(b)            498,520
iPass                                            11,300(b)             70,625
Keynote Systems                                   6,000(b)             80,760
Lionbridge Technologies                          88,809(b)            707,808
MAXIMUS                                          21,200(b)            616,708
Mentor Graphics                                  92,000(b)          1,006,479
NDCHealth                                         8,062               110,691
Neoware Systems                                  52,100(b)            414,195
NetIQ                                            19,585(b)            188,408
OPNET Technologies                               25,688(b)            233,504
PEC Solutions                                     7,100(b)             74,763
Perot Systems Cl A                               77,200(b)          1,027,531
Pervasive Software                               45,800(b)            274,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
176   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                            Shares              Value(a)

Computer software & services (cont.)
PLATO Learning                                   19,000(b)           $155,800
PRG-Schultz Intl                                 47,334(b)            268,384
Progress Software                                 7,900(b)            159,106
Reynolds & Reynolds Cl A                         31,600               776,412
Rimage                                           27,100(b)            357,720
SM&A                                             34,400(b)            226,696
SPSS                                             11,600(b)            160,080
Sybase                                           44,700(b)            595,851
Take-Two Interactive Software                    11,751(b)            384,845
THQ                                               1,300(b)             24,687
Transaction Systems
  Architects Cl A                                34,400(b)            586,176
Tumbleweed Communications                        21,696(b)             45,562
Tyler Technologies                               14,500(b)            131,950
Ulticom                                           6,000(b)             57,360
VitalWorks                                       41,400(b)            157,734
Total                                                              11,175,681

Electronics (3.0%)
Artisan Components                                3,158(b)             87,003
Audiovox Cl A                                    40,000(b)            650,001
Benchmark Electronics                             6,300(b)            181,188
Candela                                           6,292(b)             62,794
CEVA                                             13,000(b)             92,950
CTS                                               2,300                26,220
Entegris                                         42,500(b)            338,300
ESS Technology                                   58,900(b)            401,698
Fairchild Semiconductor Intl                     16,200(b)            199,746
Franklin Electric                                 5,972               234,401
GrafTech Intl                                    48,777(b)            519,963
KEMET                                            47,100(b)            408,357
LoJack                                            2,528(b)             26,443
LSI Indus                                         3,600                34,380
Methode Electronics                               8,258               108,840
Molecular Devices                                 7,900(b)            181,700
Nu Horizons Electronics                          51,900(b)            329,565
OmniVision Technologies                          10,100(b)            105,343
Park Electrochemical                              8,800               194,920
Photronics                                        9,500(b)            136,325
Power Integrations                                6,243(b)            125,359
ScanSource                                        4,857(b)            291,614
SYNNEX                                            6,900(b)            109,641
Tessera Technologies                             14,368(b)            280,032
Thomas & Betts                                    9,100               223,860
TriQuint Semiconductor                           55,500(b)            210,900
TTM Technologies                                 10,500(b)             99,015
Universal Electronics                            22,800(b)            368,676
Viisage Technology                               35,069(b)            227,598
Vishay Intertechnology                           44,500(b)            567,375
Total                                                               6,824,207

Energy (3.7%)
Chesapeake Energy                                53,000               748,890
Encore Acquisition                               33,900(b)            945,810
Forest Oil                                        3,000(b)             78,150
Frontier Oil                                     16,679               340,585
Houston Exploration                              20,800(b)          1,068,080
Magum Hunter Resources                           20,800(b)            211,952
Murphy Oil                                       11,400               860,814
Parallel Petroleum                                9,735(b)             48,286
Patina Oil & Gas                                 17,309               463,362
Petroleum Development                             2,396(b)             74,348
Remington Oil & Gas                              31,800(b)            787,368
South Jersey Inds                                 3,060               138,312
St. Mary Land & Exploration                      23,300               812,937
Swift Energy                                     10,600(b)            215,710
Tesoro Petroleum                                  9,300(b)            220,224
TETRA Technologies                               26,750(b)            723,588
USEC                                             67,000               570,840
Whiting Petroleum                                 8,027(b)            189,517
Total                                                               8,498,773

Energy equipment & services (3.2%)
Cimarex Energy                                   30,226(b)            904,664
Energy Partners                                  15,300(b)            233,937
Ensign Resource
  Service Group                                  52,900(c)            830,152
Gulf Island Fabrication                           5,800               115,768
Harvest Natl Resources                           17,200(b)            228,416
Hydril                                            3,063(b)            109,502
Offshore Logistics                                3,300(b)             98,340
Oil States Intl                                  37,700(b)            606,970
Patterson-UTI Energy                             13,600               235,552
Range Resources                                  70,041             1,050,615
RPC                                              29,200               442,380
SEACOR Holdings                                  23,700(b)          1,023,129
Trican Well Service                               3,300(b,c)          105,584
Unit                                             37,900(b)          1,190,060
W-H Energy Services                               2,651(b)             50,157
Willbros Group                                    7,031(b,c)           98,434
Total                                                               7,323,660

Engineering & construction (0.7%)
Avatar Holdings                                     800(b)             34,632
Dycom Inds                                       18,400(b)            473,248
Infrasource Services                             10,929(b)             97,377
Keith Companies                                  32,400(b)            473,364
Lennox Intl                                      11,207               182,226
Modtech Holdings                                 24,200(b)            176,902
Washington Group Intl                             6,000(b)            211,080
Total                                                               1,648,829

Environmental services (0.1%)
TRC Companies                                     5,901(b)            102,972
Waste Connections                                 8,018(b)            235,329
Total                                                                 338,301

Finance companies (0.5%)
Accredited Home
  Lenders Holding                                19,516(b)            776,151
Financial Federal                                11,688(b)            388,743
First Financial Bancorp                           3,600                64,800
Total                                                               1,229,694

Financial services (0.7%)
Advanta Cl B                                      3,100                72,850
Charter Municipal
  Mtge Acceptance                                 7,400               156,436
Cohen & Steers                                    7,400(b)            110,260
CompuCredit                                      10,200(b)            191,862
Delphi Financial Group Cl A                       5,600               220,192
Irwin Financial                                  14,063               361,841
Jones Lang LaSalle                                6,400(b)            208,960
Knight Trading Group Cl A                        31,380(b)            284,303
Resource America Cl A                             3,200                70,400
Total                                                               1,677,104

Food (1.1%)
American Italian Pasta Cl A                      30,560               826,648
Chiquita Brands Intl                             11,200(b)            211,008
CoolBrands Intl                                  21,700(b,c)          167,788
CoolBrands Intl - Sub Vtg                        11,800(b,c)           90,907
Flowers Foods                                     4,700               118,769
Hain Celestial Group                              7,772(b)            136,399
Nash Finch                                        1,800                53,154
Sensient Technologies                            43,044               903,923
Total                                                               2,508,596

Furniture & appliances (1.6%)
Aaron Rents                                      24,242               497,931
American Woodmark                                 9,594               664,097
Ethan Allen Interiors                             8,600               307,364
Hooker Furniture                                 13,800               365,976
Natuzzi ADR                                      64,000(c)            597,760
Select Comfort                                   11,640(b)            184,843
Stanley Furniture                                14,600               589,548
Thomas Inds                                      16,300               501,225
Total                                                               3,708,744

Health care products (3.6%)
Abaxis                                            3,861(b)             58,108
Antigenics                                       45,800(b)            288,998
Atrion                                              500                23,000
Bruker BioSciences                               22,300(b)             79,611
Cell Therapeutics                                14,133(b)             80,134
CNS                                              40,100               407,015
Conceptus                                        10,132(b)             93,518
D & K Healthcare Resources                        2,103                22,397
Endo Pharmaceuticals
  Holdings                                       35,100(b)            595,296
Enzon Pharmaceuticals                            18,700(b)            260,304
Haemonetics                                      34,800(b)          1,100,377
Hi-Tech Pharmacal                                11,000(b)            155,100
Kos Pharmaceuticals                               5,293(b)            193,353
Lexicon Genetics                                 44,300(b)            268,015

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
177   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                            Shares              Value(a)

Health care products (cont.)
Myriad Genetics                                  36,800(b)           $597,264
Nabi Biopharmaceuticals                           4,671(b)             54,557
Neose Technologies                                4,760(b)             34,367
Nutraceutical Intl                               39,100(b)            550,137
Perrigo                                          47,500               932,900
PSS World Medical                                19,795(b)            213,588
Renovis                                           6,521(b)             52,820
Sola Intl                                        43,000(b)            829,900
Theragenics                                     100,400(b)            376,500
ThermoGenesis                                    28,025(b)            109,858
Thoratec                                          3,400(b)             33,388
United Therapeutics                               7,186(b)            213,496
Utah Medical Products                             7,100               131,492
Viasys Healthcare                                24,300(b)            353,565
Vital Signs                                       7,800               236,496
Total                                                               8,345,554

Health care services (3.7%)
Albany Molecular Research                        15,200(b)            158,688
Allscripts Healthcare
  Solutions                                      26,200(b)            170,300
American Medical
  Security Group                                 13,700(b)            308,798
Applera - Celera
  Genomics Group                                 41,600(b)            448,032
Centene                                          22,050(b)            871,857
Covance                                          15,000(b)            561,750
Cross Country Healthcare                         41,400(b)            613,962
First Health Group                                3,200(b)             48,800
Genesis HealthCare                               44,500(b)          1,383,504
Gentiva Health Services                          13,500(b)            208,980
Healthcare Services Group                        33,250               591,850
Horizon Health                                   29,000(b)            609,870
Inveresk Research Group                           8,406(b)            298,497
Lifeline Systems                                  2,467(b)             55,039
Molina Healthcare                                13,100(b)            434,920
Option Care                                       1,000                15,730
Owens & Minor                                     5,300               129,850
PAREXEL Intl                                      6,870(b)            132,248
Pediatric Services of America                    13,800(b)            100,326
Province Healthcare                              12,600(b)            246,204
Psychiatric Solutions                             2,888(b)             63,276
Radiologix                                       50,212(b)            195,827
Symbion                                           5,089(b)             82,289
US Physical Therapy                              44,000(b)            559,240
United Surgical Partners Intl                     6,401(b)            231,140
Total                                                               8,520,977

Home building (0.5%)
Beazer Homes USA                                  5,576               544,496
Monaco Coach                                     11,385               244,664
Skyline                                           1,400                53,480
WCI Communities                                   9,290(b)            222,774
Total                                                               1,065,414

Household products (1.6%)
CSS Indus                                         1,800                54,396
Elizabeth Arden                                  20,874(b)            429,796
Helen of Troy                                     5,990(b,c)          161,730
JAKKS Pacific                                    13,912(b)            272,397
Jarden                                           11,099(b)            336,189
Nature's Sunshine Products                        2,000                29,580
Nu Skin Enterprises Cl A                         51,000             1,316,819
Oneida                                           20,550(b)             30,620
Rayovac                                           3,300(b)             75,867
Tupperware                                       13,300               227,031
Yankee Candle                                    23,100(b)            626,241
Total                                                               3,560,666

Industrial services (0.1%)
Watsco                                            9,000               261,720

Industrial transportation (2.7%)
Arkansas Best                                     6,300               217,035
ArvinMeritor                                     11,159               213,137
Covenant Transport Cl A                          23,300(b)            454,350
GATX                                              9,200               248,124
Heartland Express                                11,047               193,764
JB Hunt Transport Services                       15,200               515,280
Kirby                                            28,500(b)          1,012,890
Landstar System                                   3,776(b)            198,164
OMI                                              38,155               485,332
Overseas Shipbuilding Group                       4,600               197,800
SCS Transportation                               13,544(b)            251,377
Sea Containers Cl A                              61,000(c)            963,800
Swift Transportation                             10,400(b)            189,072
Wabash Natl                                      34,909(b)            926,136
Total                                                               6,066,261

Insurance (6.4%)
Alleghany                                           714(b)            185,647
American Natl Insurance                          11,000             1,045,000
American Physicians Capital                       1,200(b)             32,976
AMERIGROUP                                       11,200(b)            575,008
AmerUs Group                                     12,500               498,250
Arch Capital Group                                3,100(b,c)          113,460
Argonaut Group                                   18,300(b)            335,622
Aspen Insurance Holdings                         21,100(c)            497,960
Assured Guaranty                                 97,000(c)          1,554,909
CNA Surety                                       49,300(b)            512,720
Commerce Group                                    5,100               244,545
Donegal Group Cl A                                4,394                86,122
Erie Indemnity Cl A                               7,700               382,998
FBL Financial Group Cl A                         37,000               956,450
Hooper Holmes                                    76,700               314,470
Hub Intl                                         10,547(c)            184,678
Infinity Property & Casualty                      8,800               241,296
Navigators Group                                  5,496(b)            160,703
NYMAGIC                                           4,598               106,306
Ohio Casualty                                    14,400(b)            290,160
Phoenix Companies                                91,483               963,316
ProAssurance                                     31,456(b)          1,061,955
ProCentury                                       20,046               200,861
PXRE Group                                       26,794(c)            622,693
Reinsurance Group
  of America                                      8,700               346,695
RLI                                              18,924               699,999
Scottish Re Group                                31,600(c)            671,184
StanCorp Financial Group                          5,249               380,553
UICI                                             10,900               303,129
United Fire & Casualty                            7,400               448,440
Universal American Financial                     54,700(b)            624,127
Total                                                              14,642,232

Investment companies (1.2%)
Apollo Investment                                14,737(b)            206,760
iShares Russell 2000 Value
  Index Fund                                     16,000             2,653,600
Total                                                               2,860,360

Leisure time & entertainment (2.7%)
Acclaim Entertainment                            81,810(b)              3,681
Arctic Cat                                       25,100               655,612
Argosy Gaming                                     9,442(b)            315,646
Brunswick                                        24,300               955,233
Callaway Golf                                    49,000               592,410
Carmike Cinemas                                   2,400                81,600
Coachmen Inds                                     1,800                28,044
Handleman                                         7,700               162,470
Head ADR                                        139,000(b,c)          368,350
K2                                               13,889(b)            183,890
Multimedia Games                                 33,000(b)            476,520
Radica Games                                     30,100(c)            263,074
RC2                                              35,755(b)          1,130,216
Steiner Leisure                                  10,100(b,c)          215,837
Thor Inds                                        15,400               394,548
Topps                                            26,700               250,179
Total                                                               6,077,310

Lodging & gaming (2.0%)
Ameristar Casinos                                 4,500               122,535
Dover Downs Gaming
  & Entertainment                                55,400               571,174
Kerzner Intl                                     23,100(b,c)        1,030,953
La Quinta                                        26,700(b)            209,328
Lodgian                                         140,000             1,458,800
Prime Hospitality                               102,700(b)          1,234,454
Total                                                               4,627,244

Machinery (3.7%)
Alamo Group                                       2,600                44,174
Blyth                                            19,400               582,194
Flowserve                                        42,000(b)            963,480
Gardner Denver                                    9,000(b)            249,570
Harsco                                           26,579             1,192,866
IDEX                                             29,600               909,312
Joy Global                                        7,900               239,449
Kaydon                                           29,800               848,108
Key Technology                                   22,100(b)            243,100

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
178   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                            Shares              Value(a)

Machinery (cont.)
Lincoln Electric Holdings                        25,800              $775,548
Lindsay Mfg                                       2,543                63,473
Lydall                                           34,065(b)            357,342
Regal Beloit                                      6,400               141,184
Semitool                                         55,600(b)            424,784
Tennant                                           1,000                40,250
Terex                                            38,975(b)          1,408,166
Total                                                               8,483,000

Media (1.0%)
ADVO                                              8,300               245,514
American Greetings Cl A                          11,900(b)            286,433
Courier                                           5,500               221,540
Entravision
  Communications Cl A                            20,700(b)            167,670
Gray Television                                   8,900               122,286
John H Harland                                    7,800               229,242
Journal Register                                 11,226(b)            213,968
Regent Communications                            38,915(b)            224,150
Saga Communications Cl A                          4,876(b)             87,524
Valassis Communications                          13,300(b)            375,858
Total                                                               2,174,185

Metals (2.4%)
Apex Silver Mines                                16,100(b,c)          318,780
Century Aluminum                                 24,200(b)            599,676
Commercial Metals                                18,079               632,403
Eldorado Gold                                    96,700(b,c)          260,123
Gibraltar Steel                                  26,000               832,780
Goldcorp                                         34,300(c)            441,098
IPSCO                                             6,000(c)            147,600
Maverick Tube                                    19,148(b)            567,164
Mueller Inds                                     11,482               451,128
NS Group                                         10,400               156,000
Reliance Steel & Aluminum                         6,000               227,640
RTI Intl Metals                                  29,900(b)            445,211
Schnitzer Steel Inds Cl A                         2,521                70,840
Steel Dynamics                                    7,900               247,744
Steel Technologies                                4,900                98,441
Total                                                               5,496,628

Miscellaneous (--%)
California Water Service Group                    2,000                56,900

Multi-industry (2.0%)
Actuant Cl A                                     10,991(b)            415,899
AMN Healthcare Services                          23,427(b)            270,816
Anixter Intl                                      7,100               250,417
Baldor Electric                                   4,213                93,529
Brady Cl A                                       22,000               968,660
FTI Consulting                                   38,700(b)            691,956
ITT Educational Services                          6,736(b)            232,864
Lancaster Colony                                  7,000               288,960
Medical Staffing
  Network Holdings                               27,927(b)            184,039
On Assignment                                     8,000(b)             37,120
SOURCECORP                                       11,700(b)            259,155
Woodward Governor                                13,500               793,800
Total                                                               4,487,215

Paper & packaging (1.1%)
Caraustar Inds                                   61,600(b)            977,592
Chesapeake                                       41,100               936,669
Louisiana-Pacific                                10,100               249,066
Potlatch                                          6,500               278,850
Silgan Holdings                                   2,900               129,775
Wausau-Mosinee Paper                              3,557                55,703
Total                                                               2,627,655

Precious metals (1.4%)
Agnico-Eagle Mines                               20,100(c)            273,561
Glamis Gold                                      42,200(b,c)          702,208
Golden Star Resources                            95,700(b)            442,134
Hecla Mining                                    116,300(b)            695,474
Meridian Gold                                    58,700(b,c)          770,144
Minefinders                                      41,700(b,c)          280,224
Total                                                               3,163,745

Real estate (1.0%)
MI Developments Cl A                             68,000(c)          1,577,601
Wellsford Real Properties                        50,300(b)            744,440
Total                                                               2,322,041

Real estate investment trust (3.6%)
Acadia Realty Trust                              10,828               158,630
Affordable Residential
  Communities                                     5,945                92,148
Agree Realty                                      5,722               156,726
Amli Residential
  Properties Trust                                7,400               230,140
Bedford Property Investors                        1,100                33,990
BioMed Realty Trust                               7,209(b)            127,960
Brandywine Realty Trust                           6,854               202,878
Capital Automotive                               11,605               358,246
Capital Trust Cl A                                1,100                29,645
Catellus Development                              6,734               183,636
Commercial Net Lease Realty                      18,204               324,941
Correctional Properties Trust                    13,994               374,340
CRT Properties                                    7,500               167,400
Entertainment Properties Trust                   11,887               443,979
Equity One                                       11,100               220,002
FelCor Lodging Trust                             22,200(b)            259,962
Gables Residential Trust                          3,372               112,153
Getty Realty                                      2,300                57,753
Impac Mtge Holdings                               7,700               198,737
Innkeepers USA Trust                             13,000               150,020
Investors Real Estate Trust                       4,200                42,210
LaSalle Hotel Properties                         10,230               288,895
Lexington Corporate
  Properties Trust                               15,508               328,149
LTC Properties                                    8,700               155,904
MFA Mtge Investments                             27,836               259,153
Mission West Properties                           7,423                74,824
Natl Health Investors                             5,900               170,156
OMEGA Healthcare Investors                       16,400               167,280
Parkway Properties                               11,526               544,604
Post Properties                                   3,893               118,347
Prentiss Properties Trust                        11,082               406,820
PS Business Parks                                 2,700               107,325
RAIT Investment Trust                            17,937               482,505
Redwood Trust                                     2,700               159,462
Senior Housing
  Properties Trust                               13,200               231,000
Summit Properties                                22,745               617,754
U.S. Restaurant Properties                        9,600               159,552
Urstadt Biddle Cl A                               2,900                43,848
Total                                                               8,241,074

Restaurants (1.3%)
Bob Evans Farms                                  14,400               360,576
Buca                                             31,107(b)            147,758
California Pizza Kitchen                         16,984(b)            324,225
CBRL Group                                       13,600               433,568
CEC Entertainment                                15,550(b)            523,569
Jack in the Box                                   8,500(b)            240,040
Landry's Restaurants                              5,300               140,291
Ryan's Restaurant Group                          47,200(b)            648,527
Total Entertainment Restaurant                   17,101(b)            169,471
Total                                                               2,988,025

Retail -- drugstores (0.1%)
Longs Drug Stores                                 5,200               126,256

Retail -- general (6.3%)
Advance Auto Parts                               18,300(b)            678,198
AnnTaylor Stores                                  3,650(b)             88,221
Big Lots                                         44,300(b)            540,017
BJ's Wholesale Club                               8,100(b)            205,092
Brookstone                                       63,786(b)          1,004,630
Buckle                                           27,400               711,030
Cato Cl A                                        24,900               526,635
Cost Plus                                        10,900(b)            373,434
Deb Shops                                        14,900               340,480
Department 56                                    27,800(b)            431,734
Dillard's Cl A                                   76,000             1,444,000
Dollar General                                   30,000               591,000
Dress Barn                                       28,200(b)            467,274
Electronics Boutique Holdings                    19,000(b)            580,070
Finish Line Cl A                                  2,300                66,723
Fossil                                           33,147(b)            951,650
Gymboree                                         39,662(b)            575,496
Hughes Supply                                    11,627               704,480
Jo-Ann Stores                                     2,500(b)             66,500
Kirkland's                                       12,500(b)             96,250
Linens `N Things                                 31,051(b)            778,759
MarineMax                                         2,882(b)             56,487
Men's Wearhouse                                  40,800(b)          1,142,400
Pier 1 Imports                                   30,600               530,910
School Specialty                                  6,532(b)            231,559
Sharper Image                                     4,718(b)             84,688
Sonic Automotive                                  4,900               101,920
Stage Stores                                      4,600(b)            146,924
Too                                               4,940(b)             77,311
United Auto Group                                 6,200               150,226
Weis Markets                                     15,000               502,800
Zale                                              6,294(b)            161,252
Total                                                              14,408,150

Retail -- grocery (--%)
Pathmark Stores                                  13,700(b)             96,996

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
179   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                            Shares              Value(a)

Telecom equipment & services (1.2%)
C-COR                                             9,500(b)            $74,670
Catapult Communications                          13,600(b)            325,040
CommScope                                         7,500(b)            149,025
Digi Intl                                         8,600(b)             96,750
Ditech Communications                            22,386(b)            481,747
EFJ                                              15,810(b)             92,014
Orbital Sciences                                 14,600(b)            155,782
Sycamore Networks                                37,300(b)            142,113
West                                             49,832(b)          1,284,669
Total                                                               2,801,810

Textiles & apparel (1.6%)
Charlotte Russe Holdings                          9,738(b)            139,156
Cutter & Buck                                    21,500               234,780
Genesco                                           6,000(b)            135,180
K-Swiss Cl A                                     35,447               691,570
Kellwood                                          9,640               351,860
Madden (Steven)                                  31,600(b)            576,700
Oakley                                           26,800               307,396
Oshkosh B'Gosh Cl A                               3,207                65,327
Polo Ralph Lauren                                18,000               657,540
Stride Rite                                      40,600               401,128
Tropical Sportswear Intl                         25,677(b)             31,583
Wolverine World Wide                              2,700                65,124
Total                                                               3,657,344

Utilities -- electric (1.8%)
Avista                                           12,009               214,721
Central Vermont
  Public Service                                  3,807                80,137
CH Energy Group                                   4,000               182,440
CMS Energy                                       19,700(b)            189,120
El Paso Electric                                 30,644(b)            470,079
Empire District Electric                            945                19,287
MGE Energy                                          370                11,833
PNM Resources                                    15,344               327,901
Reliant Energy                                  151,000(b)          1,503,961
Sierra Pacific Resources                        100,000(b)            860,000
Westar Energy                                     9,032               189,672
Total                                                               4,049,151

Utilities -- natural gas (1.2%)
AGL Resources                                     5,563               169,616
Atmos Energy                                     14,420               364,682
Energen                                           3,550               168,412
Northwest Natural Gas                            16,977               523,401
Piedmont Natural Gas                              8,433               365,992
Southern Union                                   12,496(b)            233,549
Southwest Gas                                     8,100               191,160
Syntel                                           19,900               303,873
WGL Holdings                                     11,669               334,317
Total                                                               2,655,002

Utilities -- telephone (0.1%)
Cincinnati Bell                                  48,116(b)            173,699
CT Communications                                 4,100                56,457
Total                                                                 230,156

Total common stocks
(Cost: $187,681,774)                                             $201,710,247

Preferred stock & other (0.1%)
Issuer                                            Shares              Value(a)

Air France ADR
  Warrants                                       51,500(b,c)          $53,045
United Fire & Casualty Insurance
  6.38% Cv Series A                               4,500               170,190

Total preferred stock & other
(Cost: $113,500)                                                     $223,235

Short-term securities (10.9%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Citigroup Global Markets Holdings
   09-01-04               1.58%              $9,600,000            $9,599,579
Household Finance
   09-01-04               1.58               10,300,000            10,299,548
Old Line Funding
   10-06-04               1.58                5,000,000             4,992,100

Total short-term securities
(Cost: $24,892,319)                                               $24,891,227

Total investments in securities
(Cost: $212,687,593)(d)                                          $226,824,709

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 6.7% of net assets.

(d) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $213,347,994 and the aggregate gross unrealized appreciation and depreciation based on that cost was: Unrealized appreciation $21,691,329 Unrealized depreciation (8,214,614) Net unrealized appreciation $13,476,715

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
180   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - S&P 500 Index Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.7%)
Issuer                                            Shares              Value(a)

Aerospace & defense (2.1%)
Boeing                                           22,596(d)         $1,179,963
General Dynamics                                  5,336               521,007
Goodrich                                          3,148                99,980
Honeywell Intl                                   23,017(d)            828,152
Lockheed Martin                                  12,024               646,651
Northrop Grumman                                  9,630               497,390
Raytheon                                         11,993               416,517
Rockwell Automation                               4,984               194,376
Rockwell Collins                                  4,752               163,421
United Technologies                              13,776             1,293,704
Total                                                               5,841,161

Airlines (0.1%)
Delta Air Lines                                   3,334(b)             13,469
Southwest Airlines                               21,174               313,799
Total                                                                 327,268

Automotive & related (1.0%)
AutoNation                                        7,160(b)            117,710
Cooper Tire & Rubber                              1,984                44,918
Cummins                                           1,153                77,585
Dana                                              3,989                75,272
Delphi                                           15,013               137,519
Eaton                                             4,032               243,331
Ford Motor                                       49,057               692,195
General Motors                                   15,132               625,103
Genuine Parts                                     4,676               177,267
Goodyear Tire & Rubber                            4,695(b)             51,551
Johnson Controls                                  5,096               286,905
Navistar Intl                                     1,869(b)             66,873
PACCAR                                            4,705               283,194
Snap-On                                           1,561                49,593
Visteon                                           3,469                32,366
Total                                                               2,961,382

Banks and savings & loans (7.0%)
AmSouth Bancorporation                            9,438               245,860
Bank of America                                 109,274(d)          4,915,146
Bank of New York                                 20,834               620,853
BB&T                                             15,035               601,250
Comerica                                          4,647               279,517
Fifth Third Bancorp                              15,086               751,434
First Horizon Natl                                3,326               151,233
Golden West Financial                             4,088               442,444
Huntington Bancshares                             6,152               151,770
KeyCorp                                          10,995               344,693
M&T Bank                                          3,180               302,036
Marshall & Ilsley                                 5,950               238,476
Mellon Financial                                 11,370               328,138
Natl City                                        18,155               686,077
North Fork Bancorporation                         4,631               194,224
Northern Trust                                    5,907               254,296
PNC Financial Services Group                      7,554               405,423
Regions Financial                                12,353               398,878
SouthTrust                                        8,838               365,451
Sovereign Bancorp                                 9,176               200,587
State Street                                      9,002               406,350
SunTrust Banks                                    7,569               515,449
Synovus Financial                                 8,167               207,442
US Bancorp                                       50,789             1,498,276
Wachovia                                         35,230             1,652,639
Washington Mutual                                23,173               899,808
Wells Fargo                                      45,223             2,656,852
Zions Bancorp                                     2,398               149,347
Total                                                              19,863,949

Beverages & tobacco (3.7%)
Altria Group                                     54,951             2,689,851
Anheuser-Busch Companies                         21,547             1,137,682
Brown-Forman Cl B                                 3,254               154,532
Coca-Cola                                        65,264             2,917,954
Coca-Cola Enterprises                            12,600               260,190
Coors (Adolph) Cl B                               1,000                68,490
Fortune Brands                                    3,919               286,675
Pepsi Bottling Group                              6,904               184,958
PepsiCo                                          45,738             2,286,900
Reynolds American                                 4,015               303,133
UST                                               4,435               177,932
Total                                                              10,468,297

Broker dealers (2.9%)
Bear Stearns Companies                            2,807               246,791
Charles Schwab                                   36,576               345,643
E*TRADE Financial                                 9,790(b)            115,326
Franklin Resources                                6,695               356,643
JP Morgan Chase                                  95,485             3,779,297
Lehman Brothers Holdings                          7,424               548,559
Merrill Lynch & Co                               25,747             1,314,899
Morgan Stanley                                   29,457             1,494,354
Total                                                               8,201,512

Building materials & construction (0.4%)
American Standard                                 5,767(b)            216,897
Fluor                                             2,229                95,290
Louisiana-Pacific                                 2,920                72,007
Masco                                            11,739               377,174
Plum Creek Timber                                 4,909               162,193
Sherwin-Williams                                  3,837               158,468
Temple-Inland                                     1,485               101,396
Total                                                               1,183,425

Cable (0.6%)
Comcast Cl A                                     60,088(b)          1,692,679

Cellular telecommunications (0.6%)
AT&T Wireless Services                           73,087(b)          1,068,532
Nextel Communications Cl A                       29,739(b)            689,647
Total                                                               1,758,179

Chemicals (1.4%)
Air Products & Chemicals                          6,095               319,256
Dow Chemical                                     25,083             1,073,803
Eastman Chemical                                  2,077                96,643
Ecolab                                            6,884               205,969
EI du Pont de Nemours                            26,802             1,132,652
Engelhard                                         3,327                94,054
Great Lakes Chemical                              1,355                35,393
Hercules                                          2,945(b)             40,405
Pall                                              3,357                81,777
PPG Inds                                          4,593               274,524
Praxair                                           8,708               353,371
Rohm & Haas                                       6,009               243,545
Sigma-Aldrich                                     1,848               105,872
Total                                                               4,057,264

Computer hardware (3.3%)
Apple Computer                                   10,187(b)            351,350
Cisco Systems                                   181,186(b)          3,399,050
Dell                                             67,611(b)          2,355,567
EMC                                              65,486(b)            705,284
Gateway                                           9,977(b)             43,799
Hewlett-Packard                                  81,713             1,461,846
Lexmark Intl Cl A                                 3,481(b)            307,894
Network Appliance                                 9,309(b)            186,832
NVIDIA                                            4,451(b)             55,459
Sun Microsystems                                 89,131(b)            342,263
Total                                                               9,209,344

Computer software & services (6.9%)
Adobe Systems                                     6,393               293,247
Affiliated Computer
  Services Cl A                                   3,650(b)            198,305
Autodesk                                          3,046               135,273
Automatic Data Processing                        15,822               629,241
BMC Software                                      5,971(b)             89,386
Citrix Systems                                    4,565(b)             72,629
Computer Associates Intl                         15,672               379,576
Computer Sciences                                 5,024(b)            232,862
Compuware                                        10,344(b)             46,858
Comverse Technology                               5,238(b)             91,717
Convergys                                         3,837(b)             53,334
Deluxe                                            1,338                57,159
Electronic Arts                                   8,114(b)            403,915
Electronic Data Systems                          13,730               263,891
Equifax                                           3,670                89,548
First Data                                       23,376               987,636
Fiserv                                            5,221(b)            181,586
Intl Business Machines                           45,158(d)          3,824,431
Intuit                                            5,136(b)            217,201
Mercury Interactive                               2,467(b)             85,136
Microsoft                                       289,264(d)          7,896,908
NCR                                               2,532(b)            111,838
Novell                                           10,364(b)             61,148
Oracle                                          139,210(b)          1,387,924

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
181   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                            Shares              Value(a)

Computer software & services (cont.)
Parametric Technology                             7,183(b)            $34,981
Paychex                                          10,119               300,231
PeopleSoft                                        9,775(b)            170,085
QLogic                                            2,494(b)             65,118
SABRE Holdings Cl A                               3,726                85,698
Siebel Systems                                   13,464(b)            102,461
SunGard Data Systems                              7,772(b)            178,756
Symantec                                          8,360(b)            400,946
Unisys                                            8,933(b)             89,687
VERITAS Software                                 11,568(b)            193,417
Total                                                              19,412,129

Electronics (3.3%)
Advanced Micro Devices                            9,470(b)            108,242
Agilent Technologies                             12,903(b)            264,512
Altera                                           10,029(b)            189,749
American Power Conversion                         5,367                90,166
Analog Devices                                   10,073               349,735
Applied Materials                                45,176(b)            717,847
Applied Micro Circuits                            8,358(b)             27,999
Broadcom Cl A                                     8,414(b)            228,356
Intel                                           173,317             3,689,918
Jabil Circuit                                     5,375(b)            110,886
KLA-Tencor                                        5,263(b)            196,626
Linear Technology                                 8,288               296,462
LSI Logic                                        10,239(b)             49,454
Maxim Integrated Products                         8,635               375,018
Micron Technology                                16,359(b)            188,292
Millipore                                         1,320(b)             66,396
Molex                                             5,083               146,746
Natl Semiconductor                                9,618(b)            128,208
Novellus Systems                                  3,960(b)             96,743
PMC-Sierra                                        4,734(b)             44,216
Power-One                                         2,243(b)             16,845
Sanmina-SCI                                      13,958(b)             96,589
Solectron                                        25,760(b)            132,922
Symbol Technologies                               6,282                81,038
Tektronix                                         2,263                64,654
Teradyne                                          5,194(b)             66,847
Texas Instruments                                46,383               906,323
Xerox                                            21,440(b)            287,939
Xilinx                                            9,301               255,126
Total                                                               9,273,854

Energy (5.7%)
Amerada Hess                                      2,414               194,327
Anadarko Petroleum                                6,747               399,557
Apache                                            8,714               389,429
Ashland                                           1,889                97,151
Burlington Resources                             10,632               385,197
ChevronTexaco                                    28,672             2,795,519
ConocoPhillips                                   18,379             1,367,949
Devon Energy                                      6,423               416,275
EOG Resources                                     3,124               180,473
Exxon Mobil                                     175,248             8,078,932
Kerr-McGee                                        4,011               211,701
Marathon Oil                                      9,255               335,679
Occidental Petroleum                             10,481               541,344
Sunoco                                            2,023               124,415
Unocal                                            7,067               263,882
Valero Energy                                     3,450               227,804
Total                                                              16,009,634

Energy equipment & services (0.9%)
Baker Hughes                                      8,921               350,863
BJ Services                                       4,314(b)            207,288
Halliburton                                      11,797               344,118
Nabors Inds                                       3,985(b,c)          175,739
Noble                                             3,612(b)            145,275
Rowan Companies                                   2,830(b)             68,826
Schlumberger                                     15,786               975,574
Transocean                                        8,599(b)            263,989
Total                                                               2,531,672

Environmental services (0.2%)
Allied Waste Inds                                 8,502(b)             87,060
Waste Management                                 15,560               432,413
Total                                                                 519,473

Finance companies (2.3%)
Citigroup                                       138,581             6,455,103
MGIC Investment                                   2,643               180,438
Total                                                               6,635,541

Financial services (3.3%)
American Express                                 34,244             1,712,885
Capital One Financial                             6,420               435,019
Countrywide Financial                            14,966               532,041
Fannie Mae                                       25,973             1,933,690
Federated Investors Cl B                          2,900                83,665
Freddie Mac                                      18,444             1,237,961
Goldman Sachs Group                              12,935             1,159,623
H&R Block                                         4,691               226,388
Janus Capital Group                               6,413                88,115
MBNA                                             34,238               826,505
Moody's                                           4,015               275,268
Providian Financial                               7,804(b)            112,690
SLM                                              11,767               459,148
T Rowe Price Group                                3,390               167,907
Total                                                               9,250,905

Food (1.4%)
Archer-Daniels-Midland                           17,415               278,118
Campbell Soup                                    11,014               285,923
ConAgra Foods                                    14,162               371,044
General Mills                                    10,124               478,359
Hershey Foods                                     6,950               335,546
HJ Heinz                                          9,437               357,757
Kellogg                                          11,001               461,822
McCormick                                         3,680               123,464
Sara Lee                                         21,175               468,603
Sysco                                            17,137               550,783
Wm Wrigley Jr                                     6,019               373,359
Total                                                               4,084,778

Furniture & appliances (0.2%)
Black & Decker                                    2,122               146,269
Leggett & Platt                                   5,147               138,403
Maytag                                            2,117                42,827
Stanley Works                                     2,191                94,783
Whirlpool                                         1,849               113,048
Total                                                                 535,330

Health care products (11.1%)
Abbott Laboratories                              41,794             1,742,392
Allergan                                          3,520               262,768
Amgen                                            34,080(b)          2,020,603
Applera-Applied
  Biosystems Group                                5,412               103,044
Bausch & Lomb                                     1,418                93,517
Baxter Intl                                      16,424               501,589
Becton, Dickinson & Co                            6,790               326,735
Biogen Idec                                       9,104(b)            540,140
Biomet                                            6,813               311,013
Boston Scientific                                22,382(b)            799,709
Bristol-Myers Squibb                             52,101             1,236,357
Chiron                                            5,066(b)            214,697
CR Bard                                           2,792               156,631
Eli Lilly                                        30,268             1,920,505
Forest Laboratories                               9,910(b)            454,374
Genzyme                                           6,067(b)            327,618
Gilead Sciences                                   5,745(b)            397,152
Guidant                                           8,409               502,858
Johnson & Johnson                                79,545             4,621,564
King Pharmaceuticals                              6,465(b)             80,554
Medco Health Solutions                            7,265(b)            226,886
MedImmune                                         6,670(b)            159,213
Medtronic                                        32,479             1,615,830
Merck & Co                                       59,549             2,677,919
Mylan Laboratories                                7,200               125,424
PerkinElmer                                       3,426                59,886
Pfizer                                          204,468(d)          6,679,969
Schering-Plough                                  39,445               728,155
St. Jude Medical                                  4,722(b)            317,555
Stryker                                          10,728               485,978
Waters                                            3,206(b)            138,852
Watson Pharmaceuticals                            2,922(b)             80,472
Wyeth                                            35,733             1,306,756
Zimmer Holdings                                   6,538(b)            466,159
Total                                                              31,682,874

Health care services (1.9%)
Aetna                                             4,087               378,661
AmerisourceBergen                                 3,009               162,787
Anthem                                            3,719(b)            302,132
Cardinal Health                                  11,533               521,292
Caremark Rx                                      12,255(b)            351,719
Express Scripts                                   2,090(b)            132,088
Fisher Scientific Intl                            3,055(b)            174,043
HCA                                              13,017               505,190
Health Management
  Associates Cl A                                 6,512               124,509
Hospira                                           4,177(b)            115,703
Humana                                            4,331(b)             82,289

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
182   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                            Shares              Value(a)

Health care services (cont.)
IMS Health                                        6,295              $146,862
Manor Care                                        2,384                73,117
McKesson                                          7,844               242,772
Quest Diagnostics                                 2,770               237,112
Tenet Healthcare                                 12,469(b)            129,927
UnitedHealth Group                               17,894             1,183,329
WellPoint Health Networks                         4,172(b)            409,607
Total                                                               5,273,139

Home building (0.2%)
Centex                                            3,302               151,133
KB HOME                                           1,253                86,169
Pulte Homes                                       3,400               200,429
Total                                                                 437,731

Household products (2.8%)
Alberto-Culver                                    2,420               116,862
Avon Products                                    12,646               558,700
Clorox                                            5,684               300,343
Colgate-Palmolive                                14,260               770,040
Gillette                                         26,886             1,142,655
Intl Flavors/Fragrances                           2,526                97,327
Kimberly-Clark                                   13,434               896,048
Newell Rubbermaid                                 7,360               158,461
Procter & Gamble                                 68,884(d)          3,855,437
Total                                                               7,895,873

Industrial services (0.1%)
Cintas                                            4,583               187,949

Industrial transportation (1.5%)
Burlington Northern Santa Fe                      9,939               355,816
CSX                                               5,756               181,774
FedEx                                             8,004               656,248
Norfolk Southern                                 10,506               298,370
Ryder System                                      1,757                76,974
Union Pacific                                     6,942               396,458
United Parcel Service Cl B                       30,203             2,206,330
Total                                                               4,171,970

Insurance (4.7%)
ACE                                               7,584(c)            292,363
AFLAC                                            13,629               546,523
Allstate                                         18,826               888,775
Ambac Financial Group                             2,900               218,950
American Intl Group                              69,895             4,979,321
Aon                                               8,446               219,174
Chubb                                             5,086               345,899
CIGNA                                             3,790               252,262
Cincinnati Financial                              4,512               182,059
Hartford Financial
  Services Group                                  7,823               478,455
Jefferson-Pilot                                   3,748               179,529
Lincoln Natl                                      4,780               216,534
Loews                                             4,968               282,182
Marsh & McLennan                                 14,023               626,688
MBIA                                              3,871               221,692
MetLife                                          20,253               754,424
Principal Financial Group                         8,558               297,048
Progressive                                       5,823               467,587
Prudential Financial                             14,092               650,769
SAFECO                                            3,733               179,819
St. Paul Travelers Companies                     17,873               620,014
Torchmark                                         2,985               153,668
UnumProvident                                     7,941               128,485
XL Capital Cl A                                   3,700(c)            259,740
Total                                                              13,441,960

Leisure time & entertainment (1.1%)
Brunswick                                         2,537                99,729
Carnival                                         16,957               776,461
Harley-Davidson                                   7,906               482,424
Hasbro                                            4,725                87,554
Mattel                                           11,319               182,123
Viacom Cl B                                      46,426             1,546,451
Total                                                               3,174,742

Lodging & gaming (0.3%)
Harrah's Entertainment                            3,022               145,630
Hilton Hotels                                    10,272               183,355
Intl Game Technology                              9,346               269,632
Marriott Intl Cl A                                6,064               287,737
Total                                                                 886,354

Machinery (0.9%)
Caterpillar                                       9,160               665,932
Deere & Co                                        6,666               421,758
Illinois Tool Works                               8,300               757,707
Ingersoll-Rand Cl A                               4,639(c)            301,581
Parker-Hannifin                                   3,200               173,984
Thermo Electron                                   4,439(b)            116,613
Total                                                               2,437,575

Media (3.4%)
Cendant                                          27,336               591,278
Clear Channel
  Communications                                 16,457               551,474
Dow Jones                                         2,189                89,858
eBay                                             17,614(b)          1,524,316
Gannett                                           7,299               618,225
Interpublic Group
  of Companies                                   11,223(b)            118,403
Knight-Ridder                                     2,108               135,818
McGraw-Hill Companies                             5,106               386,677
Meredith                                          1,347                67,458
Monster Worldwide                                 3,143(b)             63,583
New York Times Cl A                               3,980               161,668
Omnicom Group                                     5,065               348,523
RR Donnelley & Sons                               5,818               178,787
Time Warner                                     122,183(b)          1,997,691
Tribune                                           8,781               366,607
Univision
  Communications Cl A                             8,662(b)            285,846
Walt Disney                                      54,989             1,234,503
Yahoo!                                           36,090(b)          1,028,926
Total                                                               9,749,641

Metals (0.5%)
Alcoa                                            23,293               754,226
Allegheny Technologies                            2,496                46,950
Nucor                                             2,119               165,897
Phelps Dodge                                      2,510               204,716
United States Steel                               3,033               111,948
Worthington Inds                                  2,325                47,314
Total                                                               1,331,051

Multi-industry (5.7%)
3M                                               20,956             1,725,935
Apollo Group Cl A                                 4,733(b)            369,174
Cooper Inds Cl A                                  2,475               136,670
Crane                                             1,597                43,119
Danaher                                           8,256               424,524
Dover                                             5,445               205,440
Eastman Kodak                                     7,683               227,263
Emerson Electric                                 11,302               703,550
General Electric                                282,821             9,273,700
ITT Inds                                          2,481               196,247
Monsanto                                          7,116               260,446
Pitney Bowes                                      6,196               269,898
Robert Half Intl                                  4,597               112,627
Textron                                           3,683               233,834
Tyco Intl                                        53,738(c)          1,683,073
Vulcan Materials                                  2,737               130,473
WW Grainger                                       2,436               130,107
Total                                                              16,126,080

Paper & packaging (0.7%)
Avery Dennison                                    2,964               184,213
Ball                                              3,018               112,692
Bemis                                             2,868                75,801
Boise Cascade                                     2,349                73,500
Georgia-Pacific                                   6,836               232,287
Intl Paper                                       13,006               520,501
MeadWestvaco                                      5,403               162,900
Pactiv                                            4,108(b)             97,154
Sealed Air                                        2,260(b)            111,011
Weyerhaeuser                                      6,459               403,753
Total                                                               1,973,812

Precious metals (0.2%)
Freeport McMoRan Cooper &
  Gold Cl B                                       4,742               178,441
Newmont Mining                                   11,869               526,865
Total                                                                 705,306

Real estate investment trust (0.5%)
Apartment Investment &
  Management Cl A                                 2,520                89,460
Equity Office Properties Trust                   10,819               308,991
Equity Residential                                7,509               243,217
ProLogis                                          4,855               175,508
Simon Property Group                              5,579               312,144
Starwood Hotels &
  Resorts Worldwide                               5,545               245,089
Total                                                               1,374,409

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
183   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                            Shares              Value(a)

Restaurants (0.7%)
Darden Restaurants                                4,313               $90,616
McDonald's                                       33,740               911,655
Starbucks                                        10,621(b,d)          459,252
Wendy's Intl                                      3,052               104,897
Yum! Brands                                       7,756               307,991
Total                                                               1,874,411

Retail -- drugstores (0.5%)
CVS                                              10,646               425,840
Walgreen                                         27,454             1,000,698
Total                                                               1,426,538

Retail -- general (5.5%)
AutoZone                                          2,226(b)            164,858
Bed Bath & Beyond                                 8,055(b)            301,418
Best Buy                                          8,692(d)            404,352
Big Lots                                          3,082(b)             37,570
Circuit City Stores                               5,324                69,052
Costco Wholesale                                 12,299               506,350
Dillard's Cl A                                    2,240                42,560
Dollar General                                    8,836               174,069
Family Dollar Stores                              4,592               121,458
Federated Dept Stores                             4,818               209,101
Gap                                              24,120               452,009
Home Depot                                       59,567(d)          2,177,769
JC Penney                                         7,558               289,623
Kohl's                                            9,142(b)            452,346
Limited Brands                                   12,633               253,671
Lowe's Companies                                 21,065             1,046,931
May Dept Stores                                   7,794               191,031
Nordstrom                                         3,724               138,272
Office Depot                                      8,379(b,d)          134,148
RadioShack                                        4,308               116,058
Sears, Roebuck & Co                               5,698               218,119
Staples                                          13,328               382,247
Target                                           24,475             1,091,096
Tiffany                                           3,925               121,479
TJX Companies                                    13,258               280,539
Toys "R" Us                                       5,737(b)             93,169
Wal-Mart Stores                                 114,923             6,052,993
Total                                                              15,522,288

Retail -- grocery (0.3%)
Albertson's                                       9,852               242,162
Kroger                                           19,894(b)            328,847
Safeway                                          11,963(b)            241,653
SUPERVALU                                         3,609                95,133
Winn-Dixie Stores                                 3,809                15,884
Total                                                                 923,679

Telecom equipment & services (1.4%)
ADC Telecommunications                           21,671(b)             46,376
Andrew Corp                                       4,309(b)             47,787
Avaya                                            11,889(b)            144,095
CIENA                                            15,215(b)             27,691
Corning                                          36,774(b)            372,153
JDS Uniphase                                     38,593(b)            120,024
Lucent Technologies                             114,838(b)            359,443
Motorola                                         62,819             1,014,527
QUALCOMM                                         43,422             1,652,207
Scientific-Atlanta                                4,100               111,684
Tellabs                                          11,143(b)            101,067
Total                                                               3,997,054

Textiles & apparel (0.4%)
Coach                                             5,050(b)            212,858
Jones Apparel Group                               3,382               120,704
Liz Claiborne                                     2,972               113,144
Nike Cl B                                         7,071               532,516
Reebok Intl                                       1,603                54,454
VF                                                2,948               145,454
Total                                                               1,179,130

Utilities -- electric (2.6%)
AES                                              17,073(b)            172,267
Allegheny Energy                                  3,407(b)             50,049
Ameren                                            5,160               241,436
American Electric Power                          10,605               347,102
Calpine                                          11,925(b)             40,784
CenterPoint Energy                                8,236                90,102
Cinergy                                           4,817               194,992
CMS Energy                                        4,386(b)             42,106
Consolidated Edison                               6,454               272,359
Constellation Energy Group                        4,516               185,608
Dominion Resources                                8,751               567,852
DTE Energy                                        4,645               191,931
Duke Energy                                      24,519               542,851
Edison Intl                                       8,731               234,689
Entergy                                           6,172               372,172
Exelon                                           17,714               652,760
FirstEnergy                                       8,836               355,561
FPL Group                                         4,957               343,024
PG&E                                             11,231(b)            327,833
Pinnacle West Capital                             2,452               103,499
PPL                                               4,763               227,814
Progress Energy                                   6,611               290,157
Public Service
  Enterprise Group                                6,338               268,351
Southern Co                                      19,764               599,836
TECO Energy                                       5,325                70,610
TXU                                               8,145               339,076
Xcel Energy                                      10,697               188,802
Total                                                               7,313,623

Utilities -- natural gas (0.4%)
Dynegy Cl A                                      10,152(b)             44,263
El Paso                                          17,173               140,475
KeySpan                                           4,292               163,525
Kinder Morgan                                     3,321               200,921
Nicor                                             1,178                42,231
NiSource                                          7,063               146,910
Peoples Energy                                    1,008                41,882
Sempra Energy                                     6,161               222,721
Williams Companies                               13,925               165,568
Total                                                               1,168,496

Utilities -- telephone (3.0%)
ALLTEL                                            8,254               451,081
AT&T                                             21,274               314,430
BellSouth                                        49,157             1,315,441
CenturyTel                                        3,725               119,908
Citizens Communications                           7,698                97,226
Qwest Communications Intl                        47,812(b)            138,177
SBC Communications                               88,742             2,288,656
Sprint (FON Group)                               38,225               752,268
Verizon Communications                           74,233             2,913,645
Total                                                               8,390,832

Total common stocks
(Cost: $272,602,549)                                             $276,464,293

Short-term securities (2.4%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (2.0%)
Federal Natl Mtge Assn Disc Nts
   09-08-04               1.26%              $1,000,000              $999,721
   10-01-04               1.53                2,100,000             2,097,233
   10-22-04               1.59                2,500,000             2,494,259
Total                                                               5,591,213

Commercial paper (0.4%)
Wal-Mart Stores
   09-03-04               1.50                1,200,000             1,199,850

Total short-term securities
(Cost: $6,791,334)                                                 $6,791,063

Total investments in securities
(Cost: $279,393,883)(e)                                          $283,255,356

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
184   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 1.0% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

        Type of security   Contracts

        Purchase contracts

        E-Mini S&P 500 Index, Sept. 2004    128

(e) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $279,670,506 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $ 25,149,499
        Unrealized depreciation                                   (21,564,649)
                                                                  -----------
        Net unrealized appreciation                              $  3,584,850
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
185   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Short Duration U.S. Government Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (100.6%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

U.S. government obligations & agencies (51.2%)
Federal Farm Credit Bank
   03-15-06               2.50%             $12,000,000           $12,016,128
   07-17-06               2.13                3,200,000             3,174,880
   10-02-06               2.38                3,000,000             2,979,942
   04-05-07               2.15                6,600,000             6,477,108
   06-19-07               6.75                2,565,000             2,820,954
Federal Home Loan Bank
   08-15-05               3.00                5,000,000             5,043,555
   08-15-05               6.88                3,900,000             4,080,001
   03-13-06               2.50               14,750,000            14,770,575
   05-15-06               3.00                5,000,000             5,041,135
   05-15-06               5.38                3,500,000             3,669,635
   09-15-06               2.88               12,450,000            12,511,254
Federal Home Loan Mtge Corp
   01-15-06               5.25                6,035,000             6,274,614
   08-15-06               2.75               17,870,000            17,931,722
   02-15-07               2.38                6,350,000             6,285,954
   02-23-07               2.85                4,975,000             4,971,861
   09-15-07               3.50                5,000,000             5,064,085
   12-20-07               3.53                  450,000               454,258
Federal Natl Mtge Assn
   04-13-06               2.15                4,650,000             4,629,122
   02-15-07               2.38                4,065,000             4,022,891
   03-02-07               3.00                3,855,000(b)          3,869,021
   11-17-08               3.88                  150,000               150,678
Housing Urban Development
   08-01-05               2.99                3,000,000             3,025,170
Small Business Administration Participation Ctfs
   09-10-11               5.89                  530,832               560,493
   08-01-21               6.34                  407,653               441,195
Student Loan Mtge Assn
   12-15-32               2.25                5,200,000(d)          5,185,648
   03-15-33               2.16                5,200,000(d)          5,189,028
U.S. Treasury
   05-15-05               6.75                7,000,000             7,237,069
   12-31-05               1.88               61,600,000            61,407,499
   01-31-06               1.88                4,055,000             4,039,794
   03-31-06               1.50                5,000,000             4,944,920
   11-15-06               3.50               26,620,000(j)         27,197,121
   02-15-07               2.25                  844,000               837,868
   05-15-07               3.13                5,625,000             5,693,113
   08-15-07               3.25                7,100,000(j)          7,204,001
Total                                                             259,202,292

Commercial mortgage-backed(f)/
Asset-backed securities (3.3%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3
   03-06-09               3.00                2,750,000             2,752,475
Chase Funding Mtge Loan
  Series 2004-2 Cl 2A1
   01-25-25               1.75                2,483,114(h)          2,481,949
Conseco Finance
  Series 2000-D Cl A4
   12-15-25               8.17                  253,766               257,108
KSL Resorts
  Series 2003-1A Cl A
   05-15-13               2.15                1,000,000(d,h)        1,000,324
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A2
   06-15-26               4.90                1,400,000             1,459,781
  Series 2004-C6 Cl A2
   08-15-29               4.19                1,500,000             1,516,035
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                2,500,000             2,500,000
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                3,500,000             3,542,491
  Series 2003-KS5 Cl AI2
   09-25-22               1.88                1,200,000             1,189,320
Total                                                              16,699,483

Mortgage-backed securities (45.1%)(f,i)
Federal Home Loan Mtge Corp
   08-01-10               7.50                1,165,356             1,238,938
   03-01-12               7.50                1,015,239             1,087,118
   06-01-12               7.00                   18,640                19,775
   06-01-13               4.50                1,048,497             1,063,939
   11-01-13               5.00                  170,042               175,086
   01-01-14               4.00                2,267,923             2,268,180
   05-01-14               4.00                1,940,139             1,931,613
   06-01-14               6.50                  155,968               165,995
   06-01-15               7.50                2,467,990             2,655,154
   04-01-17               6.50                2,461,914             2,632,470
   07-01-17               6.50                2,283,397             2,427,525
   11-01-17               5.50                1,544,406             1,600,964
   03-01-18               6.00                  924,425               974,985
   09-01-19               4.50                  400,000(b)            399,625
   03-01-22               6.00                  238,242               248,462
   11-01-32               7.00                  595,061               635,296
   08-01-34               5.21                1,400,000(g)          1,418,481
  Collateralized Mtge Obligation
   12-15-08               6.00                  434,609               452,143
   04-15-12               5.00                4,045,856             4,180,518
   10-15-15               5.00                3,750,000             3,900,361
   01-15-16               5.00                1,600,000             1,661,078
   02-15-16               5.00                4,400,000             4,569,157
   06-15-16               7.00                2,105,403             2,254,166
   08-15-16               4.00                2,142,330             2,136,952
   04-15-19               4.50                  407,981               407,383
   02-15-20               4.50                2,550,000             2,565,191
   07-15-20               4.50                  795,272               798,521
   08-15-22               3.50                1,722,273             1,728,798
   11-15-28               4.50                   96,132                97,309
   10-25-30               1.86                   27,961                27,922
   01-15-34               5.00                  786,544               785,253
   02-15-34               5.00                1,117,525             1,116,640
   02-15-14               7.40                1,736,882(e)            143,970
  Interest Only
   06-15-18               8.78                1,236,585(e)             83,885
   10-15-22              14.56                1,025,739(e)             88,891
   03-15-25               8.94                2,673,283(e)            262,221
Federal Natl Mtge Assn
   01-01-09               5.74                  925,822               992,168
   10-01-09               7.11                  478,247               541,651
   06-01-10               6.50                   37,351                39,640
   08-01-10               7.50                  829,461               882,987
   06-01-12               6.00                2,300,073             2,433,694
   03-01-13               5.00                  732,444               753,656
   04-01-13               5.50                2,035,619             2,124,755
   05-01-13               5.00                1,809,294             1,865,693
   05-01-13               5.50                1,544,883             1,619,270
   07-01-13               5.00                3,845,176             3,955,991
   08-01-13               4.50                2,197,661             2,240,498
   01-01-14               4.84                   99,275               101,025
   04-01-14               6.00                  438,315               461,607
   06-01-14               6.50                  125,978               133,975
   07-01-14               6.00                  174,458               183,642
   12-01-14               5.50                  279,277               290,525
   01-01-15               6.50                   91,866                97,683
   08-01-15               5.50                4,239,362             4,413,690
   01-01-17               6.00                  837,641               880,652
   05-01-17               5.50                  205,979               213,695
   06-01-17               6.00                2,717,178             2,864,895
   06-01-17               6.50                4,464,709             4,743,942
   06-01-17               7.00                  726,061               770,928
   07-01-17               6.00                2,314,609             2,443,355
   08-01-17               5.50                3,008,740             3,127,530
   08-01-17               6.00                3,843,505             4,049,345
   11-01-17               5.50                5,035,674             5,230,720
   02-01-18               5.50                3,778,518             3,925,451
   02-01-18               6.00                  671,319               705,646
   03-01-18               5.50                1,530,317             1,587,233
   04-01-18               5.50                  414,697               430,862
   05-01-18               5.50                2,546,105             2,651,348
   08-01-18               4.50                  269,617               270,334
   11-01-18               5.00                  184,402               188,492
   09-01-19               4.50                1,500,000(b)          1,498,593
   09-01-19               5.00                3,000,000(b)          3,055,314
   01-01-29               6.00                  197,569               205,423
   03-01-29               6.50                2,781,498             2,947,584
   05-01-29               7.00                   62,982                67,493
   09-01-31               7.00                1,269,805             1,370,884
   09-01-31               7.50                1,103,517             1,186,821
   10-01-31               7.00                  316,924               338,600
   05-01-32               6.50                  230,828               243,862
   08-01-32               7.00                   36,358                38,853
   09-01-32               6.50                1,018,295             1,072,851
   09-01-32               7.00                  424,678               453,615
   11-01-32               7.00                  779,628               832,752
   01-01-33               4.79                  597,082(g)            602,733

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
186   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Issuer                  Coupon                Principal            Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   01-01-33               7.00%                 $43,428               $46,387
   02-01-33               4.65                  765,527(g)            776,054
   02-01-33               4.85                2,673,376(g)          2,727,856
   02-01-33               7.00                  596,182               633,729
   03-01-33               6.50                  388,455               409,031
   04-01-33               4.38                1,889,889(g)          1,902,154
   04-01-33               4.59                2,478,572(g)          2,511,352
   04-01-33               4.65                3,379,815(g)          3,418,683
   04-01-33               6.00                  480,375               499,377
   07-01-33               4.46                3,592,709(g)          3,637,569
   07-01-33               4.97                  927,582(g)            912,912
   08-01-33               4.28                  122,697(g)            124,293
   09-01-33               4.20                3,800,452(g)          3,816,862
   09-01-33               4.27                  373,366(g)            375,669
   12-01-33               4.75                  141,926(g)            141,886
   01-01-34               4.74                  125,454(g)            128,583
   01-01-34               4.77                  133,032(g)            136,802
   06-01-34               4.60                2,348,169(g)          2,360,278
   08-01-34               4.53                1,098,931(g)          1,094,117
  Collateralized Mtge Obligation
   03-25-13               4.50                1,669,470             1,706,356
   10-25-13               5.00                4,037,871             4,177,354
   05-25-16               4.00                2,200,000             2,209,662
   07-25-16               4.00                1,700,000             1,691,542
   10-25-19               4.50                2,500,000             2,519,171
   09-25-20               4.50                  800,807               807,963
   07-25-23               5.50                3,300,000             3,445,274
   12-25-26               4.50                1,694,306             1,712,791
   12-25-26               8.00                  806,812               878,385
   06-25-33               6.94                  680,062(g)            691,332
   11-25-33               2.91                2,000,000             2,001,876
   04-25-34               5.50                2,565,377             2,649,609
   05-25-34               3.50                   46,333                46,459
   05-25-34               3.75                1,950,000             1,951,354
   06-25-34               5.00                2,400,000             2,482,095
   05-25-42               5.30                5,000,000             5,089,340
   07-25-42               5.50                3,087,535             3,106,136
   10-25-42               7.50                  938,847             1,021,117
   08-25-43               4.61                1,615,000             1,653,679
   02-25-44               7.00                   90,186                96,584
   06-25-44               7.50                1,365,637             1,481,784
  Interest Only
   12-25-12              13.29                1,638,636(e)            101,071
   11-25-13              10.08                1,700,000(e)            184,441
   03-25-23               7.94                1,144,179(e)            205,590
GMAC Mtge Corporation Loan Trust
  Series 2004-AR2 Cl 3A
   08-19-34               4.45                1,999,584             2,008,337
Govt Natl Mtge Assn
   04-15-13               7.00                  397,099               423,144
   08-15-13               6.00                3,383,068             3,570,003
   09-15-14               6.00                1,863,538             1,966,508
   05-15-16               6.00                1,780,643             1,880,391
   03-15-18               7.00                1,746,470             1,863,041
   07-15-28               6.50                  142,253               150,552
   03-15-31               8.00                   57,277                62,589
   03-15-33               6.00                  615,050               639,417
   06-15-33               7.00                1,396,996             1,496,587
  Collateralized Mtge Obligation
   10-16-13               4.54                  425,315               434,632
   07-16-21               3.41                2,930,000             2,903,655
   09-16-21               3.23                2,550,000             2,517,111
   10-16-27               5.00                  125,000               128,700
   04-16-31               6.00                4,000,000             4,136,079
   03-20-34               4.50                1,858,259             1,894,700
GSR Mtge Loan Trust
  Series 2004-10F Cl 1A1
   08-25-19               4.50                1,000,000               994,727
Harborview Mtge Loan Trust
  Series 2004-4 Cl 3A
   06-19-34               2.98                2,875,009             2,854,188
Morgan Stanley Mtge Loan Trust
  Series 2004-2AR Cl 3A
   02-25-34               5.05                1,751,150(g)          1,764,809
Residential Accredit Loans
  Series 2003-QS17 Cl CB7
   09-25-33               5.50                  907,624               924,561
Structured Asset Securities
  Series 2004-12H Cl 2A
   04-25-34               5.59                2,218,844             2,303,771
Vendee Mtge Trust
  Series 2003-1 Cl D
   12-15-25               5.75                2,300,000             2,359,593
  Series 2003-2 Cl C
   07-15-20               5.00                2,400,000             2,459,479
  Series 2003-2 Cl D
   11-15-23               5.00                  100,000               103,515
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32               4.38                1,354,816             1,366,209
Total                                                             228,106,778

Banks and savings & loans (1.0%)
Intl Bank for Reconstruction & Development
  (U.S. Dollar)
   11-04-05               5.00                5,000,000(c)          5,148,595

Total bonds
(Cost: $508,218,579)                                             $509,157,148

Option purchased (--%)
Issuer            Notional         Exercise  Expiration            Value(a)
                   amount            price      date

Put
Dec. U.S. Treasury Nts Futures
  10-year        $7,500,000          $108     Nov. 2004               $23,438

Total option purchased
(Cost: $82,097)                                                       $23,438

Short-term securities (1.2%)(k)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (0.8%)
Federal Natl Mtge Assn Disc Nt
   09-27-04               1.51%              $4,200,000            $4,195,243

Commercial paper (0.4%)
Scaldis Capital LLC
   09-27-04               1.46                1,800,000(l)          1,798,035

Total short-term securities
(Cost: $5,993,431)                                                 $5,993,278

Total investments in securities
(Cost: $514,294,107)(m)                                          $515,173,864

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,780,696.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 1.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $11,375,000 or 2.2% of net assets.

--------------------------------------------------------------------------------
187   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Aug. 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of Aug. 31, 2004:

                                 Principal  Settlement  Proceeds
        Security                  amount       date    receivable      Value
        Federal Natl Mtge Assn
           09-01-19 6.00%       $5,000,000    9-20-04  $5,226,562   $5,248,440

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

        Type of security                                      Notional amount

        Purchase contracts
        Eurodollar, March 2005, 90-day                            $ 3,750,000
        Eurodollar, June 2005, 90-day                               3,750,000
        Eurodollar, Sept. 2004, 90-day                              1,250,000
        Eurodollar, Sept. 2005, 90-day                              2,500,000
        Eurodollar, Dec. 2004, 90-day                               3,750,000
        Eurodollar, Dec. 2005, 90-day                               2,500,000
        U.S. Treasury Bonds, Dec. 2004, 20-year                     3,000,000

        Sale contracts
        U.S. Treasury Note, Sept. 2004, 5-year                     12,700,000
        U.S. Treasury Note, Sept. 2004, 10-year                     2,200,000
        U.S. Treasury Note, Dec. 2004, 2-year                         200,000
        U.S. Treasury Note, Dec. 2004, 5-year                      26,100,000
        U.S. Treasury Note, Dec. 2004, 10-year                      5,500,000

(k) At Aug. 31, 2004, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 8 to the financial statements):

                                                   Notional     Exercise   Expiration
        Issuer                                      amount        price       date          Value(a)
        U.S. Treasury Note, Dec. 2004, 10-year    $7,500,000      $106      Nov. 2004        $10,547

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $1,798,035 or 0.4% of net assets.

(m) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $514,456,451 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 2,638,988
        Unrealized depreciation                                    (1,921,575)
                                                                   ----------
        Net unrealized appreciation                               $   717,413
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
188   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Small Cap Advantage Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.1%)
Issuer                                            Shares              Value(a)

Aerospace & defense (1.1%)
Armor Holdings                                    1,426(b)            $50,566
DRS Technologies                                 19,000(b)            691,220
Ducommun                                          1,413(b)             30,620
MTC Technologies                                 17,500(b)            436,450
Teledyne Technologies                            35,800(b)            864,570
Total                                                               2,073,426

Airlines (0.6%)
ExpressJet Holdings                              37,000(b)            397,750
FLYi                                             11,729(b)             54,423
Northwest Airlines                               76,300(b,e)          718,746
Total                                                               1,170,919

Automotive & related (1.5%)
Aftermarket Technology                           25,252(b)            334,589
ASV                                               9,000(b)            273,330
Bandag                                              717                32,810
Cooper Tire & Rubber                              2,663                60,290
Dollar Thrifty
  Automotive Group                                  309(b)              7,478
Goodyear Tire & Rubber                           75,000(b,e)          823,500
Lithia Motors Cl A                               18,649               396,291
LKQ                                              20,000(b)            364,800
Superior Inds Intl                                1,712                54,270
Tenneco Automotive                               36,000(b)            483,840
Visteon                                             984                 9,181
Total                                                               2,840,379

Banks and savings & loans (9.3%)
Amcore Financial                                    966                27,164
Anchor BanCorp Wisconsin                            845                21,294
BancFirst                                           502                30,577
BancorpSouth                                      1,892                42,381
Bank of the Ozarks                               28,300               741,460
BankAtlantic Bancorp Cl A                         1,357                24,032
BankUnited Financial Cl A                        34,500(b)            975,660
Camden Natl                                         612                19,890
Cathay General Bancorp                              721                50,232
Chittenden                                          811                29,115
Citizens Banking                                    864                27,639
City Holding                                     16,200               507,546
Commercial Capital Bancorp                       31,666               686,202
Commercial Federal                                2,427                66,184
Community First Bankshares                        1,008                32,427
Community Trust Bancorp                           1,456                43,913
Corus Bankshares                                    694                29,752
East West Bancorp                                32,425             1,174,758
Euronet Worldwide                                 3,310(b)             58,124
First Citizens BancShares                           348                40,719
First Federal Capital                               772                22,921
First Financial Bankshares                          268                10,959
First Republic Bank                              22,600             1,012,254
FirstFed Financial                               23,218(b)          1,058,741
Flagstar Bancorp                                  1,417                30,593
Great Southern Bancorp                            1,217                39,224
Greater Bay Bancorp                              38,383             1,092,764
Hanmi Financial                                  22,000               705,760
IBERIABANK                                        8,200               460,594
Independent Bank                                 29,157               751,667
MAF Bancorp                                         911                38,107
MCG Capital                                         894                15,466
Mid-State Bancshares                                866                21,130
New Century Financial                            26,616             1,427,681
Oriental Financial Group                         32,400(c)            874,476
PrivateBancorp                                      612                17,999
Provident Bankshares                             18,500               585,895
R & G Financial Cl B                             34,578(c)          1,195,706
Republic Bancorp                                    698                10,268
S&T Bancorp                                         925                32,477
Southwest Bancorp of Texas                        2,084                43,931
Sterling Financial                               34,816(b,d)        1,154,499
Susquehanna Bancshares                            1,006                24,144
UMB Financial                                       214                10,326
Waypoint Financial                                  887                24,437
Wintrust Financial                               15,300               839,664
WSFS Financial                                   15,100               755,755
Total                                                              16,886,507

Beverages & tobacco (0.1%)
Schweitzer-Mauduit Intl                             881                26,791
Universal                                         1,790                80,783
Total                                                                 107,574

Broker dealers (0.5%)
Affiliated Managers Group                        18,000(b)            882,900

Building materials & construction (1.9%)
Building Materials Holding                        2,204                49,854
Comfort Systems USA                              39,000(b)            261,300
Eagle Materials                                     372                24,147
Genlyte Group                                       607(b)             36,244
Griffon                                          28,850(b)            577,577
Hughes Supply                                    14,200               860,377
LNR Property                                        603                37,748
M/I Schottenstein Homes                             985                38,464
NCI Building Systems                             16,251(b)            498,581
Potlatch                                         17,400               746,460
Standard Pacific                                  7,700               388,619
Texas Inds                                          241                10,556
Universal Forest Products                           537                16,051
USG                                               2,382(b)             41,876
Total                                                               3,587,854

Cellular telecommunications (0.7%)
NII Holdings                                     21,100(b)            773,315
Western Wireless Cl A                            20,600(b)            516,854
Total                                                               1,290,169

Chemicals (2.4%)
Airgas                                           28,000               623,000
Arch Chemicals                                   18,000               491,400
Cambrex                                           1,915                41,307
Crompton                                          2,479                17,080
Cytec Inds                                          143                 6,898
FMC                                              26,216(b)          1,211,966
Georgia Gulf                                        498                18,899
Great Lakes Chemical                                994                25,963
HB Fuller                                           820                21,591
Hercules                                         50,200(b)            688,744
IMC Global                                        1,769                28,198
Immucor                                          23,700(b)            484,665
Millennium Chemicals                              1,233(b)             22,995
Octel                                             2,331(c)             51,655
OM Group                                         17,558(b)            597,850
PolyOne                                          12,000(b)             85,200
WRGrace                                          11,066(b)             84,323
Total                                                               4,501,734

Computer hardware (1.2%)
Adaptec                                          12,000(b)             83,760
Agilysys                                         25,700               400,406
Black Box                                         1,123                40,698
Electronics for Imaging                          21,200(b)            421,456
Engineered Support Systems                          464                20,049
Insight Enterprises                              21,840(b)            349,440
Iomega                                           15,229(b)             66,094
RadiSys                                          32,200(b)            373,520
Synaptics                                        27,100(b)            497,827
Total                                                               2,253,250

Computer software & services (7.5%)
Activision                                       36,000(b)            518,040
Altiris                                          12,000(b)            284,760
ANSYS                                            13,100(b)            590,810
Avid Technology                                  20,900(b)            904,342
BISYS Group                                       2,636(b)             37,431
Brocade Communications
  Systems                                        36,700(b)            180,931
Ciber                                            54,600(b)            368,004
Concur Technologies                              42,000(b)            441,000
CSG Systems Intl                                  1,935(b)             27,999
Dendrite Intl                                    36,300(b)            468,270
Digital River                                     7,000(b)            168,490
Digitas                                          45,800(b)            327,470
eFunds                                            1,538(b)             22,839
Epicor Software                                  45,403(b)            449,490
F5 Networks                                      21,000(b)            515,970
FileNET                                          14,000(b)            274,960
Hyperion Solutions                               10,700(b)            391,192
Informatica                                      33,900(b)            200,688
InfoSpace                                         9,000(b)            342,000
Internet Security Systems                        16,000(b)            230,240

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
189   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                            Shares              Value(a)

Computer software & services (cont.)
Ixia                                             20,900(b)           $165,737
j2 Global Communications                         12,800(b)            323,328
Lawson Software                                  36,500(b)            204,400
Midway Games                                      4,951(b)             59,759
Navarre                                           3,335(b)             51,993
Navigant Consulting                               1,620(b)             31,055
OPNET Technologies                               35,500(b)            322,695
Parametric Technology                            15,000(b)             73,050
Progress Software                                 9,000(b)            181,260
Resources Connection                             12,000(b)            393,360
RSA Security                                     23,700(b)            352,893
Sapient                                           5,953(b)             44,648
SeaChange Intl                                   38,400(b)            586,752
Silicon Storage Technology                       58,692(b)            338,653
SRA Intl Cl A                                    17,000(b)            770,609
SS&C Technologies                                20,000               328,400
SupportSoft                                      40,600(b)            410,466
Take-Two Interactive Software                     1,041(b)             34,093
Transaction Systems
  Architects Cl A                                 3,963(b)             67,530
Tyler Technologies                               34,600(b)            314,860
Ultimate Software Group                          35,300(b)            403,126
United Online                                    21,250(b)            203,575
ValueClick                                       41,100(b)            297,153
Websense                                         17,225(b)            660,579
Wireless Facilities                              45,000(b)            287,100
Total                                                              13,652,000

Electronics (7.1%)
ADE                                              10,000(b)            192,200
Aeroflex                                         54,574(b)            550,106
Atheros Communications                           27,550(b)            219,298
Benchmark Electronics                            19,375(b)            557,225
Cymer                                            20,000(b)            534,400
DSP Group                                        18,400(b)            349,784
Entegris                                         24,373(b)            194,009
ESS Technology                                   14,563(b)             99,320
FormFactor                                       30,000(b)            525,000
GrafTech Intl                                     3,560(b)             37,950
Helix Technology                                 11,334               154,256
Integrated Device Technology                     16,000(b)            171,360
InVision Technologies                             1,123(b)             52,781
Littelfuse                                       18,923(b)            689,176
Metrologic Instruments                           18,700(b)            269,093
Micrel                                           41,200(b)            400,052
Microsemi                                        58,529(b)            631,528
MKS Instruments                                  31,200(b)            419,328
Moog Cl A                                        21,071(b)            749,074
ON Semiconductor                                 88,000(b)            262,240
Paxar                                             2,420(b)             48,981
Photronics                                       18,700(b)            268,345
Pixelworks                                       42,300(b)            441,612
Plexus                                           20,200(b)            238,158
RF Micro Devices                                 26,100(b)            133,632
Rofin-Sinar Technologies                         20,750(b)            583,075
Rogers                                            1,880(b)             87,213
ScanSource                                          507(b)             30,440
Semtech                                          18,700(b)            338,283
Skyworks Solutions                               37,240(b)            310,209
Technitrol                                       21,000(b)            372,960
Thomas & Betts                                   31,965               786,339
Trimble Navigation                               29,001(b)            798,688
TriQuint Semiconductor                           14,169(b)             53,842
Triumph Group                                    14,327(b)            461,329
TTM Technologies                                 45,000(b)            424,350
Varian Semiconductor
  Equipment Associates                            6,800(b)            190,400
Zoran                                            17,656(b)            277,905
Total                                                              12,903,941

Energy (2.0%)
Cabot Oil & Gas Cl A                              2,556               103,288
Denbury Resources                                 1,716(b)             37,580
Houston Exploration                                 497(b)             25,521
KCS Energy                                       52,723(b)            661,674
Patina Oil & Gas                                 13,750               368,088
Petroleum Development                               354(b)             10,985
St. Mary Land & Exploration                      15,500               540,795
Swift Energy                                     40,700(b)            828,244
Tesoro Petroleum                                 42,054(b)            995,838
Vintage Petroleum                                 3,729                61,156
Total                                                               3,633,169

Energy equipment & services (2.4%)
Cal Dive Intl                                    20,942(b)            625,538
CARBO Ceramics                                   10,729               690,411
Cimarex Energy                                   21,667(b)            648,493
Grey Wolf                                        98,300(b)            417,775
Harvest Natl Resources                            1,850(b)             24,568
Holly                                               988                20,234
Lone Star Technologies                            2,104(b)             64,635
Oil States Intl                                  42,900(b)            690,690
Range Resources                                   2,300                34,500
Ultra Petroleum                                  21,200(b)            880,861
Unit                                             12,220(b)            383,708
Veritas DGC                                       1,143(b)             26,780
Total                                                               4,508,193

Engineering & construction (1.1%)
Dycom Inds                                       33,100(b)            851,331
EMCOR Group                                         921(b)             37,393
Granite Construction                              1,251                28,523
Perini                                           34,000(b)            513,400
Washington Group Intl                            17,400(b)            612,132
William Lyon Homes                                  300(b)             24,975
Total                                                               2,067,754

Environmental services (0.7%)
Stericycle                                       11,600(b)            547,288
Waste Connections                                27,000(b)            792,450
Total                                                               1,339,738

Finance companies (0.8%)
First Financial Bancorp                           1,373                24,714
ITLA Capital                                     11,550(b)            489,951
World Acceptance                                 40,481(b)            903,941
Total                                                               1,418,606

Financial services (2.6%)
Advanta Cl B                                        911                21,409
AmeriCredit                                      46,300(b)            968,133
Chemical Financial                                1,353                46,421
CompuCredit                                      31,000(b)            583,110
Delphi Financial Group Cl A                      24,065               946,236
Investment Technology Group                       2,665(b)             36,590
Jefferies Group                                  17,600               589,776
Knight Trading Group Cl A                         1,322(b)             11,977
Saxon Capital                                    32,957(b)            828,869
WFS Financial                                    18,600(b)            843,882
Total                                                               4,876,403

Food (1.3%)
Corn Products Intl                               20,725               956,459
Flowers Foods                                    21,400               540,778
Interstate Bakeries                               2,673                13,819
Lance                                             1,768                26,962
Nash Finch                                          794                23,447
Ralcorp Holdings                                 18,500(b)            673,955
Sanderson Farms                                     340                11,625
Sensient Technologies                             2,511                52,731
United Natural Foods                                700(b)             17,332
Total                                                               2,317,108

Furniture & appliances (--%)
Ethan Allen Interiors                               613                21,908
Furniture Brands Intl                               599                13,777
Thomas Inds                                         601                18,481
Total                                                                  54,166

Health care products (7.9%)
Abgenix                                          16,200(b)            161,190
Advanced Medical Optics                          15,671(b)            583,275
AtheroGenics                                     20,100(b)            337,479
Bio-Rad Laboratories Cl A                         6,500(b)            327,210
Biosite                                          15,000(b)            710,250
Bone Care Intl                                    8,000(b)            196,480
Bradley Pharmaceuticals                          13,000(b)            313,300
Cepheid                                          10,000(b)             77,000
Closure Medical                                  28,800(b)            542,016
Dade Behring Holdings                             8,400(b)            441,588
Encysive Pharmaceuticals                         37,000(b)            292,300
EPIX Pharmaceuticals                             19,600(b)            389,060
eResearch Technology                                801(b)             16,108
First Horizon Pharmaceutical                     41,971(b)            706,792
Gen-Probe                                        15,700(b)            566,770
Haemonetics                                      33,000(b)          1,043,459
Harvard Bioscience                               25,000(b)            123,000
Incyte                                            5,391(b)             36,821
Kos Pharmaceuticals                              10,800(b)            394,524
LifeCell                                         52,000(b)            428,480
Medarex                                          20,000(b)            113,800
Mentor                                            4,619               162,496
Mine Safety Appliance                               932                36,842
Nabi Biopharmaceuticals                          32,227(b)            376,411
Ocular Sciences                                     381(b)             16,612
Onyx Pharmaceuticals                             13,246(b)            491,956
Par Pharmaceuticals                               8,000(b)            328,320
Perrigo                                          34,400               675,616

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
190   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                            Shares              Value(a)

Health care products (cont.)
Possis Medical                                    1,416(b)            $24,780
PSS World Medical                                38,100(b)            411,099
Salix Pharmaceuticals                            34,824(b)            814,533
Serologicals                                     22,110(b)            462,983
Sybron Dental Specialties                        15,000(b)            418,200
Tanox                                            25,900(b)            428,645
Techne                                           18,200(b)            705,068
Telik                                            19,300(b)            365,542
United Therapeutics                              26,200(b)            778,402
Total                                                              14,298,407

Health care services (4.0%)
Amedisys                                          4,300(b)            111,284
Ariad Pharmaceuticals                            15,000(b)             71,400
Beverly Enterprises                              49,300(b)            353,481
Cell Genesys                                     17,100(b)            141,759
Centene                                          10,000(b)            395,400
Cerner                                           15,000(b)            657,150
Connetics                                        21,900(b)            561,735
DJ Orthopedics                                   27,000(b)            573,480
HealthExtras                                     57,900(b)            684,957
Inveresk Research Group                           1,774(b)             62,995
Kindred Healthcare                                1,066(b)             27,567
LifePoint Hospitals                              15,000(b)            433,350
Magellan Health Services                         10,000(b)            350,700
Molina Healthcare                                14,350(b)            476,420
NeighborCare                                      1,042(b)             26,456
OCA                                              11,449(b)             58,504
Option Care                                      34,000               534,820
Pediatrix Medical Group                           4,624(b)            324,142
RehabCare Group                                     843(b)             19,381
Select Medical                                   49,700               660,016
Sierra Health Services                           18,118(b)            781,248
Stewart Enterprises Cl A                          5,112(b)             34,813
Sunrise Senior Living                               778(b)             27,557
Total                                                               7,368,615

Home building (0.1%)
Beazer Homes USA                                    976                95,306
Meritage Homes                                      359(b)             23,985
WCI Communities                                     616(b)             14,772
Total                                                                 134,063

Household products (1.7%)
Action Performance Companies                      1,488                16,249
Central Garden & Pet                             19,800(b)            620,531
Chattem                                           1,361(b)             41,497
Helen of Troy                                    19,600(b,c)          529,200
JAKKS Pacific                                     2,212(b)             43,311
Jarden                                           15,417(b)            466,981
Nautilus Group                                    1,886                36,758
Nu Skin Enterprises Cl A                          1,728                44,617
Rayovac                                          26,918(b)            618,845
Tupperware                                        1,124                19,187
UniFirst                                         12,000               344,760
Yankee Candle                                    12,000(b)            325,320
Total                                                               3,107,256

Industrial services (0.3%)
WESCO Intl                                       24,016(b)            486,084

Industrial transportation (2.0%)
GATX                                              2,112                56,961
Genesee & Wyoming Cl A                           24,000(b)            537,120
Hub Group Cl A                                   13,800(b)            365,976
Landstar System                                  14,763(b)            774,762
Old Dominion Freight Line                        19,500(b)            548,145
Overseas Shipbuilding Group                      13,839               595,077
SCS Transportation                               18,600(b)            345,216
USF                                                 722                24,736
Wabash Natl                                      18,827(b)            499,480
Total                                                               3,747,473

Insurance (4.1%)
Alfa                                              1,009                13,975
Allmerica Financial                              17,100(b)            495,900
AMERIGROUP                                       11,500(b)            590,410
AmerUs Group                                      2,277                90,761
Commerce Group                                    1,561                74,850
FBL Financial Group Cl A                            363                 9,384
Horace Mann Educators                             2,127                36,095
Infinity Property & Casualty                        894                24,513
IPC Holdings                                     14,500(c)            526,205
LandAmerica Financial Group                       1,129                48,592
Natl Western Life
  Insurance Cl A                                    139(b)             21,911
Navigators Group                                 26,500(b)            774,860
Odyssey Re Holdings                              26,900(e)            590,186
Ohio Casualty                                    46,000(b)            926,900
Penn-America Group                               49,000               639,940
ProAssurance                                     17,700(b)            597,552
RLI                                              17,363               642,257
StanCorp Financial Group                         10,900               790,250
Stewart Information Services                      1,096                40,048
Triad Guaranty                                    9,664(b)            538,285
UICI                                              1,978                55,008
Total                                                               7,527,882

Leisure time & entertainment (1.2%)
Argosy Gaming                                    17,739(b)            593,015
Boyd Gaming                                         794                21,557
Callaway Golf                                     4,842                58,540
Handleman                                         2,204                46,504
K2                                               53,300(b)            705,692
RC2                                               1,313(b)             41,504
SCP Pool                                         14,950               630,741
Shuffle Master                                      787(b)             26,081
Thor Inds                                           660                16,909
Total                                                               2,140,543

Lodging & gaming (1.1%)
Alliance Gaming                                  25,000(b)            372,750
Penn Natl Gaming                                 21,783(b)            846,269
Scientific Games Cl A                            43,396(b)            739,034
Total                                                               1,958,053

Machinery (3.7%)
Cascade                                             563                14,525
Federal Signal                                    1,405                25,726
Flowserve                                        26,000(b)            596,440
Gardner Denver                                   25,600(b)            709,888
Global Power
  Equipment Group                                39,000(b)            275,730
JLG Inds                                            614                 8,504
Joy Global                                       25,000               757,750
Kaydon                                              877                24,959
Kennametal                                       16,000               654,240
Lincoln Electric Holdings                         1,857                55,821
Manitowoc                                           687                22,781
Middleby                                         15,200               761,824
Nordson                                          21,329               731,371
Tecumseh Products Cl A                              667                27,447
Terex                                            22,318(b)            806,349
Toro                                             13,721               894,199
Trinity Inds                                     17,000               471,750
Total                                                               6,839,304

Media (2.7%)
American Greetings Cl A                          26,223(b)            631,188
Banta                                               955                36,968
Consolidated Graphics                            12,257(b)            500,698
DoubleClick                                      40,000(b)            210,000
Emmis Communications Cl A                        28,000(b)            539,000
Gray Television                                  41,600               571,584
John H Harland                                      310                 9,111
Journal Communications Cl A                      19,000               319,010
Journal Register                                 37,700(b)            718,562
Reader's Digest Assn                             25,000               355,500
RH Donnelley                                     20,300(b)            942,935
Sinclair Broadcast Group Cl A                    22,800               182,400
Total                                                               5,016,956

Metals (2.3%)
AK Steel Holding                                 78,000(b)            475,020
Allegheny Technologies                           38,000               714,780
AMCOL Intl                                          494                 8,452
Carpenter Technology                              8,296               367,513
Century Aluminum                                 24,283(b)            601,733
Cleveland-Cliffs                                    524(b)             34,977
Commercial Metals                                   718                25,116
Maverick Tube                                    21,847(b)            647,108
Metal Management                                 25,200(b)            419,328
Mueller Inds                                      1,075                42,237
Quanex                                              913                42,071
Reliance Steel & Aluminum                        19,763               749,808
Schnitzer Steel Inds Cl A                           614                17,253
Shaw Group                                        2,661(b)             27,382
Total                                                               4,172,778

Multi-industry (2.4%)
Ameron Intl                                         692                25,154
Anixter Intl                                     11,569               408,039
Brink's                                          21,000               604,800
Corrections Corp of America                      20,838(b)            721,829
FTI Consulting                                    1,585(b)             28,340
Global Imaging Systems                           16,800(b)            470,400
Imagistics Intl                                     816(b)             26,479
Jacuzzi Brands                                   55,100(b)            479,370
Kelly Service Cl A                                  353                 9,531
Labor Ready                                      44,000(b)            545,160
MPS Group                                        48,100(b)            429,533
NCO Group                                        16,000(b)            408,960

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
191   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                            Shares              Value(a)

Multi-industry (cont.)
Ruddick                                           3,217               $61,348
SOURCECORP                                        1,331(b)             29,482
Standex Intl                                      1,473                35,764
Woodward Governor                                   542                31,870
YORK Intl                                         2,908                94,684
Total                                                               4,410,743

Paper & packaging (0.8%)
Buckeye Technologies                             35,300(b)            376,651
Crown Holdings                                   76,000(b)            737,200
Greif Cl A                                          525                20,475
Silgan Holdings                                   9,500               425,125
Total                                                               1,559,451

Precious metals (--%)
Coeur d'Alene Mines                               7,432(b)             26,755
Hecla Mining                                      2,134(b)             12,761
Stillwater Mining                                 2,338(b)             33,481
Total                                                                  72,997

Real estate (0.2%)
Brookfield Homes                                 17,000               448,290

Real estate investment trust (2.0%)
American Home Mortgage
  Investment                                      1,039                28,282
Anthracite Capital                                2,399                27,708
Anworth Mtge Asset                                4,519                50,613
Bedford Property Investors                          496                15,326
CBL & Associates Properties                       6,200               378,696
Corpotate Office
  Properties Trust                                1,237                32,719
EastGroup Properties                             15,000               506,250
Gables Residential Trust                         12,500               415,750
Impac Mtge Holdings                               6,257               161,493
LaSalle Hotel Properties                            854                24,117
LTC Properties                                    1,028                18,422
MFA Mtge Investments                              6,562                61,092
Natl Health Investors                             1,433                41,328
Novastar Financial                                1,492                60,038
Pan Pacific Retail Properties                     9,500               507,205
Post Properties                                   1,545                46,968
RAIT Investment Trust                             1,377                37,041
Redwood Trust                                       603                35,613
Town & Country Trust                             11,600               294,524
Universal Health Realty
  Income Trust                                   13,892               406,897
Ventas                                           16,300               445,805
Total                                                               3,595,887

Restaurants (1.0%)
Bob Evans Farms                                   1,597                39,989
CEC Entertainment                                   258(b)              8,687
CKE Restaurants                                  26,249(b)            314,201
Jack in the Box                                  22,845(b)            645,142
Lone Star
  Steakhouse & Saloon                            21,300               493,947
Ryan's Restaurant Group                           2,309(b)             31,726
Steak n Shake                                    20,000(b)            344,000
Total                                                               1,877,692

Retail -- general (5.8%)
7-Eleven                                         30,200(b)            583,464
Aeropostale                                      19,500(b)            607,425
American Eagle Outfitters                        18,000(b)            599,400
AnnTaylor Stores                                 13,150(b)            317,836
bebe stores                                      30,000(b)            545,100
BJ's Wholesale Club                              17,600(b)            445,632
Brown Shoe                                       21,693               575,298
Buckle                                            1,772                45,983
Cato Cl A                                         1,030                21,785
Checkpoint Systems                               33,900(b)            511,890
Claire's Stores                                  23,700               576,858
Coldwater Creek                                  18,588(b)            373,991
Department 56                                       750(b)             11,648
Dress Barn                                          641(b)             10,621
Finish Line Cl A                                 35,100             1,018,250
Group 1 Automotive                                1,108(b)             30,437
Guitar Center                                    12,000(b)            491,520
Hollywood Entertainment                           2,055(b)             20,735
Linens `N Things                                    932(b)             23,375
MarineMax                                        15,000(b)            294,000
Pacific Sunwear of California                    17,300(b)            331,468
Pantry (The)                                     33,900(b)            659,694
Payless ShoeSource                                3,150(b)             36,540
Pep Boys - Manny,
  Moe & Jack                                      1,903                30,258
PETCO Animal Supplies                            15,000(b)            496,800
Russ Berrie                                         943                18,200
School Specialty                                 19,600(b)            694,819
ShopKo Stores                                     3,118(b)             52,757
Sonic Automotive                                  1,268                26,374
Sotheby's Holdings Cl A                           1,618(b)             25,872
Stage Stores                                     17,500(b)            558,950
Stein Mart                                        1,234(b)             20,176
United Stationers                                   997(b)             41,046
Weis Markets                                        829                27,788
World Fuel Services                              15,677               551,517
Zale                                              2,164(b)             55,442
Total                                                              10,732,949

Telecom equipment & services (2.0%)
Aspect Communications                             8,129(b)             69,584
CommScope                                        36,100(b)            717,307
Digi Intl                                        60,700(b)            682,875
Ditech Communications                            30,867(b)            664,258
Orbital Sciences                                  3,400(b)             36,278
Plantronics                                      15,290               594,017
Sycamore Networks                                97,600(b)            371,856
Tekelec                                          34,400(b)            628,488
Total                                                               3,764,663

Textiles & apparel (1.8%)
Burlington Coat
  Factory Warehouse                               1,333                25,607
Deckers Outdoor                                  16,000(b)            469,760
Genesco                                             574(b)             12,932
K-Swiss Cl A                                     10,800               210,708
Kellwood                                         13,500               492,750
Oxford Inds                                         341                13,797
Quiksilver                                       32,400(b)            704,700
Russell                                           1,547                27,629
Stride Rite                                       1,794                17,725
Warnaco Group                                    45,000(b)            906,300
Wolverine World Wide                             20,374               491,421
Total                                                               3,373,329

Utilities -- electric (1.1%)
Black Hills                                      20,700               576,495
Cleco                                             3,086                54,221
Duquesne Light Holdings                          25,519               479,502
Idacorp                                          30,200               879,725
PNM Resources                                     1,442                30,816
Sierra Pacific Resources                          2,948(b)             25,353
Total                                                               2,046,112

Utilities -- natural gas (2.5%)
Energen                                          21,686             1,028,785
New Jersey Resources                             11,420               466,507
Nicor                                               717                25,704
ONEOK                                            37,400               881,144
Peoples Energy                                      616                25,595
Plains Exploration
  & Production                                   26,405(b)            512,521
Quicksilver Resources                               676(b)             19,043
Southwestern Energy                              19,220(b)            683,655
UGI                                              16,389               559,848
Western Gas Resources                            13,200               368,544
Total                                                               4,571,346

Utilities -- telephone (0.6%)
Commonwealth Telephone
  Enterprises                                    10,000(b)            434,500
General Communication Cl A                       43,670(b)            374,689
PTEK Holdings                                    41,800(b)            358,226
Total                                                               1,167,415

Total common stocks
(Cost: $165,658,539)                                             $176,784,078

Short-term securities (4.2%)(f)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.1%)
Federal Home Bank Disc Nt
   09-03-04               1.42%              $1,000,000              $999,882
Federal Natl Mtge Assn Disc Nt
   09-08-04               1.26                1,000,000               999,721
Total                                                               1,999,603

Commercial paper (3.1%)
UBS Finance (Delaware) LLC
   09-01-04               1.58                1,300,000             1,299,943
Variable Funding Capital
   09-01-04               1.58                4,400,000             4,399,807
Total                                                               5,699,750

Total short-term securities
(Cost: $7,699,663)                                                 $7,699,353

Total investments in securities
(Cost: $173,358,202)(g)                                          $184,483,431

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
192   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 1.7% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

        Type of security                                            Contracts

        Purchase contracts
        Russell 2000, Sept. 2004                                            3

(e) Security is partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of this category (see Note 6 to the financial statements). 3.1% of the short-term securities is the Fund's cash equivalent position.

(g) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $173,831,128 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $19,487,586
        Unrealized depreciation                                    (8,835,283)
                                                                   ----------
        Net unrealized appreciation                               $10,652,303
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
193   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Strategy Aggressive Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.6%)
Issuer                                            Shares              Value(a)

Aerospace & defense (1.6%)
Alliant Techsystems                              69,000(b)         $3,997,860
Rockwell Collins                                247,000             8,494,330
Total                                                              12,492,190

Airlines (0.7%)
Ryanair Holdings ADR                            189,000(b,c,d)      5,868,450

Automotive & related (1.8%)
Gentex                                          402,800            13,832,152

Banks and savings & loans (0.5%)
Greenhill                                        10,900               222,905
New York
  Community Bancorp                             168,000             3,586,800
Total                                                               3,809,705

Broker dealers (0.7%)
AG Edwards                                       53,000             1,843,340
Ameritrade Holding                              299,000(b)          3,405,610
Total                                                               5,248,950

Computer hardware (2.0%)
Network Appliance                               766,000(b)         15,373,620

Computer software & services (13.8%)
Affiliated Computer
  Services Cl A                                 259,000(b)         14,071,470
Autodesk                                        133,000             5,906,530
Certegy                                          56,000             2,149,280
ChoicePoint                                      99,000(b)          4,182,750
DST Systems                                     136,000(b)          6,152,640
Electronic Arts                                 155,000(b)          7,715,900
Fiserv                                          208,000(b)          7,234,240
Iron Mountain                                   348,000(b)         10,728,840
Juniper Networks                                724,112(b)         16,574,924
Mercury Interactive                             312,000(b)         10,767,120
NAVTEQ                                          144,000(b)          4,734,720
Paychex                                         208,000             6,171,360
Salesforce.com                                   28,800(b,d)          374,400
SunGard Data Systems                            352,000(b)          8,096,000
VeriSign                                        244,000(b)          4,235,840
Total                                                             109,096,014

Electronics (6.9%)
Altera                                          207,000(b)          3,916,440
ASML Holding                                    698,000(b,c)        9,032,120
Broadcom Cl A                                   193,000(b)          5,238,020
KLA-Tencor                                      208,000(b)          7,770,880
Marvell Technology Group                        272,000(b,c)        6,288,640
Maxim Integrated Products                        83,000             3,604,690
Microchip Technology                            313,000             8,260,070
Natl Semiconductor                              442,000(b)          5,891,860
Xilinx                                          136,000             3,730,480
Total                                                              53,733,200

Energy (5.5%)
Apache                                          208,000             9,295,520
Chesapeake Energy                               285,000             4,027,050
EOG Resources                                   158,000             9,127,660
Pioneer Natural Resources                       203,000             6,790,350
XTO Energy                                      488,000            13,683,520
Total                                                              42,924,100

Energy equipment & services (3.7%)
BJ Services                                     259,000(b)         12,444,950
Nabors Inds                                     209,000(b,c)        9,216,900
Precision Drilling                              155,000(b,c)        7,657,000
Total                                                              29,318,850

Financial services (2.5%)
Alliance Data Systems                           314,000(b)         11,994,800
CapitalSource                                   371,000(b)          7,564,690
Total                                                              19,559,490

Health care products (17.9%)
Allergan                                         93,000             6,942,450
Amylin Pharmaceuticals                          261,000(b)          5,165,190
Biomet                                          218,000             9,951,700
CR Bard                                         334,000            18,737,399
Eyetech Pharmaceuticals                         261,000(b,d)        9,061,920
Gen-Probe                                       235,000(b)          8,483,500
Genzyme                                         156,000(b)          8,424,000
Gilead Sciences                                 201,000(b)         13,895,130
Invitrogen                                      208,000(b)         10,296,000
Kinetic Concepts                                128,500(b)          6,395,445
Martek Biosciences                              100,000(b)          5,340,000
Medco Health Solutions                          275,000(b)          8,588,250
MGI Pharma                                      139,000(b)          3,228,970
OSI Pharmaceuticals                              52,000(b)          3,098,680
Sepracor                                         91,000(b)          4,514,510
St. Jude Medical                                135,000(b)          9,078,750
Wright Medical Group                             64,000(b)          1,728,000
Zimmer Holdings                                 116,000(b)          8,270,800
Total                                                             141,200,694

Health care services (3.9%)
Anthem                                           68,000(b)          5,524,320
Caremark Rx                                     521,000(b)         14,952,700
Community Health Systems                        416,000(b)         10,400,000
Total                                                              30,877,020

Household products (1.4%)
Church & Dwight                                 237,000            10,657,890

Industrial services (2.7%)
Cintas                                          133,000             5,454,330
Fastenal                                        256,000            16,071,680
Total                                                              21,526,010

Industrial transportation (3.1%)
C.H. Robinson Worldwide                         105,000             4,480,350
JB Hunt Transport Services                      573,000            19,424,700
Total                                                              23,905,050

Insurance (4.6%)
Assurant                                        190,000             5,042,600
Axis Capital Holdings                           342,000(c)          8,163,540
IPC Holdings                                    119,000(c)          4,318,510
United Natl Group Cl A                          261,000(b,c)        4,045,500
WellChoice                                      289,000(b)         10,302,850
Willis Group Holdings                           123,000(c)          4,301,310
Total                                                              36,174,310

Lodging & gaming (1.2%)
GTECH Holdings                                  394,000             9,259,000

Media (4.5%)
EW Scripps Cl A                                 139,000            14,221,090
Univision
  Communications Cl A                           551,000(b)         18,183,000
XM Satellite Radio
  Holdings Cl A                                  91,000(b)          2,499,770
Total                                                              34,903,860

Multi-industry (9.2%)
Apollo Group Cl A                               107,000(b)          8,346,000
Corporate Executive Board                       262,000            15,421,320
Danaher                                         261,000            13,420,620
Harman Intl Inds                                 62,000             5,994,780
Manpower                                        364,000            15,371,720
Zebra Technologies Cl A                         234,000(b)         13,373,100
Total                                                              71,927,540

Paper & packaging (2.1%)
Smurfit-Stone Container                         929,000(b)         16,480,460

Restaurants (2.7%)
Brinker Intl                                    208,000(b)          6,333,600
Starbucks                                       339,000(b)         14,658,360
Total                                                              20,991,960

Retail -- general (1.0%)
Advance Auto Parts                              209,000(b)          7,745,540
Cabela's CI A                                     9,800(b)            250,880
Total                                                               7,996,420

Telecom equipment & services (0.8%)
Research in Motion                              100,000(b,c)        6,022,000

Textiles & apparel (1.8%)
Chico's FAS                                     239,000(b)          9,775,100
Coach                                            96,000(b)          4,046,400
Total                                                              13,821,500

Total common stocks
(Cost: $665,241,547)                                             $757,000,435

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
194   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Bond (0.3%)
Issuer                  Coupon                Principal            Value(a)
                         rate                  amount
Federal Farm Credit Bank
   03-15-06               2.50%              $2,000,000            $2,002,688

Total bond
(Cost: $1,999,422)                                                 $2,002,688

Short-term securities (4.8%)(e)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (3.1%)
Federal Home Loan Bank Disc Nt
  09-15-04                1.27%              $8,700,000            $8,695,415
Federal Home Loan Mtge Corp Disc Nt
  09-21-04                1.36                4,500,000             4,496,437
Federal Natl Mtge Assn Disc Nts
  09-23-04                1.51                6,000,000             5,994,212
  09-27-04                1.51                5,000,000             4,994,337
Total                                                              24,180,401

Commercial paper (1.7%)
Merrill Lynch
  09-01-04                1.43                5,600,000             5,599,778
  09-09-04                1.53                7,600,000             7,597,093
Total                                                              13,196,871

Total short-term securities
(Cost: $37,378,806)                                               $37,377,272

Total investments in securities
(Cost: $704,619,775)(f)                                          $796,380,395

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2004, the value of foreign securities represented 8.3% of net assets.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of this category (see Note 6 to the financial statements). 3.1% of the short-term securities is the Fund's cash equivalent position.

(f) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $707,136,278 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $132,170,650
        Unrealized depreciation                                   (42,926,533)
                                                                  -----------
        Net unrealized appreciation                              $ 89,244,117
                                                                 ------------

      Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Aug. 31, 2004 are as follows:

                                        Beginning      Purchase      Sales       Ending   Dividend
      Issuer                              cost           cost        cost         cost     income     Value(a)
      Knowledge Mechanics Group*       $3,300,002         $--     $3,300,002       $--       $--         $--

      * Issuer was not an affiliate for the entire year ended Aug. 31, 2004.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
195   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Threadneedle Emerging Markets Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (91.0%)(c)
Issuer                                            Shares              Value(a)

Brazil (7.4%)

Banks and savings & loans (0.7%)
Unibanco - Uniao de Bancos
  Brasileiros ADR                                14,731              $337,340

Energy (1.1%)
Petroleo Brasileiro ADR                          18,719               522,073

Metals (1.9%)
Cia Vale do Rio Doce ADR                         18,255               889,019

Paper & packaging (1.2%)
Aracruz Celulose ADR                             15,265               531,375

Utilities -- electric (0.7%)
Cia Energetica de
  Minas Gerais                               17,200,000               316,777

Utilities -- telephone (1.8%)
Brasil Telecom
  Participacoes ADR                              24,730               806,940

Chile (0.6%)

Banks and savings & loans
Banco Santander Chile ADR                        10,818               295,331

China (2.3%)

Metals (1.0%)
Yanzhou Coal Mining Cl H                        422,000               457,178

Multi-industry (0.6%)
China Merchants
  Holdings Intl                                 188,000               285,623

Telecom equipment & services (0.7%)
China Telecom Cl H                              956,000               306,418

Czechoslovakia Federated Republic (1.3%)

Banks and savings & loans
Komercni Banka                                    5,494               591,403

Estonia (1.4%)

Banks and savings & loans
Hansabank                                        75,845               635,308

Hong Kong (2.1%)

Real estate (1.1%)
Sun Hung Kai Properties53,000                   492,641

Retail -- general (1.0%)
Giordano Intl                                   820,000               459,948

Hungary (2.2%)

Health care products
Gedeon Richter                                    9,360             1,006,452

India (4.6%)

Banks and savings & loans (2.1%)
Housing Development Finance                      48,849               586,451
State Bank of India ADR                          17,697               377,831
Total                                                                 964,282

Beverages & tobacco (1.3%)
ITC                                              26,602               600,855

Computer software & services (1.2%)
Infosys Technologies                             15,675               532,612

Israel (3.6%)

Computer software & services (1.3%)
Check Point Software
  Technologies                                   33,161(b)            581,644

Electronics (0.8%)
Orbotech                                         21,900(b)            365,511

Health care products (1.5%)
Teva Pharmaceutical Inds ADR                     26,632               725,722

Malaysia (3.0%)

Banks and savings & loans (0.7%)
Malayan Banking                                 120,600               330,063

Cellular telecommunications (1.3%)
Maxis Communications                            274,200               616,950

Leisure time & entertainment (1.0%)
Resorts World                                   190,300               443,199

Mexico (10.3%)

Beverages & tobacco (2.2%)
Fomento Economico
  Mexicano ADR                                   11,284               487,807
Grupo Modelo Series C                           218,300               520,172
Total                                                               1,007,979

Cellular telecommunications (4.1%)
America Movil ADR Series L56,128              1,922,384

Media (1.5%)
Grupo Televisa ADR                               14,596               702,505

Real estate (1.0%)
Consorcio ARA ADR                               166,000(b)            444,029

Retail -- general (1.5%)
Wal-Mart de Mexico                              212,570               675,793

Russia (8.4%)

Energy (5.5%)
LUKOIL ADR                                       18,072             2,132,496
Surgutneftegax ADR                               11,028               384,877
Total                                                               2,517,373

Metals (0.4%)
Mining and Metallurgical
  Company Norilsk Nickel ADR                      2,937               165,647

Utilities -- natural gas (0.5%)
OAO Gazprom ADR                                   7,350(d)            242,550

Utilities -- telephone (2.0%)
Mobile Telesystems ADR                            7,101               918,585

South Africa (5.5%)

Banks and savings & loans (2.7%)
FirstRand                                       344,141               550,943
Standard Bank Group                             103,141               685,661
Total                                                               1,236,604

Insurance (0.9%)
Sanlam                                          311,174               418,012

Telecom equipment & services (1.9%)
Telkom South Africa                              72,632               862,025

South Korea (16.1%)

Automotive & related (1.5%)
Hyundai Motor ADR                                32,292(d)            694,278

Banks and savings & loans (3.3%)
Hana Bank                                        39,610               888,471
Kookmin Bank ADR                                 20,080(b)            641,194
Total                                                               1,529,665

Beverages & tobacco (0.9%)
KT&G                                             16,990               433,430

Electronics (7.5%)
Samsung Electronics                               8,630             3,377,266

Metals (2.0%)
POSCO                                             6,250               897,544

Retail -- general (0.9%)
Shinsegae                                         1,550               406,178

Taiwan (13.8%)

Banks and savings & loans (4.4%)
Chinatrust Financial Holding                  1,120,136             1,180,026
Taishin Financial Holdings                    1,083,790               823,703
Total                                                               2,003,729

Computer hardware (1.0%)
Asustek Computer                                209,800               467,891

Electronics (5.9%)
Acer                                            282,584               375,640
Optimax Technology                              149,933               358,576
Taiwan Semiconductor Mfg                      1,173,340             1,618,257
Yageo                                           894,000(b)            371,210
Total                                                               2,723,683

Insurance (1.5%)
Cathay Financial Holding389,000                 679,191

Telecom equipment & services (1.0%)
Taiwan Cellular                                 501,000               470,450

Thailand (4.3%)

Banks and savings & loans (3.5%)
Bangkok Bank                                    299,500(b)            712,068
Kasikornbank                                    774,800(b)            893,141
Total                                                               1,605,209

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
196   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

Issuer                                            Shares              Value(a)

Thailand (cont.)

Utilities -- telephone (0.8%)
Advanced Info Service                           162,900              $369,694

Turkey (2.4%)

Banks and savings & loans (0.6%)
Akbank TAS                                   66,127,066               280,088

Beverages & tobacco (0.3%)
Anadolu Efes Biracilik ve
  Malt Sanayil                               11,738,062               156,922

Food (1.1%)
Migros Turk TAS                              88,109,213               472,326

Furniture & appliances (0.4%)
Arcelik                                      37,876,363(b)            196,777

United Kingdom (1.8%)

Metals
BHP Billiton                                     90,143               839,007

Total common stocks
(Cost: $40,503,343)                                               $41,811,478

Preferred stocks (3.3%)(c)
Issuer                                            Shares              Value(a)

Brazil (1.7%)
Banco Itau Holding
  Financeira                                  7,578,000              $766,449

South Korea (1.6%)
Samsung Electronics                               2,880               742,210

Total preferred stocks
(Cost: $1,254,452)                                                 $1,508,659

Short-term securities (3.0%)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
  09-03-04                1.42%                $500,000              $499,941
Federal Home Loan Mtge Corp Disc Nt
  09-09-04                1.28                  500,000               499,840
Federal Natl Mtge Assn Disc Nt
   10-12-04               1.58                  400,000               399,263

Total short-term securities
(Cost: $1,399,106)                                                 $1,399,044

Total investments in securities
(Cost: $43,156,901)(e)                                            $44,719,181

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c)     Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $936,828 or 2.0% of net assets.

(e) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $43,280,671 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 2,802,345
        Unrealized depreciation                                    (1,363,835)
                                                                   ----------
        Net unrealized appreciation                               $ 1,438,510
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
197   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

AXP VP - Threadneedle International Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)(c)
Issuer                                            Shares              Value(a)

Australia (1.3%)

Media (0.4%)
News Corp                                       548,498            $4,260,969

Metals (0.9%)
BHP Billiton                                    925,623             8,559,664

Austria (0.6%)

Building materials & construction
Wienerberger                                    154,827             5,617,357

Belgium (0.5%)

Telecom equipment & services
Belgacom                                        154,991(b)          5,177,972

Brazil (1.1%)

Metals (0.6%)
Cia Vale do Rio Doce ADR                        115,600             5,629,720

Paper & packaging (0.5%)
Aracruz Celulose ADR                            149,333             5,198,282

Denmark (0.5%)

Insurance
Topdanmark                                       75,651(b)          4,731,671

Finland (0.5%)

Computer software & services
TietoEnator                                     166,916             4,420,041

France (9.0%)

Automotive & related (0.6%)
Renault                                          77,422             6,221,247

Banks and savings & loans (0.6%)
BNP Paribas                                     104,348             6,322,966

Beverages & tobacco (0.8%)
LVMH Moet Hennessy
  Louis Vuitton                                 125,067             8,009,356

Energy (2.7%)
Total                                           130,671            25,470,627

Health care services (0.7%)
Essilor Intl                                    115,895             7,111,551

Insurance (0.8%)
AXA                                             397,003             8,115,468

Multi-industry (2.3%)
Sanofi-Aventis                                  164,126(d)         11,669,690
Sanofi-Aventis - New                             73,203(b)          5,213,794
Vivendi Universal                               207,255(b)          5,117,314
Total                                                              22,000,798

Utilities -- telephone (0.5%)
France Telecom                                  205,832             4,869,168

Germany (6.3%)

Automotive & related (1.5%)
Bayerische Motoren Werke                        119,773             4,941,964
Continental                                     200,760            10,422,298
Total                                                              15,364,262

Banks and savings & loans (0.5%)
Hypo Real Estate Holding                        143,985(b)          4,603,425

Computer software & services (0.4%)
SAP                                              25,035             3,649,995

Electronics (0.6%)
Siemens                                          87,397             5,983,203

Health care products (0.6%)
Celesio                                          81,952             5,429,842

Retail -- general (0.6%)
Metro                                           127,423             5,918,497

Utilities -- electric (1.5%)
E.On                                            201,832            14,328,547

Utilities -- telephone (0.6%)
Deutsche Telekom                                352,596(b)          6,151,665

Hong Kong (3.1%)

Financial services (1.1%)
Cheung Kong Holdings                            610,000             5,259,430
Hong Kong Exchanges
  & Clearing                                  2,804,000             6,129,413
Total                                                              11,388,843

Multi-industry (1.0%)
New World Development                         4,033,400             3,800,801
Swire Pacific Cl A                              842,000             5,964,320
Total                                                               9,765,121

Real estate (1.0%)
Sun Hung Kai Properties                       1,010,000             9,388,061

Ireland (2.3%)

Banks and savings & loans (1.3%)
Anglo Irish Bank                                740,909            12,331,119

Building materials & construction (1.0%)
CRH                                             427,473             9,711,571

Italy (3.5%)

Banks and savings & loans (0.7%)
Banco Popolare di
  Verona e Novara                               407,316             6,709,627

Energy (1.7%)
Eni                                             835,989            17,109,502

Insurance (0.7%)
Riunione Adriatica di Sicurta                   367,507             6,487,879

Multi-industry (0.4%)
Autostrade                                      187,272             3,752,941

Japan (19.3%)

Automotive & related (2.0%)
Nissan Motor                                    594,000             6,482,175
Toyota Motor                                    342,000            13,525,954
Total                                                              20,008,129

Banks and savings & loans (1.0%)
Mitsubishi Tokyo Financial Group                    917             8,269,203
Sumitomo Mitsui Financial Group                     359             2,172,471
Total                                                              10,441,674

Building materials & construction (0.4%)
Asahi Glass                                     400,000             3,870,731

Cellular telecommunications (0.5%)
NTT DoCoMo                                        2,560             4,757,667

Chemicals (1.0%)
Shin-Etsu Chemical                               80,700             2,822,247
Sumitomo Chemical                             1,700,000             7,641,674
Total                                                              10,463,921

Computer software & services (0.4%)
Nomura Research Institute                        39,000             3,552,595

Electronics (2.3%)
Hitachi                                         650,000             4,094,113
Hitachi Maxell                                  301,800             4,271,563
Keyence                                          35,050             7,194,187
Murata Manufacturing                             60,000             2,982,697
Rohm                                             30,000             3,117,275
Tokyo Electron                                   31,000             1,594,983
Total                                                              23,254,818

Engineering & construction (0.5%)
Daiwa House Inds                                500,000             5,213,769

Financial services (1.0%)
Nomura Holdings                                 495,000             6,833,837
Sumitomo Trust & Banking                        417,000             2,531,090
Total                                                               9,364,927

Furniture & appliances (0.7%)
Matsushita Electric Industrial                  490,000             6,598,828

Health care products (0.8%)
Chugai Pharmaceutical                           238,100             3,509,485
Yamanouchi Pharmaceutical                       120,000             4,163,691
Total                                                               7,673,176

Household products (0.5%)
Kao                                             179,000             4,408,221

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
198   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle International Fund

Issuer                                            Shares              Value(a)

Japan (cont.)

Industrial transportation (0.6%)
East Japan Railway                                  750            $4,215,874
West Japan Railway                                  309             1,281,489
Total                                                               5,497,363

Insurance (0.6%)
Sompo Japan Insurance                           599,000             5,615,454

Machinery (1.0%)
Amada                                           750,000             4,257,072
SMC                                              55,000             5,292,045
Total                                                               9,549,117

Media (1.1%)
Dai Nippon Printing                             301,000             4,433,846
Dentsu                                              950             2,296,073
Nippon Telegraph & Telephone                        850             3,688,547
Total                                                              10,418,466

Metals (0.4%)
Nippon Steel                                  1,850,000             4,251,121

Multi-industry (1.3%)
Canon                                           145,000             6,929,415
Mitsubishi                                      600,000             6,223,565
Total                                                              13,152,980

Paper & packaging (0.7%)
Nippon Unipac Holding                             1,354             6,483,036

Real estate (0.9%)
Mitsui Fudosan                                  750,000             8,308,157

Retail -- general (0.8%)
Marui                                           196,000             2,592,877
Seven-Eleven Japan                              157,000             4,800,696
Total                                                               7,393,573

Utilities -- electric (0.8%)
Tokyo Electric Power                            330,000             7,628,399

Mexico (1.8%)

Cellular telecommunications (1.3%)
America Movil ADR Series L                      319,385            10,938,937
America Telecom Cl A1                           696,288(b)          1,300,685
Total                                                              12,239,622

Retail -- general (0.5%)
Wal-Mart de Mexico                            1,621,300             5,154,364

Netherlands (3.5%)

Banks and savings & loans (1.2%)
ING Groep                                       494,180            12,063,370

Energy (0.7%)
Royal Dutch Petroleum1                           26,747(d)          6,397,880

Food (0.9%)
Royal Numico                                    283,117(b)          8,906,920

Industrial services (0.7%)
Koninklijke Philips
  Electronics                                   298,315             6,878,982

Norway (0.7%)

Insurance
Storebrand                                    1,089,426             7,239,440

Russia (0.8%)

Energy
LUKOIL ADR                                       62,300             7,351,400

Singapore (1.6%)

Banks and savings & loans (1.1%)
DBS Group Holdings                            1,167,000            10,621,470

Real estate (0.5%)
City Developments                             1,382,000             5,120,012

South Africa (0.6%)

Metals
Anglo American                                  269,489             6,095,201

South Korea (2.2%)

Automotive & related (0.2%)
Hyundai Motor                                    55,100             2,385,778

Banks and savings & loans (0.5%)
Kookmin Bank ADR                                137,690(b)          4,396,713

Electronics (1.2%)
Samsung Electronics                              31,220            12,217,641

Metals (0.3%)
POSCO                                            17,970             2,580,620

Spain (1.8%)

Banks and savings & loans (0.7%)
Banco Popular Espanol                           140,919             7,639,965

Computer software & services (0.4%)
Indra Sistemas                                  306,989             3,928,209

Utilities -- electric (0.7%)
Iberdrola                                       309,806             6,333,002

Sweden (1.1%)

Telecom equipment & services
Telefonaktiebolaget LM
  Ericsson Cl B                               3,987,400(b)         10,643,323

Switzerland (6.5%)

Banks and savings & loans (2.0%)
Credit Suisse Group                             139,576             4,352,796
UBS                                             228,991            15,349,231
Total                                                              19,702,027

Chemicals (0.5%)
Syngenta                                         52,115(b)          4,680,310

Food (0.3%)
Nestle                                           12,871             3,043,474

Health care products (3.2%)
Nobel Biocare Holding                            76,660            10,833,839
Novartis                                        145,975             6,747,857
Roche Holding                                   140,378            13,604,452
Total                                                              31,186,148

Retail -- general (0.5%)
Swatch Group Cl B                                40,498             4,979,918

Taiwan (2.2%)

Banks and savings & loans (1.3%)
Chinatrust Financial
  Holding                                    11,801,620            12,432,600

Electronics (0.9%)
Taiwan Semiconductor Mfg                      6,225,162             8,585,674

United Kingdom (26.1%)

Aerospace & defense (1.4%)
Rolls-Royce Group                             2,048,344             8,555,117
Smiths Group                                    383,147             4,792,125
Total                                                              13,347,242

Banks and savings & loans (3.1%)
Lloyds TSB Group                              1,134,870             8,528,751
Royal Bank of
  Scotland Group                                373,006            10,399,427
Standard Chartered                              637,038            10,826,306
Total                                                              29,754,484

Beverages & tobacco (1.7%)
British American Tobacco                        416,069             6,279,911
Gallaher Group                                  516,485             6,138,691
SABMiller ADR                                   294,405             3,666,287
Total                                                              16,084,889

Building materials & construction (0.5%)
BPB                                             710,254             5,174,483

Cellular telecommunications (2.0%)
Vodafone Group                                8,565,068            19,487,919

Computer software & services (0.4%)
ARM Holdings                                  2,538,683             3,614,422

Energy (3.2%)
BP                                            2,693,876            23,922,553
Cairn Energy                                    306,643(b)          8,283,959
Total                                                              32,206,512

Financial services (1.9%)
HSBC Holdings                                   607,477             9,448,088
Land Securities Group                           456,424             9,459,531
Total                                                              18,907,619

Food (0.5%)
Associated British Foods                        449,825             5,070,773

Health care products (0.6%)
AstraZeneca                                     117,505             5,410,664

Industrial services (0.4%)
BOC Group                                       269,784             4,349,104

Insurance (1.4%)
HHG                                           9,324,677(b)          7,772,286
Prudential                                      794,336             6,284,519
Total                                                              14,056,805

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
199   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Threadneedle International Fund

Issuer                                            Shares              Value(a)

United Kingdom (cont.)

Leisure time & entertainment (0.9%)
Carnival                                        173,693            $8,351,633

Media (0.6%)
Taylor Nelson Sofres                          1,483,217             5,372,841

Metals (0.5%)
Xstrata                                         335,012             4,875,354

Multi-industry (0.1%)
Hays                                            294,355               628,627

Retail -- general (1.2%)
GUS                                             769,314            11,764,102

Retail -- grocery (2.6%)
Morrison Wm
  Supermarkets                                2,402,145             7,814,113
Tesco                                         3,556,949            17,051,499
Total                                                              24,865,612

Telecom equipment & services (0.7%)

mm02                                          3,976,432(b)          6,431,782
Utilities -- electric (0.6%)

Scottish & Southern
  Energy ADR                                    462,354             6,141,089
Utilities -- natural gas (1.2%)

BG Group                                      1,875,619            11,577,332

Total common stocks
(Cost: $856,290,762)                                             $937,974,430

Preferred stocks & other (1.6%)(c)
Issuer                                            Shares              Value(a)

Germany (1.6%)

Porsche                                          19,194           $11,678,509
ProSiebenSat.1 Media                            235,886             4,080,988
Total                                                              15,759,497

Singapore (--%)

City Development
  Warrants                                      138,200               308,007

Total preferred stocks & other
(Cost: $13,508,762)                                               $16,067,504

Short-term securities (2.2%)(e)
Issuer                 Effective               Amount                Value(a)
                         yield               payable at
                                              maturity
U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
  09-14-04                1.50%              $5,000,000            $4,997,083
Federal Natl Mtge Assn Disc Nts
  09-08-04                1.26                4,700,000             4,698,689
  10-20-04                1.60                7,800,000             7,782,706
  10-01-04                1.53                3,600,000             3,595,257

Total short-term securities
(Cost: $21,074,505)                                               $21,073,735

Total investments in securities
(Cost: $890,874,029)(f)                                          $975,115,669

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c)     Foreign security values are stated in U.S. dollars.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of this category (see Note 6 to the financial statements). 1.4% of the short-term securities is the Fund's cash equivalent position.

(f) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $894,021,530 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $100,867,329
        Unrealized depreciation                                   (19,773,190)
                                                                  -----------
        Net unrealized appreciation                              $ 81,094,139
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
200   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

AXP VP - Cash Management Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
Actual(b)                                        $1,000                     $1,002.60                      $3.51(a)
Hypothetical (5% return before expenses)         $1,000                     $1,021.90                      $3.54(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.69%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b)  Based on the actual return of 0.26% for the six months ended Aug. 31, 2004.

AXP VP - Core Bond Fund

                                                Beginning                   Ending                     Expenses paid
                                              account value              account value               during the period
                                              March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
Actual(b)                                        $1,000                     $1,008.40                      $4.85(a)
Hypothetical (5% return before expenses)         $1,000                     $1,020.58                      $4.88(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b)  Based on the actual return of 0.84% for the six months ended Aug. 31, 2004.

--------------------------------------------------------------------------------
201   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                     $1,011.00                      $4.14(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.29                      $4.16(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b)  Based on the actual return of 1.10% for the six months ended Aug. 31, 2004.

AXP VP - Diversified Equity Income Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $979.40                      $4.28(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.09                      $4.37(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (2.06%) for the six months ended Aug. 31, 2004.

AXP VP - Equity Select Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $915.90                      $4.14(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.09                      $4.37(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (8.41%) for the six months ended Aug. 31, 2004.

AXP VP - Global Bond Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                     $1,001.50                      $5.49(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,019.92                      $5.54(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b)  Based on the actual return of 0.15% for the six months ended Aug. 31, 2004.

AXP VP - Growth Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $955.60                      $4.17(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.14                      $4.31(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (4.44%) for the six months ended Aug. 31, 2004.

--------------------------------------------------------------------------------
202   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                     $1,042.70                      $4.26(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.24                      $4.21(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b)  Based on the actual return of 4.27% for the six months ended Aug. 31, 2004.

AXP VP - Income Opportunities Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(a)                                          N/A                       N/A                           N/A
 Hypothetical (5% return before expenses)           N/A                       N/A                           N/A

(a) The values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date for the Fund was June
     1, 2004.

AXP VP - Large Cap Equity Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $956.60                      $3.98(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.34                      $4.11(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (4.34%) for the six months ended Aug. 31, 2004.

AXP VP - Large Cap Value Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $986.80                      $5.30(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,020.07                      $5.39(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (1.32%) for the six months ended Aug. 31, 2004.

AXP VP - Managed Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $996.30                      $3.96(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.45                      $4.01(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (0.37%) for the six months ended Aug. 31, 2004.

--------------------------------------------------------------------------------
203   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $941.80                      $3.50(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.80                      $3.65(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (5.82%) for the six months ended Aug. 31, 2004.

AXP VP - Partners Select Value Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $971.00                      $5.76(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,019.57                      $5.90(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (2.90%) for the six months ended Aug. 31, 2004.

AXP VP - Partners Small Cap Value Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $983.90                      $6.35(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,019.01                      $6.46(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (1.61%) for the six months ended Aug. 31, 2004.

AXP VP - S&P 500 Index Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $970.00                      $2.45(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,022.92                      $2.52(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (3.00%) for the six months ended Aug. 31, 2004.

AXP VP - Short Duration U.S. Government Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $999.70                      $4.17(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.24                      $4.21(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (0.03%) for the six months ended Aug. 31, 2004.

--------------------------------------------------------------------------------
204   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Small Cap Advantage Fund

                                                 Beginning                   Ending                     Expenses paid
                                               account value              account value               during the period
                                               March 1, 2004              Aug. 31, 2004          March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $931.70                      $5.35(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,019.87                      $5.59(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (6.83%) for the six months ended Aug. 31, 2004.

AXP VP - Strategy Aggressive Fund

                                                 Beginning                   Ending                         Expenses paid
                                               account value              account value                   during the period
                                               March 1, 2004              Aug. 31, 2004              March 1, 2004-Aug. 31, 2004

 Actual(b)                                        $1,000                       $923.30                      $3.47(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,021.80                      $3.65(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (7.67%) for the six months ended Aug. 31, 2004.

AXP VP - Threadneedle Emerging Markets Fund

                                                 Beginning                   Ending                         Expenses paid
                                               account value              account value                   during the period
                                               March 1, 2004              Aug. 31, 2004              March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $920.80                      $7.57(a,c)
 Hypothetical (5% return before expenses)         $1,000                     $1,017.53                      $7.95(a,c)

(a) Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (7.92%) for the six months ended Aug. 31, 2004.

(c) AEFC and its affiliates voluntarily agreed to waive certain fees and expenses for this Fund for the six-months ended Aug. 31, 2004. If this fee waiver had not been in place for the entire six-month period, the actual expenses paid would have been $7.81 and the hypothetical expenses paid would have been $8.20.

AXP VP - Threadneedle International Fund

                                                 Beginning                   Ending                         Expenses paid
                                               account value              account value                   during the period
                                               March 1, 2004              Aug. 31, 2004              March 1, 2004-Aug. 31, 2004
 Actual(b)                                        $1,000                       $953.50                      $4.86(a)
 Hypothetical (5% return before expenses)         $1,000                     $1,020.43                      $5.03(a)

(a) Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, mulitplied by 186/366 (to reflect the one-half year period).

(b) Based on the actual return of (4.65%) for the six months ended Aug. 31, 2004.

--------------------------------------------------------------------------------
205   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. American Express Company is separate from IDS Life Insurance Company and is not a broker-dealer. Insurance and Annuities are issued by IDS Life Insurance Company.

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474

S-6466 X (10/04)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Variable Portfolio Investment Series, Inc. were as follows:

                  2004 - $212,209;                            2003 - $200,790

(b) Audit - Related Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Variable Portfolio Investment Series, Inc. were as follows:

                  2004 - $1,682;                              2003 - $1,275

(c) Tax Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for tax compliance related services for AXP Variable Portfolio Investment Series, Inc. were as follows:

                  2004 - $18,885;                             2003 - $17,850

(d) All Other Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Variable Portfolio Investment Series, Inc. were as follows:

                  2004 - None;                                2003 - $89

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Aug. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2004 - None;                                2003 - None

         The fees paid for the years ended Aug. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2004 - $126,900;                            2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 9/1/02 - 8/31/03
  2004 represents bills paid 9/1/03 - 8/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 2, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 2, 2004